UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/29/2012

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Stock Fund
BNY Mellon Small Cap Stock Fund
BNY Mellon U.S. Core Equity 130/30 Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Appreciation Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

SEMIANNUAL REPORT	February 29, 2012

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Large Cap Market Opportunities Fund	5
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	7
BNY Mellon Income Stock Fund	9
BNY Mellon Mid Cap Stock Fund	11
BNY Mellon Small Cap Stock Fund	13
BNY Mellon U.S. Core Equity 130/30 Fund	15
BNY Mellon Focused Equity Opportunities Fund	17
BNY Mellon Small/Mid Cap Fund	19
BNY Mellon International Fund	21
BNY Mellon Emerging Markets Fund	23
BNY Mellon International Appreciation Fund	25
BNY Mellon International Equity Income Fund	27
BNY Mellon Asset Allocation Fund	29
Understanding Your Fund's Expenses	31
Comparing Your Fund's Expenses With Those of Other Funds	33
Statements of Investments	35
Statement of Options Written	46
Statement of Securities Sold Short	55
Statement of Financial Futures	75
Statements of Assets and Liabilities	85
Statements of Operations	91
Statement of Cash Flows	95
Statements of Changes in Net Assets	96
Financial Highlights	104
Notes to Financial Statements	132
Information About the Approval of BNY Mellon International Equity Income Fund's Investment Advisory Agreement and Administration Agreement	156

For More Information

Back cover

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

Stock markets across the global markets generally faltered in the midst of heightened volatility at the start of the reporting period, when investors fled riskier assets due to adverse macroeconomic developments ranging from an unprecedented downgrade of long-term U.S. debt securities to the resurgence of a sovereign debt crisis in Europe. These factors triggered a rally among traditional safe havens, while riskier assets such as stocks suffered. Fortunately, better economic news in October helped to reverse the trend, and equity markets generally rallied over the remainder of the reporting period as fears of a return to recession waned.

Our economic forecast calls for faster U.S. GDP growth in 2012 than in 2011, and sluggish growth for the global economy in 2012, but with sharp differences among individual markets. Accommodative monetary policies throughout the world should help avoid a full-blown global recession, but risks remain with regard to financial stresses in Europe, the Chinese property market and oil supply vulnerabilities in the Middle East. As always, we encourage you to talk with your portfolio manager about how these developments may affect your investments.

Thank you for your continued confidence and support.

Sincerely,

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 10.35%, and Investor shares returned 10.20%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 13.30%.2

After a weak start to the reporting period, improving U.S. economic fundamentals and better-than-expected corporate earnings drove stocks broadly higher.While the fund largely participated in the market’s climb, shortfalls in the health care, financials and consumer discretionary sectors caused its results to lag the benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Also, we use fundamental analysis, conducting independent research to select the most attractive of the higher-ranked securities. We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Improving Economic Fundamentals Buoyed U.S. Stocks

The reporting period began on a negative note, with stock markets throughout the world floundering due to several macroeconomic concerns, including an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, the possibility that a sovereign debt crisis in Greece might spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery. Consequently, investors fled riskier assets, such as stocks, in favor of traditional safe havens.

Fortunately, most of the worries plaguing investors in September failed to materialize. During the fall of 2011, European policymakers took steps toward addressing the region’s financial problems, and U.S. economic data showed clear signs of improvement, including more robust manufacturing activity, rising employment and greater consumer confidence. In addition, corporate earnings reports generally proved stronger than expected, and many investors responded favorably to more attractive valuations in the wake of the earlier downturn. These positive developments lifted stock prices across all capitalization ranges, including large-cap stocks, through the reporting period’s end.

Security Selections Produced Mixed Results

The market’s swings between safety and growth during the final months of 2011 created a challenging market environment for active portfolio managers, but the fund fared better when investors began to refocus on fundamentals in early 2012.

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

Although the fund participated in the reporting period’s gains to a significant degree, its holdings in the health care sector trailed market averages as investors favored relatively defensive stocks over their more growth-oriented counterparts. For example, health insurer Cigna was hurt by concerns regarding a recent acquisition despite bright long-term prospects. Medical devices maker Covidien stumbled as patients delayed elective procedures during the economic downturn. Biotechnology firm Vertex Pharmaceuticals was hurt by intensifying competitive pressures.

In the financials sector, we may have been too early in establishing positions in life insurers, as the stock prices of MetLife and The Hartford Financial Services Group did not rebound as robustly as sector averages despite an improving business environment. Among consumer discretionary companies, footwear maker Deckers Outdoor suffered due to supply limitations during the 2011 holiday season and a generally warm winter, cruise operator Carnival fell sharply in the aftermath of a well-publicized accident affecting an Italian subsidiary, and Hong Kong-based casino operator Melco Crown Entertainment encountered concerns regarding an economic slowdown in China.

The fund achieved better results in other sectors. Its top performer for the reporting period was electronics innovator Apple, which continued to score successes with its smartphone and tablet computer products. Retailer Macy’s and apparel maker Michael Kors Holdings gained value as spending increased among middle- to upper-income consumers. In the industrials sector, electrical products manufacturerThomas & Betts received an acquisition offer at a premium to its stock price at the time, and engine maker Cummins reported better-than-expected financial results as truck sales improved.Among consumer staples stocks, the fund did not own some of the sector’s greater laggards, including The Coca-Cola Companies and Procter & Gamble, while holdings such as alternative beverages producer Monster Beverage benefited from expansion into global markets.

Taking a Positive View of the Market

Although we are aware that risks remain, encouraging U.S. economic data and progress in Europe have led us to take a more positive view of the market’s prospects. Our bottom-up investment process has identified what we believe are a relatively large number of attractive opportunities meeting our criteria in the consumer discretionary, health care, industrials and information technology sectors, but fewer in the traditionally defensive telecommunications services and utilities sectors.

March 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Bernard Schoenfeld, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 9.61%, and Investor shares returned 10.47%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 13.30% for the same period.2

After suffering pronounced weakness in September, large-cap stocks generally rallied over the remainder of the reporting period as macroeconomic concerns waned. The fund produced lower returns than its benchmark, partly due to lagging results from the U.S. Core Equity 130/30 Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock

Strategy,Appreciation Strategy and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus.The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Improving Economic Fundamentals Buoyed U.S. Stocks

The reporting period began on a negative note, with stock markets throughout the world floundering due to several macroeconomic concerns, including an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, the possibility that a sovereign debt crisis in Greece might spread to other members of the European Union, and uncertainties regarding the strength and sustainability of the U.S. economic recovery. As a result, equity investors fled riskier assets, such as stocks, in favor of traditional safe havens, particularly U.S.Treasury securities.

Fortunately, most of the worries plaguing investors did not materialize. During the fall of 2011, European policymakers took steps toward addressing the region’s problems, and U.S. economic data showed clear signs of improvement, marked by robust manufacturing activity, rising employment and increasing consumer confidence. In addition, corporate earnings generally were stronger than many analysts had expected, and many investors responded favorably to more attractive valuations among fundamentally sound companies in

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

the wake of the earlier downturn.These positive developments lifted stock prices in all capitalization ranges through the end of the reporting period.

U.S. Core Equity 130/30 Strategy Dampened Fund Results

Because we believed at the start of the reporting period that investors’ macroeconomic concerns were largely overblown, we maintained a pro-growth tilt in our asset allocation strategy.While this positioning hurt the fund’s relative performance during September, it subsequently helped the fund participate more fully in the rally that began in October.

However, the benefits of our asset allocation strategy were more than offset by lagging results from the U.S. Core Equity 130/30 Strategy, which proved relatively ineffective during the volatile transition from negative to positive market sentiment. The Strategy favored companies with good future growth prospects in an environment that principally rewarded businesses showing current growth, often without regard to underlying valuations.

The fund achieved better results from other strategies. The U.S. Large Cap Equity Strategy fared particularly well, as a relatively defensive posture during the market downturn and substantially underweighted exposure to the financials sector helped it avoid some of the market’s weaker sectors. While the Focused Equity Strategy’s growth-oriented bias proved counterproductive in September, it rebounded strongly to end the reporting period with above-average results.

Positioned for Continued Growth

We are cautiously optimistic that recent economic improvements will persist.Although risks remain, we are encouraged by credible efforts to resolve Europe’s debt crisis and signs that the U.S. labor market is gaining strength. To prepare for a generally favorable market environment, we have trimmed the fund’s exposure to the U.S. Core Equity 130/30 Strategy, redeploying assets to other strategies in order to place greater emphasis on companies with strong growth characteristics. As of the reporting period’s end, approximately 44.5% of the fund’s assets was allocated to the U.S. Large Cap Equity Strategy, 42.5% to the Focused Equity Strategy and 13% to the U.S. Core Equity 130/30 Strategy.

March 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Bernard Schoenfeld, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 10.41%, and Investor shares returned 10.34%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 13.30% for the same period.2

After suffering pronounced weakness in September, large-cap stocks generally rallied over the remainder of the reporting period as macroeconomic concerns waned. The fund produced lower returns than its benchmark, partly due to lagging results from the U.S. Core Equity 130/30 Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase.The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates, that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns.The fund apportions its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus.The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Improving Economic Fundamentals Buoyed U.S. Stocks

The reporting period began on a negative note, with stock markets floundering due to macroeconomic concerns, including an unprecedented downgrade of long-term U.S. government debt, the possibility that a sovereign debt crisis in Greece might spread to other European nations, and uncertainties regarding the strength and sustainability of the U.S. economic recovery.As a result, equity investors fled riskier assets, such as stocks, in favor of traditional safe havens, particularly U.S. Treasury securities.

Fortunately, most of these worries did not materialize. During the fall of 2011, European policymakers took steps toward addressing the region’s problems, and U.S. economic data showed clear signs of improvement. Corporate earnings generally were stronger than many

The Funds	7

DISCUSSION OF FUND PERFORMANCE (continued)

analysts had expected, and investors responded favorably to more attractive valuations among fundamentally sound companies.These positive developments lifted stock prices in all capitalization ranges.

U.S. Core Equity 130/30 Strategy Dampened Fund Results

Because we believed at the start of the reporting period that investors’ macroeconomic concerns were largely overblown, our asset allocation strategy maintained a pro-growth tilt.While this positioning hurt the fund’s relative performance during September, it helped the fund participate more fully in the rally that began in October.

However, the benefits of our asset allocation strategy were more than offset by lagging results from the U.S. Core Equity 130/30 Strategy, which favored companies with strong future growth prospects in an environment that principally rewarded businesses showing current growth, often without regard to underlying valuations. In addition, the Large Cap Core Strategy, which attempts to reflect the performance characteristics of the S&P 500 Index, produced a mild shortfall compared to the benchmark.

The fund achieved better results from other strategies. The U.S. Large Cap Equity Strategy fared particularly well, as a relatively defensive posture during the market downturn and substantially underweighted exposure to the financials sector helped it avoid some of the market’s weaker sectors. While the Focused Equity Strategy’s growth-oriented bias proved counterproductive in September, it rebounded strongly to end the reporting period with above-average results.

Positioned for Continued Growth

We are cautiously optimistic that recent economic improvements will persist. Although risks remain, we are encouraged by credible efforts to resolve Europe’s debt crisis and signs that the U.S. labor market is gaining strength. To prepare for a generally favorable, but still volatile, market environment, we have trimmed the fund’s exposure to the U.S. Core Equity 130/30 Strategy, redeploying assets to other strategies in order to place greater emphasis on companies with strong growth characteristics.As of the reporting period’s end, approximately 24.5% of the fund’s assets was allocated to the U.S. Large Cap Equity Strategy, 21.7% to the Large Cap Core Strategy, 21.4% to the Focused Equity Strategy, 23.3% to the Large Cap Tax-Sensitive Strategy and 9.1% to the U.S. Core Equity 130/30 Strategy.

March 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by John C. Bailer, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 11.77%, and its Investor shares returned 11.57%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend Index, produced a total return of 10.87% for the same period.2 The fund’s previous benchmark, the Russell 1000 Value Index, produced a total return of 12.84% for the same period.3

Stocks lost ground early in the reporting period due to domestic and international macroeconomic concerns, but improving fundamentals later bolstered investor confidence, driving equity markets higher. The fund produced higher returns than its current benchmark, primarily due to relatively strong returns in the energy and technology sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Investor Sentiment Shifted with Economic Fundamentals

Stocks declined early in the reporting period in response to a variety of macroeconomic concerns, including an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened to spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery.These issues led investors to favor perceived safe havens, such as dividend-paying stocks with generous yields and a record of dividend increases.

Fortunately, most of the worries plaguing investors in September failed to materialize. During the fall of 2011, European policymakers took steps toward addressing the region’s financial problems, and U.S. economic data showed clear signs of improvement, including more robust manufacturing activity, rising employment and greater consumer confidence. In addition, corporate earnings generally proved stronger than expected, and many investors responded favorably to more attractive valuations in the wake of the earlier downturn. Dividend-paying stocks, which had outperformed the broader market when stocks retreated in 2011, produced slightly less robust gains than other equities when investors returned to riskier stocks in early 2012.

The Funds	9

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selections Produced Mixed Results

The fund’s focus on dividend-paying stocks helped cushion market volatility early in the reporting period, when investors sought the perceived safety of equities offering steady or increasing dividend payouts. As economic conditions and investor sentiment improved, the fund’s investments in economically sensitive areas, such as the technology sector, led returns. Within the technology sector, networking equipment maker Cisco Systems and telecommunications product and service provider QUALCOMM delivered particularly notable gains powered by company-specific catalysts. In the energy sector, where the fund also generated relatively good performance, rising crude oil prices fueled gains in major integrated oil and gas companies such as Exxon Mobil, which was seen as one of the sector’s leading defensive names, and Occidental Petroleum, which reported exceptionally strong production growth.

The telecommunications sector proved to be the only industry group in which the fund significantly under-performed its benchmark. Individual stock selections detracted from the fund’s relative returns, with holdings such as Windstream and Vodafone Group plc trailing some of the sector’s larger companies that traditionally have been considered more defensive.

Monitoring Valuations Among Dividend-Paying Stocks

The flight to safety that drove up prices of many dividend-paying equities in late 2011 left some of those stocks at historically high valuations. We believe that those valuations may not prove sustainable going forward. Accordingly, we are carefully monitoring the valuations of the fund’s holdings and investment candidates with an eye toward their potential for producing an attractive level of capital appreciation and income in the more positive macroeconomic environment that currently appears to be taking shape.

As of the reporting period’s end, we have continued to find a number of what we believe are reasonably valued investments among dividend-paying stocks that appear poised to benefit from continued U.S. economic growth. We believe the fund’s current positioning gives it the potential to perform well in this environment, with large active weights in high-yielding telecommunications and health care, as well as more economically sensitive technology and consumer discretionary sectors. On the other hand, we have found what we believe are relatively few attractive investment opportunities among overval-ued utilities and consumer staples stocks.

March 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Dow Jones U.S. Select
Dividend Index is an unmanaged index which represents the country’s leading stocks by dividend yield. One hundred U.S. stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume. Investors cannot invest directly in any index. Effective March 15, 2011, BNY Mellon Income Stock
Fund changed its benchmark from the Russell 1000 Value Index to the Dow
Jones U.S. Select Dividend Index.The Dow Jones U.S. Select Dividend Index
was first calculated on November 3, 2003.Accordingly, the fund will continue to report the performance of the Russell 1000 Value Index until the Dow Jones
U.S. Select Dividend Index has been calculated for a 10-year period.
[3]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Stephen A. Mozur, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Mid Cap Stock Fund’s Class M shares produced a total return of 8.65%, Investor shares returned 8.47% and Dreyfus Premier shares returned 8.13%.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 12.54% for the same period.2

After suffering pronounced weakness in September, midcap stocks generally recovered amid heightened volatility over the remainder of the reporting period as macroeconomic concerns waned.The fund produced lower returns than its benchmark, primarily due to shortfalls in the energy and materials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of domestic companies with market capitalizations generally in the range of companies included in the S&P 400 Index at the time of purchase.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Based on fundamental analysis, the investment adviser generally selects the most attractive securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management. Finally, we manage risk by diversifying across companies and industries. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index.

Improving Economic Fundamentals Buoyed U.S. Stocks

The reporting period began on a negative note, with stock markets throughout the world floundering due to macroeconomic concerns, including an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, the possibility that a sovereign debt crisis in Greece might spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery. As a result, investors fled riskier assets in favor of traditional safe havens.

Fortunately, most of the worries plaguing investors in September failed to materialize. Later in 2011, European policymakers took steps toward addressing the region’s financial problems, and U.S. economic data showed clear signs of improvement, including more robust manufacturing activity, rising employment and greater consumer confidence. In addition, corporate earnings reports generally were stronger than expected, and many investors responded favorably to more attractive valuations in the wake of the downturn.

These positive developments lifted midcap stock prices. However, correlations among individual stocks stood at historical highs during the reporting period, leaving little room for fundamental analysis to add value.

The Funds	11

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selections Produced Mixed Results

In this environment, the fund encountered disappointments in the energy sector, where several holdings lost value due to falling natural gas prices.These included gas driller Patterson-UTI Energy and coal producer Walter Energy, the latter hurt by competition from cheaper natural gas. In the materials sector, iron ore producer Cliffs Natural Resources, rare earth minerals specialist Molycorp and gold miner Allied Nevada Gold declined sharply as a result of macroeconomic concerns.

The fund’s positions in the technology, consumer discretionary and health care sectors hurt its relative performance to a more modest degree. Network communications company Acme Packet declined due to concerns regarding delays of a large contract, while voice and video conferencing company Polycom fell after announcing poor quarterly earnings. In the consumer discretionary sector, the fund did not own Panera Bread and Life Time Fitness, both of which fared well for the benchmark. Finally, in the health care sector, hospitals Kindred Healthcare and Health Management Associates slid over concerns regarding reimbursement rates.

The fund achieved better results in other sectors. In the financials sector, real estate investment trusts (REITs) bounced back strongly as economic sentiment improved. Performance was especially robust among some of the more economically sensitive cyclical holdings, including Host Hotels and Resorts, Macerich and CB Richard Ellis Group.The utilities sector also added value, primarily due to an underweighted position in gas utilities.

Positioned for Moderate Economic Growth

As of the reporting period’s end, we have been encouraged by signs of economic improvement in the United States and progress in resolving Europe’s financial crisis.

Consequently, we have maintained a pro-growth investment posture.We have found a relatively large number of companies meeting our investment criteria in the energy, technology and consumer discretionary sectors, but fewer in the consumer staples and utilities sectors.

In addition, we have identified what we believe to be attractive opportunities among footwear and accessories companies in the consumer discretionary sector, companies in the technology sector that are engaged in cloud computing and wireless connectivity, regional banks in the financials sector that are starting to see loan growth after a long lull, and industrial companies that tend to benefit in the early stages of economic recoveries, including construction firms, aerospace companies and diversified industrial conglomerates.

March 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400
Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Stephen A. Mozur, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Small Cap Stock Fund’s Class M shares produced a total return of 9.35%, and Investor shares returned 9.14%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “Index”), produced a total return of 14.40% for the same period.2

After suffering pronounced weakness in September, small-cap stocks generally recovered amid heightened volatility over the remainder of the reporting period as macroeconomic concerns waned.The fund produced lower returns than its benchmark, primarily due to shortfalls in the consumer discretionary, information technology, energy and health care sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small-cap companies.We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics.Also, we use fundamental analysis, conducting independent research to select the most attractive of the higher-ranked securities.We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 600 Index.

Improving Economic Fundamentals Buoyed U.S. Stocks

The reporting period began on a negative note, with stock markets throughout the world floundering due to macroeconomic concerns, including an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, the possibility that a sovereign debt crisis in Greece might spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery. As a result, investors fled riskier assets in favor of traditional safe havens.

Fortunately, most of the worries plaguing investors in September failed to materialize. Later in 2011, European policymakers took steps toward addressing the region’s financial problems, and U.S. economic data showed clear signs of improvement, including robust manufacturing activity, rising employment and greater consumer confidence. In addition, corporate earnings reports generally were stronger than expected, and many investors responded favorably to more attractive valuations in the wake of the downturn.

These positive developments lifted small cap stock prices. However, correlations among individual stocks stood at historical highs during the reporting period, leaving little room for fundamental analysis to add value.

Stock Selections Produced Mixed Results

In this environment, most market sectors produced a combination of strong and weak performers as volatility created substantial stock price movements. While the number of positive performers was greater than decliners, the impact of the laggards was larger. For example, the fund encountered disappointments in the consumer discretionary sector, where apparel manufacturer Perry Ellis International declined after the company reduced earnings guidance. Footwear maker Crocs fell sharply due to European concerns and a mistimed product mix. Smartphone/tablet accessories maker Zagg slid amid competitive pressures. In the information technology sector, network communications company Acme Packet declined when a large contract was delayed, and family

The Funds	13

DISCUSSION OF FUND PERFORMANCE (continued)

history research website Ancestry.com fell as the company experimented with its pricing strategy. In the energy sector, Carbo Ceramics, C&J Energy and Pioneer Drilling experienced double-digit declines due to falling natural gas prices. In the health care sector,Amarin was hurt by a setback in extending the patent for its triglyceride drug, and medical devices maker NuVasive suffered lower revenue growth due to a slowdown in orders.

The fund achieved better results in the consumer staples sector, where food producer Smart Balance achieved strong earnings related to new customer contracts.Among individual stocks, construction machinery rental company United Rentals more than doubled in value due to a successful acquisition, record capacity utilization rates and greater pricing power. Medical devices producer Abiomed climbed after reporting better-than-expected revenues. Security software developer Sourcefire rose sharply due to strong order growth and new customer acquisitions. Premium mattress manufacturer Select Comfort surged higher amid increased sales. Gaming equipment manufacturer Shuffle Master benefited from strong order growth and better-than-expected earnings.

Positioned for Moderate Economic Growth

As of the reporting period’s end, we have been encouraged by signs of economic improvement in the United States and progress in resolving Europe’s financial crisis. Consequently, we have maintained a pro-growth investment posture, with a focus on companies with above-average revenue-and earnings-growth prospects. We have found a number of companies meeting our criteria in the energy, consumer discretionary, health care and information technology sectors, but fewer in the consumer staples and utilities sectors. In addition, we have identified what we believe to be attractive opportunities among financial institutions that are starting to see loan growth after a long lull, and among construction firms, aerospace companies and diversified industrial conglomerates that tend to benefit in the early stages of economic recoveries.

March 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap
600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of 9.12%, and Investor shares produced 9.08%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 13.30%.2

After a weak start to the reporting period, improving U.S. economic conditions drove stocks broadly higher. While the fund largely participated in the market’s climb, shortfalls in the health care, financials and consumer discretionary sectors caused its results to lag the benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. The portfolio managers supplement and confirm this information using fundamental analysis, and generally buy “long” the most attractive of the higher-ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. Normally, up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions. However, the fund’s short positions may range in value from approximately 25% to 35% of the fund’s assets.We also attempt to mitigate risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Improving Economic Fundamentals Buoyed U.S. Stocks

The reporting period began on a negative note, with stock markets throughout the world floundering due to an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, the possibility that a sovereign debt crisis in Greece might spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery. Consequently, investors fled riskier assets, such as stocks, in favor of traditional safe havens.

Fortunately, most of these worries failed to materialize. During the fall of 2011, European policymakers took steps toward addressing the region’s problems, and the U.S. economy benefited from more robust manufacturing activity, rising employment and greater consumer confidence. Corporate earnings reports generally were stronger than expected, and investors responded favorably to more attractive valuations after the downturn. These developments lifted large-cap stock prices through the reporting period’s end.

Security Selections Produced Mixed Results

The market’s swings between safety and growth during the final months of 2011 created a challenging market environment for active portfolio managers, but the fund fared better when investors began to refocus on fundamentals in early 2012.

The Funds	15

DISCUSSION OF FUND PERFORMANCE (continued)

Although the fund participated in the reporting period’s gains to a significant degree, its holdings in the health care sector trailed market averages as investors favored relatively defensive stocks over their more growth-oriented counterparts. For example, despite bright long-term prospects, health insurer CIGNA was hurt by concerns regarding a recent acquisition. Biotechnology firmVertex Pharmaceuticals was hurt by intensifying competitive pressures. Medical devices maker St. Jude Medical lagged in spite of promising new products as patients delayed elective procedures.

In the financials sector, the stock prices of MetLife, The Hartford Financial Services Group and Lincoln National did not rebound as robustly as sector averages despite an improving business environment. Among consumer discretionary companies, footwear maker Deckers Outdoor suffered due to supply limitations during the 2011 holiday season and a generally warm winter, and Hong Kong-based casino operator Melco Crown Entertainment encountered concerns regarding an economic slowdown in China.

The fund achieved better results in the information technology sector, where electronics innovator Apple continued to score successes with its smartphone and tablet computer products, F5 Networks and Skyworks benefited from the trend toward cloud computing, and short positions in Research In Motion and Netflix fared well as those former high flyers stumbled. In the industrials sector, electrical products manufacturer Thomas & Betts received an acquisition offer at a premium to its stock price at the time, tire producer Goodrich advanced as automobile sales rebounded and engine maker Cummins reported better-than-expected financial results. Among consumer staples stocks, alternative beverages producer Monster Beverage benefited from expansion into global markets, while a short position in pharmacy chainWalgreen gained value as investors turned to companies showing more robust growth.

Taking a Positive View of the Market

Although risks remain, encouraging U.S. economic data and progress in Europe have led us to take a more positive view of the market’s prospects. Our bottom-up investment process has identified what we believe are a relatively large number of attractive opportunities meeting our criteria in the consumer discretionary, financials, health care and industrials sectors, but fewer in the traditionally defensive consumer staples, telecommunications services and utilities sectors.

March 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities in the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets.The use of leverage may magnify the fund’s gains or losses.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 7.90%, and Investor shares returned 7.65%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark effective September 15, 2011, was 13.30%.2 The fund’s previous benchmark, the Russell 1000 Index, returned 13.31% for the reporting period.3

After a weak start, improving U.S. economic fundamentals drove stocks broadly higher by the reporting period’s end.While the fund participated to a degree in the market’s climb, investors’ early preference for traditional safe havens caused it to lag the benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities.We begin with a top-down assessment of broad economic, political and social trends.We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on sectors we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

  Unrecognized or underestimated earnings power

  Sustainable revenue and cash flow

  Positive operational or financial catalysts

  Attractive valuation based on growth prospects

  Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Improving Economic Fundamentals Buoyed Stocks

The reporting period began on a negative note, with stock markets throughout the world floundering due to an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, the possibility that a sovereign debt crisis in Greece might spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery. Consequently, investors fled riskier assets, such as stocks, in favor of traditional safe havens, including U.S. Treasury securities and precious metals.

Fortunately, most of these worries failed to materialize. During the fall of 2011, European policymakers took steps toward addressing the region’s financial problems, and U.S. economic data showed more robust manufacturing activity, rising employment and greater consumer confidence. In addition, corporate earnings generally were stronger than expected, and investors responded favorably to more attractive valuations after the downturn.These positive developments lifted stock prices through reporting period’s end.

Security Selections Produced Mixed Results

The market’s swings between safety and growth during the final months of 2011 created a challenging market environment, but the fund fared better when investors began to refocus on fundamentals in early 2012.

Shortfalls were especially severe in the information technology sector, where digital entertainment solutions provider Rovi delivered a disappointing forecast for 2012 revenues, and the stock fell despite bright long-term growth prospects. Chinese search engine developer Baidu reported relatively good financial results, but the stock was hurt by investors’ concerns regarding a slowdown in China. The fund also did

The Funds	17

DISCUSSION OF FUND PERFORMANCE (continued)

not own many of the very large, slower growing technology companies that benefited from the flight to perceived safety.

Similarly, the fund’s results in the health care sector were undermined by lack of exposure to large pharmaceutical companies that did not meet our growth criteria. In addition, medical devices maker Covidien lagged amid concerns about its European presence and low health care utilization. Generic drug producer Watson Pharmaceuticals slid due to regulatory issues surrounding a new product. In the energy sector, lack of exposure to large integrated oil companies dampened returns compared to the fund’s benchmark. Moreover, exploration-and-production company Newfield Exploration suffered delays in new production, and oil services giant Halliburton was hurt by the effects of declining natural gas prices on customer demand.

The fund achieved better relative performance in the financials sector, where asset manager Invesco benefited from asset inflows as stocks rebounded. Commercial bank BB&T achieved improving loan growth and faces a relatively benign regulatory environment. Insurer MetLife bounced back from earlier weakness after investors concluded the company could manage through a low interest rate environment. In the industrials sector, heavy equipment maker Caterpillar achieved strong earnings growth after improving its production methods and made several accretive acquisitions. Diversified manufacturer Honeywell International announced accelerating earnings growth and higher profit margins. Among individual stocks, electronics innovator Apple continued to score success with its smartphone and tablet computer products, and enterprise software developer Teradata encountered robust demand for its data management solutions.

A Positive View of the Market

Although we are aware that risks remain, encouraging U.S. economic data and progress in Europe have led us to take a positive view of the market’s prospects. As always, we have maintained our growth-oriented investment process, which we believe will return to effectiveness as investors refocus on the underlying business fundamentals likely to drive future growth.

March 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Russell 1000
Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
Effective September 15, 2011, BNY Mellon Focused Equity Opportunities
Fund changed its benchmark from the Russell 1000 Index to the S&P 500
Index. In future annual reports, the fund’s performance will no longer be compared to the Russell 1000 Index because the S&P 500 Index is more reflective of the fund’s portfolio investment profile.

DISCUSSION OF
FUND PERFORMANCE

For the period from September 1, 2011, through February 29, 2012, as provided by John M. Chambers, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Small/Mid Cap Stock Fund’s Class M shares produced a total return of 4.35%, and Investor shares returned 4.11%.1 In comparison, the Russell 2500 Index (the “Index”), the fund’s benchmark, produced a total return of 12.98% for the same period.2

Stocks fell sharply at the beginning of the reporting period in response to a variety of macroeconomic concerns, but improving fundamentals later bolstered investor confidence, driving equity markets higher.The fund produced lower returns than its benchmark, largely due to the market’s preference early in the reporting period for traditionally defensive stocks that did not meet our growth-focused investment criteria.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and midcap companies with total market capitalizations of between $200 million and $7 billion at the time of investment.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management to identify and rank stocks within an industry or sector based on several characteristics, including value, growth and the company’s financial profile. Using fundamental analysis, the investment adviser generally selects the most attractive securities. Finally, we seek to manage risk by diversifying across companies and industries.The fund is structured so that its sector weightings and risk characteristics are generally similar to those of the Russell 2500 Index.

Investor Sentiment Shifted with Economic Trends

Stocks lost ground early in the reporting period in response to macroeconomic concerns, including an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened to spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery. These issues led many investors to largely ignore valuations and company fundamentals in favor of perceived defensive characteristics, such as high dividend yields. Declines were particularly severe among stocks in economically sensitive areas, such as the consumer discretionary and technology sectors.

The opening months of 2012 saw a major shift in market sentiment as investors responded to positive economic developments, including credible steps by the European Union to address the region’s problems and improving U.S. economic data. Most broad equity markets quickly regained positive territory and moved steadily higher.

Changes in Sentiment Detracted from Results

The fund’s growth-focused investment style hurt its relative performance in late 2011 when investors engaged in a flight to perceived safety. At that time, a disproportionate number of our larger holdings declined sharply, despite no changes to their underlying fundamentals or our investment thesis.Although many

The Funds	19

DISCUSSION OF FUND PERFORMANCE (continued)

of those same stocks performed well in early 2012, their earlier declines hurt the fund’s relative returns for the reporting period overall. For example, electronic accessories maker Zagg, one of the fund’s larger holdings, dropped by half during the last four months of 2011 despite unchanged fundamentals, recouping some, but not all, of those losses in early 2012.

A few of the fund’s most notably weak performers were in the health care sector, where disappointing drug trial results caused biotechnology developers Targacept and Cadence Pharmaceuticals to plummet, and where Amarin fell amid concerns regarding the future patent status of its lead drug candidate. In the consumer discretionary sector, advertising agency MDC Partners dropped when the company reported a brief delay in commencement of work on new contracts. Arcos Dorados Holdings, a Latin and South American franchiser of McDonald’s restaurants, slid after reporting disappointing earnings. Finally, in the technology sector, Internet network equipment maker Acme Packet slid when a large customer order was delayed, and website operator Ancestory.com was hurt when the company experimented with its pricing strategy.

On a more positive note, several industrial holdings performed particularly well, including equipment rental company United Rentals, machinery producer Terex, and aircraft cabin interior product maker BE Aerospace. Other notably strong performers included drug developer Achillion Pharmaceuticals, cybersecurity services provider Sourcefire, network optimization specialist F5 Networks, and oil and gas equipment and services company Energy XXI. Pharmasset, a biotechnology holding, was acquired during the reporting period and has more than doubled in value.

Remaining Focused on Growth

We have continued to focus on companies we believe can grow revenues and earnings faster than average. Historically, such companies have been relatively highly valued in times of lower overall growth. Consequently, as of the end of the reporting period, the fund held overweighted exposure to the technology, consumer discretionary and healthcare sectors, and correspondingly underweighted exposure to more defensive sectors with lower growth prospects, including utilities, staples and financials.

March 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500 Index is a widely accepted, unmanaged index, which measures the performance of those
Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon International Fund’s Class M shares produced a total return of 2.14%, and Investor shares produced a total return of 2.11%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 4.13% for the same period.2

International stocks suffered steep losses early in the reporting period due to a variety of macroeconomic concerns, but they later rebounded when investors’ worries eased.The fund produced lower returns than its benchmark, as the valuation factors considered by our investment process fared poorly in this turbulent market environment.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment advisor.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse.When selecting stocks, we identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

Macroeconomic Developments Fueled Market Volatility

When the reporting period began, international markets were reeling from the impact of a sovereign debt crisis in Greece that threatened to spread to other members of the European Union, uncertainties regarding the strength of the U.S. economy and the potential effects of inflation-fighting efforts in certain emerging markets. These concerns led investors to flock to traditional safe havens, with little consideration for underlying valuations. Consequently, global equity markets moved sharply lower in September 2011.

The Funds	21

DISCUSSION OF FUND PERFORMANCE (continued)

After a series of volatile swings, international markets began a steady advance in late December, when the European Central Bank initiated a program to shore up the region’s troubled banks.The rebound was bolstered in early 2012 by encouraging U.S. economic news and signs of lower inflation and continued growth in emerging markets.

Valuations Disregarded During the Downturn

Early in the reporting period, when investors sought safety at any cost, stocks in companies facing even minor or temporary business setbacks plunged, regardless of underlying fundamentals. Most notably, in Italy, oil refiner Saras was hurt by unrest in Libya, a source of much of their crude oil, while aerospace contractor Finmeccanica faced tightening defense budgets in Europe and the United States. In Finland, Nokia suffered during the transition to a new operating system in its smartphone business. In Hong Kong, apparel maker Esprit Holdings underwent a significant restructuring under new management and did not report positive results until early 2012.

As macroeconomic concerns eased and markets rose later in the reporting period, the performance of the fund’s valuation strategies improved, joining our growth and momentum strategies in adding value. Several of the fund’s top performers were based in Japan, including pharmaceutical distributor Medipal Holdings, diversified financial firm Nomura Holdings, automobile manufacturer Toyota Motor and retailer Seven & I Holdings. In Israel, generic drug maker Teva Pharmaceutical Industries rose on better-than-expected quarterly earnings. In the Netherlands, insurer and asset manager Aegon rallied along with equity markets, while animal nutritional products and fish feed maker Nutreco benefited from strong fundamentals and solid earnings.

Finding Attractive Opportunities Across the Globe

As of the reporting period’s end, we have been encouraged by signs that investors are paying greater attention to the company fundamentals that lie at the heart of our stock selection process. Although European financial conditions have remained unsettled, we have found what we believe are attractive investment opportunities throughout the world in companies exhibiting the kinds of valuation, business growth and momentum factors we seek.

March 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal
standards.These risks are enhanced in emerging market countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 3.63%, and Investor shares returned 3.55%.1 This compares with a 5.35% total return produced by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, for the same period.2

Emerging market stocks suffered steep losses early in the reporting period due to a variety of macroeconomic concerns, but they later rebounded when investors’ worries eased.The valuation factors considered by our investment process fared poorly in this turbulent market environment, causing the fund to lag its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment advisor. The fund is not managed to a specific target duration between these investment styles. However, under normal conditions at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach. We identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Macroeconomic Developments Fueled Market Volatility

When the reporting period began, emerging markets were reeling from the impact of a sovereign debt crisis in Greece that threatened to spread to other members of the European Union, uncertainties regarding the strength of the U.S. economy, and inflationary pressures in some emerging markets. These concerns led investors to flock to traditional safe havens, often regardless of their underlying valuations. After a series of volatile swings, however, emerging markets advanced steadily from late December through the end of the reporting period, bolstered by quantitative easing in Europe, encouraging U.S. economic news and signs of lower inflation and continued growth in the emerging markets.

The Funds	23

DISCUSSION OF FUND PERFORMANCE (continued)

Valuations Disregarded During the Downturn

Early in the reporting period, as investors sought safety at virtually any cost, stocks in companies facing even minor or temporary business setbacks plunged, often without regard to underlying business fundamentals. In India, companies suffered steep losses in a variety of sectors, including materials producer Sterlite Industries (India); financial institution Oriental Bank of Commerce and small-cap medical firm Jubilant Life Sciences. Although these companies later regained much of their lost ground, their overall performance still detracted from the fund’s relative returns. Other notable disappointments included a few South African based companies, including mobile telephone operators MTN Group and Telkom, steel producer ArcelorMittal South Africa and metals mining group Anglo American Platinum.

When macroeconomic concerns later eased and markets rose, the performance of the fund’s valuation strategies improved, joining our growth and momentum strategies in adding value. In Taiwan, positive economic developments particularly benefited technology firms, such as electronic component assembler Hon Hai Precision Industry and semiconductor equipment maker Taiwan Semiconductor Manufacturing. In China, industrial construction companies China Railway Construction and China Railway Group and power generating utility Huaneng Power International bounced back from earlier weakness. In Russia, rising energy prices generated strong results at oil-and-gas producers Gazprom and Lukoil. Other top performers included Hong Kong port operator NWS Holding, Indian sugar producer Shree Renuka Sugars and Korean beverage manufacturer Hite-Jinro.

Finding Attractive Opportunities Throughout the World

As of the end of the reporting period, we have been encouraged by signs that investors are paying greater attention to the company fundamentals that lie at the heart of our stock selection process.We have found what we believe are a relatively large number of attractive investment opportunities in Brazil, China, India and South Africa, but relatively few in Taiwan, Thailand, Mexico and Malaysia.

March 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific
Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided byThomas J. Durante, Richard A. Brown and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 3.87%, and Investor shares returned 3.70%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 4.13% for the same period.2

International stocks suffered early in the reporting period from a variety of macroeconomic concerns, but they later rebounded when investors’ worries eased. The fund’s return lagged the benchmark, primarily due to expenses and pricing disparities between the stocks of the companies comprising the MSCI EAFE Index and the related Depository Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers.The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Macroeconomic Developments Fueled Market Volatility

International markets floundered early in the reporting period due to a variety of negative developments, including a sovereign debt crisis in Greece that threatened to spread to other members of the European Union, uncertainties regarding the U.S. economic recovery, and the potentially dampening effects of inflation-fighting efforts in some emerging markets. These concerns led investors to flock to traditional safe havens with little consideration for underlying business fundamentals, causing global equity markets to move sharply lower and remain volatile through mid-December.

The first two months of 2012 brought better news, and international markets staged a steady rebound when European policymakers made credible progress toward resolving the region’s debt crisis, encouraging economic data erased U.S. recession fears, and inflationary pressures eased amid continued economic growth in emerging markets.The resulting rally drove the MSCI EAFE Index into positive territory by the reporting period’s end.

The Funds	25

DISCUSSION OF FUND PERFORMANCE (continued)

Mixed Results Across Regions and Industry Groups

Equity market returns varied across geographic regions during the reporting period. In Europe, for example, countries along the Mediterranean coast were punished by the sovereign debt crisis, while Scandinavian countries fared relatively well due to their healthier balance sheets and housing markets.

From an industry group perspective, global insurance companies benefited from rising demand in Asia from an expanding middle class of consumers. Australian banks generally flourished amid a robust domestic economy fueled by exports of commodities to the emerging markets, and aerospace and defense firms throughout the world encountered rising orders for aircraft. In addition, our index sampling process produced underweighted exposure to Spanish banks hurt by Europe’s sovereign debt crisis.

International markets also benefited from robust demand for dividend-paying stocks, many of which exhibit the defensive characteristics investors sought in 2011. The flight to perceived safety was especially beneficial to integrated oil producers and global telecommunications providers. Finally, a number of high-end retailers advanced as Asian consumers spent more freely on luxury goods and services.

The fund received more disappointing results in other sectors. Our sampling strategy led to an overweighted position in a Japanese health care company that was embroiled in an accounting scandal, and relatively light exposure to tobacco companies hurt the fund’s results in the consumer staples sector. Utilities also lagged, mainly due to weakness among Japanese power producers in the aftermath of 2011’s natural and nuclear disasters and a corresponding shift away from nuclear power in other countries.

Macroeconomic Headwinds Remain

In light of current macroeconomic challenges, we believe that heightened market volatility is likely to persist until the direction and strength of the global economy becomes clearer. We continue to monitor the factors comprising the fund’s investment model in light of current market conditions. In our experience, we believe the fund’s investment approach can help investors manage risks through broad diversification, potentially limiting the impact on the overall portfolio of unexpected losses in any sector or holding.

March 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period between the fund’s inception on December 15, 2011, through February 29, 2012, as provided by Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the period between the fund’s inception on December 15, 2011, and the end of its semiannual reporting period on February 29, 2012, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 11.12%, and it’s Investor shares returned 11.12%.1 In comparison, the fund’s benchmark, Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-US Index), provided a total return of 12.78% from December 31, 2011, through February 29, 2012.2

In the wake of earlier, widespread stock market declines, improving economic conditions throughout the world bolstered investor confidence in early 2012, driving global equity markets higher.While we believe that two and a half months is too brief a time to judge accurately a long-term investment’s performance, the fund produced lower returns than its current benchmark, primarily due to investors’ preference for more aggressive, growth-oriented stocks as markets rebounded.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in developed and emerging-market countries.The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends.We seek to overweight higher equity securities.The fund focuses on dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI ACWI Ex-US Index.

Investor Sentiment Shifted with Economic Fundamentals

International stock markets floundered in the months prior to the start of the reporting period in response to a variety of macroeconomic concerns, including a sovereign debt crisis in Greece that threatened to spread to other members of the European Union, inflation-fighting measures in China that dampened the region’s growth rate, and uncertainties regarding the strength and sustainability of the U.S. economic recovery. These issues led global investors to favor perceived safe havens, such as dividend-paying stocks with generous yields and a record of dividend increases.

Fortunately, most of the worries plaguing investors in September failed to materialize. By year-end 2011, European policymakers had taken steps toward addressing the region’s financial problems, China appeared headed for a “soft landing” and U.S. economic data showed clear signs of improvement. In addition, corporate earnings generally proved stronger than expected, and many investors responded favorably to more attractive valuations in the wake of the earlier downturn. Dividend-paying stocks, which had outperformed broader market averages when stocks retreated in 2011, produced less robust gains than other equities when investors returned to riskier investments in early 2012.

The Funds	27

DISCUSSION OF FUND PERFORMANCE (continued)

Dividend Payers Lagged More Growth-Oriented Stocks

Although the fund participated to a significant degree in the equity markets’ gains during the reporting period, its results compared to the benchmark were hurt by its focus on traditionally defensive dividend payers when investors turned to more aggressive growth companies. Shortfalls were especially pronounced in the telecommunication sector, where France Telecom declined mildly after posting impressive gains before the fund began operations. Similarly, Spanish wireless providerTelefonica lagged market averages despite sound business fundamentals when investors turned to riskier industry groups. In the financials sector, underweighted exposure to the United Kingdom held back the fund’s performance in a relatively strong-performing region.The fund held overweighted exposure to financial institutions in Australia, where neither a 2011 downturn nor a 2012 “relief rally” occurred.The fund also was hurt by an underweighted position in the energy sector, which proved to be one of the benchmark’s stronger segments. In addition, oil-and-gas producer Enerplus lagged when natural gas prices fell amid a glut of supply.

The fund achieved better relative results in the traditionally defensive consumer staples and health care sectors, where we established underweighted exposure.The fund’s stock selections in the materials sector also buoyed returns, as South African miner Kumba Iron Ore benefited from rising exports, and China Molybdenum advanced when regional economic concerns abated.

Finding Sustainable Opportunities in a Slow Growth Economy

Recent improvements in global economic data have been encouraging, but a number of risks remain. In our view, skittish investors may be particularly attracted to dividend-paying companies in slow-growth environment. Furthermore, we believe investors may gravitate to dividend paying stocks in greater numbers should, as we expect, bond yields remain uncompetitively low in the United States, Europe and other developed markets. Consequently, we intend to maintain our focus on high-quality companies with steady earnings, healthy balance sheets and robust dividend yields.

March 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect until January 1, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: FACTSET — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MSCI ACWI Ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets outside of the United States. Investors cannot invest directly in any index. For comparative purposes, the value of the Index as of 12/31/11 is used as the beginning value on 12/15/11.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Sean Fitzgibbon, Jeffrey McGrew, John Flahive and Bernard Schoenfeld, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 5.71%, and Investor shares produced 5.55%.1 The fund’s primary benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 13.30% and its secondary benchmark, the Barclays U.S. Aggregate Bond Index, produced a total return of 2.73% for the same period.2

After a weak start, improving U.S. economic fundamentals and better-than-expected corporate earnings drove stocks and high yield bonds broadly higher.The fund produced lower returns than the S&P 500 Index, primarily due to shortfalls among some of its growth-oriented investments.

The Fund’s Investment Approach

Effective September 15, 2011, the fund implemented changes to the fund’s investment strategy pursuant to which the fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

Further information about the fund’s investment strategy and investment process is described in the fund’s prospectus.

Improving Fundamentals Buoyed Markets

The reporting period began on a negative note, with stock and bond markets throughout the world floundering due to several macroeconomic concerns, including one credit agency’s downgrade of long-term U.S. government debt, a persistent sovereign debt crisis in Europe and uncertainties regarding the U.S. economic recovery. Consequently, investors fled riskier assets, such as stocks and high yield bonds, in favor of traditional safe havens, including U.S. government securities.

Fortunately, most of these worries failed to materialize, as European policymakers took steps toward addressing the region’s financial problems, U.S. economic data improved, corporate earnings proved stronger than expected, and investors responded favorably to more attractive equity valuations. These developments lifted prices of stocks and higher yielding bonds through the reporting period’s end.

Allocations Produced Mixed Results

The reporting period was challenging for growth-oriented strategies, leading to below-average returns for BNY Mellon Mid Cap Stock Fund and BNY Mellon Core U.S. Equity 130/30 Fund. Moreover, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund were hurt by weakness in overseas markets. The fund achieved better results through the more defensively positioned Dreyfus U.S. Equity Fund. Dreyfus Select Managers Small Cap Value Fund also fared relatively well.

Among individual stocks, health care holdings trailed market averages when investors favored relatively defensive stocks over their more growth-oriented

The Funds	29

DISCUSSION OF FUND PERFORMANCE (continued)

counterparts, and we may have been too early in establishing positions in the financials sector, where life insurers did not rebound as robustly as sector averages. A handful of consumer discretionary companies also hurt the fund’s relative performance. In contrast, the fund’s top individual performers included stocks in the information technology, retail, industrials and consumer staples industry groups.

The fund’s fixed-income portfolio was buoyed by investments in Dreyfus Inflation-Adjusted Securities Fund and Dreyfus High Yield Fund. However, Dreyfus Emerging Markets Debt Local Currency Fund was hurt by a strengthening U.S. dollar. Overweighted exposure to corporate bonds and TIPS helped the fund’s direct fixed-income investments.

Finally, our use of managed futures to establish certain positions proved relatively ineffective under choppy market conditions.

A Constructive, But Cautious, Stance

While Europe’s troubles have continued to weigh on investor sentiment, efforts to resolve those difficulties remain credible, and the U.S. economy has continued to grow.These developments generally have the potential to benefit stocks, but we are aware of richer stock valuations and more attractive valuations among fixed-

income securities.We are carefully watching these and other developments in domestic and global markets, and we stand prepared to adjust the fund’s allocations as warranted.

March 15, 2012

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through December 31, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite
Stock Price Index is a widely accepted, unmanaged index of U.S. stock market
performance.The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-
backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from September 1, 2011 to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2012†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000††	$4.24	$5.54	—
Ending value (after expenses)	$1,103.50	$1,102.00	—
Annualized expense ratio (%)	.81	1.06	—
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000††	$4.01	$5.29	—
Ending value (after expenses)	$1,096.10	$1,104.70	—
Annualized expense ratio (%)	.77	1.01	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000††	$4.76	$6.22	—
Ending value (after expenses)	$1,104.10	$1,103.40	—
Annualized expense ratio (%)	.91	1.19	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000††	$4.32	$5.63	—
Ending value (after expenses)	$1,117.70	$1,115.70	—
Annualized expense ratio (%)	.82	1.07	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000††	$4.67	$5.96	$9.83
Ending value (after expenses)	$1,086.50	$1,084.70	$1,081.30
Annualized expense ratio (%)	.90	1.15	1.90
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000††	$5.36	$6.66	—
Ending value (after expenses)	$1,093.50	$1,091.40	—
Annualized expense ratio (%)	1.03	1.28	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000††	$8.68	$9.31	—
Ending value (after expenses)	$1,091.20	$1,090.80	—
Annualized expense ratio (%)	1.67	1.79	—

The Funds	31

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended February 29, 2012†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000††	$4.50	$5.78	—
Ending value (after expenses)	$1,079.00	$1,076.50	—
Annualized expense ratio (%)	.87	1.12	—
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000††	$4.67	$5.94	—
Ending value (after expenses)	$1,043.50	$1,041.10	—
Annualized expense ratio (%)	.92	1.17	—
BNY Mellon International Fund
Expenses paid per $1,000††	$5.23	$6.43	—
Ending value (after expenses)	$1,021.40	$1,021.10	—
Annualized expense ratio (%)	1.04	1.28	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000††	$7.14	$8.40	—
Ending value (after expenses)	$1,036.30	$1,035.50	—
Annualized expense ratio (%)	1.41	1.66	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000††	$4.00	$5.32	—
Ending value (after expenses)	$1,038.70	$1,037.00	—
Annualized expense ratio (%)	.79	1.05	—
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†††	$2.66	$3.22	—
Ending value (after expenses)	$1,111.20	$1,111.20	—
Annualized expense ratio (%)	1.20	1.45	—
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000††	$1.53	$2.86	—
Ending value (after expenses)	$1,057.10	$1,055.50	—
Annualized expense ratio (%)	.30	.56	—

†	From December 15, 2011 (commencement of operations) to February 29, 2012 for BNY Mellon International Equity Income Fund.
††	Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the respective fund's average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
†††	Expenses are equal to the BNY Mellon International Equity Income Fund annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 77/366 (to reflect the actual days in the period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2012†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000††	$4.07	$5.32	—
Ending value (after expenses)	$1,020.84	$1,019.59	—
Annualized expense ratio (%)	.81	1.06	—
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000††	$3.87	$5.07	—
Ending value (after expenses)	$1,021.03	$1,019.84	—
Annualized expense ratio (%)	.77	1.01	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000††	$4.57	$5.97	—
Ending value (after expenses)	$1,020.34	$1,018.95	—
Annualized expense ratio (%)	.91	1.19	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000††	$4.12	$5.37	—
Ending value (after expenses)	$1,020.79	$1,019.54	—
Annualized expense ratio (%)	.82	1.07	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000††	$4.52	$5.77	$9.52
Ending value (after expenses)	$1,020.39	$1,019.14	$1,015.42
Annualized expense ratio (%)	.90	1.15	1.90
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000††	$5.17	$6.42	—
Ending value (after expenses)	$1,019.74	$1,018.50	—
Annualized expense ratio (%)	1.03	1.28	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000††	$8.37	$8.97	—
Ending value (after expenses)	$1,016.56	$1,015.96	—
Annualized expense ratio (%)	1.67	1.79	—

The Funds	33

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended February 29, 2012†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000††	$4.37	$5.62	—
Ending value (after expenses)	$1,020.54	$1,019.29	—
Annualized expense ratio (%)	.87	1.12	—
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000††	$4.62	$5.87	—
Ending value (after expenses)	$1,020.29	$1,019.05	—
Annualized expense ratio (%)	.92	1.17	—
BNY Mellon International Fund
Expenses paid per $1,000††	$5.22	$6.42	—
Ending value (after expenses)	$1,019.69	$1,018.50	—
Annualized expense ratio (%)	1.04	1.28	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000††	$7.07	$8.32	—
Ending value (after expenses)	$1,017.85	$1,016.61	—
Annualized expense ratio (%)	1.41	1.66	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000††	$3.97	$5.27	—
Ending value (after expenses)	$1,020.93	$1,019.64	—
Annualized expense ratio (%)	.79	1.05	—
BNY Mellon International Equity Income Fund†††
Expenses paid per $1,000††	$6.02	$7.27	—
Ending value (after expenses)	$1,018,90	$1,017.65	—
Annualized expense ratio (%)	1.20	1.45	—
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000††	$1.51	$2.82	—
Ending value (after expenses)	$1,023.37	$1,022.08	—
Annualized expense ratio (%)	.30	.56	—

†	From December 15, 2011 (commencement of operations) to February 29, 2012 for BNY Mellon International Equity Income Fund.
††	Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the respective fund's average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
†††	Please note while Class M and Investor Shares for BNY Mellon International Equity Income Fund commenced operations on December 15, 2011, the hypothetical expenses paid during the period reflect projected activity for the full six-month period for purposes of comparability.This projection assumes that the annualized expense ratios were in effect during the period September 1, 2011 to February 29, 2012.

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon Large Cap Stock Fund
Common Stocks—99.9%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—12.1%			Financial (continued)
Amazon.com	73,040[a]	13,124,558	Capital One Financial	178,560	9,035,136
Autoliv	165,710	11,036,286	CBRE Group, Cl. A	304,930[a]	5,589,367
Carnival	207,984	6,299,835	Chubb	109,300	7,428,028
CBS, Cl. B	477,950	14,290,705	Citigroup	407,961	13,593,260
DIRECTV, Cl. A	292,480[a]	13,547,674	Discover Financial Services	233,570	7,009,436
McDonald’s	169,930	16,870,650	IntercontinentalExchange	79,330[a]	10,944,367
Melco Crown Entertainment, ADR	653,290[a,b]	8,251,053	JPMorgan Chase & Co.	247,536	9,713,313
Michael Kors Holdings	196,240	8,487,380	Lincoln National	402,590	10,000,336
News, Cl. A	775,190	15,403,025	T. Rowe Price Group	189,940	11,698,405
PVH	111,640	9,490,516	Wells Fargo & Co.	978,130	30,605,688
Target	189,750	10,756,927			164,005,122
		127,558,609	Health Care—12.7%
Consumer Staples—11.1%			Allscripts Healthcare Solutions	415,020[a]	8,018,186
Coca-Cola Enterprises	397,590	11,490,351	Baxter International	197,300	11,469,049
Lorillard	102,680	13,459,294	Cigna	329,570	14,537,333
PepsiCo	395,940	24,920,464	Covidien	341,960	17,867,410
Philip Morris International	286,340	23,915,117	McKesson	140,080	11,698,081
Post Holdings	79,850[a]	2,486,529	Pfizer	1,238,930	26,141,423
Ralcorp Holdings	159,700[a]	11,913,620	Sanofi, ADR	613,490	22,717,535
Unilever, ADR	893,750	29,020,062	St. Jude Medical	219,390	9,240,707
		117,205,437	Zimmer Holdings	216,210	13,134,757
Energy—11.3%					134,824,481
Anadarko Petroleum	178,070	14,979,248	Industrial—11.0%
Apache	97,450	10,517,778	Caterpillar	147,290	16,821,991
Chevron	256,580	27,998,009	Cummins	126,240	15,220,757
ENSCO, ADR	216,800	12,639,440	Danaher	176,010	9,298,608
EOG Resources	74,780	8,514,451	Eaton	137,230	7,162,034
National Oilwell Varco	281,700	23,248,701	FedEx	139,310	12,536,507
Occidental Petroleum	111,390	11,625,774	General Electric	1,597,056	30,423,917
TransCanada	234,620	10,318,588	Robert Half International	285,960	8,129,843
		119,841,989	Thomas & Betts	123,860[a]	8,946,408
Exchange Traded Funds—2.7%			Tyco International	161,530	8,370,485
Standard & Poor’s Depository					116,910,550
Receipts S&P 500 ETF Trust	210,180	28,798,864	Information
Financial—15.5%			Technology—19.7%
Affiliated Managers Group	98,642[a]	10,494,522	Apple	121,700[a]	66,014,948
Alliance Data Systems	55,020[a]	6,677,227	Cognizant Technology
American Express	265,710	14,053,402	Solutions, Cl. A	177,490[a]	12,592,915
Ameriprise Financial	190,050	10,597,188	Electronic Arts	456,420[a]	7,453,338
Bank of America	823,770	6,565,447	EMC	616,330[a]	17,066,178

The Funds	35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.5%	Shares		Value ($)
Information Technology (continued)			Registered Investment Company;
Informatica	191,140[a]	9,396,442	Dreyfus Institutional Preferred
International Business Machines	87,190	17,152,889	Plus Money Market Fund
Intuit	204,540	11,830,594	(cost $16,343,519)	16,343,519	[c]	16,343,519
NetApp	294,020[a]	12,642,860	Investment of Cash Collateral
Oracle	537,450	15,731,161	for Securities Loaned—.1%
QUALCOMM	303,910	18,897,124	Registered Investment Company;
Teradata	171,668[a]	11,424,505	Dreyfus Institutional Cash
VMware, Cl. A	84,732[a]	8,379,147	Advantage Fund
		208,582,101	(cost $516,777)	516,777	[c]	516,777
Telecommunication Services—2.7%
			Total Investments
AT&T	918,849	28,107,591	(cost $852,862,872)	101.5% 1,074,400,062
Utilities—1.1%
			Liabilities, Less Cash
NextEra Energy	196,690	11,705,022	and Receivables	(1.5%)		(16,255,947)
Total Common Stocks
(cost $836,002,576)	1,057,539,766		Net Assets	100.0% 1,058,144,115

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At February 29, 2012, the value of the fund’s securities on loan was $492,595 and the value of the collateral held by the fund was $516,777.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	19.7	Industrial	11.0
Financial	15.5	Telecommunication Services	2.7
Health Care	12.7	Exchange Traded Funds	2.7
Consumer Discretionary	12.1	Money Market Investments	1.6
Energy	11.3	Utilities	1.1
Consumer Staples	11.1		101.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks—85.2%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—14.3%			Financial—5.2%
Coach	19,430	1,454,141	BB&T	53,360	1,560,780
Family Dollar Stores	22,541	1,216,989	Invesco	62,843	1,556,621
Johnson Controls	52,769	1,721,852	MetLife	55,140	2,125,647
Las Vegas Sands	39,130	2,176,019	Wells Fargo & Co.	56,320	1,762,253
Lowe’s	48,920	1,388,350			7,005,301
McDonald’s	14,429	1,432,511	Health Care—11.5%
NIKE, Cl. B	13,599	1,467,604	Agilent Technologies	43,284	1,888,048
Panera Bread, Cl. A	6,921[a]	1,069,848	C.R. Bard	12,888	1,206,575
Starbucks	40,301	1,957,017	Celgene	18,628[a]	1,365,898
TJX	48,886	1,789,716	Express Scripts	34,980[a]	1,865,483
Tractor Supply	13,466	1,150,939	Gilead Sciences	36,760[a]	1,672,580
Urban Outfitters	37,400[a]	1,061,786	Johnson & Johnson	17,280	1,124,582
Walt Disney	35,334	1,483,675	Meridian Bioscience	51,335	925,057
		19,370,447	ResMed	46,050[a]	1,349,265
Consumer Staples—6.2%			Stryker	21,682	1,163,022
Coca-Cola	44,260	3,092,004	Varian Medical Systems	18,286[a]	1,193,162
Colgate-Palmolive	12,813	1,193,915	Watson Pharmaceuticals	32,016[a]	1,867,173
Kraft Foods, Cl. A	53,364	2,031,567			15,620,845
PepsiCo	15,419	970,472	Industrial—11.0%
Wal-Mart Stores	19,556	1,155,368	Boeing	14,842	1,112,408
		8,443,326	C.H. Robinson Worldwide	15,528	1,027,488
Energy—10.8%			Caterpillar	24,310	2,776,445
Apache	12,069	1,302,607	Donaldson	21,267	1,561,636
CARBO Ceramics	12,292	1,126,562	Dover	25,490	1,631,870
EOG Resources	11,498	1,309,162	Emerson Electric	23,510	1,182,788
Exxon Mobil	18,970	1,640,905	Honeywell International	34,386	2,048,374
Halliburton	43,281	1,583,652	MSC Industrial Direct, Cl. A	16,226	1,288,507
Marathon Oil	45,650	1,547,079	Precision Castparts	7,948	1,330,734
Noble	42,990[a]	1,727,338	Rockwell Collins	17,508	1,038,049
Occidental Petroleum	12,841	1,340,215			14,998,299
Schlumberger	16,775	1,301,908	Information Technology—21.2%
Valero Energy	72,330	1,771,362	Adobe Systems	34,957[a]	1,149,736
		14,650,790	Amphenol, Cl. A	22,334	1,249,811

The Funds	37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology (continued)			Materials (continued)
Apple	8,363[a]	4,536,426	Monsanto	17,298	1,338,519
Automatic Data Processing	21,945	1,192,052	Praxair	11,105	1,210,445
Baidu, ADR	11,448[a]	1,564,942	Sigma-Aldrich	18,060	1,296,527
Cisco Systems	66,893	1,329,833			6,788,518
FLIR Systems	33,729	882,688	Total Common Stocks
Google, Cl. A	2,045[a]	1,264,321	(cost $103,584,127)		115,622,290
Intel	47,632	1,280,348
MasterCard, Cl. A	4,289	1,801,380	Other Investment—14.4%
Microsoft	38,539	1,223,228	Registered Investment Companies:
Oracle	42,116	1,232,735	BNY Mellon U.S. Core Equity
Paychex	38,336	1,199,917	130/30 Fund, Cl. M	1,457,541 [b]	17,126,111
QUALCOMM	19,562	1,216,365	Dreyfus Institutional Preferred
Rovi	34,976[a]	1,240,948	Plus Money Market Fund	2,383,028 [c]	2,383,028
Salesforce.com	13,355[a]	1,911,902	Total Other Investment
			(cost $18,616,829)		19,509,139
Teradata	31,800[a]	2,116,290
Texas Instruments	70,520	2,351,842	Total Investments
		28,744,764	(cost $122,200,956)	99.6%	135,131,429
Materials—5.0%			Cash and Receivables (Net)	.4%	564,430
Celanese, Ser. A	44,466	2,115,248
			Net Assets	100.0%	135,695,859
Cliffs Natural Resources	13,040	827,779

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated mutual fund.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	21.2	Consumer Staples	6.2
Consumer Discretionary	14.3	Financial	5.2
Mutual Funds: Domestic	12.6	Materials	5.0
Health Care	11.5	Money Market Investment	1.8
Industrial	11.0
Energy	10.8		99.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks—88.9%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—12.1%			Consumer Discretionary (continued)
Amazon.com	2,067[a]	371,419	Viacom, Cl. B	1,248	59,430
Bed Bath & Beyond	568[a]	33,932	Walt Disney	26,533	1,114,121
Best Buy	1,290	31,863	Wyndham Worldwide	370	16,276
Carnival	8,292	251,165	Wynn Resorts	160	18,966
CBS, Cl. B	959	28,674	Yum! Brands	6,633	439,370
Coach	8,571	641,454			12,130,058
Comcast, Cl. A	3,066	90,079	Consumer Staples—8.0%
DIRECTV, Cl. A	1,132[a]	52,434	Altria Group	3,719	111,942
Family Dollar Stores	9,133	493,091	Archer-Daniels-Midland	1,580	49,296
Ford Motor	6,543	81,002	Avon Products	1,740	32,521
Genuine Parts	414	25,950	Beam	329	18,121
Harley-Davidson	294	13,695	Clorox	430	29,072
Home Depot	9,903	471,086	Coca-Cola	27,083	1,892,018
International			Colgate-Palmolive	6,094	567,839
Game Technology	259	3,890	ConAgra Foods	910	23,888
Johnson Controls	30,726	1,002,589	Constellation Brands, Cl. A	140[a]	3,058
Kohl’s	15	745	Costco Wholesale	3,895	335,204
Las Vegas Sands	20,150	1,120,542	CVS Caremark	2,750	124,025
Limited Brands	289	13,447	Dean Foods	830[a]	10,176
Lowe’s	20,842	591,496	Dr. Pepper Snapple Group	520	19,786
Macy’s	1,199	45,526	General Mills	1,650	63,212
Mattel	488	15,831	H.J. Heinz	773	40,745
McDonald’s	7,776	772,001	Hershey	171	10,380
McGraw-Hill	868	40,397	J.M. Smucker	119	8,963
News, Cl. A	3,436	68,273	Kimberly-Clark	750	54,660
NIKE, Cl. B	6,282	677,953	Kraft Foods, Cl. A	32,945	1,254,216
O’Reilly Automotive	164[a]	14,186	Kroger	1,636	38,920
Omnicom Group	820	40,541	Lorillard	290	38,013
Panera Bread, Cl. A	2,798[a]	432,515	McCormick & Co	412	20,785
Priceline.com	58[a]	36,367	Mead Johnson Nutrition	3,177	247,012
Ross Stores	1,154	61,543	Molson Coors Brewing, Cl. B	850	37,349
Staples	1,830	26,828	PepsiCo	12,490	786,121
Starbucks	17,924	870,389	Philip Morris International	6,644	554,907
Starwood Hotels &			Procter & Gamble	11,646	786,338
Resorts Worldwide	760[b]	40,964	Reynolds American	490	20,546
Target	1,370	77,665	Sara Lee	848	17,172
Tiffany & Co.	720	46,807	SUPERVALU	1,580	10,317
Time Warner	2,262	84,169	Sysco	1,480	43,542
Time Warner Cable	903	71,644	Tyson Foods, Cl. A	1,350	25,529
TJX	21,862	800,368	Wal-Mart Stores	11,439	675,816
Tractor Supply	5,498	469,914	Walgreen	1,367	45,330
Urban Outfitters	15,250[a]	432,948			7,996,819
VF	250	36,513

The Funds	39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy—11.1%			Financial (continued)
Alpha Natural Resources	390[a]	7,238	Ameriprise Financial	722	40,259
Anadarko Petroleum	941	79,157	Aon	5,431	254,225
Apache	5,714	616,712	Apartment Investment &
Baker Hughes	940	47,263	Management, Cl. A	1,810[b]	44,960
Cameron International	846[a]	47,131	AvalonBay Communities	199[b]	25,804
CARBO Ceramics	4,995	457,792	Bank of America	18,524	147,636
Chesapeake Energy	1,410	35,250	BB&T	36,049	1,054,433
Chevron	6,554	715,172	Berkshire Hathaway, Cl. B	3,052[a]	239,429
ConocoPhillips	2,256	172,697	Capital One Financial	1,033	52,270
Consol Energy	266	9,528	CBRE Group, Cl. A	1,520[a]	27,862
Devon Energy	869	63,706	Charles Schwab	2,671	37,073
El Paso	2,205	61,321	Chubb	671	45,601
EOG Resources	5,321	605,849	Cincinnati Financial	1,350	47,480
Exxon Mobil	22,820	1,973,930	Citigroup	12,550	418,166
FMC Technologies	250[a]	12,608	CME Group	135	39,081
Halliburton	25,216	922,653	Discover Financial Services	817	24,518
Hess	463	30,058	Equity Residential	377[b]	21,448
Marathon Oil	26,757	906,795	Fifth Third Bancorp	3,234	44,015
Marathon Petroleum	538	22,354	First Horizon National	1,910	17,954
Murphy Oil	589	37,661	Franklin Resources	257	30,298
Nabors Industries	990[a]	21,562	Genworth Financial, Cl. A	2,870[a]	26,088
National Oilwell Varco	430	35,488	Goldman Sachs Group	524	60,333
Noble	22,180[a]	891,192	Hartford Financial Services Group	1,586	32,846
Noble Energy	423	41,306	HCP	1,240[b]	48,980
Occidental Petroleum	6,814	711,177	Health Care REIT	890[b]	48,452
Pioneer Natural Resources	510	55,916	Host Hotels & Resorts	2,323[b]	36,657
Plains Exploration & Production	5,181[a]	228,327	IntercontinentalExchange	279[a]	38,491
QEP Resources	5,428	185,312	Invesco	37,674	933,185
Range Resources	460	29,293	JPMorgan Chase & Co.	15,724	617,010
Schlumberger	13,120	1,018,243	Leucadia National	340	9,687
Southwestern Energy	1,298[a]	42,912	Lincoln National	406	10,085
Spectra Energy	1,317	41,327	Loews	807	31,586
Tesoro	400[a]	10,612	M&T Bank	620	50,604
Valero Energy	40,773	998,531	Marsh & McLennan	896	27,955
Williams	759	22,679	MetLife	31,302	1,206,692
WPX Energy	253	4,594	Moody’s	690	26,641
		11,163,346	Morgan Stanley	3,076	57,029
Financial—9.0%			NASDAQ OMX Group	880[a]	23,179
ACE	649	46,540	NYSE Euronext	203	6,043
Allstate	500	15,715	Plum Creek Timber	501[b]	19,619
American Express	1,959	103,612	PNC Financial Services Group	7,410	441,043
American International Group	870[a]	25,421	Principal Financial Group	759	20,994
American Tower	925[b]	57,886	Prudential Financial	1,056	64,585

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Financial (continued)			Health Care (continued)
Regions Financial	4,840	27,878	Meridian Bioscience	20,867	376,023
Simon Property Group	762[b]	103,236	Mylan	880[a]	20,627
State Street	8,775	370,568	Pfizer	36,107	761,858
T. Rowe Price Group	571	35,168	Quest Diagnostics	610	35,411
Travelers	901	52,231	ResMed	18,717[a]	548,408
U.S. Bancorp	13,260	389,844	Shire, ADR	2,090	218,719
Ventas	830[b]	46,414	St. Jude Medical	756	31,843
Wells Fargo & Co.	43,173	1,350,883	Stryker	9,601	514,998
Weyerhaeuser	990[b]	20,681	Thermo Fisher Scientific	810[a]	45,862
		9,096,373	UnitedHealth Group	1,942	108,267
Health Care—11.1%			Varian Medical Systems	7,429[a]	484,742
Abbott Laboratories	3,203	181,322	Watson Pharmaceuticals	15,247[a]	889,205
Aetna	878	41,055	WellPoint	744	48,829
Agilent Technologies	21,880	954,406			11,180,563
Allergan	599	53,664	Industrial—10.7%
AmerisourceBergen	846	31,598	3M	1,394	122,114
Amgen	1,750	118,912	Boeing	7,511	562,949
Baxter International	1,555	90,392	C.H. Robinson Worldwide	6,935	458,889
Becton Dickinson & Co.	137	10,442	Caterpillar	13,747	1,570,045
Biogen Idec	462[a]	53,809	CSX	888	18,657
Boston Scientific	2,149[a]	13,367	Cummins	486	58,597
Bristol-Myers Squibb	2,552	82,098	Danaher	1,132	59,804
C.R. Bard	5,779	541,030	Deere & Co.	861	71,403
Cardinal Health	1,070	44,459	Donaldson	8,635	634,068
Celgene	8,613[a]	631,548	Dover	14,919	955,114
Cerner	350[a]	25,841	Eaton	8,092	422,321
Cigna	468	20,643	Emerson Electric	11,230	564,981
Coventry Health Care	370[a]	12,095	Expeditors International
Covidien	6,161	321,912	of Washington	116	5,061
DaVita	180[a]	15,579	FedEx	908	81,711
Eli Lilly & Co.	1,036	40,653	Fluor	377	22,801
Express Scripts	19,076[a]	1,017,323	Fortune Brands Home & Security	329[a]	6,363
Forest Laboratories	870[a]	28,292	General Dynamics	841	61,586
Gilead Sciences	20,660[a]	940,030	General Electric	31,762	605,066
Hospira	152[a]	5,414	Goodrich	111	13,983
Humana	381	33,185	Honeywell International	19,527	1,163,223
Intuitive Surgical	110[a]	56,278	Ingersoll-Rand	6,690	266,797
Johnson & Johnson	16,641	1,082,996	ITT	34	848
Laboratory Corp. of America Holdings	241[a]	21,663	ITT Exelis	68	715
McKesson	359	29,980	Lockheed Martin	700	61,887
Medco Health Solutions	793[a]	53,599	MSC Industrial Direct, Cl. A	6,597	523,868
Medtronic	1,906	72,657	Norfolk Southern	822	56,636
Merck & Co.	12,301	469,529	Northrop Grumman	126	7,536

The Funds	41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Industrial (continued)			Information Technology (continued)
PACCAR	777	35,750	Linear Technology	835	27,956
Parker Hannifin	612	54,964	MasterCard, Cl. A	1,951	819,420
Precision Castparts	3,597	602,246	Microchip Technology	1,200	43,284
Republic Services	1,110	33,111	Microsoft	29,373	932,299
Rockwell Automation	298	23,834	Molex	304	8,238
Rockwell Collins	7,970	472,541	Motorola Solutions	768	38,246
Southwest Airlines	2,460	22,091	NetApp	850[a]	36,550
Stanley Black & Decker	653	50,150	NVIDIA	1,850[a]	28,028
Tyco International	1,104	57,209	NXP Semiconductors	14,850[a]	368,280
Union Pacific	3,414	376,394	Oracle	24,545	718,432
United Parcel Service, Cl. B	1,123	86,347	Paychex	17,004	532,225
United Technologies	5,697	477,807	QUALCOMM	16,976	1,055,568
W.W. Grainger	220	45,701	Rovi	18,323[a]	650,100
Waste Management	744	26,025	Salesforce.com	7,104[a]	1,017,009
Xylem	68	1,767	SanDisk	670[a]	33,138
		10,742,960	Symantec	2,084[a]	37,179
Information Technology—20.4%			Teradata	18,388[a]	1,223,721
Accenture, Cl. A	4,823	287,161	Texas Instruments	40,399	1,347,307
Adobe Systems	15,852[a]	521,372	Visa, Cl. A	880	102,406
Altera	1,098	42,218	Western Union	1,042	18,204
Amphenol, Cl. A	9,897	553,836	Xerox	4,520	37,200
Analog Devices	1,503	58,933	Xilinx	1,244	45,941
Apple	7,202[a]	3,906,653	Yahoo!	3,192[a]	47,337
Autodesk	384[a]	14,534			20,471,206
Automatic Data Processing	9,997	543,037	Materials—4.2%
Baidu, ADR	6,056[a]	827,855	Air Products & Chemicals	3,829	345,529
Broadcom, Cl. A	50[a]	1,857	Alcoa	3,040	30,917
Cisco Systems	37,842	752,299	Bemis	191	5,992
Citrix Systems	504[a]	37,669	Celanese, Ser. A	22,144	1,053,390
Cognizant Technology Solutions, Cl. A	811[a]	57,540	Cliffs Natural Resources	5,397	342,602
Compuware	918[a]	8,271	Dow Chemical	2,466	82,636
Corning	3,640	47,466	E.I. du Pont de Nemours & Co.	2,001	101,751
Dell	2,432[a]	42,074	Freeport-McMoRan Copper & Gold	6,114	260,212
eBay	2,152[a]	76,912	International Paper	1,354	47,593
EMC	16,902[a]	468,016	Monsanto	8,151	630,724
Fiserv	346[a]	22,940	Mosaic	670	38,693
FLIR Systems	13,726	359,209	Newmont Mining	810	48,114
Google, Cl. A	1,298[a]	802,489	Nucor	1,060	46,142
Hewlett-Packard	3,578	90,559	PPG Industries	508	46,355
Intel	30,317	814,921	Praxair	5,197	566,473
International Business Machines	4,527	890,597	Sigma-Aldrich	7,626	547,471
Intuit	737	42,628	Vulcan Materials	679	30,256
Juniper Networks	1,410[a]	32,092			4,224,850

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Telecommunication Services—1.0%			Utilities (continued)
AT&T	19,310	590,693	Pinnacle West Capital	375	17,636
Frontier Communications	5,788	26,567	Sempra Energy	5,783	342,585
Sprint Nextel	4,694[a]	11,594	Southern	1,463	64,650
Verizon Communications	10,850	413,494	TECO Energy	1,040	18,668
		1,042,348	Wisconsin Energy	878	29,922
Utilities—1.3%					1,275,694
AES	1,483[a]	20,109	Total Common Stocks
Ameren	1,810	58,047	(cost $78,099,880)		89,324,217
American Electric Power	1,260	47,389
CenterPoint Energy	12,160	236,998	Other Investment—10.7%
CMS Energy	2,676	57,293	Registered Investment Companies:
Constellation Energy Group	700	25,382	BNY Mellon U.S. Core Equity
Dominion Resources	883	44,565	130/30 Fund, Cl. M	758,026 [c]	8,906,803
DTE Energy	540	29,155	Dreyfus Institutional Preferred
Duke Energy	3,093	64,706	Plus Money Market Fund	1,889,082 [d]	1,889,082
Exelon	1,219	47,626	Total Other Investment
			(cost $9,967,577)		10,795,885
FirstEnergy	920	40,747
NextEra Energy	980	58,320	Total Investments
NiSource	1,010	24,240	(cost $88,067,457)	99.6%	100,120,102
Northeast Utilities	673	24,161	Cash and Receivables (Net)	.4%	388,673
NRG Energy	1,050[a]	17,955
			Net Assets	100.0%	100,508,775
Pepco Holdings	285	5,540

ADR—American Depository Receipts
REIT—Real Estate Investment Trust

a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated mutual fund.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	20.4	Consumer Staples	8.0
Consumer Discretionary	12.1	Materials	4.2
Energy	11.1	Money Market Investment	1.9
Health Care	11.1	Utilities	1.3
Industrial	10.7	Telecommunication Services	1.0
Financial	9.0
Mutual Fund: Domestic	8.8		99.6

† Based on net assets.
See notes to financial statements.

The Funds	43

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon Income Stock Fund
Common Stocks—96.3%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—14.2%			Industrial (continued)
Carnival	205,460	6,223,383	Eaton	152,840	7,976,720
Home Depot	114,960	5,468,647	General Electric	984,922	18,762,764
Johnson Controls	182,650	5,959,869	Hubbell, Cl. B	51,630	3,883,609
McGraw-Hill	67,560	3,144,242	Pitney Bowes	411,000[a]	7,451,430
Newell Rubbermaid	454,230	8,312,409	Stanley Black & Decker	93,100	7,150,080
Omnicom Group	157,990	7,811,026	United Technologies	88,270	7,403,205
Regal Entertainment Group, Cl. A	1,038,540[a]	14,352,623			59,401,124
Time Warner	286,370	10,655,828	Information Technology—5.4%
		61,928,027	Cisco Systems	524,690	10,430,837
Consumer Staples—9.7%			Paychex	149,690	4,685,297
ConAgra Foods	410,480	10,775,100	QUALCOMM	135,190	8,406,114
Kraft Foods, Cl. A	110,120	4,192,268			23,522,248
Lorillard	70,100	9,188,708	Materials—5.8%
PepsiCo	111,770	7,034,804	Air Products & Chemicals	40,910	3,691,718
Procter & Gamble	163,000	11,005,760	Dow Chemical	247,850	8,305,453
		42,196,640	Eastman Chemical	122,190	6,614,145
Energy—4.5%			Freeport-McMoRan
Exxon Mobil	135,830	11,749,295	Copper & Gold	48,660	2,070,970
Occidental Petroleum	74,660	7,792,264	International Paper	129,440	4,549,816
		19,541,559			25,232,102
Financial—12.9%			Telecommunication
Arthur J. Gallagher & Co.	371,900	12,689,228	Services—8.8%
Comerica	196,090	5,821,912	AT&T	131,905	4,034,974
JPMorgan Chase & Co.	492,179	19,313,104	Vodafone Group, ADR	659,400	17,863,146
Marsh & McLennan	83,290	2,598,648	Windstream	1,356,832	16,390,531
MetLife	105,000	4,047,750			38,288,651
New York Community Bancorp	296,420	3,856,424	Utilities—12.6%
U.S. Bancorp	271,760	7,989,744	Dominion Resources	151,680	7,655,290
		56,316,810	DTE Energy	45,390	2,450,606
Health Care—8.8%			Exelon	192,920	7,537,384
Johnson & Johnson	109,350	7,116,498	National Grid, ADR	312,840	16,014,280
Merck & Co.	377,490	14,408,793	NextEra Energy	175,500[b]	10,444,005
Pfizer	791,858	16,708,204	PPL	378,510[b]	10,806,460
		38,233,495			54,908,025
Industrial—13.6%			Total Common Stocks
			(cost $382,301,454)		419,568,681
Dover	105,800	6,773,316

BNY Mellon Income Stock Fund (continued)

				Investment of Cash Collateral
Preferred Stocks—1.2%	Shares		Value ($)	for Securities Loaned—4.1%	Shares	Value ($)

Financial				Registered Investment Company;
Citigroup,				Dreyfus Institutional Cash
Conv., Cum. $7.5				Advantage Fund
(cost $5,027,377)	50,990		5,050,560	(cost $17,871,925)	17,871,925[c]	17,871,925

				Total Investments
Other Investment—2.4%				(cost $415,547,504)	104.0%	452,837,914

Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(4.0%)	(17,350,744)
Plus Money Market Fund
(cost $10,346,748)	10,346,748	[c]	10,346,748	Net Assets	100.0%	435,487,170

ADR—American Depository Receipts

a Security, or portion thereof, on loan. At February 29, 2012, the value of the fund’s securities on loan was $17,374,719 and the value of the collateral held by the fund was $17,871,925.
[b] Held by a broker as collateral for open options written.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Consumer Discretionary	14.2	Telecommunication Services	8.8
Financial	14.1	Money Market Investments	6.5
Industrial	13.6	Materials	5.8
Utilities	12.6	Information Technology	5.4
Consumer Staples	9.7	Energy	4.5
Health Care	8.8		104.0

† Based on net assets.
See notes to financial statements.

The Funds	45

STATEMENT OF OPTIONS WRITTEN

February 29, 2012 (Unaudited)

BNY Mellon	Number of
Income Stock Fund	Contracts		Value ($)
Call Options:
Nextera Energy,
June 2012 @ $60	500	a	(72,500)
PPL,
July 2012 @ $31	750	a	(7,500)
(premiums received $116,213)			(80,000)

a Non-income producing security.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon Mid Cap Stock Fund
Common Stocks—100.4%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—14.8%			Energy (continued)
Advance Auto Parts	85,200	7,273,524	Dresser-Rand Group	83,100[a]	4,364,412
Brinker International	330,700	9,124,013	Energy XXI	184,300[a]	6,898,349
Brunswick	278,859	6,667,519	HollyFrontier	209,400	6,832,722
Charter Communications, Cl. A	104,300[a]	6,613,663	Hornbeck Offshore Services	158,000[a]	6,438,500
Coach	95,100	7,117,284	Kodiak Oil & Gas	1,037,200[a]	10,050,468
Collective Brands	178,200[a]	3,211,164	Oceaneering International	264,800	14,370,696
Deckers Outdoor	46,100[a]	3,446,436	Oil States International	135,800[a]	11,029,676
Dick’s Sporting Goods	110,400	4,941,504	Plains Exploration & Production	374,900[a]	16,521,843
Foot Locker	164,100	4,786,797	SM Energy	70,900	5,581,248
Lear	116,400	5,262,444	Tidewater	58,300	3,468,850
Liberty Media, Cl. A	65,200[a]	5,860,828	Walter Energy	94,100	6,100,503
LKQ	155,600[a]	4,957,416	Weatherford International	365,500[a]	5,840,690
Mohawk Industries	159,200[a]	10,110,792			123,487,072
Navistar International	157,800[a]	6,592,884	Financial—21.0%
O’Reilly Automotive	71,600[a]	6,193,400	Affiliated Managers Group	122,100[a]	12,990,219
Oshkosh	125,000[a]	2,913,750	Alexandria Real Estate Equities	69,400[c]	4,975,286
PetSmart	116,000	6,465,840	American Campus Communities	226,900[c]	9,336,935
Pier 1 Imports	422,100[a]	7,247,457	AmTrust Financial Services	277,400[b]	7,492,574
Polaris Industries	83,600	5,522,616	Assured Guaranty	440,700	7,403,760
PVH	161,000	13,686,610	Boston Properties	90,000[c]	9,139,500
Royal Caribbean Cruises	297,600	8,478,624	Camden Property Trust	184,700[c]	11,451,400
Sotheby’s	83,000	3,265,220	Cardtronics	243,131[a]	6,464,853
Thor Industries	257,300	8,380,261	Cathay General Bancorp	461,200	7,536,008
Toll Brothers	426,900[a]	10,015,074	CNO Financial Group	1,123,000[a]	8,332,660
Tractor Supply	164,000	14,017,080	East West Bancorp	510,100	11,283,412
Ulta Salon, Cosmetics & Fragrance	137,600[a]	11,453,824	Fifth Third Bancorp	478,500	6,512,385
Under Armour, Cl. A	44,600[a,b]	3,980,104	Greenhill & Co.	166,300[b]	7,310,548
VF	46,400	6,776,720	Host Hotels & Resorts	739,859[c]	11,674,975
		194,362,848	Jones Lang LaSalle	78,500	6,390,685
Consumer Staples—3.4%			Kimco Realty	418,600[c]	7,693,868
Church & Dwight	152,000	7,256,480	Macerich	271,700[c]	14,669,083
Energizer Holdings	161,500[a]	12,346,675	MarketAxess Holdings	208,700	6,912,144
Green Mountain Coffee Roasters	118,800[a,b]	7,718,436	ProLogis	195,700[c]	6,587,262
Monster Beverage	171,400[a]	9,802,366	Prosperity Bancshares	210,800	9,220,392
Spectrum Brands Holdings	236,700[a]	6,727,014	Protective Life	378,900	10,522,053
		43,850,971	Raymond James Financial	307,100	10,862,127
Energy—9.4%			Rayonier	313,729[c]	13,967,215
Cabot	233,100	9,442,881	Reinsurance Group of America	205,000	11,822,350
Cabot Oil & Gas	164,000	5,720,320	Signature Bank	154,400[a]	9,165,184
Cimarex Energy	134,200	10,825,914	SL Green Realty	127,200[c]	9,673,560

The Funds	47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Stock Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Financial (continued)			Industrial (continued)
SVB Financial Group	146,200[a]	8,666,736	Roper Industries	72,500	6,635,200
Validus Holdings	232,400	7,085,876	Terex	407,500[a]	10,346,425
Webster Financial	419,100	9,169,908	Towers Watson & Co., Cl. A	150,500	9,622,970
Weingarten Realty Investors	405,800[c]	10,104,420	TransDigm Group	67,400[a]	8,006,446
		274,417,378	Triumph Group	156,100	9,959,180
Health Care—9.9%			United Rentals	196,800[a,b]	8,202,624
ABIOMED	604,700[a]	12,626,136	WABCO Holdings	99,900[a]	5,943,051
Amarin, ADR	634,200[a,b]	4,915,050	Wabtec	143,600	10,731,228
Cooper	101,100	8,035,428	Waste Connections	352,400	11,460,048
Endo Pharmaceuticals Holdings	131,900[a]	4,889,533			212,709,776
HMS Holdings	95,200[a]	3,067,344	Information Technology—16.4%
Kindred Healthcare	564,900[a]	5,812,821	Alliance Data Systems	128,400[a,b]	15,582,624
MAP Pharmaceuticals	407,100[a]	6,533,955	Arrow Electronics	278,200[a]	11,169,730
Medicis Pharmaceutical, Cl. A	297,700	10,401,638	Aruba Networks	215,700[a,b]	4,656,963
NxStage Medical	441,100[a]	8,822,000	Atmel	1,163,200[a]	11,759,952
Omnicare	129,600	4,559,328	Avnet	327,800[a]	11,715,572
Questcor Pharmaceuticals	141,200[a,b]	5,492,680	Check Point
Regeneron Pharmaceuticals	84,100[a]	8,812,839	Software Technologies	102,100[a,b]	5,938,136
SXC Health Solutions	111,300[a]	7,880,040	Ciena	201,000[a]	2,998,920
Universal Health Services, Cl. B	256,600	11,446,926	CommVault Systems	192,800[a]	9,942,696
Vertex Pharmaceuticals	403,800[a]	15,715,896	Cypress Semiconductor	549,000[a]	9,470,250
WellCare Health Plans	163,500[a]	11,095,110	Equinix	98,400[a]	13,793,712
		130,106,724	Informatica	79,700[a]	3,918,052
Industrial—16.2%			MICROS Systems	211,000[a]	10,957,230
AMETEK	328,475	15,635,410	NCR	328,700[a]	7,139,364
BE Aerospace	256,000[a]	11,735,040	Polycom	182,200[a]	3,762,430
Crane	191,200	9,286,584	Rackspace Hosting	270,300[a]	14,120,472
Donaldson	186,200	13,672,666	Riverbed Technology	375,500[a]	10,690,485
Gardner Denver	138,700	9,525,916	Sapient	479,700	5,991,453
Hubbell, Cl. B	99,900	7,514,478	Semtech	252,400[a]	7,246,404
JB Hunt Transport Services	197,800	10,129,338	Skyworks Solutions	164,700[a]	4,441,959
Joy Global	55,900	4,861,064	Teradata	105,900[a]	7,047,645
Kansas City Southern	226,200[a]	15,738,996	Teradyne	392,500[a]	6,444,850
KBR	374,500	13,601,840	TIBCO Software	455,600[a]	13,198,732
Kirby	152,800[a]	10,485,136	Trimble Navigation	276,800[a]	13,920,272
Mettler-Toledo International	17,700[a]	3,190,956	VeriFone Systems	188,100[a]	9,008,109
Robert Half International	226,000	6,425,180			214,916,012

BNY Mellon Mid Cap Stock Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—.8%	Shares	Value ($)
Materials—6.7%			Registered
Albemarle	197,000	13,104,440	Investment Company;
Ashland	189,500	12,044,620	Dreyfus Institutional Preferred
Carpenter Technology	190,500	9,772,650	Plus Money Market Fund
			(cost $10,491,460)	10,491,460 [d] 10,491,460
CF Industries Holdings	38,600	7,179,600
Cytec Industries	233,700	13,895,802	Investment of Cash Collateral
Eastman Chemical	217,200	11,757,036	for Securities Loaned—1.9%
Rock-Tenn, Cl. A	77,900	5,491,171	Registered
Steel Dynamics	263,000	3,895,030	Investment Company;
Timken	195,000	10,218,000	Dreyfus Institutional Cash
		87,358,349	Advantage Fund
			(cost $24,930,381)	24,930,381 [d] 24,930,381
Utilities—2.6%
Alliant Energy	274,400	11,700,416	Total Investments
Cleco	227,280	8,745,734	(cost $1,141,291,933)	103.1%	1,350,263,478
ITC Holdings	174,700	13,186,357	Liabilities, Less Cash
		33,632,507	and Receivables	(3.1%)	(40,085,251)
Total Common Stocks			Net Assets	100.0%	1,310,178,227
(cost $1,105,870,092)		1,314,841,637

ADR—American Depository Receipts

[a] Non-income producing security.
b Security, or portion thereof, on loan.At February 29, 2012, the value of the fund’s securities on loan was $26,950,437 and the value of the collateral held by the fund was
$28,032,094, consisting of cash collateral of $24,930,381 and U.S. Government and agency securities valued at $3,101,713.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	21.0	Materials	6.7
Information Technology	16.4	Consumer Staples	3.4
Industrial	16.2	Money Market Investments	2.7
Consumer Discretionary	14.8	Utilities	2.6
Health Care	9.9
Energy	9.4		103.1

† Based on net assets.
See notes to financial statements.

The Funds	49

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon Small Cap Stock Fund

Common Stocks—98.4%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—15.4%			Energy (continued)
Ameristar Casinos	76,000	1,507,840	ION Geophysical	283,300[a]	2,028,428
Brunswick	129,600	3,098,736	Lufkin Industries	20,100	1,600,764
Cabela’s	28,400[a]	1,007,632	Magnum Hunter Resources	293,700[a,b]	2,032,404
Capella Education	23,300[a]	904,040	Petroleum Development	58,800[a]	1,913,352
Carter’s	31,700[a]	1,539,669	SEACOR Holdings	12,000[a]	1,186,560
Coinstar	18,800[a,b]	1,094,724			16,212,836
Collective Brands	86,800[a,b]	1,564,136	Financial—19.6%
Crocs	95,400[a]	1,874,610	American Campus Communities	40,900[c]	1,683,035
Finish Line, Cl. A	99,200	2,280,608	Aspen Insurance Holdings	55,800	1,480,374
Genesco	38,500[a]	2,623,390	BioMed Realty Trust	78,740[b,c]	1,450,391
Iconix Brand Group	45,700[a]	829,912	Boston Private
Krispy Kreme Doughnuts	223,600[a]	1,829,048	Financial Holdings	233,800	2,228,114
Lear	38,700	1,749,627	CBL & Associates Properties	95,700[c]	1,687,191
Lithia Motors, Cl. A	87,000	2,054,070	Citizens Republic Bancorp	46,600[a]	637,954
Men’s Wearhouse	75,000	2,904,750	CNO Financial Group	354,400[a]	2,629,648
Pier 1 Imports	103,600[a]	1,778,812	Columbia Banking System	106,800	2,258,820
Pool	29,400	1,070,160	CubeSmart	163,000	1,838,640
Royal Caribbean Cruises	60,800	1,732,192	EastGroup Properties	49,200[c]	2,370,948
Ruth’s Hospitality Group	305,400[a,b]	1,902,642	Entertainment Properties Trust	21,870[b,c]	995,085
Ryland Group	111,500	2,021,495	Extra Space Storage	42,300[c]	1,115,451
Select Comfort	68,500[a]	2,026,915	F.N.B	218,500[b]	2,576,115
Shuffle Master	181,100[a]	2,644,060	Financial Engines	71,700[a]	1,652,685
Steven Madden	63,900[a]	2,759,202	First Cash Financial Services	39,900[a]	1,686,174
Thor Industries	51,100	1,664,327	First Potomac Realty Trust	113,500[c]	1,501,605
Ulta Salon, Cosmetics & Fragrance	31,600[a]	2,630,384	Glacier Bancorp	133,200	1,838,160
Wolverine World Wide	31,300	1,193,782	Kilroy Realty	73,700[c]	3,231,008
Zumiez	26,500[a]	832,630	Kite Realty Group Trust	385,400[c]	1,892,314
		49,119,393	MarketAxess Holdings	45,000	1,490,400
Consumer Staples—3.9%			PacWest Bancorp	78,600	1,711,122
Chiquita Brands International	225,600[a]	2,163,504	Piper Jaffray	60,700[a]	1,492,006
Energizer Holdings	29,800[a]	2,278,210	PrivateBancorp	146,200	2,119,900
Hain Celestial Group	25,600[a]	1,045,504	Protective Life	100,000	2,777,000
Smart Balance	380,500[a]	2,279,195	Stifel Financial	36,000[a]	1,351,080
Spectrum Brands Holdings	74,200[a]	2,108,764	Strategic Hotels & Resorts	544,400[a,c]	3,391,612
TreeHouse Foods	21,700[a]	1,249,920	Susquehanna Bancshares	265,400	2,460,258
United Natural Foods	28,900[a]	1,315,528	Tanger Factory Outlet Centers	82,500[c]	2,415,600
		12,440,625	Texas Capital Bancshares	56,700[a]	1,921,563
Energy—5.1%			Tower Group	92,800	2,139,040
Approach Resources	67,200[a,b]	2,322,432	Umpqua Holdings	188,800	2,326,016
Gulfport Energy	80,800[a]	2,716,496	Wintrust Financial	62,800	2,116,988
Hornbeck Offshore Services	59,200[a,b]	2,412,400			62,466,297

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care—11.3%			Industrial (continued)
ABIOMED	93,500[a]	1,952,280	TransDigm Group	24,200[a]	2,874,718
Air Methods	24,800[a]	2,237,704	Triumph Group	25,800[b]	1,646,040
Align Technology	43,200[a]	1,106,352	United Rentals	36,100[a,b]	1,504,648
Amarin, ADR	192,400[a,b]	1,491,100	WABCO Holdings	26,400[a]	1,570,536
CONMED	60,800[a]	1,814,272			47,179,325
Cooper	20,900	1,661,132	Information
Cubist Pharmaceuticals	38,500[a]	1,650,110	Technology—20.4%
HMS Holdings	45,400[a]	1,462,788	Anixter International	40,100[a,b]	2,788,554
MAP Pharmaceuticals	135,200[a]	2,169,960	Aruba Networks	43,000[a,b]	928,370
MWI Veterinary Supply	7,800[a]	675,246	Cardtronics	89,900[a,b]	2,390,441
NxStage Medical	110,100[a]	2,202,000	Ceva	60,500[a,b]	1,491,325
Omnicare	43,800	1,540,884	Cirrus Logic	88,700[a]	2,091,546
Quality Systems	63,800	2,735,106	Cognex	72,300	3,082,872
Questcor Pharmaceuticals	99,600[a,b]	3,874,440	CommVault Systems	67,900[a]	3,501,603
Salix Pharmaceuticals	80,300[a]	3,960,396	Cypress Semiconductor	99,900[a]	1,723,275
Universal American	204,600	2,320,164	DealerTrack Holdings	83,100[a]	2,314,335
Universal Health Services, Cl. B	44,000	1,962,840	FARO Technologies	35,900[a]	1,991,014
Zoll Medical	14,300[a]	1,046,045	FEI	73,700[a]	3,281,124
		35,862,819	Fortinet	81,800[a]	2,212,690
Industrial—14.8%			Heartland Payment Systems	88,600	2,509,152
A.O. Smith	59,600	2,691,536	LogMeIn	50,900[a,b]	1,876,174
Actuant, Cl. A	45,100	1,270,467	MAXIMUS	60,800	2,535,968
AMETEK	49,550	2,358,580	Microsemi	53,500[a]	1,119,220
BE Aerospace	35,600[a]	1,631,904	MKS Instruments	101,300	3,033,935
Crane	47,400	2,302,218	Netgear	62,400[a]	2,344,368
EMCOR Group	69,200	1,923,760	Newport	58,300[a]	974,776
Herman Miller	64,900	1,362,900	OSI Systems	43,700[a]	2,578,300
Hub Group, Cl. A	65,300[a]	2,326,639	Plexus	52,700[a]	1,828,690
II-VI	106,500[a]	2,491,035	Sourcefire	81,400[a,b]	3,664,628
Interface, Cl. A	115,100	1,409,975	Stamps.com	55,900[a]	1,445,015
Kansas City Southern	29,900[a]	2,080,442	Stratasys	42,300[a]	1,558,332
Kforce	120,800[a]	1,703,280	Synaptics	49,100[a]	1,804,425
Navistar International	34,800[a]	1,453,944	Synchronoss Technologies	63,400[a]	2,121,364
Old Dominion Freight Line	58,800[a]	2,558,388	SYNNEX	40,500[a]	1,669,815
Robbins & Myers	65,000	3,172,650	Ultratech	69,300[a]	1,885,653
Spirit Aerosystems			ViaSat	22,900[a]	1,056,377
Holdings, Cl. A	95,400[a]	2,285,784	Wright Express	50,700[a]	3,137,316
Teledyne Technologies	27,500[a]	1,639,000			64,940,657
Terex	69,500[a]	1,764,605	Materials—5.7%
Timken	26,800	1,404,320	American Vanguard	170,100[b]	2,810,052
Towers Watson & Co., Cl. A	27,400	1,751,956	Buckeye Technologies	72,200	2,466,352

The Funds	51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.8%	Shares	Value ($)
Materials (continued)			Registered Investment Company;
Carpenter Technology	37,800	1,939,140	Dreyfus Institutional Preferred
H.B. Fuller	31,800	958,134	Plus Money Market Fund
Haynes International	36,800	2,329,072	(cost $5,799,783)	5,799,783 [d]	5,799,783
LSB Industries	73,900[a]	2,972,258	Investment of Cash Collateral
Steel Dynamics	75,800	1,122,598	for Securities Loaned—7.6%
Texas Industries	68,000[b]	2,300,440	Registered Investment Company;
Walter Energy	21,800	1,413,294	Dreyfus Institutional Cash
		18,311,340	Advantage Fund
Utilities—2.2%			(cost $24,129,197)	24,129,197 [d]	24,129,197
Cleco	82,700	3,182,296
			Total Investments
ITC Holdings	31,500	2,377,620	(cost $310,653,271)	107.8%	343,412,148
Piedmont Natural Gas	42,900	1,389,960
			Liabilities, Less Cash
		6,949,876	and Receivables	(7.8%)	(24,719,290)
Total Common Stocks
(cost $280,724,291)		313,483,168	Net Assets	100.0%	318,692,858

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan. At February 29, 2012, the value of the fund’s securities on loan was $22,731,268 and the value of the collateral held by the fund was $24,129,197.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	20.4	Materials	5.7
Financial	19.6	Energy	5.1
Consumer Discretionary	15.4	Consumer Staples	3.9
Industrial	14.8	Utilities	2.2
Health Care	11.3
Money Market Investments	9.4		107.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund
Common Stocks—125.4%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—13.7%			Exchange Traded Funds—.5%
Autoliv	46,320	3,084,912	Standard & Poor’s Depository
Carnival	111,650[a]	3,381,878	Receipts S&P 500 ETF Trust	9,950	1,363,349
CBS, Cl. B	138,920[a]	4,153,708	Financial—19.2%
Delphi Automotive	92,710	2,966,720	Affiliated Managers Group	33,925[b]	3,609,281
DIRECTV, Cl. A	91,610[a,b]	4,243,375	American Express	78,490[a]	4,151,336
Foot Locker	49,800	1,452,666	Ameriprise Financial	91,850[a]	5,121,556
Limited Brands	61,480[a]	2,860,664	Bank of America	225,370[a]	1,796,199
McDonald’s	48,920[a]	4,856,778	BlackRock	7,820	1,556,180
Melco Crown			Capital One Financial	49,940[a]	2,526,964
Entertainment, ADR	180,250[b]	2,276,557	CBRE Group, Cl. A	242,030[b]	4,436,410
Michael Kors Holdings	96,220	4,161,515	Chubb	31,550[a]	2,144,138
PVH	73,660	6,261,837	Citigroup	116,786[a]	3,891,310
		39,700,610	Discover Financial Services	63,370[a]	1,901,734
Consumer Staples—11.8%			IntercontinentalExchange	34,370[a,b]	4,741,685
Coca-Cola Enterprises	162,800[a]	4,704,920	Invesco	63,070	1,562,244
CVS Caremark	27,610[a]	1,245,211	JPMorgan Chase & Co.	130,740[a]	5,130,238
Lorillard	29,800[a]	3,906,184	T. Rowe Price Group	62,620	3,856,766
Philip Morris International	95,770[a]	7,998,710	Wells Fargo & Co.	285,670[a]	8,938,614
Post Holdings	31,915[b]	993,833			55,364,655
Ralcorp Holdings	63,830[a,b]	4,761,718	Health Care—19.0%
Unilever, ADR	251,310[a]	8,160,036	Baxter International	54,670[a]	3,177,967
Whole Foods Market	27,750[a]	2,240,535	Cigna	134,760[a]	5,944,264
		34,011,147	Covidien	127,980[a]	6,686,955
Energy—13.0%			Cubist Pharmaceuticals	27,150[b]	1,163,649
Anadarko Petroleum	48,420[a]	4,073,090	McKesson	53,260[a]	4,447,743
Apache	25,300[a]	2,730,629	Omnicare	47,730	1,679,141
Chevron	87,460[a]	9,543,635	Pfizer	525,300[a]	11,083,830
ENSCO, ADR	63,360[a]	3,693,888	Salix Pharmaceuticals	28,160[b]	1,388,851
EOG Resources	32,300[a]	3,677,678	Sanofi, ADR	223,550	8,278,057
National Oilwell Varco	94,190	7,773,501	St. Jude Medical	125,870	5,301,644
Occidental Petroleum	32,180[a]	3,358,627	Vertex Pharmaceuticals	44,770[b]	1,742,448
TransCanada	64,120[a]	2,819,998	Zimmer Holdings	63,320[a]	3,846,690
		37,671,046			54,741,239

The Funds	53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)
Industrial—12.5%			Information Technology (continued)
Caterpillar	41,190[a]	4,704,310	Informatica	112,700	[a,b]	5,540,332
Cummins	30,140[a]	3,633,980	International Business Machines	23,830	[a]	4,688,076
Eaton	96,130[a]	5,017,025	Intuit	89,620	[a]	5,183,621
FedEx	38,960	3,506,010	NetApp	78,460	[a,b]	3,373,780
General Electric	433,160	8,251,698	Oracle	196,690	[a]	5,757,116
JB Hunt Transport Services	44,900[a]	2,299,329	QUALCOMM	129,400	[a]	8,046,092
Precision Castparts	9,830[a]	1,645,837	Skyworks Solutions	225,730	[b]	6,087,938
Robert Half International	83,080	2,361,964	Teradata	76,760	[a,b]	5,108,378
Thomas & Betts	33,170[a,b]	2,395,869	Vishay Intertechnology	391,930	[b]	4,805,062
Tyco International	42,890[a]	2,222,560	Western Digital	29,030	[b]	1,139,428
		36,038,582				92,185,390
Information Technology—31.9%			Materials—.9%
Alliance Data Systems	29,880[b]	3,626,237	Alcoa	260,430	[a]	2,648,573
Analog Devices	50,660[a]	1,986,379	Telecommunication Services—2.9%
Apple	33,310[a,b]	18,068,676	AT&T	273,050	[a]	8,352,599
Autodesk	52,480[b]	1,986,368
			Total Investments
Broadcom, Cl. A	53,110[b]	1,973,036	(cost $310,962,825)	125.4%		362,077,190
Cognizant Technology
Solutions, Cl. A	81,280[a,b]	5,766,816	Liabilities, Less Cash
			and Receivables	(25.4%)		(73,357,998)
Electronic Arts	252,080[a,b]	4,116,466
EMC	178,100[a,b]	4,931,589	Net Assets	100.0%		288,719,192

ADR—American Depository Receipts
a Held by a broker as collateral for open short positions.
b Non-income producing security.

Portfolio Summary (Unaudited) †
		Value (%)				Value (%)
Information Technology		31.9	Consumer Staples			11.8
Financial		19.2	Telecommunication Services			2.9
Health Care		19.0	Materials			.9
Consumer Discretionary		13.7	Exchange Traded Funds			.5
Energy		13.0
Industrial		12.5				125.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF SECURITIES SOLD SHORT

February 29, 2012 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund
Common Stocks—25.4%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—3.0%			Industrial—1.2%
Gentex	81,270	1,922,035	Corning	77,840	1,015,034
Harley-Davidson	78,190	3,642,090	Waste Management	67,370	2,356,603
Thomson Reuters	102,410	2,967,842			3,371,637
		8,531,968	Information
Consumer Staples—2.4%			Technology—9.3%
Dr. Pepper Snapple Group	77,400	2,945,070	Activision Blizzard	90,230	1,078,248
Sysco	85,560	2,517,175	Finisar	107,390[a]	2,178,943
Walgreen	47,760	1,583,722	First Solar	69,770[a]	2,253,571
		7,045,967	Hewlett-Packard	104,080	2,634,265
Financial—2.3%			Infosys
Legg Mason	72,650	1,989,883	Technologies, ADR	45,090	2,600,791
New York Community Bancorp	102,540	1,334,045	Intel	55,120	1,481,626
SunTrust Banks	68,620	1,575,515	Microsoft	91,300	2,897,862
Waddell & Reed Financial, Cl. A	59,140	1,866,458	Nokia, ADR	449,340	2,377,009
		6,765,902	Research In Motion	116,300[a]	1,647,971
Health Care—6.6%			Riverbed Technology	64,320[a]	1,831,190
AstraZeneca, ADR	37,880	1,700,433	SAP, ADR	58,120	3,929,493
Becton Dickinson & Co.	16,990	1,294,978	Telefonaktiebolaget
			LM Ericsson, ADR	89,020	888,420
C.R. Bard	21,610	2,023,128
			Western Union	57,750	1,008,893
Covance	27,520[a]	1,313,530
					26,808,283
Haemonetics	34,460[a]	2,309,854
			Materials—.6%
Masimo	79,670[a]	1,736,806
			Greif, Cl. A	36,900	1,889,649
Novo Nordisk, ADR	40,760	5,719,851
			Total Securities Sold Short
Owens & Minor	97,240	2,913,310	(proceeds $72,698,252)		73,425,293
		19,011,890

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	9.3	Financial	2.3
Health Care	6.6	Industrial	1.2
Consumer Staples	2.4	Materials	.6
Consumer Discretionary	3.0		25.4

† Based on net assets.
See notes to financial statements.

The Funds	55

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—98.9%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—11.6%			Financial (continued)
Johnson Controls	391,755	12,782,966	Wells Fargo & Co.	464,200	14,524,818
Las Vegas Sands	309,150	17,191,831			57,242,558
Lowe’s	395,580	11,226,560	Health Care—12.9%
Walt Disney	278,205	11,681,828	Agilent Technologies	348,330	15,194,155
		52,883,185	Express Scripts	285,890[a]	15,246,514
Consumer Staples—6.9%			Gilead Sciences	286,300[a]	13,026,650
Coca-Cola	224,550	15,687,063	Watson Pharmaceuticals	259,600[a]	15,139,872
Kraft Foods, Cl. A	414,345	15,774,114			58,607,191
		31,461,177	Industrial—11.1%
Energy—15.1%			Caterpillar	183,785	20,990,085
Exxon Mobil	151,800	13,130,700	Dover	209,200	13,392,984
Halliburton	345,855	12,654,834	Honeywell International	269,605	16,060,370
Marathon Oil	404,400	13,705,116			50,443,439
Noble	362,480[a]	14,564,446	Information
Valero Energy	601,900	14,740,531	Technology—23.6%
		68,795,627	Apple	61,296[a]	33,249,402
Financial—12.6%			Baidu, ADR	92,300[a]	12,617,410
BB&T	444,000	12,987,000	Rovi	272,050[a]	9,652,334
Invesco	495,260	12,267,590	Salesforce.com	105,400[a]	15,089,064
MetLife	453,000	17,463,150	Teradata	257,550[a]	17,139,952

BNY Mellon Focused Equity Opportunities Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—1.0%	Shares	Value ($)
Information Technology (continued)			Registered Investment Company;
Texas Instruments	588,970	19,642,150	Dreyfus Institutional Preferred
		107,390,312	Plus Money Market Fund
Materials—5.1%			(cost $4,400,589)	4,400,589[b]	4,400,589
Celanese, Ser. A	353,600	16,820,752	Total Investments
Cliffs Natural Resources	103,785	6,588,272	(cost $382,141,011)	99.9%	454,633,102
		23,409,024	Cash and Receivables (Net)	.1%	355,399
Total Common Stocks
(cost $377,740,422)		450,232,513	Net Assets	100.0%	454,988,501

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	23.6	Industrial	11.1
Energy	15.1	Consumer Staples	6.9
Health Care	12.9	Materials	5.1
Financial	12.6	Money Market Investment	1.0
Consumer Discretionary	11.6		99.9

† Based on net assets.
See notes to financial statements.

The Funds	57

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon Small/Mid Cap Fund

Common Stocks—98.0%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—21.5%			Energy (continued)

American Axle &			Dresser-Rand Group	76,000[a]	3,991,520

Manufacturing Holdings	205,400[a]	2,339,506	Energy XXI	169,900[a]	6,359,357

Ancestry.com	148,264[a,b]	3,377,454	Gulfport Energy	112,100[a]	3,768,802

Brunswick	107,200	2,563,152	Kodiak Oil & Gas	380,000[a]	3,682,200

Celanese, Ser. A	50,000	2,378,500	Plains Exploration & Production	109,100[a]	4,808,037

Charter Communications, Cl. A	58,400[a]	3,703,144	SM Energy	39,000	3,070,080

Chipotle Mexican Grill	9,900[a]	3,863,178	Weatherford International	120,000[a]	1,917,600

Focus Media Holding, ADR	146,100[a,b]	3,544,386			35,743,068

Interface, Cl. A	211,190	2,587,077	Financial—19.2%

Lennar, Cl. A	100,000	2,338,000	Affiliated Managers Group	17,660[a]	1,878,847

Liberty Media, Cl. A	38,900[a]	3,496,721	American Financial Group	97,400	3,647,630

Lithia Motors, Cl. A	102,200	2,412,942	Assurant	44,600	1,894,162

LKQ	89,200[a]	2,841,912	Boston Private Financial Holdings	292,200	2,784,666

MDC Partners, Cl. A	601,204[b]	7,767,556	Boston Properties	33,100[c]	3,361,305

Mohawk Industries	54,500[a]	3,461,295	Camden Property Trust	26,300[c]	1,630,600

O’Reilly Automotive	33,700[a]	2,915,050	Cardtronics	95,000[a]	2,526,050

Pier 1 Imports	175,300[a]	3,009,901	Cathay General Bancorp	155,900	2,547,406

Scientific Games, Cl. A	300,000[a]	3,153,000	CNO Financial Group	355,530[a]	2,638,033

Skullcandy	406,700[b]	5,742,604	DFC Global	436,300[a]	7,814,133

Stanley Black & Decker	43,800	3,363,840	Douglas Emmett	79,915[c]	1,683,809

Starwood Hotels &			East West Bancorp	131,500	2,908,780

Resorts Worldwide	72,100[c]	3,886,190	Endurance Specialty Holdings	150,000	5,769,000

Thor Industries	77,900	2,537,203	Enstar Group	29,654[a]	2,875,845

TiVo	599,300[a,b]	6,742,125	Fifth Third Bancorp	194,900	2,652,589

Ulta Salon,			Financial Engines	146,100[a]	3,367,605
Cosmetics & Fragrance	103,900[a]	8,648,636
			Forestar Group	114,000[a]	1,788,660
United Rentals	72,000[a,b]	3,000,960
			Greenhill & Co.	47,700	2,096,892
WABCO Holdings	52,615[a]	3,130,066
			Host Hotels & Resorts	148,030[c]	2,335,913
Wyndham Worldwide	89,300	3,928,307
			Inland Real Estate	360,500[c]	3,125,535
Zagg	1,400,000[a,b]	14,700,000
			Kimco Realty	163,600[c]	3,006,968
		111,432,705
			MarketAxess Holdings	77,900	2,580,048
Consumer Staples—2.9%
			MBIA	165,600[a,b]	1,785,168
Church & Dwight	84,500	4,034,030
			PrivateBancorp	243,500	3,530,750
Fresh Market	87,200[a,b]	3,925,744
			Protective Life	93,000	2,582,610
Monster Beverage	31,800[a]	1,818,642
			Regions Financial	360,000	2,073,600
Panera Bread, Cl. A	15,900[a]	2,457,822
			Signature Bank	63,400[a]	3,763,424
Smart Balance	484,600[a]	2,902,754
			SL Green Realty	58,400[c]	4,441,320
		15,138,992
			Strategic Hotels & Resorts	389,600[a,c]	2,427,208
Energy—6.9%
			SunTrust Banks	90,000	2,066,400
Approach Resources	105,900[a,b]	3,659,904
			SVB Financial Group	58,400[a]	3,461,952
Cabot Oil & Gas	128,600	4,485,568

BNY Mellon Small/Mid Cap Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Financial (continued)			Industrial (continued)
Synovus Financial	974,100	2,065,092	Triumph Group	57,300	3,655,740
Webster Financial	135,720	2,969,554			59,462,183
Zions Bancorporation	187,000	3,553,000	Information Technology—13.1%
		99,634,554	ACI Worldwide	149,100[a]	5,632,998
Health Care—13.5%			CommVault Systems	49,400[a]	2,547,558
ABIOMED	192,134[a]	4,011,758	F5 Networks	19,340[a]	2,416,726
Accuray	180,000[a]	1,220,400	FARO Technologies	63,400[a]	3,516,164
Achillion Pharmaceuticals	284,830[a,b]	2,990,715	FEI	77,900[a]	3,468,108
Amarin, ADR	1,200,000[a,b]	9,300,000	Fortinet	189,940[a]	5,137,877
Halozyme Therapeutics	146,100[a]	1,681,611	inContact	400,000[a]	2,132,000
Healthcare Services Group	104,345[b]	2,032,641	KIT Digital	340,900[a,b]	3,446,499
Idenix Pharmaceuticals	300,000[a,b]	3,531,000	LogMeIn	72,600[a,b]	2,676,036
MAP Pharmaceuticals	704,834[a]	11,312,586	Mitek Systems	589,400[a,b]	6,129,760
Merit Medical Systems	356,300[a]	4,460,876	ON Semiconductor	218,200[a]	1,979,074
NxStage Medical	214,300[a]	4,286,000	Rackspace Hosting	72,240[a]	3,773,818
OraSure Technologies	450,000[a]	4,513,500	Riverbed Technology	172,130[a]	4,900,541
SXC Health Solutions	92,600[a]	6,556,080	Sourcefire	95,500[a]	4,299,410
Thoratec	68,200[a]	2,352,900	Stamps.com	343,700[a]	8,884,645
Tornier	180,000	4,230,000	Synchronoss Technologies	97,400[a]	3,259,004
Universal Health Services, Cl. B	46,800	2,087,748	Web.com Group	272,800[a]	3,611,872
Vertex Pharmaceuticals	139,200[a]	5,417,664			67,812,090
		69,985,479	Materials—4.4%
Industrial—11.4%			Ashland	37,700	2,396,212
AMETEK	113,217	5,389,129	Carpenter Technology	52,400	2,688,120
BE Aerospace	77,310[a]	3,543,890	CF Industries Holdings	13,400	2,492,400
Crane	72,900	3,540,753	Cliffs Natural Resources	48,600	3,085,128
Gardner Denver	40,300	2,767,804	Eastman Chemical	40,700	2,203,091
Joy Global	23,000	2,000,080	Haynes International	53,500	3,386,015
Kansas City Southern	63,755[a]	4,436,073	Steel Dynamics	238,000	3,524,780
KBR	121,735	4,421,415	Timken	59,900	3,138,760
Kenexa	113,562[a]	3,155,888			22,914,506
Kforce	194,900[a]	2,748,090	Telecommunications—2.2%
Kirby	47,400[a]	3,252,588	Allot Communications	292,200[a]	5,215,770
Navigant Consulting	158,700[a]	2,144,037	Aruba Networks	96,660[a,b]	2,086,889
Navistar International	60,000[a]	2,506,800	Finisar	97,400[a]	1,976,246
On Assignment	100,000[a]	1,388,000	Leap Wireless International	228,100[a,b]	2,381,364
Roper Industries	35,665	3,264,061			11,660,269
Spirit Aerosystems Holdings, Cl. A	154,200[a]	3,694,632	Utilities—2.9%
Terex	119,700[a]	3,039,183	Cleco	107,700	4,144,296
TransDigm Group	38,000[a]	4,514,020	ITC Holdings	58,560	4,420,109

The Funds	59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—10.8%	Shares	Value ($)
Utilities (continued)				Registered
Northeast Utilities	133,400		4,789,060	Investment Company;
Wisconsin Energy	54,500		1,857,360	Dreyfus
			15,210,825	Institutional Cash
				Advantage Fund
Total Common Stocks				(cost $56,061,796)	56,061,796 [d]	56,061,796
(cost $441,979,136)			508,994,671
				Total Investments
Other Investment—1.8%				(cost $507,218,967)	110.6%	574,234,502
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(10.6%)	(55,247,649)
Plus Money Market Fund				Net Assets	100.0%	518,986,853
(cost $9,178,035)	9,178,035	[d]	9,178,035

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan. At February 29, 2012, the value of the fund’s securities on loan was $52,016,994 and the value of the collateral held by the fund was $56,061,796.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Consumer Discretionary	21.5	Energy	6.9
Financial	19.2	Materials	4.4
Health Care	13.5	Consumer Staples	2.9
Information Technology	13.1	Utilities	2.9
Money Market Investments	12.6	Telecommunications	2.2
Industrial	11.4		110.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon International Fund
Common Stocks—96.7%	Shares	Value ($)		Shares	Value ($)
Australia—6.1%			France (continued)
Atlas Iron	752,120	2,573,102	Technip	27,770	3,031,251
Australia & New Zealand			Total	265,642	14,860,918
Banking Group	276,720	6,514,096	Vivendi	163,090	3,502,639
BlueScope Steel	1,416,988	638,256			77,400,185
Coca-Cola Amatil	247,850	3,189,696	Germany—8.3%
Commonwealth Bank of Australia	76,280	4,043,714	Aixtron	164,673	2,734,750
Dexus Property Group	3,338,630	3,204,575	Allianz	31,845	3,862,147
Nufarm	559,117[a]	2,830,243	Bayer	61,273	4,530,698
Primary Health Care	997,990	3,350,037	Celesio	152,400	2,822,297
Qantas Airways	844,100[a]	1,566,099	Continental	38,040[a]	3,463,020
QBE Insurance Group	387,944	4,847,012	Daimler	49,281	2,980,510
Rio Tinto	54,360	3,932,244	Deutsche Bank	119,318	5,572,614
Spark Infrastructure Group	2,034,170	2,977,824	Deutsche Lufthansa	132,580	1,840,555
Stockland	645,790	2,195,481	Deutsche Telekom	257,290	3,002,825
Toll Holdings	507,087	3,083,505	E.ON	376,310	8,655,962
UGL	128,880	1,693,171	Fresenius & Co.	38,930	4,024,845
		46,639,055	Gerresheimer	53,420	2,372,506
Belgium—.6%			Hannover Rueckversicherung	69,470	3,856,308
Delhaize Group	81,757	4,493,705	Muenchener Rueckversicherungs	24,290	3,541,982
Finland—1.2%			RWE	61,585	2,806,106
Nokia	1,183,309	6,211,513	SAP	54,920	3,706,065
Sampo, Cl. A	116,320	3,277,689	Siemens	34,910	3,481,791
		9,489,202			63,254,981
France—10.2%			Greece—.4%
Alstom	97,196	4,187,853	Coca-Cola Hellenic Bottling	170,918[a]	3,210,775
Arkema	26,600	2,437,512	Hong Kong—2.4%
BNP Paribas	27,300	1,332,484	Esprit Holdings	2,909,543	6,527,172
Carrefour	297,584	7,461,604	Foxconn International Holdings	3,313,000[a]	2,327,925
Credit Agricole	294,790	1,887,947	Hang Seng Bank	376,200	5,267,440
Danone	33,470	2,264,391	Pacific Basin Shipping	3,053,000	1,590,227
EDF	116,380	2,901,825	SJM Holdings	1,324,000	2,772,203
France Telecom	461,843	7,048,431			18,484,967
GDF Suez	172,820	4,482,940	Israel—1.1%
Sanofi	235,369	17,406,983	Teva Pharmaceutical
Societe Generale	142,174	4,593,407	Industries, ADR	195,512	8,760,893

The Funds	61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Italy—2.9%			Japan (continued)
Atlantia	96,530	1,616,593	Nippon Shokubai	146,000	1,722,401
Enel	558,910	2,242,848	Nomura Holdings	482,000	2,223,521
ENI	98,640	2,274,852	NTN	943,000	4,106,557
Finmeccanica	455,101	2,302,851	Panasonic	439,600	4,104,520
Saras	4,645,679[a]	6,517,493	Ricoh	520,800	4,785,799
Telecom Italia	6,125,910	7,059,757	Sega Sammy Holdings	158,400	3,002,760
		22,014,394	Sekisui House	287,000	2,718,539
Japan—22.3%			Seven & I Holdings	111,400	3,077,923
Asahi Kasei	231,000	1,463,464	Shimachu	105,500	2,338,676
Astellas Pharma	45,000	1,848,936	Shin-Etsu Chemical	110,500	5,919,886
CAPCOM	160,700	3,564,302	Softbank	67,300	2,004,346
Daito Trust Construction	77,000	6,782,138	Sumitomo Mitsui Financial Group	297,500	10,089,894
DeNA	50,400	1,639,906	Sumitomo Mitsui Trust Holdings	1,871,940	6,493,875
Denso	126,300	4,174,783	Taiyo Nippon Sanso	514,000	3,395,473
East Japan Railway	50,800	3,255,849	Tokyo Electron	63,100	3,500,812
Fuji Heavy Industries	726,000	5,483,627	Tokyo Gas	529,000	2,414,307
Fujitsu	469,000	2,544,335	Tokyo Steel Manufacturing	584,100	4,900,433
Gree	47,200	1,475,980	Toyo Suisan Kaisha	178,000	4,569,886
Hitachi	792,000	4,608,390	Toyota Motor	252,100	10,404,668
Hitachi Chemical	148,400	2,740,170	Yamaha Motor	85,900	1,232,124
INPEX	968	6,870,907			170,186,560
Kao	150,100	3,838,823	Macau—.3%
Keihin	204,800	4,124,217	Sands China	560,000	2,104,639
Kirin Holdings	187,000	2,199,188	Netherlands—4.2%
Matsumotokiyoshi Holdings	161,900	3,335,988	Aegon	685,132[a]	3,587,317
Miraca Holdings	39,500	1,508,765	Heineken	62,302	3,289,494
Mitsubishi	199,400	4,883,816	ING Groep	542,240[a]	4,809,925
Mitsubishi Electric	322,000	2,887,661	Koninklijke
Mitsubishi UFJ Financial Group	1,635,700	8,451,150	Philips Electronics	504,072	10,580,690
Murata Manufacturing	50,000	2,980,071	Nutreco	24,160	1,810,922
Nihon Kohden	53,600	1,374,122	STMicroelectronics	391,140	2,918,776
Nippon Electric Glass	198,000	1,851,150	Unilever	147,090	4,885,493
Nippon Express	839,000	3,292,422			31,882,617

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Norway—.8%			Switzerland (continued)
Norsk Hydro	295,359	1,775,515	Syngenta	8,930[a]	2,911,849
TGS Nopec Geophysical	142,000	4,102,945	UBS	456,449[a]	6,382,314
		5,878,460	Zurich Financial Services	15,320[a]	3,857,517
Portugal—.3%					56,995,786
Jeronimo Martins	122,720[a]	2,266,113	United Arab
Singapore—1.6%			Emirates—.4%
DBS Group Holdings	829,680	9,420,266	Dragon Oil	356,050	3,251,340
United Overseas Bank	174,380	2,516,739	United Kingdom—20.3%
		11,937,005	Aberdeen
Spain—1.1%			Asset Management	853,520	3,268,355
Gamesa Corp Tecnologica	531,054	1,688,154	Anglo American	190,325	8,022,306
Inditex	19,410	1,792,357	Barclays	1,077,860	4,201,147
Red Electrica	38,180	1,927,617	BHP Billiton	79,120	2,564,622
Repsol	111,640	2,910,809	BP	789,854	6,187,345
		8,318,937	British American Tobacco	123,860	6,260,193
Sweden—3.2%			British Land	383,780	2,871,420
Autoliv, SDR	41,840	2,792,368	BT Group	976,990	3,341,704
Husqvarna, Cl. B	330,729	1,990,332	Burberry Group	71,790	1,612,642
Investor, Cl. B	136,030	3,028,234	Centrica	597,980	2,892,009
Svenska Cellulosa, Cl. B	222,929	3,982,319	Diageo	106,940	2,557,897
Telefonaktiebolaget LM			Experian	324,840	4,886,191
Ericsson, Cl. B	676,129	6,790,106	GlaxoSmithKline	156,930	3,462,756
Volvo, Cl. B	419,580	6,122,363	Home Retail Group	2,293,287	3,721,329
		24,705,722	HSBC Holdings	1,799,741	15,899,268
Switzerland—7.5%			Kingfisher	670,860	3,033,161
ABB	272,100[a]	5,570,125	Legal & General Group	931,780	1,790,687
Adecco	128,394[a]	6,434,601	Lloyds Banking Group	5,577,230[a]	3,099,693
Cie Financiere Richemont, Cl. A	36,440	2,237,473	Lonmin	309,224	5,426,104
Lonza Group	56,890[a]	2,956,117	Old Mutual	1,008,560	2,552,768
Nestle	51,365	3,139,698	Reed Elsevier	262,639	2,300,149
Novartis	185,599	10,111,832	Resolution	650,175	2,782,416
Partners Group Holding	16,800	3,128,993	Rexam	473,550	3,127,217
Roche Holding	58,965	10,265,267	Rio Tinto	133,240	7,596,999

The Funds	63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Preferred Stocks—1.1%	Shares	Value ($)
United Kingdom (continued)			Germany
Royal Bank of			ProSiebenSat.1 Media	233,090	6,057,210
Scotland Group	6,977,040[a]	3,099,032	Volkswagen	11,528	2,155,606
Royal Dutch Shell, Cl. A	319,311	11,615,142	Total Preferred Stocks
Royal Dutch Shell, Cl. B	290,600	10,769,555	(cost $7,390,164)		8,212,816
SABMiller	63,800	2,585,677
Smith & Nephew	634,270	6,235,942	Other Investment—1.5%
Tesco	458,342	2,304,908	Registered Investment Company;
Unilever	262,099	8,468,661	Dreyfus Institutional Preferred
Vodafone Group	1,603,052	4,318,891	Plus Money Market Fund
WPP	128,740	1,645,655	(cost $11,410,208)	11,410,208 [b]	11,410,208
		154,501,841
			Total Investments
United States—1.5%			(cost $830,693,198)	99.3%	756,999,600
iShares MSCI EAFE Index Fund	212,210	11,599,399
			Cash and Receivables (Net)	.7%	5,247,758
Total Common Stocks
(cost $811,892,826)		737,376,576	Net Assets	100.0%	762,247,358

ADR—American Depository Receipts
SDR—Swedish Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	20.8	Information Technology	7.0
Consumer Discretionary	14.5	Utilities	4.1
Health Care	10.2	Telecommunication Services	3.2
Consumer Staples	9.9	Exchange Traded Fund	1.5
Energy	9.7	Money Market Investment	1.5
Materials	9.1
Industrial	7.8		99.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon Emerging Markets Fund
Common Stocks—91.8%	Shares	Value ($)		Shares	Value ($)
Brazil—12.2%			China (continued)
Banco Santander Brasil, ADS	1,739,680	18,579,782	Beijing Capital International
Brasil Insurance			Airport, Cl. H	17,702,000	8,832,513
Participacoes e Administracao	401,300	4,767,227	BYD Electronic International	17,111,500[a]	6,971,499
Centrais Eletricas Brasileiras	1,159,503	12,612,908	China Agri-Industries Holdings	24,659,519	18,599,080
Cia de Bebidas das Americas, ADR	207,730	8,311,277	China BlueChemical, Cl. H	7,450,000	5,859,184
Cia de Saneamento de Minas Gerais	182,700	4,638,649	China Coal Energy, Cl. H	6,233,000	7,995,971
Cielo	340,700	12,181,674	China Communications
Embraer, ADR	287,670	8,647,360	Construction, Cl. H	16,782,000	17,179,686
Fibria Celulose, ADR	584,100	5,379,561	China Construction Bank, Cl. H	39,539,229	33,237,381
Fleury	742,600	10,590,347	China Dongxiang Group	40,460,000	7,720,379
Gerdau, ADR	878,090	9,132,136	China Life Insurance, Cl. H	5,399,000	16,845,337
Grendene	648,310	3,435,505	China Mobile	2,521,900	26,938,374
Itau Unibanco Holding, ADR	1,633,714	34,389,680	China Mobile, ADR	241,610	12,807,746
JBS	2,737,200[a]	11,635,790	China Petroleum & Chemical, Cl. H	19,012,000	21,791,171
Magnesita Refratarios	1,350,100	5,817,872	China Power
Obrascon Huarte Lain Brasil	275,700	11,328,224	International Development	26,103,920	6,495,522
Petroleo Brasileiro, ADR	1,851,800	54,587,869	China Railway Construction, Cl. H	5,540,000	4,357,031
Porto Seguro	420,600	5,265,919	China Railway Group, Cl. H	12,816,000	5,204,920
Rossi Residencial	1,941,600	11,634,336	China Vanadium
			Titano-Magnetite Mining	28,628,000	7,566,515
Sul America	227,700	2,506,059
			CNOOC	3,375,000	7,745,417
Tele Norte Leste
Participacoes, ADR	968,246	10,398,962	COSCO Pacific	2,826,000	4,284,799
Tim Participacoes	2,091,965	12,657,165	Focus Media Holding, ADR	393,820[a]	9,554,073
Vale, ADR	968,970	24,359,906	Global Bio-Chem
			Technology Group	14,829,920	3,996,098
		282,858,208
			Great Wall Motor, Cl. H	7,320,500	14,742,556
Chile—1.5%
			Guangdong Investment	7,090,000	4,661,948
Cencosud	1,515,615	9,854,577
			Guangzhou Automobile
Enersis, ADR	431,610	8,722,838	Group, Cl. H	10,213,254	12,048,590
ENTEL	748,240	15,281,342	Huaneng Power International, ADR	96,150	2,444,133
		33,858,757	Huaneng Power
China—17.7%			International, Cl. H	14,488,200	9,283,715
Asia Cement China Holdings	2,346,500	1,319,040	Industrial & Commercial
Baidu, ADR	80,010[a]	10,937,367	Bank of China, Cl. H	56,926,475	41,761,641

The Funds	65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
China (continued)			India (continued)
Lenovo Group	7,528,000	6,667,873	Hindustan Petroleum	1,262,110	8,075,856
Lianhua Supermarket			ICICI Bank	57,630	1,065,702
Holdings, Cl. H	4,428,000	6,257,043	ICICI Bank, ADR	167,880	6,094,044
Mindray Medical			India Cements	4,602,120	9,469,982
International, ADR	26,476	810,430	Jubilant Life Sciences	1,537,169	5,960,803
Minth Group	50,000	61,822	NMDC	1,436,811	5,274,073
PetroChina, ADR	42,270	6,350,222	Oil & Natural Gas	1,224,312	7,324,388
PetroChina, Cl. H	6,874,000	10,404,678	Oriental Bank of Commerce	1,550,413	8,897,238
Renhe Commercial Holdings	49,730,000	5,962,830	Reliance Industries	1,688,982	28,284,676
Shanghai Industrial Holdings	2,419,000	8,779,409	Rolta India	3,007,690	6,449,872
Sinotrans, Cl. H	25,630,600	5,353,340	Sintex Industries	4,420,000	7,710,875
TPV Technology	5,835,680	1,790,686	State Bank of India	165,730	7,600,213
Weiqiao Textile, Cl. H	7,706,400	4,789,052	State Bank of India, GDR	56,240[b]	5,098,156
WuXi PharmaTech, ADR	634,910[a]	8,209,386	Steel Authority of India	1,716,660	3,613,007
Yingde Gases	8,793,000	9,772,267	Sterlite Industries India	7,107,630	18,077,251
Zhejiang Expressway, Cl. H	7,882,000	5,985,532	Sterlite Industries India, ADR	810	8,035
		412,376,256	Tata Motors	2,035,670	11,254,128
Colombia—.2%			Welspun	240,867	720,488
Bancolombia, ADR	86,730	5,542,047			168,709,747
Czech Republic—.2%			Indonesia—2.1%
Komercni Banka	20,650	4,044,177	Aneka Tambang	8,213,000	1,784,643
Egypt—.3%			Astra Agro Lestari	56,000	138,448
Commercial International Bank	1,541,293	6,366,307	Bank Negara Indonesia Persero	11,201,500	4,687,989
Hong Kong—.5%			Bank Rakyat Indonesia Persero	10,037,500	7,678,354
iShares FTSE A50 China Index ETF	3,558,700	5,441,606	Indofood Sukses Makmur	20,976,000	11,860,044
NWS Holdings	3,923,331	6,504,994	Indosat	10,592,500	6,400,125
		11,946,600	Medco Energi Internasional	23,278,996	5,935,886
Hungary—.5%			Telekomunikasi Indonesia	11,864,400	9,273,173
MOL Hungarian Oil and Gas	138,630[a]	11,973,753			47,758,662
Richter Gedeon	5,061	909,321	Malaysia—1.5%
		12,883,074	AMMB Holdings	7,024,300	14,374,548
India—7.3%			Genting	3,351,800	11,860,818
Apollo Tyres	3,233,780	5,634,867	Malayan Banking	575,270	1,680,391
Bank of India	788,580	5,989,572	Tenaga Nasional	3,841,687	8,054,012
Glenmark Pharmaceuticals	593,200	3,736,397			35,969,769
Hexaware Technologies	4,971,380	12,370,124

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Mexico—2.1%			South Africa (continued)
America Movil, ADR, Ser. L	791,890	18,957,847	Standard Bank Group	1,717,784	25,282,144
Consorcio ARA	6,828,400	2,212,110	Telkom	1,353,209	4,654,839
Desarrolladora Homex, ADR	354,500[a]	6,395,180			174,648,756
Fomento Economico Mexicano, ADR	218,320	16,068,352	South Korea—14.6%
Grupo Financiero Banorte, Cl. O	1,413,900	5,725,540	BS Financial Group	878,950	10,960,113
		49,359,029	Daelim Industrial	140,198	15,790,251
Peru—.6%			DGB Financial Group	655,410	8,817,109
Credicorp	116,710	14,342,492	Dongbu Insurance	206,990	9,038,380
Poland—.6%			Grand Korea Leisure	358,030	6,000,637
Asseco Poland	450,173	7,802,815	Hana Financial Group	270,820	9,550,023
Bank Pekao	106,700	5,317,522	Hite Jinro	436,172[a]	9,747,078
		13,120,337	Hyundai Development	339,400[a]	7,508,682
Russia—6.8%			Hyundai Motor	90,915	17,553,590
Gazprom, ADR	4,636,520	61,433,890	KB Financial Group	414,508	15,265,351
Lukoil, ADR	756,840	48,551,286	KB Financial Group, ADR	158,300	5,833,355
MMC Norilsk Nickel, ADR	101,679	2,014,261	Korea Electric Power	291,405[a]	6,538,037
Mobile Telesystems, ADR	695,720	12,696,890	Korea Electric Power, ADR	574,820	6,409,243
Pharmstandard, GDR	149,583[a]	2,722,411	Korea Exchange Bank	1,660,390	12,096,072
Sberbank of Russia, ADR	1,304,610[a]	17,806,530	KT	49,380	1,438,949
VimpelCom, ADR	1,023,320	12,453,804	KT, ADR	427,400	6,287,054
		157,679,072	KT&G	139,718	9,141,976
South Africa—7.5%			Kukdo Chemical	79,830	4,095,950
ABSA Group	655,080	13,909,206	LG Display	363,460[a]	9,616,676
Anglo American Platinum	207,421	16,348,042	LG Electronics	169,359	12,928,341
AngloGold Ashanti	231,400	10,034,177	Mirae Asset Securities	253,170	9,029,460
Aveng	1,725,681	8,316,037	NongShim	35,914	7,784,885
Exxaro Resources	448,080	12,585,930	POSCO	17,165	6,382,838
FirstRand	3,941,900	12,541,538	POSCO, ADR	55,510	5,134,675
Growthpoint Properties	5,328,935	14,578,054	Samsung Electronics	70,825	76,350,265
JD Group	961,502	6,195,022	Samsung Fire & Marine Insurance	43,842	8,268,933
MTN Group	552,759	9,955,909	Shinsegae	42,476	9,966,658
Murray & Roberts Holdings	2,582,330[a]	9,969,125	SK Telecom	39,489	5,135,891
Nedbank Group	690,920	14,772,284	SK Telecom, ADR	531,580	7,681,331
Sappi	622,857[a]	2,188,140	Tong Yang Life Insurance	244,165	3,077,366
Sasol	250,210	13,318,309	Youngone	368,118	7,995,948

The Funds	67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
South Korea (continued)			Thailand (continued)
Yuhan	76,746	8,197,856	Bangkok Bank	2,438,000	15,627,689
		339,622,973	Kasikornbank	698,500	3,427,301
Taiwan—9.1%			PTT Global Chemical	6,734,683	16,578,024
Asia Cement	4,275,548	5,476,064			42,010,539
AU Optronics	8,558,000	4,628,936	Turkey—1.3%
AU Optronics, ADR	1,161,870	6,169,530	Asya Katilim Bankasi	3,933,670[a]	4,092,654
Chinatrust Financial Holding	4,925,690	3,351,265	Turk Telekomunikasyon	2,192,130	9,398,602
CHIPBOND Technology	5,824,000	7,053,150	Turkcell Iletisim Hizmetleri	1,056,310[a]	5,796,934
Compal Electronics	2,008,000	2,377,140	Turkcell Iletisim Hizmetleri, ADR	34,040[a]	462,944
CTCI	4,444,000	7,211,144	Turkiye Is Bankasi, Cl. C	4,832,141	11,491,286
Hon Hai Precision Industry	13,063,176	45,549,583			31,242,420
KGI Securities	8,434,765	3,787,553	Ukraine—.1%
Nan Ya Printed Circuit Board	4,398,983	11,058,812	JKX Oil & Gas	971,480	2,047,808
Novatek Microelectronics	2,214,000	6,627,841	United Arab Emirates—.3%
Pegatron	6,802,000	9,255,681	Emaar Properties	7,780,620	6,693,918
Powertech Technology	1,681,200	3,854,704	United States—2.7%
Siliconware Precision Industries	4,335,000	5,109,802	iShares MSCI Emerging
Siliconware Precision			Markets Index Fund	1,417,090	62,819,600
Industries, ADR	303,570	1,751,599	Total Common Stocks
SinoPac Financial Holdings	32,895,411	12,309,482	(cost $2,000,727,807)	2,134,474,618
Taishin Financial Holdings	20,115,875	8,211,678
Taiwan Semiconductor			Preferred Stocks—5.2%
Manufacturing	1,537,517	4,241,823	Brazil
Taiwan Semiconductor			Banco Bradesco	769,556	13,981,742
Manufacturing, ADR	2,495,297	36,231,712
			Banco do Estado do
Tatung	8,777,216[a]	2,961,967	Rio Grande do Sul, Cl. B	1,188,700	14,162,645
Transcend Information	2,338,040	6,991,214	Bradespar	454,200	9,577,279
United Microelectronics	21,495,397	11,334,149	Cia de Bebidas das Americas	237,700	9,564,752
United Microelectronics, ADR	504,000	1,370,880	Cia de Tecidos do
Young Fast Optoelectronics	1,829,272	5,326,768	Norte de Minas—Coteminas	721,960	1,652,236
		212,242,477	Cia Paranaense de
Tanzania—.3%			Energia, Cl. B	840,500	21,158,722
African Barrick Gold	846,790	6,331,593	Gerdau	81,600	852,945
Thailand—1.8%			Itau Unibanco Holding	60,200	1,290,063
Asian Property Development	33,862,420	6,377,525	Petroleo Brasileiro	1,207,200	17,089,551

BNY Mellon Emerging Markets Fund (continued)
Preferred Stocks (continued)	Shares		Value ($)	Other Investment—3.1%	Shares	Value ($)
Brazil (continued)				Registered
Randon Participacoes	1,073,600		6,795,768	Investment Company;
Vale,	956,200		23,664,871	Dreyfus Institutional Preferred
Total Preferred Stocks				Plus Money Market Fund
(cost $93,231,560)			119,790,574	(cost $73,395,522)	73,395,522 [c] 73,395,522
				Total Investments
	Number of
Rights—.0%	Rights		Value ($)	(cost $2,167,375,134)	100.1%	2,327,691,713
Taiwan				Liabilities, Less Cash
				and Receivables	(.1%)	(2,794,653)
Chinatrust Financial Holdings
(cost $20,245)	246,285	[a]	30,999	Net Assets	100.0%	2,324,897,060

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts

a Non-income producing security.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2012, this security was valued at $5,098,156 or .2% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	25.3	Consumer Staples	5.5
Energy	13.8	Utilities	3.3
Information Technology	13.3	Money Market Investment	3.1
Materials	9.7	Exchange Traded Funds	2.9
Telecommunications	8.3	Health Care	1.9
Consumer Discretionary	6.6
Industrial	6.4		100.1

† Based on net assets.
See notes to financial statements.

The Funds	69

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon International Appreciation Fund
Common Stocks—98.7%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—11.0%			Consumer Staples—10.7%
Adidas, ADR	11,075	435,192	Aeon, ADR	72,968[a]	923,775
Bridgestone, ADR	14,362	694,403	Ajinomoto, ADR	4,423	525,895
British Sky Broadcasting Group, ADR	13,495	574,212	British American Tobacco, ADR	8,300	840,624
Casio Computer, ADR	4,290	296,282	Coca Cola Hellenic Bottling, ADR	11,185[a]	210,949
Compass Group, ADR	41,021	415,338	Coca-Cola Amatil, ADR	54,781	1,440,192
Daimler	28,907	1,750,608	Danone, ADR	61,202	831,735
Denso, ADR	46,288	773,935	Delhaize Group, ADR	12,473	686,389
Electrolux, Cl. B, ADR	12,867	573,868	Diageo, ADR	7,098	678,285
Fiat, ADR	39,395	230,855	Heineken, ADR	17,709	465,924
Hennes & Mauritz, ADR	151,406	1,085,581	Henkel & Co., ADR	11,422	746,885
Honda Motor, ADR	23,948	912,898	Imperial Tobacco Group, ADR	12,987	1,028,960
Intercontinental Hotels Group, ADR	8,933	203,851	J. Sainsbury, ADR	13,745	259,506
Kingfisher, ADR	62,128	561,016	Kao, ADR	11,988	307,852
LVMH Moet Hennessy			Kirin Holdings, ADR	35,382	416,800
Louis Vuitton, ADR	35,369	1,190,874	Koninklijke Ahold, ADR	6,154	84,494
Marks & Spencer Group, ADR	27,155	312,418	L’Oreal, ADR	37,714	859,502
Marui Group, ADR	32,401	531,700	Nestle, ADR	64,055	3,925,931
Nissan Motor, ADR	46,962	962,721	Sabmiller, ADR	24,142	977,147
Panasonic, ADR	22,520	209,436	Shiseido, ADR	21,862	381,711
Pearson, ADR	8,912	169,863	Tesco, ADR	53,821	818,079
Peugeot, ADR	12,756	257,926	Unilever (NY Shares)	17,003	566,370
Publicis Groupe, ADR	32,782	894,621	Unilever, ADR	8,090	262,682
Reed Elsevier, ADR	8,331	291,252	Yamazaki Baking, ADR	4,023	543,756
Sega Sammy Holdings, ADR	109,384	520,668			17,783,443
Sharp, ADR	38,118	266,445	Energy—9.1%
Sodexo, ADR	11,162	864,385	BG Group, ADR	61,935	1,487,679
Sony, ADR	2,522	53,946	BP, ADR	51,395	2,423,788
Sumitomo Electric Industries, ADR	3,702	483,446	ENI, ADR	29,775	1,375,605
Toyota Motor, ADR	19,548	1,616,815	Repsol, ADR	29,557	767,004
Volkswagen, ADR	11,000	372,680	Royal Dutch Shell, Cl. A, ADR	42,098	3,076,943
Wolters Kluwer, ADR	10,972	203,860	Royal Dutch Shell, Cl. B, ADR	15,393	1,143,392
WPP, ADR	7,429	476,719	Statoil, ADR	39,055	1,112,286
		18,187,814

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy (continued)			Financial (continued)
Technip, ADR	14,012	383,298	Hysan Development, ADR	56,301	492,634
Total, ADR	42,819	2,400,861	ING Groep, ADR	88,369[a]	776,764
Woodside Petroleum, ADR	21,015	850,057	Intesa Sanpaolo, ADR	72,934	854,057
		15,020,913	Legal & General Group, ADR	92,800	905,728
Financial—22.0%			Lend Lease Group, ADR	98,316	789,477
Aegon (NY Shares)	82,300[a]	432,075	Lloyds Banking Group, ADR	191,480[a]	421,256
Ageas, ADR	140,757	296,997	Mitsubishi Estate, ADR	36,000	652,860
Allianz, ADR	113,320	1,374,572	Mitsubishi UFJ Financial Group, ADR	97,092	496,140
Australia & New Zealand			MS&AD Insurance
Banking Group, ADR	79,598	1,861,001	Group Holdings, ADR	27,902	297,993
AXA, ADR	46,800	757,224	National Australia Bank, ADR	63,203	1,587,027
Banco Bilbao Vizcaya Argentaria, ADR	72,098	648,161	National Bank of Greece, ADR	23,146[a]	71,521
Banco Santander, ADR	121,001	1,004,308	Nomura Holdings, ADR	12,857	59,014
Bank of Yokohama, ADR	20,208	385,771	ORIX, ADR	10,179	492,358
Barclays, ADR	63,844	994,051	Prudential, ADR	45,750	1,041,270
BNP Paribas, ADR	43,261	1,056,434	Shinsei Bank, ADR	57,546	147,318
British Land, ADR	12,476	93,944	Shizuoka Bank, ADR	3,560	363,301
Capitaland, ADR	32,796	163,652	Sino Land, ADR	41,641	367,274
Cheung Kong Holdings, ADR	36,243	526,248	Social Generale, ADR	89,445	572,448
City Developments, ADR	87,591	780,436	Sumitomo Mitsui
Commerzbank, ADR	37,925	95,950	Financial Group, ADR	48,296	327,930
Commonwealth Bank of			Sumitomo Mitsui Trust Holdings, ADR	45,240	154,721
Australia, ADR	13,623[b]	2,182,677	Sun Hung Kai Properties, ADR	44,037	672,005
Credit Agricole, ADR	22,091	69,366	Tokio Marine Holdings, ADR	19,055	525,156
Credit Suisse Group, ADR	26,774	718,079	Tokyu Land, ADR	4,001	194,649
Daiwa House Industry, ADR	3,061	396,002	UBS	99,051[a]	1,389,686
Daiwa Securities Group, ADR	79,590	331,890	United Overseas Bank, ADR	24,700	710,619
Danske Bank, ADR	27,008	238,751	Westfield Group, ADR	28,114	527,700
Deutsche Bank	23,883	1,116,291	Westpac Banking, ADR	13,023	1,451,934
Erste Group Bank, ADR	4,433	55,811	Zurich Financial Services, ADR	49,197[a]	1,244,684
Hachijuni Bank, ADR	2,799	164,049			36,221,737
Hang Seng Bank, ADR	32,669	452,792	Health Care—8.9%
HSBC Holdings, ADR	54,878	2,437,681	AstraZeneca, ADR	16,212	727,757

The Funds	71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Industrial (continued)
Bayer, ADR	21,980	1,625,311	Metso, ADR	18,812	894,417
Cie Generale d’Opitique Essilor			Mitsubishi, ADR	10,957	539,961
International, ADR	15,084	601,475	Mitsui & Co., ADR	1,811	622,984
Eisai, ADR	20,123	816,189	MTR, ADR	10,662	379,425
Elan, ADR	21,218[a]	265,225	Neptune Orient Lines, ADR	105,500	451,540
Fresenius Medical Care & Co., ADR	6,175	434,226	Nidec, ADR	22,281	522,712
GlaxoSmithKline, ADR	40,599	1,798,942	Nippon Yusen, ADR	60,373	357,408
Novartis, ADR	37,887	2,065,220	NSK, ADR	36,210	575,377
Novo Nordisk, ADR	10,115	1,419,438	Orkla, ADR	26,607	221,902
Olympus, ADR	13,140	225,351	Rolls-Royce Holdings, ADR	12,397	802,272
Roche Holding, ADR	59,516	2,593,707	Ryanair Holdings, ADR	4,860[a]	162,907
Sanofi, ADR	36,439	1,349,336	Sandvik, ADR	48,276	740,071
Smith & Nephew, ADR	3,193	156,521	Secom, ADR	37,120	440,986
Teva Pharmaceutical Industries, ADR	15,900	712,479	Siemens, ADR	2,911	290,256
		14,791,177	SKF, ADR	33,190	840,039
Industrial—11.9%			Sumitomo, ADR	28,536	422,904
ABB, ADR	4,472[a]	91,631	Swire Pacific, Cl. A, ADR	29,906	336,443
All Nippon Airways, ADR	79,722	490,506	TNT Express, ADR	32,167	403,696
Asahi Glass, ADR	51,076	456,109	Toppan Printing, ADR	7,981	315,040
Atlas Copco, Cl. A, ADR	19,047	495,412	TOTO, ADR	4,089	309,885
Atlas Copco, Cl. B, ADR	41,120	948,638	Vestas Wind Systems, ADR	708[a]	2,407
Bae Systems, ADR	121	2,414	Volvo, ADR	39,152	568,487
Dai Nippon Printing, ADR	30,828	318,916			19,765,005
Deutsche Lufthansa, ADR	34,416	476,317	Information Technology—4.9%
European Aeronautic			Advantest, ADR	17,445	247,719
Defence and Space, ADR	16,993	616,506	Alcatel-Lucent, ADR	87,481[a]	216,078
Experian, ADR	32,340	486,717	Canon, ADR	21,097	956,538
Hutchison Whampoa, ADR	23,325	458,803	Computershare, ADR	47,642	404,004
International Consolidated			Dassault Systemes, ADR	5,935	494,207
Airlines Group, ADR	22,962[a]	298,047
			Fujifilm Holdings, ADR	16,819	426,193
Invensys, ADR	88,290	298,420
			Fujitsu, ADR	13,602	370,110
ITOCHU, ADR	29,705	677,571
			Hitachi, ADR	11,435	666,317
Kajima, ADR	12,417	383,064
			Kyocera, ADR	4,712	421,724
Kawasaki Heavy Industries, ADR	38,754	495,664
			Mitsubishi Electric, ADR	34,575	629,611
Keppel, ADR	33,187	578,449
			NICE Systems, ADR	1,600[a]	54,704
Komatsu, ADR	31,788	948,236
			Nokia, ADR	68,314	361,381
Kubota, ADR	13,271	651,739
			Omron, ADR	21,660	481,690
Marubeni, ADR	5,423	390,727

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology (continued)			Materials (continued)
Ricoh, ADR	4,031	185,869	Teijin, ADR	11,424	385,446
Sage Group, ADR	12,887	255,227	Toray Industries, ADR	8,528	604,209
SAP, ADR	16,712	1,129,898	UPM-Kymmene, ADR	20,872	286,781
TDK, ADR	8,571	451,777			17,792,876
Telefonaktiebolaget LM			Telecommunications—5.0%
Ericsson, ADR	4,804	47,944	BT Group, ADR	20,903	713,628
Trend Micro, ADR	12,337	363,325	Chorus, ADR	1[a]	14
		8,164,316	Deutsche Telekom, ADR	61,534	722,409
Materials—10.8%			France Telecom, ADR	26,902	412,139
Air Liquide, ADR	35,238	914,602	Hellenic Telecommunications
Akzo Nobel, ADR	14,115	268,608	Organization, ADR	7,159	11,812
Alumina, ADR	8,220	47,347	Koninklijke KPN, ADR	40,229	438,496
Amcor, ADR	26,296	798,347	Nippon Telegraph & Telephone, ADR	4,682	110,308
Anglo American, ADR	62,994	1,332,323	NTT DOCOMO, ADR	16,465	281,387
ArcelorMittal (NY Shares)	4,455	94,001	Portugal Telecom, ADR	17,340	90,168
Asahi Kasei, ADR	17,985	228,050	Singapore Telecommunications, ADR	23,960	604,511
BASF, ADR	17,596	1,546,424	Swisscom, ADR	7,236	288,716
BHP Billiton Ltd., ADR	10,004	768,507	Telecom Corp of New Zealand, ADR	22,228	198,718
BHP Billiton PLC, ADR	27,634	1,790,960	Telecom Italia, ADR	34,666	382,542
Boral, ADR	24,621	468,190	Telefonica, ADR	68,428	1,169,435
James Hardie Industries, ADR	15,724	621,570	Telenor, ADR	6,496	359,034
Johnson Matthey, ADR	6,130	452,088	Telstra, ADR	21,248	376,090
Kobe Steel, ADR	52,450	453,693	Vodafone Group, ADR	80,824	2,189,522
Koninklijke DSM, ADR	4,946	68,502			8,348,929
Lafarge, ADR	13,770	160,558	Utilities—4.4%
Newcrest Mining, ADR	14,039	490,944	Centrica, ADR	42,640	824,018
Nippon Steel, ADR	21,965	635,015	CLP Holdings, ADR	33,613	294,786
Nisshin Steel, ADR	6,880	238,003	E.ON, ADR	49,994	1,144,863
Nitto Denko, ADR	13,310	550,235	Enel, ADR	106,707	424,694
Norsk Hydro, ADR	40,233	238,984	Energias de Portugal, ADR	11,130	324,439
OJI Paper, ADR	848	42,327	GDF Suez, ADR	23,536	608,170
Rexam, ADR	5,636	184,974	Hong Kong & China Gas, ADR	266,559	666,398
Rio Tinto, ADR	38,400	2,186,112	Iberdrola, ADR	45,323	1,071,662
Stora Enso, ADR	19,434	145,561	International Power, ADR	3,394	185,855
Sumitomo Metal Industries, ADR	21,929	458,755	National Grid, ADR	4,708	241,003
Svenska Cellulosa, ADR	32,219	574,143	RWE, ADR	15,630	709,758
Syngenta, ADR	11,595[a]	757,617	SSE, ADR	26,482	550,031

The Funds	73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—.8%	Shares	Value ($)
Utilities (continued)				Registered
United Utilities Group, ADR	14,047		274,338	Investment Company;
Veolia Environnement, ADR	3,027		36,718	Dreyfus
			7,356,733	Institutional
				Preferred Plus
Total Common Stocks				Money Market Fund
(cost $208,424,399)			163,432,943	(cost $1,296,943)	1,296,943[d]	1,296,943

	Principal			Total Investments
Short-Term Investments—.1%	Amount ($)		Value ($)	(cost $209,876,320)	99.6%	164,884,858
U.S. Treasury Bills;
				Cash and Receivables (Net)	.4%	618,923
0.06%, 5/24/12
(cost $154,978)	155,000	[c]	154,972	Net Assets	100.0%	165,503,781

ADR—American Depository Receipts

a Non-income producing security.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2012, this security was valued at $2,182,677 or 1.3% of net assets.
c Held by a broker as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	22.0	Health Care	8.9
Industrial	11.9	Telecommunications	5.0
Consumer Discretionary	11.0	Information Technology	4.9
Materials	10.8	Utilities	4.4
Consumer Staples	10.7	Short-Term/Money Market Investments	.9
Energy	9.1		99.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

February 29, 2012 (Unaudited)

				Unrealized
		Market Value		Appreciation
BNY Mellon	Number of	Covered by		(Depreciation)
International Appreciation Fund	Contracts	Contracts ($)	Expiration	at 2/29/2012($)
Financial Futures Long
ASX SPI 200 Index	2	229,934	March 2012	1,490
Euro STOXX 50	18	601,934	March 2012	(36)
FTSE 100 Index	5	465,573	March 2012	1,081
TOPIX	5	512,671	March 2012	24,465
Gross Unrealized Appreciation				27,036
Gross Unrealized Depreciation				(36)

See notes to financial statements.

The Funds	75

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon International Equity Income Fund
Common Stocks—93.5%	Shares	Value ($)		Shares	Value ($)
Australia—12.4%			France—5.8%
Australia & New Zealand			Credit Agricole	16,850	107,914
Banking Group	23,800	560,261	France Telecom	42,600	650,141
Bendigo and Adelaide Bank	11,500	95,336	GDF Suez	3,450	89,493
Commonwealth			Natixis	95,700	345,911
Bank of Australia	15,300	811,075	Neopost	4,700	321,607
Metcash	26,600	120,956	Peugeot	12,550	251,558
National Australia Bank	36,600	929,091	Total	21,950	1,227,958
OneSteel	153,200	174,158	Vivendi	4,700	100,941
QBE Insurance Group	15,300	191,160			3,095,523
Tatts Group	610,800	1,559,032	Germany—4.3%
Telstra	296,600	1,049,698	Deutsche Lufthansa	8,100	112,449
Westpac Banking	52,100	1,167,786	Deutsche Post	4,700	82,562
		6,658,553	Deutsche Telekom	21,400	249,759
Brazil—2.8%			E.ON	26,950	619,910
Cielo	27,500	983,258	Muenchener Rueckversicherungs	3,450	503,081
Light	31,000	491,018	RWE	15,900	724,480
		1,474,276			2,292,241
Canada—.8%			Hong Kong—1.8%
Enerplus	15,300	370,187	Cathay Pacific Airways	267,000	530,131
Pengrowth Energy	8,100	82,600	Hang Seng Bank	28,200	394,848
		452,787	Shougang Fushan Resources Group	140,000	60,107
China—5.1%					985,086
Anta Sports Products	81,000	90,021	Israel—2.4%
Bank of China, Cl. H	488,000	212,661	Bezeq Israeli Telecommunication	178,100	294,400
China Molybdenum, Cl. H	1,406,000[a]	717,846	Cellcom Israel	23,800	322,789
China Zhongwang Holdings	718,200	315,755	Israel Chemicals	61,600	653,309
Guangzhou R&F Properties, Cl. H	673,000	888,518			1,270,498
Jiangsu Expressway, Cl. H	33,300	34,991	Italy—1.7%
PetroChina, Cl. H	80,800	122,301	Enel	15,300	61,397
Zhejiang Expressway, Cl. H	491,000	372,862	Mediaset	291,600	864,023
		2,754,955			925,420
Czech Republic—1.9%			Japan—5.5%
Telefonica Czech Republic	47,100	1,024,497	Dai Nippon Printing	40,300	414,948
Finland—2.1%			Mizuho Financial Group	374,300	626,212
Nokia	78,550	412,330	NKSJ Holdings	40,400	947,255
Sanoma	56,150	734,249	Ricoh	43,400	398,817
		1,146,579

BNY Mellon International Equity Income Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Japan (continued)			Switzerland—.5%
Sumitomo Chemical	40,300	174,506	Transocean	4,700	250,507
TonenGeneral Sekiyu	40,300	372,808	Taiwan—5.1%
		2,934,546	Acer	173,000	264,832
Netherlands—2.3%			Compal Electronics	80,000	94,707
Corio	13,200	634,341	Farglory Land Development	38,000	80,923
Koninklijke KPN	41,100	445,454	Formosa Chemicals & Fibre	173,000	541,434
Koninklijke Philips Electronics	4,700	98,655	Formosa Plastics	56,000	175,262
STMicroelectronics	8,100	60,444	Highwealth Construction	485,000	907,436
		1,238,894	Nan Ya Plastics	103,000	252,980
New Zealand—1.4%			U-Ming Marine Transport	249,000	433,692
Telecom Corporation of New Zealand	430,200	768,221			2,751,266
Norway—1.5%			Thailand—.6%
SeaDrill	18,700	775,180	Advanced Info Service	64,500	340,988
Poland—1.6%			Turkey—.5%
KGHM Polska Miedz	18,200	865,310	Tupras Turkiye Petrol Rafinerileri	4,700	116,069
Portugal—.7%			Turk Telekomunikasyon	33,900	145,344
Portugal Telecom	76,900	397,624			261,413
Singapore—2.3%			United Kingdom—17.9%
Ascendas Real Estate			BAE Systems	145,800	725,312
Investment Trust	442,000	728,037	BP	47,300	370,526
StarHub	213,000	500,716	British American Tobacco	24,424	1,234,450
		1,228,753	GlaxoSmithKline	23,800	525,161
South Africa—3.9%			HSBC Holdings	36,600	323,332
Growthpoint Properties	31,100	85,078	ICAP	39,200	239,972
Kumba Iron Ore	26,600	2,021,075	Man Group	329,300	685,758
		2,106,153	Marks & Spencer Group	8,100	46,777
Spain—2.5%			National Grid	55,400	565,387
ACS Actividades de			Resolution	114,300	489,145
Construccion y Servicios	4,700	139,858	Royal Dutch Shell, Cl. A	15,300	556,547
Banco Santander	26,600	220,680	Royal Dutch Shell, Cl. B	8,100	300,184
Telefonica	57,000	972,808	RSA Insurance Group	939,200	1,633,118
		1,333,346	SSE	23,800	488,434
Sweden—.9%			Standard Life	186,500	689,829
Hennes & Mauritz, Cl. B	4,700	168,912	Tui Travel	147,300	463,989
Ratos, Cl. B	13,200	170,965	Vodafone Group	90,000	242,475
Skanska, Cl. B	8,100	147,756			9,580,396
		487,633

The Funds	77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Preferred Stocks (continued)	Shares	Value ($)
United States—5.2%			Germany (continued)
iShares MSCI EAFE Index Fund	44,000	2,405,040	RWE	20,500	861,700
Vanguard MSCI EAFE ETF	12,000	407,160			1,259,294
		2,812,200	Total Preferred Stocks
Total Common Stocks			(cost $2,084,331)		2,311,175
(cost $47,516,205)		50,212,845
			Other Investment—2.7%
Preferred Stocks—4.3%			Registered Investment Company;
Brazil—2.0%			Dreyfus Institutional Preferred
AES Tiete	45,700	677,283	Plus Money Market Fund
Eletropaulo Metropolitana			(cost $1,431,517)	1,431,517 [b]	1,431,517
Eletricidade de Sao Paulo	17,400	374,598	Total Investments (cost $51,032,053)	100.5%	53,955,537
		1,051,881
			Liabilities, Less Cash and Receivables	(.5%)	(263,754)
Germany—2.3%
ProSiebenSat.1 Media	15,300	397,594	Net Assets	100.0%	53,691,783

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	27.3	Exchange Traded Funds	5.2
Telecommunications	14.0	Information Technology	4.7
Materials	11.1	Money Market Investment	2.7
Utilities	9.3	Consumer Staples	2.5
Consumer Discretionary	8.5	Health Care	1.0
Energy	8.5
Industrial	5.7		100.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon Asset Allocation Fund
	Coupon	Maturity	Principal
Bonds and Notes—17.6%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./Auto Receivables—.3%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	300,000	304,654
Americredit Automobile Receivables Trust, Ser. 2011-3, Cl. A3	1.17	1/8/16	485,000	486,680
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	360,000	363,982
				1,155,316
Commercial Mortgage Pass-Through Ctfs.—.4%
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	38,961[a]	38,953
GMAC Commercial Mortgage Securities, Ser. 2001-C2, Cl. B	6.79	4/15/34	380,000	379,971
JP Morgan Chase Commercial
Mortgage Securities, Ser. 2004-C1, Cl. A2	4.30	1/15/38	16,397	16,728
UBS-Citigroup Commercial Mortgage Trust, Ser. 2011-C1, Cl. A2	2.80	1/10/45	850,000	883,704
WF-RBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	80,000	82,888
				1,402,244
Consumer Discretionary—.6%
Comcast, Gtd. Notes	5.90	3/15/16	485,000	564,590
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	440,000	498,691
News America, Gtd. Notes	6.15	3/1/37	135,000	156,223
Time Warner Cable, Gtd. Notes	4.13	2/15/21	565,000	600,749
Time Warner, Gtd. Notes	4.00	1/15/22	350,000	372,228
				2,192,481
Consumer Staples—.3%
Kraft Foods, Sr. Unscd. Notes	5.38	2/10/20	495,000	578,099
Pepsico, Sr. Unscd. Notes	4.50	1/15/20	375,000	432,495
Pernod-Ricard, Sr. Unscd. Notes	4.45	1/15/22	290,000[b]	302,893
				1,313,487
Energy—.2%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	400,000	434,120
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	335,000	361,840
				795,960
Entertainment & Gaming—.1%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	248,000[b]	230,801
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	211,000[b]	196,367
				427,168
Financial—2.8%
American International Group, Sr. Unscd. Notes	4.25	9/15/14	520,000	538,905
Bank of America, Sub. Notes	5.49	3/15/19	970,000	956,007
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	505,000	544,284
BBVA US Senior, Gtd. Notes	3.25	5/16/14	370,000	364,387
Bear Stearns, Sub. Notes	5.55	1/22/17	395,000	431,209
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	420,000	495,611
Boston Properties, Sr. Unscd Notes	4.13	5/15/21	360,000	381,995
Citigroup, Sub. Notes	5.00	9/15/14	415,000	432,293

The Funds	79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	195,000	218,704
Cooperatieve Centrale
Raiffeisen-Boerenleenbank, Bank Gtd. Notes	5.25	5/24/41	330,000	350,106
General Electric Capital, Sub. Notes	5.30	2/11/21	540,000	596,036
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	445,000	447,294
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	582,000	623,880
Jefferies Group, Sr. Unscd. Notes	5.13	4/13/18	350,000	330,750
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	305,000	329,400
Lloyds TSB Bank, Bank Gtd. Notes	6.38	1/21/21	495,000	539,135
MetLife, Sr. Unscd. Notes	7.72	2/15/19	345,000	440,058
Morgan Stanley, Sub. Notes	4.75	4/1/14	590,000	597,223
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	465,000	488,779
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	395,000	430,676
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	505,000	524,575
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	450,000	530,517
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	335,000	356,347
				10,948,171
Foreign/Governmental—.2%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	315,000	364,613
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	185,000	211,640
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	330,000	369,490
				945,743
Health Care—.2%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	300,000	336,985
Thermo Fisher Scientific, Sr. Unscd. Notes	2.25	8/15/16	280,000	291,080
				628,065
Industrial—.3%
Seminole Indian Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	670,000[b]	672,682
Seminole Indian Tribe of Florida, Notes	7.75	10/1/17	105,000[b]	114,450
Tyco International Finance, Gtd. Notes	3.38	10/15/15	535,000	561,547
				1,348,679
Information Technology—.2%
Hewlett-Packard, Sr. Unscd. Notes	3.30	12/9/16	150,000	158,811
Oracle, Sr. Unscd. Notes	5.75	4/15/18	520,000	638,350
				797,161
Materials—.1%
CRH America, Gtd. Notes	5.30	10/15/13	405,000	425,244
Municipal Bonds—1.1%
California, GO (Build America Bonds)	7.30	10/1/39	575,000	741,698
Chicago, GO	7.78	1/1/35	340,000	440,290
Illinois, GO	4.42	1/1/15	440,000	464,125

BNY Mellon Asset Allocation Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Municipal Bonds (continued)
Los Angeles Community College District, GO (Build America Bonds)	6.75	8/1/49	655,000	907,398
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	320,000	357,539
New Jersey Turnpike Authority,
Turnpike Revenue (Build America Bonds)	7.10	1/1/41	435,000	612,284
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	320,000	367,277
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	415,000	420,905
				4,311,516
Telecommunications—.5%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	450,000	505,845
Rogers Communications, Gtd. Notes	6.38	3/1/14	380,000	420,712
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	305,000	301,625
Telefonica Emisiones, Gtd. Notes	5.88	7/15/19	190,000	198,336
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	550,000	653,983
				2,080,501
U.S. Government Agencies—.1%
Federal Home Loan Banks, Bonds	3.63	10/18/13	470,000	495,031
U.S. Government Agencies/Mortgage-Backed—6.0%
Federal Home Loan Mortgage Corp.:
3.00%			975,000[c,d]	1,010,344
4.00%, 11/1/40—1/1/41			909,713[c]	956,194
4.50%, 12/1/40—11/1/41			1,827,301[c]	1,957,683
5.00%, 6/1/28—7/1/40			1,621,731[c]	1,748,798
5.50%, 12/1/37—12/1/38			1,232,436[c]	1,343,015
Federal National Mortgage Association:
3.50%			770,000[c,d]	795,988
3.31%, 4/1/41			658,805[a,c]	689,366
3.32%, 10/1/40			984,459[a,c]	1,028,259
3.50%, 1/1/26—12/1/41			2,525,949[c]	2,647,530
4.00%, 9/1/24—2/1/42			2,851,319[c]	3,025,577
4.50%, 6/1/23—4/1/41			2,995,852[c]	3,227,274
5.00%, 12/1/21—2/1/41			1,763,030[c]	1,921,522
5.50%, 2/1/38—3/1/38			1,393,489[c]	1,532,029
6.00%, 4/1/33—12/1/37			1,344,200[c]	1,489,449
6.50%, 10/1/36			120,596[c]	136,558
				23,509,586
U.S. Government Securities—4.0%
U.S. Treasury Inflation Protected Securities:
Bonds, 2.38%, 1/15/27			727,441[e,f]	958,233
Notes, 0.63%, 7/15/21			595,809[e,f]	655,251
Notes, 1.38%, 7/15/18			575,636[e,f]	666,343
Notes, 1.38%, 1/15/20			485,311[e]	565,388
Notes, 2.38%, 1/15/17			727,441[e,f]	860,597

The Funds	81

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes:
0.25%, 1/15/15			760,000[f]	756,616
0.50%, 10/15/13			1,350,000[f]	1,355,115
0.75%, 9/15/13			500,000	503,731
0.75%, 12/15/13			470,000[f]	473,874
0.75%, 6/15/14			1,235,000[f]	1,246,482
1.00%, 1/15/14			560,000[f]	567,350
1.25%, 2/15/14			560,000[f]	570,347
1.25%, 3/15/14			1,735,000[f]	1,768,210
1.38%, 2/28/19			970,000	968,788
1.50%, 6/30/16			390,000[f]	402,767
1.50%, 7/31/16			695,000[f]	717,642
1.75%, 7/31/15			750,000[f]	781,055
2.00%, 11/15/21			395,000[f]	397,037
2.00%, 2/15/22			335,000[f]	335,733
2.13%, 8/15/21			205,000[f]	209,132
2.25%, 7/31/18			180,000	191,180
4.25%, 11/15/13			715,000[f]	763,235
				15,714,106
Utilities—.2%
Boston Gas, Sr. Unscd. Notes	4.49	2/15/42	250,000[b]	254,981
Hydro-Quebec, Gtd. Notes	2.00	6/30/16	280,000	288,802
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	315,000	357,258
				901,041
Total Bonds and Notes
(cost $65,301,533)				69,391,500

Common Stocks—22.1%			Shares	Value ($)
Consumer Discretionary—2.0%
Amazon.com			4,460[g]	801,417
Autoliv			10,100	672,660
Carnival			12,680	384,077
CBS, Cl. B			29,130	870,987
DIRECTV, Cl. A			17,830[g]	825,886
McDonald’s			10,350	1,027,548
Melco Crown Entertainment, ADR			39,810[f,g]	502,800
Michael Kors Holdings			11,960	517,270
News, Cl. A			47,240	938,659
PVH			6,800	578,068
Target			11,560	655,336
				7,774,708
Consumer Staples—1.8%
Coca-Cola Enterprises			24,230	700,247
Lorillard			6,250	819,250
PepsiCo			24,130	1,518,742

BNY Mellon Asset Allocation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Consumer Staples (continued)			Health Care (continued)
Philip Morris International	17,450	1,457,424	McKesson	8,530	712,340
Post Holdings	4,870[g]	151,652	Pfizer	75,490	1,592,839
Ralcorp Holdings	9,740[g]	726,604	Sanofi, ADR	37,380	1,384,181
Unilever, ADR	54,460[f]	1,768,316	St. Jude Medical	13,370	563,144
		7,142,235	Zimmer Holdings	13,180	800,685
Energy—1.8%					8,215,738
Anadarko Petroleum	10,850	912,702	Industrial—1.8%
Apache	5,940	641,104	Caterpillar	8,980	1,025,606
Chevron	15,630	1,705,546	Cummins	7,690	927,183
ENSCO, ADR	13,210	770,143	Danaher	10,730	566,866
EOG Resources	4,550	518,063	Eaton	8,360	436,308
National Oilwell Varco	17,170	1,417,040	FedEx	8,490	764,015
Occidental Petroleum	6,790	708,672	General Electric	97,320	1,853,946
TransCanada	14,300	628,914	Robert Half International	17,430	495,535
		7,302,184	Thomas & Betts	7,550[g]	545,337
Exchange Traded Funds—.7%			Tyco International	9,842	510,012
Standard & Poor’s Depository					7,124,808
Receipts S&P 500 ETF Trust	19,260	2,639,005	Information Technology—3.3%
Financial—8.0%			Alliance Data Systems	3,350[g]	406,556
Affiliated Managers Group	6,009[g]	639,298	Apple	7,420[g]	4,024,905
American Express	16,190	856,289	Cognizant Technology Solutions, Cl. A	10,820[g]	767,679
Ameriprise Financial	11,590	646,258	Electronic Arts	27,810[g]	454,137
ASG Global Alternatives Fund, Cl. Y	780,248[g]	8,457,885	EMC	37,560[g]	1,040,036
Bank of America	50,200	400,094	Informatica	11,650[g]	572,714
Capital One Financial	10,880	550,528	International Business Machines	5,310	1,044,636
CBRE Group, Cl. A	18,580[g]	340,571	Intuit	12,460	720,686
Chubb	6,660	452,614	NetApp	17,950[g]	771,850
Citigroup	24,866	828,535	Oracle	32,750	958,593
Discover Financial Services	14,240	427,342	QUALCOMM	18,520	1,151,574
Guggenheim Managed Futures			Teradata	10,465[g]	696,446
Strategy Fund, Cl. Y	316,430[g]	7,331,684	VMware, Cl. A	5,162[g]	510,470
IntercontinentalExchange	4,840[g]	667,726			13,120,282
JPMorgan Chase & Co.	15,082	591,818	Telecommunication Services—.4%
Lincoln National	24,530	609,325	AT&T	55,997	1,712,948
T. Rowe Price Group	11,570	712,596	Utilities—.2%
TCW Emerging Markets Income Fund	725,519	6,355,543	NextEra Energy	11,990	713,525
Wells Fargo & Co.	59,600	1,864,884	Total Common Stocks
		31,732,990	(cost $73,925,315)		87,478,423
Health Care—2.1%
Allscripts Healthcare Solutions	25,290[g]	488,603	Other Investment—61.1%
Baxter International	12,030	699,304	Registered Investment Companies:
Cigna	20,090	886,170	BNY Mellon Emerging
Covidien	20,832	1,088,472	Markets Fund, Cl. M	3,799,782[h]	40,011,704

The Funds	83

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)

Other Investment (continued)	Shares		Value ($)		Shares		Value ($)
Registered Investment				Registered Investment
Companies (continued):				Companies (continued):
BNY Mellon Focused Equity				Dreyfus Select Managers
Opportunities Fund, Cl. M	1,975,762	[h]	25,566,354	Small Cap Growth Fund, Cl. I	417,876	[g,h]	7,672,203
BNY Mellon Intermediate				Dreyfus Select Managers
Bond Fund, Cl. M	1,022,425	[h]	13,444,894	Small Cap Value Fund, Cl. I	515,892	[h]	9,863,862
BNY Mellon International				Dreyfus U.S. Equity Fund, Cl. I	1,274,423	[h]	19,282,020
Fund, Cl. M	1,104,005	[h]	10,797,168	Dreyfus/Newton International
BNY Mellon Mid Cap Stock				Equity Fund, Cl. I	274,347	[h]	4,455,403
Fund, Cl. M	1,565,056	[h]	18,749,371	Global Stock Fund, Cl. I	1,563,684	[h]	22,892,332
BNY Mellon Short-Term U.S.				Total Other Investment
Government Securities Fund, Cl. M	587,063	[h]	7,185,648	(cost $222,013,838)			241,443,688
BNY Mellon Small/Mid Cap
Fund, Cl. M	649,291	[h]	8,771,925	Investment of Cash Collateral
BNY Mellon U.S. Core				for Securities Loaned—.4%
Equity 130/30 Fund, Cl. M	1,024,670	[h]	12,039,878	Registered Investment Company;
Dreyfus Emerging Markets Debt				Dreyfus Institutional Cash
Local Currency Fund, Cl. I	296,107	[h]	4,308,354	Advantage Fund
Dreyfus Global Real Estate				(cost $1,742,867)	1,742,867	[i]	1,742,867
Securities Fund, Cl. I	1,019,677	[h]	7,647,577
				Total Investments
Dreyfus High Yield Fund, Cl. I	1,536,007	[h]	9,937,967
				(cost $362,983,553)	101.2%		400,056,478
Dreyfus Inflation Adjusted
Securities Fund	791,397	[h]	11,150,790	Liabilities, Less Cash and Receivables	(1.2%)		(4,895,805)
Dreyfus Institutional Preferred				Net Assets	100.0%		395,160,673
Plus Money Market Fund	7,666,238	i	7,666,238

ADR—American Depository Receipts

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2012, these securities were valued at $1,772,174 or .4% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
[d] Purchased on a forward commitment basis.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Security, or portion thereof, on loan.At February 29, 2012, the value of the fund’s securities on loan $15,011,754 and the value of the collateral held by the fund was
$15,415,527, consisting of cash collateral of $1,742,867 and U.S Government & Agency securities valued at $13,672,660.
g Non-income producing security.
[h] Investment in affiliated mutual fund.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	36.4	Municipal Bonds	1.1
Mutual Funds: Foreign	22.8	Asset/Mortgage-Backed	.7
Common Stocks	21.4	Exchange Traded Funds	.7
U.S. Government & Agencies	10.1	Foreign/Governmental	.2
Corporate Bonds	5.5
Money Market Investments	2.3		101.2

† Based on net assets.
See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2012 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,057,539,766	115,622,290	89,324,217	424,619,241	1,314,841,637
Affiliated issuers	16,860,296	19,509,139	10,795,885	28,218,673	35,421,841
Cash	—	268,500	205,074	1,170,708	966,090
Dividends and securities
lending income receivable	2,289,915	—	—	1,406,207	854,637
Receivable for shares of
Beneficial Interest subscribed	50,700	247,150	194,691	896,783	1,014,530
Dividends receivable	—	161,908	153,333	—	—
Receivable for investment securities sold	—	—	—	—	32,585,217
Prepaid expenses	16,815	9,952	9,723	12,336	24,037
	1,076,757,492	135,818,939	100,682,923	456,323,948	1,385,707,989
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	581,130	78,538	75,648	222,448	826,963
Due to Administrator—Note 4(a)	103,357	11,443	8,700	40,978	128,815
Cash overdraft due to Custodian	1,120,786	—	—	—	—
Payable for investment securities purchased	15,427,251	—	—	2,198,153	49,011,898
Payable for shares of
Beneficial Interest redeemed	804,174	5,060	61,942	397,434	574,864
Liability for securities on loan—Note 2(b)	516,777	—	—	17,871,925	24,930,381
Interest payable—Note 3	200	—	—	—	—
Outstanding options written, at value
(premiums received $116,213)—See
Statement of Options Written—Note 5	—	—	—	80,000	—
Accrued expenses	59,702	28,039	27,858	25,840	56,841
	18,613,377	123,080	174,148	20,836,778	75,529,762
Net Assets ($)	1,058,144,115	135,695,859	100,508,775	435,487,170	1,310,178,227

The Funds	85

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Composition of Net Assets ($):
Paid-in capital	844,722,368	126,393,598	90,657,815	408,016,391	1,139,826,187
Accumulated undistributed (distributions in
excess of) investment income—net	40,810	65,481	88,376	474,327	(4,004,791)
Accumulated net realized
gain (loss) on investments	(8,156,253)	(3,693,693)	(2,290,061)	(10,330,171)	(34,614,714)
Accumulated net unrealized appreciation
(depreciation) on investments	221,537,190	12,930,473	12,052,645	—	208,971,545
Accumulated net unrealized appreciation
(depreciation) on investments
and options transactions	—	—	—	37,326,623	—
Net Assets ($)	1,058,144,115	135,695,859	100,508,775	435,487,170	1,310,178,227
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,044,941,692	135,683,729	100,496,602	433,997,384	1,282,444,984
Shares Outstanding	116,861,564	11,289,702	8,208,544	62,740,247	107,057,157
Net Asset Value Per Share ($)	8.94	12.02	12.24	6.92	11.98
Investor Shares
Net Assets ($)	13,202,423	12,130	12,173	1,489,786	27,384,016
Shares Outstanding	1,475,603	1,000	1,000	213,644	2,308,605
Net Asset Value Per Share ($)	8.95	12.13	12.17	6.97	11.86
Dreyfus Premier Shares
Net Assets ($)	—	—	—	—	349,227
Shares Outstanding	—	—	—	—	31,685
Net Asset Value Per Share ($)	—	—	—	—	11.02
† Investments at cost ($):
Unaffiliated issuers	836,002,576	103,584,127	78,099,880	387,328,831	1,105,870,092
Affiliated issuers	16,860,296	18,616,829	9,967,577	28,218,673	35,421,841
††Value of securities on loan ($)	492,595	—	—	17,374,719	26,950,437

See notes to financial statements.

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30Fund	Opportunities Fund	Small/Mid Cap Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	313,483,168	362,077,190	450,232,513	508,994,671
Affiliated issuers	29,928,980	—	4,400,589	65,239,831
Cash	184,536	—	251,495	733,496
Dividends and securities lending income receivable	164,625	—	—	444,110
Receivable for shares of Beneficial Interest subscribed	4,678	25,834	265,235	727,711
Receivable from brokers for
proceeds on securities sold short	—	6,153,426	—	—
Receivable for investment securities sold	—	5,347,709	—	327,515
Dividends receivable	—	646,214	537,465	—
Prepaid expenses	13,417	12,096	16,805	16,747
	343,779,404	374,262,469	455,704,102	576,484,081
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	246,473	205,188	262,464	327,421
Due to Administrator—Note 4(a)	31,890	29,018	43,746	50,895
Cash overdraft due to Custodian	—	571,756	—	—
Liability for securities on loan—Note 2(b)	24,129,197	—	—	56,061,796
Payable for shares of Beneficial Interest redeemed	642,442	419,621	379,232	443,824
Securities sold short, at value
(proceeds $72,698,252)—See
Statement of Securities Sold Short	—	73,425,293	—	—
Payable for investment securities purchased	—	10,624,613	—	569,526
Dividends payable on securities sold short	—	185,161	—	—
Due to Broker	—	55,764	—	—
Interest payable—Note 3	—	2,771	—	—
Accrued expenses	36,544	24,092	30,159	43,766
	25,086,546	85,543,277	715,601	57,497,228
Net Assets ($)	318,692,858	288,719,192	454,988,501	518,986,853

The Funds	87

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30Fund	Opportunities Fund	Small/Mid Cap Fund
Composition of Net Assets ($):
Paid-in capital	381,435,820	311,710,541	402,759,628	489,061,508
Accumulated undistributed (distributions
in excess of) investment income—net	491,497	(3,107)	814,627	(5,200,021)
Accumulated net realized gain (loss) on investments	(95,993,336)	(73,375,566)	(21,077,845)	(31,890,169)
Accumulated net unrealized appreciation
(depreciation) on investments	32,758,877	—	72,492,091	67,015,535
Accumulated net unrealized appreciation
(depreciation) on investments and
securities sold short	—	50,387,324	—	—
Net Assets ($)	318,692,858	288,719,192	454,988,501	518,986,853
Net Asset Value Per Share
Class M Shares
Net Assets ($)	311,930,656	288,582,599	454,934,386	518,371,961
Shares Outstanding	27,204,855	24,564,147	35,156,298	38,378,124
Net Asset Value Per Share ($)	11.47	11.75	12.94	13.51
Investor Shares
Net Assets ($)	6,762,202	136,593	54,115	614,892
Shares Outstanding	605,967	11,672	4,186	45,668
Net Asset Value Per Share ($)	11.16	11.70	12.93	13.46
† Investments at cost ($):
Unaffiliated issuers	280,724,291	310,962,825	377,740,422	441,979,136
Affiliated issuers	29,928,980	—	4,400,589	65,239,831
††Value of securities on loan ($)	22,731,268	—	—	52,016,994

See notes to financial statements.

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	International	Asset Allocation
	Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	745,589,392	2,254,296,191	163,587,915	52,524,020	156,869,923
Affiliated issuers	11,410,208	73,395,522	1,296,943	1,431,517	243,186,555
Cash	221,042	7,246,301	14,101	971,700	59,370
Cash denominated in foreign currencies†††	1,674,491	9,139,103	—	687,566	—
Receivable for investment securities sold	3,327,172	6,696,389	70,685	—	1,858,853
Dividends receivable	2,815,206	3,049,371	518,745	159,274	—
Receivable for shares of
Beneficial Interest subscribed	37,690	2,421,260	—	1,257,500	551,250
Unrealized appreciation on forward foreign
currency exchange contracts—Note 5	1,242	41,152	7,042	3,548	—
Dividends, interest and securities
lending income receivable	—	—	—	—	735,250
Prepaid expenses and other assets	15,195	24,831	470,430	75,355	7,700
	765,091,638	2,356,310,120	165,965,861	57,110,480	403,268,901
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	674,470	2,952,134	75,184	22,569	66,987
Due to Administrator—Note 4(a)	74,533	220,370	16,152	4,114	12,836
Payable for investment securities purchased	1,181,997	27,684,654	33,809	3,364,309	5,914,175
Payable for shares of
Beneficial Interest redeemed	848,433	421,013	227,252	6,261	343,195
Unrealized depreciation on forward foreign
currency exchange contracts—Note 5	8,790	63,061	31,720	—	—
Payable for futures variation margin—Note 5	—	—	12,083	—	—
Liability for securities on loan—Note 2(b)	—	—	—	—	1,742,867
Accrued expenses	56,057	71,828	65,880	21,444	28,168
	2,844,280	31,413,060	462,080	3,418,697	8,108,228
Net Assets ($)	762,247,358	2,324,897,060	165,503,781	53,691,783	395,160,673

The Funds	89

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	International	Asset Allocation
	Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Composition of Net Assets ($):
Paid-in capital	1,462,331,872	2,309,681,260	241,313,625	50,687,201	358,520,322
Accumulated undistributed (distributions in
excess of) investment income—net	2,307,391	(3,752,811)	470,019	114,189	1,137,164
Accumulated net realized
gain (loss) on investments	(628,690,581)	(141,550,672)	(31,290,723)	(29,423)	(1,569,738)
Accumulated net unrealized appreciation
(depreciation) on investments and foreign
currency transactions (including $27,000
net unrealized appreciation on financial
futures for BNY Mellon International
Appreciation Fund)	(73,701,324)	160,519,283	(44,989,140)	2,919,816	—
Accumulated net unrealized appreciation
(depreciation) on investments	—	—	—	—	37,072,925
Net Assets ($)	762,247,358	2,324,897,060	165,503,781	53,691,783	395,160,673
Net Asset Value Per Share
Class M Shares
Net Assets ($)	757,473,339	2,302,060,536	161,047,133	53,680,672	389,677,312
Shares Outstanding	77,451,037	218,543,995	14,275,481	3,863,528	35,297,675
Net Asset Value Per Share ($)	9.78	10.53	11.28	13.89	11.04
Investor Shares
Net Assets ($)	4,774,019	22,836,524	4,456,648	11,111	5,483,361
Shares Outstanding	460,099	2,113,327	398,853	800	493,920
Net Asset Value Per Share ($)	10.38	10.81	11.17	13.89	11.10
† Investments at cost ($):
Unaffiliated issuers	819,282,990	2,093,979,612	208,579,377	49,600,536	139,226,848
Affiliated issuers	11,410,208	73,395,522	1,296,943	1,431,517	223,756,705
†† Value of securities on loan ($)	—	—	—	—	15,011,754
††† Cash denominated in foreign
currencies (cost) ($)	1,663,428	9,004,016	—	685,202	—

See notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended February 29, 2012 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Investment Income ($):
Income:
Cash dividends (net of $27,977 foreign
taxes withheld at source for
BNY Mellon Large Cap Stock Fund):
Unaffiliated issuers	8,872,816	709,724	677,865	5,979,510	5,484,775
Affiliated issuers	1,366	142,784	51,996	2,190	3,314
Income from securities lending—Note 2(b)	39,457	—	—	21,375	50,350
Total Income	8,913,639	852,508	729,861	6,003,075	5,538,439
Expenses:
Investment advisory fees—Note 4(a)	3,336,271	362,760	272,874	997,806	4,613,506
Administration fees—Note 4(a)	640,309	61,007	46,949	191,406	767,333
Trustees’ fees and expenses—Note 4(d)	53,343	4,767	2,250	11,250	37,680
Custodian fees—Note 4(c)	38,662	14,962	33,357	8,806	38,860
Shareholder servicing costs—Note 4(c)	15,681	116	36	1,588	35,911
Auditing fees	15,226	9,274	9,274	14,286	14,986
Registration fees	13,788	14,389	15,751	13,358	19,790
Legal fees	8,993	1,798	576	3,018	13,153
Interest expense—Note 3	7,727	—	—	—	647
Loan commitment fees—Note 3	6,380	703	574	2,174	7,484
Prospectus and shareholders’ reports	2,733	4,341	4,676	3,723	9,680
Distribution fees—Note 4(b)	—	—	—	—	1,410
Miscellaneous	14,604	7,981	7,496	9,563	13,963
Total Expenses	4,153,717	482,098	393,813	1,256,978	5,574,403
Less—reduction in fees due to
earnings credits—Note 4(c)	(1)	—	—	—	(24)
Net Expenses	4,153,716	482,098	393,813	1,256,978	5,574,379
Investment Income (loss)—Net	4,759,923	370,410	336,048	4,746,097	(35,940)
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	19,953,437	(1,460,403)	(1,272,024)	3,939,666	(40,229,778)
Affiliated issuers	—	(1,638,292)	(444,487)	—	—
Net realized gain (loss) on options transactions	—	—	—	71,468	—
Net Realized Gain (Loss)	19,953,437	(3,098,695)	(1,716,511)	4,011,134	(40,229,778)
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	74,127,495	11,884,021	9,625,875	31,334,344	141,532,956
Affiliated issuers	—	3,521,878	1,336,206	—	—
Net unrealized appreciation
(depreciation) on options transactions	—	—	—	114,176	—
Net Unrealized Appreciation (Depreciation)	74,127,495	15,405,899	10,962,081	31,448,520	141,532,956
Net Realized and Unrealized
Gain (Loss) on Investments	94,080,932	12,307,204	9,245,570	35,459,654	101,303,178
Net Increase in Net Assets
Resulting from Operations	98,840,855	12,677,614	9,581,618	40,205,751	101,267,238

See notes to financial statements.

The Funds	91

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30Fund	Opportunities Fund	Small/Mid Cap Fund
Investment Income ($):
Income:
Cash dividends (net of $2,069, $9,167, and $27,332
foreign taxes withheld at source for BNY Mellon
Small Cap Stock Fund, BNY Mellon U.S. Core Equity
130/30 Fund and BNY Mellon Small/Mid Cap
Fund, respectively):
Unaffiliated issuers	1,453,187	3,286,618	2,834,899	1,763,834
Affiliated issuers	1,203	309	834	3,617
Income from securities lending—Note 2(b)	179,259	—	818	1,856,399
Total Income	1,633,649	3,286,927	2,836,551	3,623,850
Expenses:
Investment advisory fees—Note 4(a)	1,342,068	1,240,845	1,442,281	1,834,837
Administration fees—Note 4(a)	196,967	193,517	257,015	305,183
Custodian fees—Note 4(c)	27,861	24,627	21,246	20,869
Auditing fees	14,764	13,674	15,539	14,093
Registration fees	14,323	16,681	18,391	17,837
Trustees’ fees and expenses—Note 4(d)	13,282	13,119	19,154	21,483
Shareholder servicing costs—Note 4(c)	9,505	775	299	535
Prospectus and shareholders’ reports	4,928	2,803	4,272	5,750
Legal fees	4,654	4,357	3,423	5,946
Loan commitment fees—Note 3	3,300	2,441	3,759	5,781
Interest expense—Note 3	1,360	8,308	2,221	205
Dividends on securities sold short	—	714,927	—	—
Interest on securities sold short	—	354,671	—	—
Miscellaneous	—	7,134	9,283	11,688
Total Expenses	1,633,012	2,597,879	1,796,883	2,244,207
Less—reduction in fees due to
earnings credits—Note 4(c)	(6)	—	—	—
Net Expenses	1,633,006	2,597,879	1,796,883	2,244,207
Investment Income—Net	643	689,048	1,039,668	1,379,643
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	(19,412,068)	(12,002,099)	(20,218,798)	(23,577,645)
Net realized gain (loss) on short sale transactions	—	(1,062,663)	—	—
Net realized gain (loss) on options transactions	—	—	(41,202)	—
Net Realized Gain (Loss)	(19,412,068)	(13,064,762)	(20,260,000)	(23,577,645)
Net unrealized appreciation
(depreciation) on investments	46,005,698	45,103,329	49,164,713	40,987,781
Net unrealized appreciation
(depreciation) on securities sold short	—	(6,650,110)	—	—
Net Unrealized Appreciation (Depreciation)	46,005,698	38,453,219	49,164,713	40,987,781
Net Realized and Unrealized
Gain (Loss) on Investments	26,593,630	25,388,457	28,904,713	17,410,136
Net Increase in Net Assets
Resulting from Operations	26,594,273	26,077,505	29,944,381	18,789,779

See notes to financial statements.

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund[a]	Fund
Investment Income ($):
Income:
Cash dividends (net of $569,744, $1,180,665,
$137,726, $4,142 and $1,604 foreign taxes
withheld at source for BNY Mellon International
Fund, BNY Mellon Emerging Markets Fund,
BNY Mellon International Appreciation Fund,
BNY Mellon International Equity Income Fund
and BNY Mellon Asset Allocation
Fund, respectively):
Unaffiliated issuers	8,109,238	15,253,384	2,137,533	177,708	705,276
Affiliated issuers	2,979	7,804	335	409	2,264,415
Interest	—	12,726	—	79	1,317,465
Income from securities lending—Note 2(b)	—	—	—	—	7,160
Total Income	8,112,217	15,273,914	2,137,868	178,196	4,294,316
Expenses:
Investment advisory fees—Note 4(a)	3,241,874	12,054,737	430,849	45,334	522,282
Administration fees—Note 4(a)	475,821	1,307,600	107,510	6,623	86,180
Custodian fees—Note 4(c)	157,687	1,209,962	36,369	7,500	14,857
Trustees’ fees and expenses—Note 4(d)	27,619	88,973	7,812	133	13,159
Registration fees	11,883	14,212	14,954	14,772	3,588
Auditing fees	11,109	18,217	17,024	22,460	16,135
Shareholder servicing costs—Note 4(c)	7,596	26,543	5,072	11	5,668
Interest expense—Note 3	7,423	22,289	339	—	—
Loan commitment fees—Note 3	4,284	15,345	1,226	—	1,603
Prospectus and shareholders’ reports	1,814	5,094	3,643	401	12,649
Legal fees	1,000	28,353	1,824	14,896	4,627
Miscellaneous	18,401	53,762	61,515	5,602	17,458
Total Expenses	3,966,511	14,845,087	688,137	117,732	698,206
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	—	(53,725)	(134,156)
Less—reduction in fees due to
earnings credits—Note 4(c)	(2)	(4)	(3)	—	—
Net Expenses	3,966,509	14,845,083	688,134	64,007	564,050
Investment Income—Net	4,145,708	428,831	1,449,734	114,189	3,730,266

The Funds	93

STATEMENTS OF OPERATIONS (Unaudited) (continued)

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund[a]	Fund

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments
and foreign currency transactions	(24,475,451)	(106,266,242)	(14,675,632)	(62,140)	—
Net realized gain (loss) on forward
foreign currency exchange contracts	178,732	(1,047,397)	(112,165)	32,717	—
Net realized gain (loss) on financial futures	—	—	63,964	—	—
Net realized gain (loss) on investments:
Unaffiliated issuers	—	—	—	—	6,934,698
Affiliated issuers	—	—	—	—	(10,518,358)
Capital gain distributions
from affiliated issuers	—	—	—	—	2,925,192
Net Realized Gain (Loss)	(24,296,719)	(107,313,639)	(14,723,833)	(29,423)	(658,468)
Net unrealized appreciation (depreciation)
on investments and foreign
currency transactions	24,981,696	156,994,176	16,390,249	2,916,268	—
Net unrealized appreciation (depreciation)
on forward foreign currency
exchange contracts	(6,811)	(50,646)	(44,559)	3,548	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	64,591	—	—
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	—	—	—	—	(1,857,668)
Affiliated issuers	—	—	—	—	20,440,744
Net Unrealized Appreciation (Depreciation)	24,974,885	156,943,530	16,410,281	2,919,816	18,583,076
Net Realized and Unrealized
Gain (Loss) on Investments	678,166	49,629,891	1,686,448	2,890,393	17,924,608
Net Increase in Net Assets
Resulting from Operations	4,823,874	50,058,722	3,136,182	3,004,582	21,654,874

a From December 15, 2011 (commencement of operations) to February 29, 2012.
See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended February 29, 2012 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(269,066,516)
Proceeds from sales of portfolio securities	343,575,433
Purchases from securities sold short	(13,147,733)
Net sale of short—term portfolio securities	786,000
Dividends received	3,615,262
Interest and dividends paid	(1,093,281)
Operating expenses paid	(301,227)
Paid to The Dreyfus Corporation	(1,268,212)	63,099,726
Cash Flows from Financing Activites ($):
Net Beneficial Interest transactions		(63,286,231)
Dividends paid		(1,699,019)
Cash at beginning of period		1,313,768
Cash at end of period		(571,756)
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		26,077,505
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(269,066,516)
Proceeds from sales of portfolio securities		343,575,433
Purchases from securities sold short		(13,147,733)
Net sale of short—term portfolio securities		786,000
Decrease in interest and dividends payable on
securities sold short and loan commitment fees		(12,934)
Decrease in accrued operating expenses		(33,613)
Increase in prepaid expenses		9,073
Decrease in Due from The Dreyfus Corporation		(27,367)
Net realized loss on investments		13,064,762
Net unrealized appreciation on investments		(38,453,219)
Increase in dividends and income receivable		328,335
Net Cash Used by Operating Activities		63,099,726

See notes to financial statements.

The Funds	95

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon Large Cap
	BNY Mellon Large Cap Stock Fund		Market Opportunities Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	4,759,923	12,919,768	370,410	152,877
Net realized gain (loss) on investments	19,953,437	163,670,036	(3,098,695)	(487,853)
Net unrealized appreciation (depreciation) on investments	74,127,495	21,118,761	15,405,899	(2,308,089)
Net Increase (Decrease) in Net Assets
Resulting from Operations	98,840,855	197,708,565	12,677,614	(2,643,065)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,797,711)	(13,063,004)	(385,166)	(75,193)
Investor Shares	(44,871)	(228,248)	—	(7)
Net realized gain on investments:
Class M Shares	—	—	—	(107,832)
Investor Shares	—	—	—	(26)
Total Dividends	(4,842,582)	(13,291,252)	(385,166)	(183,058)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	23,988,257	120,134,622	39,442,980	136,856,625
Investor Shares	4,443,127	39,843,670	292,630	—
Dividends reinvested:
Class M Shares	634,329	1,798,959	50,769	88,903
Investor Shares	36,980	211,866	—	—
Cost of shares redeemed:
Class M Shares	(165,584,357)	(386,382,886)	(34,109,072)	(21,197,774)
Investor Shares	(5,396,019)	(39,707,910)	(279,203)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(141,877,683)	(264,101,679)	5,398,104	115,747,754
Total Increase (Decrease) in Net Assets	(47,879,410)	(79,684,366)	17,690,552	112,921,631
Net Assets ($):
Beginning of Period	1,106,023,525	1,185,707,891	118,005,307	5,083,676
End of Period	1,058,144,115	1,106,023,525	135,695,859	118,005,307
Undistributed investment income—net	40,810	123,469	65,481	80,237
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,930,611	13,972,431	3,608,346	12,030,294
Shares issued for dividends reinvested	77,338	207,884	4,701	7,791
Shares redeemed	(20,383,878)	(44,593,462)	(3,052,778)	(1,844,101)
Net Increase (Decrease) in Shares Outstanding	(17,375,929)	(30,413,147)	560,269	10,193,984
Investor Shares
Shares sold	537,601	4,923,057	26,288	—
Shares issued for dividends reinvested	4,468	24,656	—	—
Shares redeemed	(660,405)	(4,397,230)	(26,288)	—
Net Increase (Decrease) in Shares Outstanding	(118,336)	550,483	—	—

See notes to financial statements.

	BNY Mellon Tax- Sensitive
	Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	336,048	253,540	4,746,097	3,063,131
Net realized gain (loss) on investments	(1,716,511)	(478,840)	4,011,134	12,878,401
Net unrealized appreciation (depreciation) on investments	10,962,081	1,375,784	31,448,520	741,798
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,581,618	1,150,484	40,205,751	16,683,330
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(415,070)	(89,598)	(4,340,253)	(3,079,872)
Investor Shares	—	(265)	(16,464)	(24,812)
Net realized gain on investments:
Class M Shares	—	(96,101)	—	—
Investor Shares	—	(405)	—	—
Total Dividends	(415,070)	(186,369)	(4,356,717)	(3,104,684)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	29,341,265	79,366,131	226,916,510	140,640,067
Investor Shares	19,269	145,000	656,865	346,200
Dividends reinvested:
Class M Shares	36,517	75,037	636,152	356,226
Investor Shares	—	—	15,402	22,150
Cost of shares redeemed:
Class M Shares	(13,372,473)	(15,412,029)	(34,063,570)	(40,276,849)
Investor Shares	(19,822)	(146,852)	(364,685)	(457,707)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	16,004,756	64,027,287	193,796,674	100,630,087
Total Increase (Decrease) in Net Assets	25,171,304	64,991,402	229,645,708	114,208,733
Net Assets ($):
Beginning of Period	75,337,471	10,346,069	205,841,462	91,632,729
End of Period	100,508,775	75,337,471	435,487,170	205,841,462
Undistributed investment income—net	88,376	167,398	474,327	84,947
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,627,542	7,002,957	35,297,709	22,303,229
Shares issued for dividends reinvested	3,314	6,519	99,034	54,463
Shares redeemed	(1,184,189)	(1,333,175)	(5,267,883)	(6,258,300)
Net Increase (Decrease) in Shares Outstanding	1,446,667	5,676,301	30,128,860	16,099,392
Investor Shares
Shares sold	1,783	14,244	98,332	53,075
Shares issued for dividends reinvested	—	—	2,401	3,360
Shares redeemed	(1,783)	(14,244)	(53,897)	(68,026)
Net Increase (Decrease) in Shares Outstanding	—	—	46,836	(11,591)

See notes to financial statements.

The Funds	97

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Operations ($):
Investment income (loss)—net	(35,940)	(216,983)	643	(729,341)
Net realized gain (loss) on investments	(40,229,778)	256,166,734	(19,412,068)	102,587,344
Net unrealized appreciation (depreciation) on investments	141,532,956	12,513,235	46,005,698	(10,074,115)
Net Increase (Decrease) in Net Assets
Resulting from Operations	101,267,238	268,462,986	26,594,273	91,783,888
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,780,233)	(358,451)	(8,513,456)	—
Investor Shares	(42,885)	—	(184,661)	—
Net realized gain on investments:
Class M Shares	(35,311,699)	—	—	—
Investor Shares	(818,540)	—	—	—
Dreyfus Premier Shares	(12,100)	—	—	—
Total Dividends	(40,965,457)	(358,451)	(8,698,117)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	61,774,569	174,144,431	7,898,302	33,278,117
Investor Shares	6,219,471	18,040,505	1,312,960	4,418,630
Dreyfus Premier Shares	99	—	—	—
Dividends reinvested:
Class M Shares	22,249,585	77,865	1,662,439	—
Investor Shares	724,845	—	166,679	—
Dreyfus Premier Shares	5,005	—	—	—
Cost of shares redeemed:
Class M Shares	(141,411,797)	(320,363,965)	(66,308,895)	(185,736,261)
Investor Shares	(8,855,241)	(14,671,888)	(2,871,608)	(3,653,353)
Dreyfus Premier Shares	(106,015)	(220,873)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(59,399,479)	(142,993,925)	(58,140,123)	(151,692,867)
Total Increase (Decrease) in Net Assets	902,302	125,110,610	(40,243,967)	(59,908,979)
Net Assets ($):
Beginning of Period	1,309,275,925	1,184,165,315	358,936,825	418,845,804
End of Period	1,310,178,227	1,309,275,925	318,692,858	358,936,825
Undistributed (distributions in excess of)
investment income—net	(4,004,791)	854,267	491,497	9,188,971

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Capital Share Transactions:
Class M Shares
Shares sold	5,498,014	14,184,799	748,257	2,854,251
Shares issued for dividends reinvested	2,065,885	6,510	158,177	—
Shares redeemed	(12,758,510)	(26,788,259)	(6,276,036)	(16,462,903)
Net Increase (Decrease) in Shares Outstanding	(5,194,611)	(12,596,950)	(5,369,602)	(13,608,652)
Investor Shares[a]
Shares sold	559,750	1,472,070	128,057	388,679
Shares issued for dividends reinvested	67,933	—	16,293	—
Shares redeemed	(808,363)	(1,227,310)	(283,691)	(334,224)
Net Increase (Decrease) in Shares Outstanding	(180,680)	244,760	(139,341)	54,455
Dreyfus Premier Shares[a]
Shares sold	10	—	—	—
Shares issued for dividends reinvested	504	—	—	—
Shares redeemed	(10,235)	(19,199)	—	—
Net Increase (Decrease) in Shares Outstanding	(9,721)	(19,199)	—	—

a During the period ended February 29, 2012, 2,393 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $24,734 were automatically converted to 2,228
Investor shares and during the period ended August 31, 2011, 9,365 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $107,544 were automatically converted to 8,776 Investor shares.

See notes to financial statements.

The Funds	99

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon Focused
	BNY Mellon U.S. Core Equity 130/30 Fund		Equity Opportunities Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	689,048	1,569,239	1,039,668	1,102,018
Net realized gain (loss) on investments	(13,064,762)	(392,557)	(20,260,000)	4,548,367
Net unrealized appreciation (depreciation) on investments	38,453,219	6,873,157	49,164,713	34,418,702
Net Increase (Decrease) in Net Assets
Resulting from Operations	26,077,505	8,049,839	29,944,381	40,069,087
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,698,931)	(1,000,193)	(648,379)	(1,301,814)
Investor Shares	(88)	(493)	(353)	(30)
Net realized gain on investments:
Class M Shares	—	—	(904,880)	—
Investor Shares	—	—	(934)	—
Total Dividends	(1,699,019)	(1,000,686)	(1,554,546)	(1,301,844)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	36,617,904	190,055,378	70,255,241	225,547,506
Investor Shares	2,981,166	798,035	689,957	202,819
Dividends reinvested:
Class M Shares	516,211	244,480	762,262	204,553
Investor Shares	55	459	948	30
Cost of shares redeemed:
Class M Shares	(100,580,013)	(55,715,743)	(69,472,024)	(77,836,582)
Investor Shares	(3,162,313)	(609,123)	(679,388)	(188,137)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(63,626,990)	134,773,486	1,556,996	147,930,189
Total Increase (Decrease) in Net Assets	(39,248,504)	141,822,639	29,946,831	186,697,432
Net Assets ($):
Beginning of Period	327,967,696	186,145,057	425,041,670	238,344,238
End of Period	288,719,192	327,967,696	454,988,501	425,041,670
Undistributed (distributions in excess of)
investment income—net	(3,107)	1,006,864	814,627	423,691
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,436,345	16,096,335	5,912,552	17,917,906
Shares issued for dividends reinvested	50,166	21,389	69,297	16,658
Shares redeemed	(9,200,201)	(4,820,334)	(6,112,623)	(6,260,367)
Net Increase (Decrease) in Shares Outstanding	(5,713,690)	11,297,390	(130,774)	11,674,197
Investor Shares
Shares sold	283,008	67,603	58,699	15,584
Shares issued for dividends reinvested	6	40	86	2
Shares redeemed	(289,036)	(50,749)	(56,727)	(14,718)
Net Increase (Decrease) in Shares Outstanding	(6,022)	16,894	2,058	868

See notes to financial statements.

	BNY Mellon Small/Mid Cap Fund		BNY Mellon International Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	1,379,643	1,283,000	4,145,708	21,895,200
Net realized gain (loss) on investments	(23,577,645)	(6,070,260)	(24,296,719)	96,222,877
Net unrealized appreciation (depreciation) on investments	40,987,781	31,383,687	24,974,885	(23,804,205)
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,789,779	26,596,427	4,823,874	94,313,872
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,813,784)	(946,111)	(26,606,906)	(21,098,723)
Investor Shares	(5,491)	—	(220,200)	(85,465)
Net realized gain on investments:
Class M Shares	—	(2,188,505)	—	—
Investor Shares	—	(548)	—	—
Total Dividends	(6,819,275)	(3,135,164)	(26,827,106)	(21,184,188)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	73,486,647	323,181,126	70,402,737	134,251,212
Investor Shares	642,283	959,983	4,048,357	8,693,135
Dividends reinvested:
Class M Shares	1,101,837	1,483,925	5,380,959	4,224,852
Investor Shares	4,161	130	187,541	71,118
Cost of shares redeemed:
Class M Shares	(78,690,253)	(59,653,073)	(175,894,709)	(328,629,083)
Investor Shares	(547,262)	(464,930)	(5,481,274)	(7,099,308)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,002,587)	265,507,161	(101,356,389)	(188,488,074)
Total Increase (Decrease) in Net Assets	7,967,917	288,968,424	(123,359,621)	(115,358,390)
Net Assets ($):
Beginning of Period	511,018,936	222,050,512	885,606,979	1,000,965,369
End of Period	518,986,853	511,018,936	762,247,358	885,606,979
Undistributed (distributions in excess of)
investment income—net	(5,200,021)	239,611	2,307,391	24,988,789
Capital Share Transactions (Shares):
Class M Shares
Shares sold	5,744,718	22,681,253	7,595,957	12,368,759
Shares issued for dividends reinvested	93,773	106,223	626,421	397,446
Shares redeemed	(6,304,622)	(4,270,027)	(19,272,796)	(30,470,215)
Net Increase (Decrease) in Shares Outstanding	(466,131)	18,517,449	(11,050,418)	(17,704,010)
Investor Shares
Shares sold	49,483	68,447	412,251	761,362
Shares issued for dividends reinvested	355	9	20,590	6,316
Shares redeemed	(42,814)	(31,293)	(558,478)	(617,346)
Net Increase (Decrease) in Shares Outstanding	7,024	37,163	(125,637)	150,332

See notes to financial statements.

The Funds	101

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon
	BNY Mellon Emerging Markets Fund		International Appreciation Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	428,831	27,856,762	1,449,734	7,099,941
Net realized gain (loss) on investments	(107,313,639)	213,551,422	(14,723,833)	18,357,341
Net unrealized appreciation (depreciation) on investments	156,943,530	(162,820,993)	16,410,281	121,250
Net Increase (Decrease) in Net Assets
Resulting from Operations	50,058,722	78,587,191	3,136,182	25,578,532
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(23,405,670)	(9,688,664)	(6,416,671)	(5,520,095)
Investor Shares	(211,928)	(44,586)	(134,033)	(79,745)
Net realized gain on investments:
Class M Shares	(65,641,306)	—	—	—
Investor Shares	(697,390)	—	—	—
Total Dividends	(89,956,294)	(9,733,250)	(6,550,704)	(5,599,840)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	298,728,596	786,084,683	5,967,569	16,566,755
Investor Shares	11,420,182	28,979,601	445,934	530,032
Dividends reinvested:
Class M Shares	46,472,969	2,266,421	283,334	230,727
Investor Shares	601,542	31,912	115,340	74,816
Cost of shares redeemed:
Class M Shares	(355,832,249)	(301,781,598)	(39,886,246)	(56,515,796)
Investor Shares	(10,857,042)	(13,538,636)	(148,630)	(253,286)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,466,002)	502,042,383	(33,222,699)	(39,366,752)
Total Increase (Decrease) in Net Assets	(49,363,574)	570,896,324	(36,637,221)	(19,388,060)
Net Assets ($):
Beginning of Period	2,374,260,634	1,803,364,310	202,141,002	221,529,062
End of Period	2,324,897,060	2,374,260,634	165,503,781	202,141,002
Undistributed (distributions in excess of)
investment income—net	(3,752,811)	19,435,956	470,019	5,570,989
Capital Share Transactions (Shares):
Class M Shares
Shares sold	30,767,830	68,268,713	568,814	1,359,433
Shares issued for dividends reinvested	5,299,084	196,227	29,331	19,308
Shares redeemed	(38,299,187)	(27,016,759)	(3,844,111)	(4,542,340)
Net Increase (Decrease) in Shares Outstanding	(2,232,273)	41,448,181	(3,245,966)	(3,163,599)
Investor Shares
Shares sold	1,139,932	2,465,784	41,303	42,610
Shares issued for dividends reinvested	66,838	2,693	12,052	6,319
Shares redeemed	(1,112,077)	(1,140,047)	(13,782)	(21,495)
Net Increase (Decrease) in Shares Outstanding	94,693	1,328,430	39,573	27,434

See notes to financial statements.

	BNY Mellon	BNY Mellon
	International Equity Income Fund	Asset Allocation Fund
	Period Ended	Six Months Ended
	February 29, 2012	February 29, 2012	Year Ended
	(Unaudited)[a]	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	114,189	3,730,266	5,754,780
Net realized gain (loss) on investments	(29,423)	(658,468)	11,863,879
Net unrealized appreciation (depreciation) on investments	2,919,816	18,583,076	16,666,780
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,004,582	21,654,874	34,285,439
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	—	(4,709,083)	(7,304,859)
Investor Shares	—	(50,340)	(77,588)
Net realized gain on investments:
Class M Shares	—	(1,683,683)	—
Investor Shares	—	(19,091)	—
Total Dividends	—	(6,462,197)	(7,382,447)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	51,331,983	30,553,105	47,084,573
Investor Shares	10,000	1,334,662	1,183,019
Dividends reinvested:
Class M Shares	—	1,608,047	396,007
Investor Shares	—	61,668	69,403
Cost of shares redeemed:
Class M Shares	(654,782)	(23,119,734)	(43,560,968)
Investor Shares	—	(395,384)	(1,301,987)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	50,687,201	10,042,364	3,870,047
Total Increase (Decrease) in Net Assets	53,691,783	25,235,041	30,773,039
Net Assets ($):
Beginning of Period	—	369,925,632	339,152,593
End of Period	53,691,783	395,160,673	369,925,632
Undistributed investment income—net	114,189	1,137,164	2,166,321
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,911,821	2,956,410	4,280,972
Shares issued for dividends reinvested	—	157,016	35,728
Shares redeemed	(48,293)	(2,222,332)	(3,931,969)
Net Increase (Decrease) in Shares Outstanding	3,863,528	891,094	384,731
Investor Shares
Shares sold	800	126,240	106,670
Shares issued for dividends reinvested	—	5,953	6,231
Shares redeemed	—	(37,316)	(119,218)
Net Increase (Decrease) in Shares Outstanding	800	94,877	(6,317)

a From December 15, 2011 (commencement of operations) to February 29, 2012.
See notes to financial statements.

The Funds	103

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	8.14	7.16	6.77	8.77	11.56	10.31
Investment Operations:
Investment income—net[a]	.04	.09	.06	.09	.11	.09
Net realized and unrealized
gain (loss) on investments	.80	.98	.39	(1.91)	(1.05)	1.49
Total from Investment Operations	.84	1.07	.45	(1.82)	(.94)	1.58
Distributions:
Dividends from investment income—net	(.04)	(.09)	(.06)	(.09)	(.12)	(.08)
Dividends from net realized gain on investments	—	—	—	(.09)	(1.73)	(.25)
Total Distributions	(.04)	(.09)	(.06)	(.18)	(1.85)	(.33)
Net asset value, end of period	8.94	8.14	7.16	6.77	8.77	11.56
Total Return (%)	10.35[b]	14.86	6.62	(20.39)	(9.95)	15.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.80	.80	.81	.80	.80
Ratio of net expenses to average net assets	.81[c]	.80	.80	.81	.80	.79
Ratio of net investment income
to average net assets	.93[c]	.98	.81	1.51	1.15	.76
Portfolio Turnover Rate	42.90[b]	86.71	71.61	109.39	56.13	77.46
Net Assets, end of period ($ x 1,000)	1,044,942	1,093,037	1,178,235	1,449,565	1,750,688	1,970,482

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	8.15	7.16	6.78	8.78	11.58	10.33
Investment Operations:
Investment income—net[a]	.03	.06	.04	.08	.09	.06
Net realized and unrealized
gain (loss) on investments	.80	1.00	.38	(1.91)	(1.07)	1.50
Total from Investment Operations	.83	1.06	.42	(1.83)	(.98)	1.56
Distributions:
Dividends from investment income—net	(.03)	(.07)	(.04)	(.08)	(.09)	(.06)
Dividends from net realized gain on investments	—	—	—	(.09)	(1.73)	(.25)
Total Distributions	(.03)	(.07)	(.04)	(.17)	(1.82)	(.31)
Net asset value, end of period	8.95	8.15	7.16	6.78	8.78	11.58
Total Return (%)	10.20[b]	14.78	6.21	(20.56)	(10.26)	15.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	1.05	1.05	1.06	1.05	1.05
Ratio of net expenses to average net assets	1.06[c]	1.05	1.05	1.06	1.05	1.04
Ratio of net investment income
to average net assets	.69[c]	.68	.56	1.25	.89	.51
Portfolio Turnover Rate	42.90[b]	86.71	71.61	109.39	56.13	77.46
Net Assets, end of period ($ x 1,000)	13,202	12,986	7,473	8,274	9,829	11,704

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	105

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
	Six Months Ended
	February 29, 2012	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	11.00	9.48	10.00
Investment Operations:
Investment income—net[b]	.03	.02	.00[c]
Net realized and unrealized
gain (loss) on investments	1.02	1.55	(.52)
Total from Investment Operations	1.05	1.57	(.52)
Distributions:
Dividends from investment income—net	(.03)	(.02)	—
Dividends from net realized gain on investments	—	(.03)	—
Total Distributions	(.03)	(.05)	—
Net asset value, end of period	12.02	11.00	9.48
Total Return (%)	9.61[d]	16.48	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.77[f]	.94	15.54[f]
Ratio of net expenses to average net assets[e]	.77[f]	.75	.98[f]
Ratio of net investment income to average net assets[e]	.59[f]	.21	.48[f]
Portfolio Turnover Rate	31.80[d]	22.06	2.12[d]
Net Assets, end of period ($ x 1,000)	135,684	117,994	5,074

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Amount does not include the activity of the underlying funds.
f	Annualized.

See notes to financial statements.

		Investor Shares
	Six Months Ended
	February 29, 2012	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.98	9.48	10.00
Investment Operations:
Investment income—net[b]	.08	.00[c]	.00[c]
Net realized and unrealized
gain (loss) on investments	1.07	1.54	(.52)
Total from Investment Operations	1.15	1.54	(.52)
Distributions:
Dividends from investment income—net	—	(.01)	—
Dividends from net realized gain on investments	—	(.03)	—
Total Distributions	—	(.04)	—
Net asset value, end of period	12.13	10.98	9.48
Total Return (%)	10.47[d]	16.16	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.01[f]	1.24	9.38[f]
Ratio of net expenses to average net assets[e]	1.01[f]	1.00	1.23[f]
Ratio of net investment income to average net assets[e]	1.06[f]	.03	.16[f]
Portfolio Turnover Rate	31.80[d]	22.06	2.12[d]
Net Assets, end of period ($ x 1,000)	12	11	9

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Amount does not include the activity of the underlying funds.
f	Annualized.

See notes to financial statements.

The Funds	107

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
	Six Months Ended
	February 29, 2012	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	11.14	9.52	10.00
Investment Operations:
Investment income—net[b]	.04	.06	.01
Net realized and unrealized
gain (loss) on investments	1.11	1.61	(.49)
Total from Investment Operations	1.15	1.67	(.48)
Distributions:
Dividends from investment income—net	(.05)	(.02)	—
Dividends from net realized gain on investments	—	(.03)	—
Total Distributions	(.05)	(.05)	—
Net asset value, end of period	12.24	11.14	9.52
Total Return (%)	10.41[c]	17.54	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.91[e]	1.28	8.12[e]
Ratio of net expenses to average net assets[d]	.91[e]	.88	.99[e]
Ratio of net investment income to average net assets[d]	.78[e]	.51	.91[e]
Portfolio Turnover Rate	19.85[c]	29.24	1.53[c]
Net Assets, end of period ($ x 1,000)	100,497	75,326	10,337

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Amount does not include the activity of the underlying funds.
e	Annualized.

See notes to financial statements.

		Investor Shares
	Six Months Ended
	February 29, 2012	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	11.04	9.52	10.00
Investment Operations:
Investment income—net[b]	.04	.03	.01
Net realized and unrealized
gain (loss) on investments	1.09	1.54	(.49)
Total from Investment Operations	1.13	1.57	(.48)
Distributions:
Dividends from investment income—net	—	(.02)	—
Dividends from net realized gain on investments	—	(.03)	—
Total Distributions	—	(.05)	—
Net asset value, end of period	12.17	11.04	9.52
Total Return (%)	10.34[c]	16.31	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.19[e]	1.77	5.88[e]
Ratio of net expenses to average net assets[d]	1.19[e]	1.13	1.24[e]
Ratio of net investment income to average net assets[d]	.60[e]	.26	.65[e]
Portfolio Turnover Rate	19.85[c]	29.24	1.53[c]
Net Assets, end of period ($ x 1,000)	12	11	10

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Amount does not include the activity of the underlying funds.
e	Annualized.

See notes to financial statements.

The Funds	109

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	6.28	5.49	5.39	7.22	10.61	10.43
Investment Operations:
Investment income—net[a]	.10	.17	.09	.12	.16	.19
Net realized and unrealized
gain (loss) on investments	.63	.79	.10	(1.35)	(1.35)	1.04
Total from Investment Operations	.73	.96	.19	(1.23)	(1.19)	1.23
Distributions:
Dividends from investment income—net	(.09)	(.17)	(.09)	(.13)	(.16)	(.19)
Dividends from net realized gain on investments	—	—	—	(.47)	(2.04)	(.86)
Total Distributions	(.09)	(.17)	(.09)	(.60)	(2.20)	(1.05)
Net asset value, end of period	6.92	6.28	5.49	5.39	7.22	10.61
Total Return (%)	11.77[b]	17.41	3.44	(15.73)	(13.79)	12.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.86	.86	.87	.84	.81
Ratio of net expenses to average net assets	.82[c]	.86	.86	.87	.84	.81
Ratio of net investment income
to average net assets	3.09[c]	2.71	1.55	2.47	1.87	1.81
Portfolio Turnover Rate	10.56[b]	72.27	66.78	65.88	33.02	62.06
Net Assets, end of period ($ x 1,000)	433,997	204,785	90,645	126,763	199,367	414,866

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	6.33	5.54	5.44	7.27	10.67	10.49
Investment Operations:
Investment income—net[a]	.09	.15	.08	.11	.14	.17
Net realized and unrealized
gain (loss) on investments	.63	.80	.10	(1.35)	(1.36)	1.04
Total from Investment Operations	.72	.95	.18	(1.24)	(1.22)	1.21
Distributions:
Dividends from investment income—net	(.08)	(.16)	(.08)	(.12)	(.14)	(.17)
Dividends from net realized gain on investments	—	—	—	(.47)	(2.04)	(.86)
Total Distributions	(.08)	(.16)	(.08)	(.59)	(2.18)	(1.03)
Net asset value, end of period	6.97	6.33	5.54	5.44	7.27	10.67
Total Return (%)	11.57[b]	17.02	3.19	(15.84)	(14.03)	11.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07[c]	1.12	1.11	1.12	1.09	1.06
Ratio of net expenses to average net assets	1.07[c]	1.12	1.11	1.12	1.09	1.06
Ratio of net investment income
to average net assets	2.90[c]	2.32	1.29	2.19	1.62	1.55
Portfolio Turnover Rate	10.56[b]	72.27	66.78	65.88	33.02	62.06
Net Assets, end of period ($ x 1,000)	1,490	1,056	988	1,045	1,407	1,719

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	111

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.41	9.31	8.64	11.11	14.19	14.26
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	(.00)[b]	.05	.07	.03	.06
Net realized and unrealized
gain (loss) on investments	.94	2.10	.68	(2.46)	(.53)	2.17
Total from Investment Operations	.94	2.10	.73	(2.39)	(.50)	2.23
Distributions:
Dividends from investment income—net	(.04)	(.00)[b]	(.06)	(.06)	(.04)	(.08)
Dividends from net realized gain on investments	(.33)	—	—	(.02)	(2.54)	(2.22)
Total Distributions	(.37)	(.00)[b]	(.06)	(.08)	(2.58)	(2.30)
Net asset value, end of period	11.98	11.41	9.31	8.64	11.11	14.19
Total Return (%)	8.65[c]	22.59	8.49	(21.33)	(5.67)	16.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[d]	.90	.90	.92	.90	.90
Ratio of net expenses to average net assets	.90[d]	.90	.90	.92	.90	.90
Ratio of net investment income
(loss) to average net assets	(.00)[d,e]	(.01)	.53	.86	.28	.42
Portfolio Turnover Rate	78.05[c]	132.20	123.41	147.50	121.12	112.31
Net Assets, end of period ($ x 1,000)	1,282,445	1,280,742	1,162,906	1,185,376	1,540,821	1,708,747

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.29	9.24	8.57	11.00	14.07	14.16
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.03)	.03	.05	.00[b]	.02
Net realized and unrealized
gain (loss) on investments	.93	2.08	.68	(2.43)	(.53)	2.15
Total from Investment Operations	.92	2.05	.71	(2.38)	(.53)	2.17
Distributions:
Dividends from investment income—net	(.02)	—	(.04)	(.03)	—	(.04)
Dividends from net realized gain on investments	(.33)	—	—	(.02)	(2.54)	(2.22)
Total Distributions	(.35)	—	(.04)	(.05)	(2.54)	(2.26)
Net asset value, end of period	11.86	11.29	9.24	8.57	11.00	14.07
Total Return (%)	8.47[c]	22.19	8.30	(21.51)	(5.94)	16.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.15	1.15	1.17	1.15	1.15
Ratio of net expenses to average net assets	1.15[d]	1.15	1.15	1.17	1.15	1.15
Ratio of net investment income
(loss) to average net assets	(.25)[d]	(.26)	.27	.63	.03	.16
Portfolio Turnover Rate	78.05[c]	132.20	123.41	147.50	121.12	112.31
Net Assets, end of period ($ x 1,000)	27,384	28,098	20,733	19,785	28,520	35,139

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	113

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.53	8.68	8.08	10.40	13.52	13.74
Investment Operations:
Investment (loss)—net[a]	(.05)	(.11)	(.04)	(.01)	(.09)	(.07)
Net realized and unrealized
gain (loss) on investments	.87	1.96	.64	(2.29)	(.49)	2.07
Total from Investment Operations	.82	1.85	.60	(2.30)	(.58)	2.00
Distributions:
Dividends from net realized gain on investments	(.33)	—	—	(.02)	(2.54)	(2.22)
Net asset value, end of period	11.02	10.53	8.68	8.08	10.40	13.52
Total Return (%)	8.13[b]	21.31	7.43	(22.09)	(6.63)	15.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90[c]	1.90	1.90	1.92	1.90	1.90
Ratio of net expenses to average net assets	1.90[c]	1.90	1.90	1.92	1.90	1.90
Ratio of net investment (loss)
to average net assets	(1.00)[c]	(1.00)	(.45)	(.11)	(.73)	(.53)
Portfolio Turnover Rate	78.05[b]	132.20	123.41	147.50	121.12	112.31
Net Assets, end of period ($ x 1,000)	349	436	526	709	1,669	3,635

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Small Cap Stock Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.78	8.94	8.57	11.44	14.82	15.39
Investment Operations:
Investment income (loss)—net[a]	.00[b]	(.02)	.00[b]	.07	.03	.00[b]
Net realized and unrealized
gain (loss) on investments	.98	1.86	.38	(2.85)	(1.15)	1.83
Total from Investment Operations	.98	1.84	.38	(2.78)	(1.12)	1.83
Distributions:
Dividends from investment income—net	(.29)	—	(.01)	(.08)	—	—
Dividends from net realized gain on investments	—	—	—	(.01)	(2.26)	(2.40)
Total Distributions	(.29)	—	(.01)	(.09)	(2.26)	(2.40)
Net asset value, end of period	11.47	10.78	8.94	8.57	11.44	14.82
Total Return (%)	9.35[c]	20.58	4.45	(24.11)	(9.07)	12.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[d]	1.01	1.00	1.03	1.01	1.01
Ratio of net expenses to average net assets	1.03[d]	1.01	.98	.99	1.01	1.00
Ratio of net investment income
(loss) to average net assets	.01[d]	(.16)	.01	.88	.28	.02
Portfolio Turnover Rate	78.77[c]	161.05	183.41	159.78	132.19	167.04
Net Assets, end of period ($ x 1,000)	311,931	351,122	412,824	610,567	633,118	670,238

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	115

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Small Cap Stock Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.49	8.72	8.36	11.11	14.50	15.13
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.04)	(.02)	.05	.00[b]	(.03)
Net realized and unrealized
gain (loss) on investments	.95	1.81	.38	(2.72)	(1.13)	1.80
Total from Investment Operations	.94	1.77	.36	(2.67)	(1.13)	1.77
Distributions:
Dividends from investment income—net	(.27)	—	—	(.07)	—	—
Dividends from net realized gain on investments	—	—	—	(.01)	(2.26)	(2.40)
Total Distributions	(.27)	—	—	(.08)	(2.26)	(2.40)
Net asset value, end of period	11.16	10.49	8.72	8.36	11.11	14.50
Total Return (%)	9.14[c]	20.30	4.31	(23.92)	(9.36)	12.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[d]	1.26	1.25	1.28	1.26	1.26
Ratio of net expenses to average net assets	1.28[d]	1.26	1.23	1.23	1.26	1.25
Ratio of net investment income
(loss) to average net assets	(.24)[d]	(.39)	(.24)	.61	.02	(.23)
Portfolio Turnover Rate	78.77[c]	161.05	183.41	159.78	132.19	167.04
Net Assets, end of period ($ x 1,000)	6,762	7,815	6,022	6,277	3,795	5,341

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	10.83	9.81	9.07	11.39	12.64	12.50
Investment Operations:
Investment income (loss)—net[b]	.02	.06	.03	.07	.07	(.00)[c]
Net realized and unrealized
gain (loss) on investments	.96	1.01	.74	(2.28)	(1.32)	.14
Total from Investment Operations	.98	1.07	.77	(2.21)	(1.25)	.14
Distributions:
Dividends from investment income—net	(.06)	(.05)	(.03)	(.11)	—	—
Net asset value, end of period	11.75	10.83	9.81	9.07	11.39	12.64
Total Return (%)	9.12[d]	10.86	8.53	(19.19)	(9.89)	1.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67[e]	1.69	1.79	2.02	2.39[f]	.50[d]
Ratio of net expenses to average net assets	1.67[e]	1.69	1.79	2.02	2.28[f]	.28[d]
Ratio of net investment income
(loss) to average net assets	.45[e]	.55	.26	.87	.58	(.03)[d]
Portfolio Turnover Rate	65.39[d]	144.04	117.53	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	288,583	327,778	186,137	80,952	180,803	26,064

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

The Funds	117

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	10.73	9.76	9.02	11.36	12.63	12.50
Investment Operations:
Investment income (loss)—net[b]	(.03)	.02	(.01)	.04	.02	(.00)[c]
Net realized and unrealized
gain (loss) on investments	1.00	.99	.75	(2.27)	(1.29)	.13
Total from Investment Operations	.97	1.01	.74	(2.23)	(1.27)	.13
Distributions:
Dividends from investment income—net	(.00)[c]	(.04)	—	(.11)	—	—
Net asset value, end of period	11.70	10.73	9.76	9.02	11.36	12.63
Total Return (%)	9.08[d]	10.34	8.20	(19.47)	(10.06)	1.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79[e]	1.97	2.09	2.25	2.81[f]	.50[d]
Ratio of net expenses to average net assets	1.79[e]	1.97	2.09	2.25	2.71[f]	.28[d]
Ratio of net investment income
(loss) to average net assets	(.63)[e]	.20	(.08)	.56	.16	(.03)[d]
Portfolio Turnover Rate	65.39[d]	144.04	117.53	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	137	190	8	14	13	10

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

		Class M Shares
	Six Months Ended
	February 29, 2012	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	12.04	10.09	10.00
Investment Operations:
Investment income—net [b]	.03	.04	.06
Net realized and unrealized
gain (loss) on investments	.92	1.96	.04
Total from Investment Operations	.95	2.00	.10
Distributions:
Dividends from investment income—net	(.02)	(.05)	(.01)
Dividends from net realized gain on investments	(.03)	—	(.00)[c]
Total Distributions	(.05)	(.05)	(.01)
Net asset value, end of period	12.94	12.04	10.09
Total Return (%)	7.90[d]	19.82	1.01[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[e]	.87	.98[e]
Ratio of net expenses to average net assets	.87[e]	.87	.89[e]
Ratio of net investment income to average net assets	.50[e]	.29	.59[e]
Portfolio Turnover Rate	34.81[d]	58.98	64.75[d]
Net Assets, end of period ($ x 1,000)	454,934	425,016	238,332

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds	119

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended
	February 29, 2012	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	12.04	10.07	10.00
Investment Operations:
Investment income—net[b]	.04	.00[c]	.02
Net realized and unrealized
gain (loss) on investments	.89	1.99	.06
Total from Investment Operations	.93	1.99	.08
Distributions:
Dividends from investment income—net	(.01)	(.02)	(.01)
Dividends from net realized gain on investments	(.03)	—	(.00)[c]
Total Distributions	(.04)	(.02)	(.01)
Net asset value, end of period	12.93	12.04	10.07
Total Return (%)	7.65[d]	19.80	.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12[e]	1.12	1.53[e]
Ratio of net expenses to average net assets	1.12[e]	1.12	1.14[e]
Ratio of net investment income to average net assets	.53[e]	.00[f]	.23[e]
Portfolio Turnover Rate	34.81[d]	58.98	64.75[d]
Net Assets, end of period ($ x 1,000)	54	26	13

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

		Class M Shares
	Six Months Ended
	February 29, 2012	Year Ended August 31,
BNY Mellon Small/Mid Cap Fund	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.14	10.92	10.00
Investment Operations:
Investment income—net[b]	.04	.04	.01
Net realized and unrealized
gain (loss) on investments	.51	2.31	.95
Total from Investment Operations	.55	2.35	.96
Distributions:
Dividends from investment income—net	(.18)	(.04)	(.01)
Dividends from net realized gain on investments	—	(.09)	(.03)
Total Distributions	(.18)	(.13)	(.04)
Net asset value, end of period	13.51	13.14	10.92
Total Return (%)	4.35[c]	21.41	9.65[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[d]	.92	1.07[d]
Ratio of net expenses to average net assets	.92[d]	.92	.92[d]
Ratio of net investment income to average net assets	.56[d]	.29	.06[d]
Portfolio Turnover Rate	71.30[c]	107.81	109.25[c]
Net Assets, end of period ($ x 1,000)	518,372	510,512	222,034

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	121

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended
	February 29, 2012	Year Ended August 31,
BNY Mellon Small/Mid Cap Fund	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.11	10.89	10.00
Investment Operations:
Investment income—net[b]	.02	.01	.01
Net realized and unrealized
gain (loss) on investments	.49	2.30	.92
Total from Investment Operations	.51	2.31	.93
Distributions:
Dividends from investment income—net	(.16)	—	(.01)
Dividends from net realized gain on investments	—	(.09)	(.03)
Total Distributions	(.16)	(.09)	(.04)
Net asset value, end of period	13.46	13.11	10.89
Total Return (%)	4.11[c]	21.14	9.34[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[d]	1.20	2.35[d]
Ratio of net expenses to average net assets	1.17[d]	1.20	1.20[d]
Ratio of net investment income to average net assets	.26[d]	.06	.08[d]
Portfolio Turnover Rate	71.30[c]	107.81	109.25[c]
Net Assets, end of period ($ x 1,000)	615	507	16

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon International Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	9.94	9.38	10.12	12.11	17.56	17.77
Investment Operations:
Investment income—net[a]	.05	.22	.18	.22	.33	.28
Net realized and unrealized
gain (loss) on investments	.12	.55	(.67)	(1.54)	(3.14)	1.92
Total from Investment Operations	.17	.77	(.49)	(1.32)	(2.81)	2.20
Distributions:
Dividends from investment income—net	(.33)	(.21)	(.25)	(.41)	(.29)	(.30)
Dividends from net realized gain on investments	—	—	—	(.26)	(2.35)	(2.11)
Total Distributions	(.33)	(.21)	(.25)	(.67)	(2.64)	(2.41)
Net asset value, end of period	9.78	9.94	9.38	10.12	12.11	17.56
Total Return (%)	2.14[b]	8.05	(5.07)	(9.95)	(18.61)	12.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[c]	1.02	1.09	1.14	1.10	1.08
Ratio of net expenses to average net assets	1.04[c]	1.02	1.09	1.03	1.06	1.08
Ratio of net investment income
to average net assets	1.09[c]	2.07	1.79	2.52	2.22	1.59
Portfolio Turnover Rate	21.44[b]	57.38	67.16	102.83	78.35	72.83
Net Assets, end of period ($ x 1,000)	757,473	879,450	996,647	1,247,441	2,002,307	2,836,968

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	123

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon International Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.51	9.92	10.69	12.70	18.29	18.41
Investment Operations:
Investment income—net[a]	.03	.21	.16	.20	.28	.23
Net realized and unrealized
gain (loss) on investments	.15	.56	(.70)	(1.60)	(3.26)	2.03
Total from Investment Operations	.18	.77	(.54)	(1.40)	(2.98)	2.26
Distributions:
Dividends from investment income—net	(.31)	(.18)	(.23)	(.35)	(.26)	(.27)
Dividends from net realized gain on investments	—	—	—	(.26)	(2.35)	(2.11)
Total Distributions	(.31)	(.18)	(.23)	(.61)	(2.61)	(2.38)
Net asset value, end of period	10.38	10.51	9.92	10.69	12.70	18.29
Total Return (%)	2.11[b]	7.67	(5.26)	(10.11)	(18.87)	12.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[c]	1.27	1.34	1.38	1.35	1.33
Ratio of net expenses to average net assets	1.28[c]	1.27	1.34	1.28	1.32	1.32
Ratio of net investment income
to average net assets	.64[c]	1.79	1.46	2.27	1.82	1.26
Portfolio Turnover Rate	21.44[b]	57.38	67.16	102.83	78.35	72.83
Net Assets, end of period ($ x 1,000)	4,774	6,157	4,319	5,099	6,627	13,634

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.65	10.02	8.71	16.89	24.42	24.53
Investment Operations:
Investment income—net[a]	.00[b]	.14	.08	.14	.23	.25
Net realized and unrealized
gain (loss) on investments	.30	.54	1.31	(3.58)	(1.45)	7.18
Total from Investment Operations	.30	.68	1.39	(3.44)	(1.22)	7.43
Distributions:
Dividends from investment income—net	(.11)	(.05)	(.08)	(.42)	(.21)	(.22)
Dividends from net realized gain on investments	(.31)	—	—	(4.32)	(6.10)	(7.32)
Total Distributions	(.42)	(.05)	(.08)	(4.74)	(6.31)	(7.54)
Net asset value, end of period	10.53	10.65	10.02	8.71	16.89	24.42
Total Return (%)	3.63[c]	6.77	15.92	(6.07)	(9.11)	35.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.41[d]	1.41	1.54	1.64	1.53	1.50
Ratio of net expenses to average net assets	1.41[d]	1.41	1.54	1.64	1.52	1.50
Ratio of net investment income
to average net assets	.04[d]	1.20	.85	1.76	1.11	1.05
Portfolio Turnover Rate	27.88[c]	77.45	76.34	119.72	63.60	60.72
Net Assets, end of period ($ x 1,000)	2,302,061	2,352,233	1,796,274	1,097,296	1,141,146	1,521,024

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds	125

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.91	10.27	8.94	17.05	24.60	24.65
Investment Operations:
Investment income (loss)—net[a]	(.01)	.13	.06	.11	.20	.15
Net realized and unrealized
gain (loss) on investments	.31	.55	1.33	(3.55)	(1.50)	7.27
Total from Investment Operations	.30	.68	1.39	(3.44)	(1.30)	7.42
Distributions:
Dividends from investment income—net	(.09)	(.04)	(.06)	(.35)	(.15)	(.15)
Dividends from net realized gain on investments	(.31)	—	—	(4.32)	(6.10)	(7.32)
Total Distributions	(.40)	(.04)	(.06)	(4.67)	(6.25)	(7.47)
Net asset value, end of period	10.81	10.91	10.27	8.94	17.05	24.60
Total Return (%)	3.55[b]	6.59	15.56	(6.32)	(9.29)	35.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.66[c]	1.67	1.77	1.91	1.78	1.75
Ratio of net expenses to average net assets	1.66[c]	1.67	1.77	1.91	1.78	1.74
Ratio of net investment income
(loss) to average net assets	(.25)[c]	1.10	.54	1.32	.96	.65
Portfolio Turnover Rate	27.88[b]	77.45	76.34	119.72	63.60	60.72
Net Assets, end of period ($ x 1,000)	22,837	22,027	7,091	4,476	7,187	10,846

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

				Class M Shares
	Six Months Ended
BNY Mellon International	February 29, 2012	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
Appreciation Fund†	(Unaudited)	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.31	10.54	11.35	9.40	16.58	15.46	12.62
Investment Operations:
Investment income—net[b]	.09	.36	.26	.23	.45	.41	.30
Net realized and unrealized
gain (loss) on investments	.28	.68	(.73)	1.73	(7.17)	1.10	2.81
Total from Investment Operations	.37	1.04	(.47)	1.96	(6.72)	1.51	3.11
Distributions:
Dividends from investment income—net	(.40)	(.27)	(.34)	(.01)	(.46)	(.39)	(.27)
Net asset value, end of period	11.28	11.31	10.54	11.35	9.40	16.58	15.46
Total Return (%)	3.87[c]	9.75	(4.35)	20.93[c]	(41.12)	9.79	24.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.79[d]	.70	.68	.70[d]	.70	.69	.68
Ratio of net expenses
to average net assets	.79[d]	.70	.66	.66[d]	.67	.69	.68
Ratio of net investment income
to average net assets	1.69[d]	2.94	2.29	3.80[d]	3.32	2.45	2.14
Portfolio Turnover Rate	.61[c]	9.39	2.71	2.63[c]	10.62	11	15
Net Assets, end of period ($ x 1,000)	161,047	198,122	218,067	256,140	267,393	545,392	456,316

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds	127

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares
	Six Months Ended
BNY Mellon International	February 29, 2012	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
Appreciation Fund†	(Unaudited)	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.19	10.43	11.24	9.31	16.37	15.27	12.47
Investment Operations:
Investment income—net[b]	.07	.33	.23	.22	.40	.36	.27
Net realized and unrealized
gain (loss) on investments	.28	.67	(.72)	1.71	(7.06)	1.09	2.77
Total from Investment Operations	.35	1.00	(.49)	1.93	(6.66)	1.45	3.04
Distributions:
Dividends from investment income—net	(.37)	(.24)	(.32)	—	(.40)	(.35)	(.24)
Net asset value, end of period	11.17	11.19	10.43	11.24	9.31	16.37	15.27
Total Return (%)	3.70[c]	9.50	(4.60)	20.73[c]	(41.21)	9.50	24.38
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05[d]	.95	.93	.95[d]	.95	.94	.93
Ratio of net expenses
to average net assets	1.05[d]	.95	.90	.91[d]	.92	.94	.93
Ratio of net investment income
to average net assets	1.41[d]	2.75	2.08	3.56[d]	3.02	2.20	1.92
Portfolio Turnover Rate	.61[c]	9.39	2.71	2.63[c]	10.62	11	15
Net Assets, end of period ($ x 1,000)	4,457	4,019	3,462	4,171	3,179	5,623	5,366

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

	Class M Shares	Investor Shares
	Period Ended	Period Ended
BNY Mellon International Equity Income Fund	February 29, 2012[a]	February 29, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50
Investment Operations:
Investment income—net[b]	.05	.02
Net realized and unrealized
gain (loss) on investments	1.34	1.37
Total from Investment Operations	1.39	1.39
Net asset value, end of period	13.89	13.89
Total Return (%)[c]	11.12	11.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	2.21	5.48
Ratio of net expenses to average net assets[d]	1.20	1.45
Ratio of net investment income
to average net assets[d]	2.14	.82
Portfolio Turnover Rate[c]	36.21	36.21
Net Assets, end of period ($ x 1,000)	53,681	11

a	From December 15, 2011 (commencement of operations) to February 29, 2012.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	129

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Asset Allocation Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.63	9.85	9.44	10.93	12.91	13.17
Investment Operations:
Investment income—net[a]	.11	.16	.19	.24	.30	.29
Net realized and unrealized
gain (loss) on investments	.49	.83	.46	(1.01)	(.73)	1.21
Total from Investment Operations	.60	.99	.65	(.77)	(.43)	1.50
Distributions:
Dividends from investment income—net	(.14)	(.21)	(.24)	(.27)	(.36)	(.32)
Dividends from net realized gain on investments	(.05)	—	—	(.45)	(1.19)	(1.44)
Total Distributions	(.19)	(.21)	(.24)	(.72)	(1.55)	(1.76)
Net asset value, end of period	11.04	10.63	9.85	9.44	10.93	12.91
Total Return (%)	5.71[b]	10.00	6.84	(6.08)	(3.99)	12.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.38[d]	.53	.57	.60	.58	.58
Ratio of net expenses to average net assets[c]	.30[d]	.53	.57	.60	.58	.58
Ratio of net investment income
to average net assets[c]	2.04[d]	1.49	1.78	2.81	2.51	2.26
Portfolio Turnover Rate	66.80[b]	71.08	69.81	78.44[e]	51.92[e]	89.78[e]
Net Assets, end of period ($ x 1,000)	389,677	365,661	335,138	301,643	317,545	358,068

a Based on average shares outstanding at each month end.
b Not annualized.
c Amount does not include the activity of the underlying funds.
[d] Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009, 2008, and 2007 were 77.77%, 51.44% and 75.75%, respectively.

See notes to financial statements.

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Asset Allocation Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.69	9.90	9.50	10.98	12.96	13.21
Investment Operations:
Investment income—net[a]	.09	.14	.17	.23	.27	.26
Net realized and unrealized
gain (loss) on investments	.49	.83	.44	(1.01)	(.74)	1.21
Total from Investment Operations	.58	.97	.61	(.78)	(.47)	1.47
Distributions:
Dividends from investment income—net	(.12)	(.18)	(.21)	(.25)	(.32)	(.28)
Dividends from net realized gain on investments	(.05)	—	—	(.45)	(1.19)	(1.44)
Total Distributions	(.17)	(.18)	(.21)	(.70)	(1.51)	(1.72)
Net asset value, end of period	11.10	10.69	9.90	9.50	10.98	12.96
Total Return (%)	5.55[b]	9.77	6.44	(6.11)	(4.29)	11.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.63[d]	.78	.82	.85	.81	.86
Ratio of net expenses to average net assets[c]	.56[d]	.78	.82	.85	.81	.86
Ratio of net investment income
to average net assets[c]	1.72[d]	1.23	1.54	2.57	2.28	1.98
Portfolio Turnover Rate	66.80[b]	71.08	69.81	78.44[e]	51.92[e]	89.78[e]
Net Assets, end of period ($ x 1,000)	5,483	4,265	4,015	4,412	4,812	4,274

a Based on average shares outstanding at each month end.
b Not annualized.
c Amount does not include the activity of the underlying funds.
[d] Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009, 2008, and 2007 were 77.77%, 51.44% and 75.75%, respectively.

See notes to financial statements.

The Funds	131

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-seven series including the following diversified equity funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon International Equity Income Fund commenced operations on December 15, 2011. BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon International Appreciation Fund seeks long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon Mid Cap Stock Fund. Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund were subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically converted to Investor class shares after six years. BNY Mellon Mid Cap Stock Fund no longer offers Dreyfus Premier shares. Effective March 13, 2012, all outstanding Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund were automatically converted to the fund’s Investor shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Funds	133

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by theTrust’s Board. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Trust’s Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price. These securities are generally categorized within Level 2 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 29, 2012 in valuing each fund’s investments.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement,

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large Cap
Stock Fund
Equity Securities—
Domestic†	926,270,558	—	—	—	—	—	926,270,558
Equity Securities—
Foreign†	102,470,344	—	—	—	—	—	102,470,344
Mutual Funds/Exchange
Traded Funds	45,659,160	—	—	—	—	—	45,659,160
BNY Mellon Large
Cap Market
Opportunities Fund
Equity Securities—
Domestic†	114,057,348	—	—	—	—	—	114,057,348
Equity Securities—
Foreign†	1,564,942	—	—	—	—	—	1,564,942
Mutual Funds	19,509,139	—	—	—	—	—	19,509,139
BNY Mellon Tax-Sensitive
Large Cap
Multi-Strategy Fund
Equity Securities—
Domestic†	87,909,363	—	—	—	—	—	87,909,363
Equity Securities—
Foreign†	1,414,854	—	—	—	—	—	1,414,854
Mutual Funds	10,795,885	—	—	—	—	—	10,795,885
BNY Mellon Income
Stock Fund
Equity Securities—
Domestic†	390,741,815	—	—	—	—	—	390,741,815
Equity Securities—
Foreign†	33,877,426	—	—	—	—	—	33,877,426
Mutual Funds	28,218,673	—	—	—	—	—	28,218,673
Other Financial
Instruments:
Options Written	—	(80,000)	—	—	—	—	(80,000)
BNY Mellon Mid Cap
Stock Fund
Equity Securities—
Domestic†	1,296,902,575	—	—	—	—	—	1,296,902,575
Equity Securities—
Foreign†	17,939,062	—	—	—	—	—	17,939,062
Mutual Funds	35,421,841	—	—	—	—	—	35,421,841
BNY Mellon Small Cap
Stock Fund
Equity Securities—
Domestic†	311,992,068	—	—	—	—	—	311,992,068
Equity Securities—
Foreign†	1,491,100	—	—	—	—	—	1,491,100
Mutual Funds	29,928,980	—	—	—	—	—	29,928,980

The Funds	135

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon U.S. Core
Equity 130/30 Fund
Equity Securities—
Domestic†	328,238,878	—	—	—	—	—	328,238,878
Equity Securities—
Foreign†	32,474,963	—	—	—	—	—	32,474,963
Mutual Funds/Exchange
Traded Funds	1,363,349	—	—	—	—	—	1,363,349
Securities Sold Short:
Equity Securities—
Domestic††	—	(51,593,483)	—	—	—	—	(51,593,483)
Equity Securities—
Foreign††	—	(21,831,810)	—	—	—	—	(21,831,810)
BNY Mellon Focused Equity
Opportunities Fund
Equity Securities—
Domestic†	437,615,103	—	—	—	—	—	437,615,103
Equity Securities—
Foreign†	12,617,410	—	—	—	—	—	12,617,410
Mutual Funds	4,400,589	—	—	—	—	—	4,400,589
BNY Mellon
Small/Mid Cap Fund
Equity Securities—
Domestic†	483,166,959	—	—	—	—	—	483,166,959
Equity Securities—
Foreign†	25,827,712	—	—	—	—	—	25,827,712
Mutual Funds	65,239,831	—	—	—	—	—	65,239,831
BNY Mellon
International Fund
Equity Securities—
Foreign†	733,989,993	—	—	—	—	—	733,989,993
Mutual Funds/Exchange
Traded Funds	23,009,607	—	—	—	—	—	23,009,607
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	—	1,242	(8,790)	—	—	(7,548)
BNY Mellon Emerging
Markets Fund
Equity Securities—
Foreign†	2,186,003,986	—	—	—	—	—	2,186,003,986
Mutual Funds/Exchange
Traded Funds	141,656,728	—	—	—	—	—	141,656,728
Rights†	30,999	—	—	—	—	—	30,999
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	—	41,152	(63,061)	—	—	(21,909)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon International
Appreciation Fund
Equity Securities—
Foreign†	163,432,943	—	—	—	—	—	163,432,943
Mutual Funds	1,296,943	—	—	—	—	—	1,296,943
U.S. Treasury	—	—	154,972	—	—	—	154,972
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	—	7,042	(31,720)	—	—	(24,678)
Futures†††	27,036	(36)	—	—	—	—	27,000
BNY Mellon International
Equity Income Fund
Equity Securities—
Foreign†	49,711,820	—	—	—	—	—	49,711,820
Mutual Funds/Exchange
Traded Funds	4,243,717	—	—	—	—	—	4,243,717
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	—	3,548	—	—	—	3,548
BNY Mellon Asset
Allocation Fund
Asset—Backed	—	—	1,155,316	—	—	—	1,155,316
Commercial
Mortgage—Backed	—	—	1,402,244	—	—	—	1,402,244
Corporate Bonds†	—	—	21,857,958	—	—	—	21,857,958
Equity Securities—
Domestic†	56,450,022	—	—	—	—	—	56,450,022
Equity Securities—
Foreign†	6,244,284	—	—	—	—	—	6,244,284
Foreign Government	—	—	945,743	—	—	—	945,743
Municipal Bonds	—	—	4,311,516	—	—	—	4,311,516
Mutual Funds/Exchange
Traded Funds	267,970,672	—	—	—	—	—	267,970,672
U.S. Government
Agencies/
Mortgage—Backed	—	—	24,004,617	—	—	—	24,004,617
U.S. Treasury	—	—	15,714,106	—	—	—	15,714,106

†	See Statement of Investments for additional detailed categorizations.
††	See Statement of Securities Sold Short for additional detailed categorizations.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

The Funds	137

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measure-ments.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amountThe Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 29, 2012.

Table 2—Securities Lending Agreement
BNY Mellon Large Cap Stock Fund	$16,910
BNY Mellon Income Stock Fund	9,159
BNY Mellon Mid Cap Stock Fund	16,783
BNY Mellon Small Cap Stock Fund	59,753
BNY Mellon Focused Equity
Opportunities Fund	350
BNY Mellon Small/Mid Cap Fund	618,800
BNY Mellon Asset Allocation Fund	3,068

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with each fund.

The funds may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Table 3 summarizes each fund’s investments in affiliated investment companies for the period ended February 29, 2012.

(d) Foreign currency transactions: BNY Mellon Emerging Markets Fund, BNY Mellon International Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

Table 3—Affiliated Investment Companies

						Change in
						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2011	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/29/2012	($)	Assets (%)	Distributions ($)
BNY Mellon Large Cap
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,293,000		163,881,899	149,831,380	—	—	16,343,519		1.5	—
Dreyfus Institutional
Cash Advantage
Fund	225,880,181		128,294,009	353,657,413	—	—	516,777		0.1	—
Total	228,173,181		292,175,908	503,488,793	—	—	16,860,296		1.6	—
BNY Mellon Large
Cap Market
Opportunities Fund
BNY Mellon U.S. Core
Equity 130/30
Fund, CI. M	35,831,718		3,117,063	23,706,256	(1,638,292)	3,521,878	17,126,111		12.6	142,062
Dreyfus Institutional
Preferred Plus Money
Market Fund	3,414,000		41,303,589	42,334,561	—	—	2,383,028		1.8	—
Total	39,245,718		44,420,652	66,040,817	(1,638,292)	3,521,878	19,509,139		14.4	142,062
BNY Mellon
Tax-Sensitive
Large Cap
Multi-Strategy Fund
BNY Mellon U.S. Core
Equity 130/30
Fund, CI. M	13,084,944		1,476,385	6,546,245	(444,487)	1,336,206	8,906,803		8.8	51,386
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,666,000		27,161,907	27,938,825	—	—	1,889,082		1.9	—
Total	15,750,944		28,638,292	34,485,070	(444,487)	1,336,206	10,795,885		10.7	51,386
BNY Mellon Income
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	10,004,000		116,106,063	115,763,315	—	—	10,346,748		2.4	—
Dreyfus Institutional
Cash Advantage Fund	43,732,836		123,094,809	148,955,720	—	—	17,871,925		4.1	—
Total	53,736,836		239,200,872	264,719,035	—	—	28,218,673		6.5	—
BNY Mellon Mid Cap
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	15,997,000		231,867,892	237,373,432	—	—	10,491,460.8			—
Dreyfus Institutional
Cash Advantage
Fund	174,890,111		409,526,293	559,486,023	—	—	24,930,381		1.9	—
Total	190,887,111		641,394,185	796,859,455	—	—	35,421,841		2.7	—

The Funds	139

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies (continued)

						Change in
						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2011	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/29/2012	($)	Assets (%)	Distributions ($)
BNY Mellon Small Cap
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	9,681,000		82,054,246	85,935,463	—	—	5,799,783		1.8	—
Dreyfus Institutional Cash
Advantage Fund	106,062,686		91,563,027	173,496,516	—	—	24,129,197		7.6	—
Total	115,743,686		173,617,273	259,431,979	—	—	29,928,980		9.4	—
BNY Mellon U.S. Core
Equity 130/30 Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	786,000		64,509,867	65,295,867	—	—	—		—	—
BNY Mellon Focused Equity
Opportunities Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	930,000		50,079,940	46,609,351	—	—	4,400,589		1.0	—
Dreyfus Institutional Cash
Advantage Fund	19,835,759		8,860,130	28,695,889	—	—	—		—	—
Total	20,765,759		58,940,070	75,305,240	—	—	4,400,589		1.0	—
BNY Mellon
Small/Mid Cap Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	26,815,000		134,613,280	152,250,245	—	—	9,178,035		1.8	—
Dreyfus Institutional Cash
Advantage Fund	81,958,309		151,745,235	177,641,748	—	—	56,061,796		10.8	—
Total	108,773,309		286,358,515	329,891,993	—	—	65,239,831		12.6	—
BNY Mellon
International Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	4,200,000		107,774,879	100,564,671	—	—	11,410,208		1.5	—
BNY Mellon Emerging
Markets Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	27,500,000		282,434,495	236,538,973	—	—	73,395,522		3.1	—
BNY Mellon International
Appreciation Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	—		17,836,373	16,539,430	—	—	1,296,943.8			—

Table 3—Affiliated Investment Companies (continued)

						Change in
						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2011	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/29/2012	($)	Assets (%)	Distributions ($)
BNY Mellon International
Equity Income Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	—		28,433,879	27,002,362	—	—	1,431,517		2.7	—
BNY Mellon Asset
Allocation Fund
BNY Mellon Emerging
Markets Fund, CI. M	33,310,787		6,501,990	—	—	198,927	40,011,704		10.1	1,454,991
BNY Mellon Focused
Equity Opportunities
Fund, CI. M	—		23,665,605	—	—	1,900,749	25,566,354		6.5	72,605
BNY Mellon Intermediate
Bond Fund, CI. M	—		14,578,470	1,168,000	2,560	31,864	13,444,894		3.4	206,076
BNY Mellon International
Fund, CI. M	29,195,711		450,541	17,715,000	(8,699,121)	7,565,037	10,797,168		2.7	450,541
BNY Mellon Mid Cap
Stock Fund, CI. M	23,511,412		567,002	6,200,000	(965,155)	1,836,112	18,749,371		4.7	567,002
BNY Mellon Short-Term
U.S. Government
Securities Fund, CI. M	—		7,220,800	—	—	(35,152)	7,185,648		1.8	23,149
BNY Mellon
Small/Mid Cap
Fund, CI. M	—		8,465,444	—	—	306,481	8,771,925		2.2	97,444
BNY Mellon Small Cap
Stock Fund, CI. M	13,841,460		—	13,443,422	(1,643,666)	1,245,628	—		—	—
BNY Mellon U.S. Core
Equity 130/30
Fund, CI. M	—		19,808,913	9,539,000	679,581	1,090,384	12,039,878		3.1	108,912
Dreyfus Emerging
Markets Debt Local
Currency Fund, Cl. I	—		4,173,643	—	—	134,711	4,308,354		1.1	61,643
Dreyfus Global Real Estate
Securities Fund, Cl. I	—		6,943,788	—	—	703,789	7,647,577		1.9	143,789
Dreyfus High Yield
Fund, Cl. I	—		9,461,732	—	—	476,235	9,937,967		2.5	189,561
Dreyfus Inflation Adjusted
Securities Fund	—		10,969,535	—	—	181,255	11,150,790		2.8	174,242
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,470,000		74,900,871	69,704,633	—	—	7,666,238		2.0	—
Dreyfus Select
Managers Small Cap
Growth Fund, Cl. I	—		7,293,000	—	—	379,203	7,672,203		2.0	—

The Funds	141

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies (continued)

						Change in
						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2011	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/29/2012	($)	Assets (%)	Distributions ($)
BNY Mellon
Asset Allocation
Fund (continued)
Dreyfus Select
Managers Small Cap
Value Fund, Cl. I	—		11,134,597	1,947,000	124,640	551,625	9,863,862		2.5	934,597
Dreyfus U.S. Equity
Fund, Cl. I	—		17,589,337	—	—	1,692,683	19,282,020		4.9	74,336
Dreyfus/Newton
International
Equity Fund, Cl. I	—		6,321,187	1,947,000	(17,197)	98,413	4,455,403		1.1	221,187
Global Stock Fund, Cl. I	—		20,809,532	—	—	2,082,800	22,892,332		5.8	409,533
Dreyfus Institutional
Cash Advantage
Fund	18,242,094		18,722,928	35,222,155	—	—	1,742,867.4			—
Total	120,571,464		269,578,915	156,886,210	(10,518,358)	20,440,744	243,186,555		61.5	5,189,608

†	Includes reinvested dividends/distributions.

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(e) Concentration of risk: BNY Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.”The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund declare and pay dividends from investment income-net annually.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify and the policy of BNY Mellon International Equity Income Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2012, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Except for BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund and BNY Mellon International Equity Income Fund, each of the tax years in the three-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities. For the BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund, each of the tax years in the two-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each relevant fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Funds	143

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2011.

Table 5 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2011.The tax character of current year distributions will be determined at the end of the current fiscal year.

BNY Mellon Asset Allocation Fund

(h) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity.ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

Table 4—Capital Loss Carryover

Expiring in fiscal	2017($)†	2018	($)†	Total ($)
BNY Mellon Large Cap Stock Fund	—	25,090,340		25,090,340
BNY Mellon Income Stock Fund	—	12,929,226		12,929,226
BNY Mellon Small Cap Stock Fund	—	74,949,412		74,949,412
BNY Mellon U.S. Core Equity 130/30 Fund	18,554,851	32,853,812		51,408,663
BNY Mellon International Fund	107,124,489	462,294,170		569,418,659
BNY Mellon International Appreciation Fund	15,657,135	—		15,657,135

† If not applied, the carryovers expire in the above years.

Table 5—Tax Character of Distributions Paid

	Ordinary Income ($)	Long-Term Capital Gains ($)
	2011			2011
BNY Mellon Large Cap Stock Fund	13,291,252			—
BNY Mellon Large Cap Market Opportunities Fund	183,058			—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	186,294			75
BNY Mellon Income Stock Fund	3,104,684			—
BNY Mellon Mid Cap Stock Fund	—			358,451
BNY Mellon U.S. Core Equity 130/30 Fund	1,000,686			—
BNY Mellon Focused Equity Opportunities Fund	1,301,844			—
BNY Mellon Small/Mid Cap Fund	2,897,589			237,575
BNY Mellon International Fund	21,184,188			—
BNY Mellon Emerging Markets Fund	9,733,250			—
BNY Mellon International Appreciation Fund	5,599,840			—
BNY Mellon Asset Allocation Fund	7,382,447			—

NOTE 3—Bank Lines of Credit:

Except for BNY Mellon International Equity Income Fund, the funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2012, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 for BNY Mellon Large Cap Stock Fund, was approximately $1,058,800 with a related weighted average annualized interest rate of 1.47%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 for BNY Mellon Mid Cap Stock Fund, was approximately $97,300 with a related weighted average annualized interest rate of 1.34%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 for BNY Mellon Small Cap Stock Fund, was approximately $196,200 with a related weighted average annualized interest rate of 1.39%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 for BNY Mellon U.S. Core Equity 130/30 Fund, was approximately $1,391,200 with a related weighted average annualized interest rate of 1.20%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 for BNY Mellon Focused Equity Opportunities Fund, was approximately $359,300 with a related weighted average annualized interest rate of 1.24%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 for BNY Mellon Small/Mid Cap Fund, was approximately $33,500 with a related weighted average annualized interest rate of 1.23%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 for BNY Mellon International Fund, was approximately $1,175,800 with a related weighted average annualized interest rate of 1.27%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 for BNY Mellon Emerging Markets Fund, was approximately $3,647,800 with a related weighted average annualized interest rate of 1.23%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 for BNY Mellon International Appreciation Fund, was approximately $55,500 with a related weighted average annualized interest rate of 1.23%.

NOTE 4—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment

The Funds	145

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Stock Fund, .85% of BNY Mellon Small Cap Stock Fund, .80% of BNY Mellon U.S. Core Equity 130/30 Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Large Cap Market Opportunities Fund, the Investment Adviser has contractually agreed, until January 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses (excluding shareholder services fees, taxes, interest expense, commitment fees on borrowings, brokerage commissions and extraordinary expenses), do not exceed 1.25% of the value of the average daily net assets of their respective class. During the period ended February 29, 2012, there was no reduction in the fund’s investment advisory fee.

For BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, the Investment Adviser has contractually agreed, until January 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses (excluding shareholder services fees, taxes, interest expense, commitment fees on borrowings, brokerage commissions and extraordinary expenses), do not exceed 1.15% of the value of the average daily net assets of their respective class. During the period ended February 29, 2012, there was no reduction in the fund’s investment advisory fee.

For BNY Mellon International Equity Income Fund, the Investment Adviser has contractually agreed, until January 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses (excluding shareholder services fees, taxes, brokerage commissions and extraordinary expenses), do not exceed 1.20% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, amounted to $53,725 during the period ended February 29, 2012.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, until December 31, 2012, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual fund operating expenses (including indirect fees and expense of the underlying funds, but excluding shareholder services fees, taxes, interest expense, commitment fees on borrowings, brokerage commissions and extraordinary expenses) do not exceed .87% of the value of the average daily net assets of their respective class.The reduction in investment advisory fee, amounted to $134,156 during the period ended February 29, 2012.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund, which are invested in cash or money market instruments or shares of other underlying funds.

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

During the period ended February 29, 2012, the Distributor retained $3 from CDSCs on redemptions of BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) BNY Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. BNY Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 29, 2012, BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $1,410 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and BNY Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 6 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 29, 2012, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 6—Shareholder Service Plan Fees
BNY Mellon Large Cap Stock Fund	$15,547
BNY Mellon Large Cap Market
Opportunities Fund	105
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	24
BNY Mellon Income Stock Fund	1,540
BNY Mellon Mid Cap Stock Fund,
Investor shares	32,992
BNY Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	470
BNY Mellon Small Cap Stock Fund	8,595
BNY Mellon U.S. Core
Equity 130/30 Fund	734
BNY Mellon Focused Equity
Opportunities Fund	273
BNY Mellon Small/Mid Cap Fund	512
BNY Mellon International Fund	7,504
BNY Mellon Emerging Markets Fund	26,025
BNY Mellon International
Appreciation Fund	4,808
BNY Mellon International
Equity Income Fund	6
BNY Mellon Asset Allocation Fund	5,495

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which

The Funds	147

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 7 summarizes the amount each fund was charged during the period ended February 29, 2012, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations. These fees of each relevant fund were partially offset by earnings credits, also summarized in Table 7.

Table 7—Cash Management Agreement Fees
Cash Management		Earnings
	Fees ($)	Credits ($)
BNY Mellon Large Cap
Stock Fund	90	(1)
BNY Mellon Large Cap
Market Opportunities Fund	6	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	7	—
BNY Mellon Income Stock Fund	32	—
BNY Mellon Mid Cap Stock Fund	1,967	(24)
BNY Mellon Small Cap
Stock Fund	527	(6)
BNY Mellon U.S. Core
Equity 130/30 Fund	18	—
BNY Mellon Focused Equity
Opportunities Fund	18	—
BNY Mellon Small/Mid Cap Fund	27	—
BNY Mellon International Fund	131	(2)
BNY Mellon Emerging
Markets Fund	340	(4)
BNY Mellon International
Appreciation Fund	212	(3)
BNY Mellon International
Equity Income Fund	4	—
BNY Mellon Asset Allocation Fund	24	—

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 8 summarizes the amount each fund was charged during the period ended February 29, 2012, pursuant to the custody agreement.

Table 8—Custody Agreement Fees
BNY Mellon Large Cap Stock Fund	$38,662
BNY Mellon Large Cap
Market Opportunities Fund	14,962
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	33,357
BNY Mellon Income Stock Fund	8,806
BNY Mellon Mid Cap Stock Fund	38,860
BNY Mellon Small Cap Stock Fund	27,861
BNY Mellon U.S. Core
Equity 130/30 Fund	24,627
BNY Mellon Focused
Equity Opportunities Fund	21,246
BNY Mellon Small/Mid Cap Fund	20,869
BNY Mellon International Fund	157,687
BNY Mellon Emerging Markets Fund	1,209,962
BNY Mellon International
Appreciation Fund	36,369
BNY Mellon International
Equity Income Fund	7,500
BNY Mellon Asset Allocation Fund	14,857

During the period ended February 29, 2012, each fund was charged $3,209 for services performed by the Chief Compliance Officer and his staff.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each Trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000. Effective March 13, 2012, the annual fee increased to $80,000, with the Chairman of the Trust’s Board and Audit Committee receiving additional annual fees of $20,000 and $15,000, respectively.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Large Cap Stock Fund	542,522	—	2,542	35,005	1,061	—
BNY Mellon Large Cap Market
Opportunities Fund	66,834	—	2	10,641	1,061	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	51,835	—	2	22,750	1,061	—
BNY Mellon Income Stock Fund	215,097	—	289	6,001	1,061	—
BNY Mellon Mid Cap Stock Fund	780,178	209	5,510	40,005	1,061	—
BNY Mellon Small Cap Stock Fund	218,897	—	1,358	25,157	1,061	—
BNY Mellon U.S. Core
Equity 130/30 Fund	187,466	—	31	16,630	1,061	—
BNY Mellon Focused
Equity Opportunities Fund	247,283	—	22	14,098	1,061	—
BNY Mellon Small/Mid Cap Fund	308,252	—	107	18,001	1,061	—
BNY Mellon International Fund	511,604	—	1,095	160,710	1,061	—
BNY Mellon Emerging Markets Fund	2,046,525	—	4,447	900,101	1,061	—
BNY Mellon International
Appreciation Fund	65,217	—	833	8,073	1,061	—
BNY Mellon International
Equity Income Fund	28,236	—	2	7,500	1,061	(14,230)
BNY Mellon Asset Allocation Fund	84,312	—	1,093	9,900	1,061	(29,379)

Table 10—Purchases and Sales

				Purchases ($)		Sales ($)
BNY Mellon Large Cap Stock Fund				443,737,102	566,510,488
BNY Mellon Large Cap Market Opportunities Fund				43,882,801		38,925,128
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund				31,666,752		16,900,236
BNY Mellon Income Stock Fund				219,282,671		32,124,391
BNY Mellon Mid Cap Stock Fund				963,618,178	1,040,344,938
BNY Mellon Small Cap Stock Fund				249,176,764	313,869,765
BNY Mellon Focused Equity Opportunities Fund				144,565,578	146,070,020
BNY Mellon Small/Mid Cap Fund				347,168,366	342,291,234
BNY Mellon International Fund				164,636,344	293,286,820
BNY Mellon Emerging Markets Fund				587,220,291	677,474,298
BNY Mellon International Appreciation Fund				1,061,798		40,304,171
BNY Mellon International Equity Income Fund				60,436,276		10,885,877
BNY Mellon Asset Allocation Fund				254,319,949	243,719,985
BNY Mellon U.S. Core Equity 130/30 Fund:
Long transactions				255,957,267	336,285,259
Short sale transactions				183,964,002	166,565,829
Total				439,921,269	502,851,088

The Funds	149

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities and securities sold short, excluding short-term securities, financial futures, options transactions and forward contracts, during the period ended February 29, 2012.

Short Sales: BNY Mellon U.S. Core Equity 130/30 Fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short position. Securities Sold Short at February 29, 2012, and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

Table 11 shows BNY Mellon International Appreciation Fund’s exposure to different types of market risk as it

Table 11—Derivatives and Hedging

Fair value of derivative instruments for BNY Mellon International Appreciation Fund as of February 29, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	27,036	Equity risk[1]	(36)
Foreign exchange risk[2]	7,042	Foreign exchange risk[3]	(31,720)
Gross fair value of derivatives contracts	34,078		(31,756)

Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Unrealized appreciation on forward foreign currency exchange contracts.
[3] Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations for BNY Mellon International Appreciation Fund during the period ended February 29, 2012 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
Underlying risk	Futures[4]	Forward Contracts[5]	Total
Equity	63,964	—	63,964
Foreign exchange	—	(112,165)	(112,165)
Total	63,964	(112,165)	(48,201)

	Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures[6]	Forward Contracts[7]	Total
Equity	64,591	—	64,591
Foreign exchange	—	(44,559)	(44,559)
Total	64,591	(44,559)	20,032

Statement of Operations location:

[4]	Net realized gain (loss) on financial futures.
[5]	Net realized gain (loss) on forward foreign currency exchange contracts.
[6]	Net unrealized appreciation (depreciation) on financial futures.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at February 29, 2012 are set forth in the Statement of Financial Futures.

Options: BNY Mellon Income Stock Fund and BNY Mellon Focused Equity Opportunities Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment. Each fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, each fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, each fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, each fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, each fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, each fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, each fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, each fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However,

The Funds	151

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

this risk is limited to the premium paid by each fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.

Table 12 summarizes BNY Mellon Income Stock Fund’s and BNY Mellon Focused Equity Opportunities Fund’s call/put options written during the period ended February 29, 2012.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates.Any realized gain or loss which occurred during the period is reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counter-party nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. Table 13 summarizes open forward contracts for each fund at February 29, 2012.

Table 12—Options Written

BNY Mellon Income Stock Fund			Options Terminated
	Number of	Premiums		Net Realized
Options Written	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding August 31, 2011	948	127,392
Contracts written	1,448	162,021
Contracts terminated:
Contracts closed	246	24,361	61,746	(37,385)
Contracts expired	614	108,853	—	108,853
Contracts exercised	286	39,986
Total contracts terminated	1,146	173,200	61,746	71,468
Contracts outstanding February 29, 2012	1,250	116,213

Table 12—Options Written (continued)

BNY Mellon Focused Equity Opportunities Fund			Options Terminated
	Number of	Premiums		Net Realized
Options Written	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding August 31, 2011	—	—
Contracts written	400	74,398
Contracts terminated;
Contracts closed	400	74,398	115,600	(41,202)
Contracts outstanding February 29, 2012	—	—

Table 13—Forward Foreign Currency Exchange Contracts

BNY Mellon International Fund
			Foreign			Unrealized
		Number of	Currency			Appreciation
Forward Foreign Currency Exchange Contracts		Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Japanese Yen, Expiring 3/2/2012[a]		1	36,405,455	453,114	447,847	(5,267)
Swiss Franc, Expiring 3/1/2012[b]		1	351,487	392,035	388,512	(3,523)
Sales:				Proceeds ($)
Australian Dollar, Expiring 3/1/2012[c]		1	203,026	218,391	217,736	655
British Pound, Expiring 3/2/2012[d]		1	136,563	217,689	217,256	433
Hong Kong Dollar, Expiring 3/1/2012[e]		1	8,680,213	1,119,287	1,119,133	154
Gross Unrealized Appreciation						1,242
Gross Unrealized Depreciation						(8,790)

Counterparties:
a JPMorgan Chase & Co.
b Credit Suisse First Boston
c Morgan Stanley
[d] UBS
e Deutsche Bank

Table 13—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon Emerging Markets Fund
			Foreign			Unrealized
		Number of	Currency			Appreciation
Forward Foreign Currency Exchange Contracts		Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real, Expiring:
3/2/2012	[a]	16	7,682,661	4,470,261	4,473,815	3,554
3/5/2012	[a]	1	116,349	67,390	67,753	363
Chilean Peso, Expiring 3/2/2012[b]		2	260,541,512	538,865	542,964	4,099
Indian Rupee, Expiring 3/1/2012[c]		7	140,096,838	2,852,715	2,858,535	5,820
Indonesian Rupiah, Expiring:
3/1/2012	[d]	1	872,761,782	95,488	96,759	1,271
3/2/2012	[d]	1	899,316,401	98,934	99,702	768
3/5/2012	[d]	3	3,927,169,162	431,178	435,384	4,206
Malaysian Ringgit, Expiring 3/5/2012[d]		2	1,701,766	567,823	568,108	285
South Korean Won, Expiring 3/5/2012[d]		12	4,066,752,242	3,657,152	3,635,169	(21,983)
Taiwan Dollar, Expiring 3/1/2012[e]		1	36,815,000	1,255,542	1,252,381	(3,161)
Thai Baht, Expiring 3/5/2012[d]		3	21,236,230	695,586	701,676	6,090
Sales:				Proceeds ($)
Indian Rupee, Expiring:
3/1/2012	[c]	2	28,294,196	573,105	577,314	(4,209)
3/2/2012	[c]	4	102,855,604	2,064,959	2,098,667	(33,708)
South African Rand, Expiring 3/2/2012[f]		1	12,093,878	1,624,648	1,609,952	14,696
Gross Unrealized Appreciation						41,152
Gross Unrealized Depreciation						(63,061)

Counterparties:

a	Citicorp
b	Banco Itau de Chile
c	Deustche Bank
[d]	HSBC
e	Standard Chartered Bank
f	UBS

The Funds	153

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 13—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon International Appreciation Fund
		Foreign			Unrealized
	Number of	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar, Expiring 3/21/2012[a]	2	216,473	232,891	231,588	(1,303)
British Pound, Expiring 3/21/2012[a]	3	367,032	580,621	583,826	3,205
Euro, Expiring 3/21/2012[a]	4	585,012	775,641	779,478	3,837
Japanese Yen, Expiring 3/21/2012[a]	3	44,507,378	578,026	547,609	(30,417)
Gross Unrealized Appreciation					7,042
Gross Unrealized Depreciation					(31,720)

Counterparty:
a UBS

Table 13—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon International Equity Income Fund
		Foreign
	Number of	Currency			Unrealized
Forward Foreign Currency Exchange Contracts	Contracts	Amounts	Cost ($)	Value ($)	Appreciation ($)
Purchases:
South African Rand, Expiring 3/2/2012[a]	1	2,662,440	350,879	354,427	3,548

Counterparty:
a UBS

Table 14 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 29, 2012.

Table 15 summarizes accumulated net unrealized appreciation (depreciation) on investments for each fund at February 29, 2012.

At February 29, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 14—Average Market Value of Derivatives

			Average
			Market Value ($)
BNY Mellon Income Stock Fund
Equity options contracts			168,849
BNY Mellon International Fund
Forward contracts			3,236,448
BNY Mellon Emerging Markets Fund
Forward contracts			7,681,388
BNY Mellon International Appreciation Fund
Equity futures contracts			2,173,605
Forward contracts			2,544,048
BNY Mellon International Equity Inocme Fund
Forward contracts			2,452,845

Table 15—Accumulated Net Unrealized Appreciation (Depreciation)

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	231,563,705	10,026,515	221,537,190
BNY Mellon Large Cap Market Opportunities Fund	14,758,569	1,828,096	12,930,473
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	12,933,387	880,742	12,052,645
BNY Mellon Income Stock Fund	40,640,802	3,350,392	37,290,410
BNY Mellon Mid Cap Stock Fund	228,836,512	19,864,967	208,971,545
BNY Mellon Small Cap Stock Fund	42,641,763	9,882,886	32,758,877
BNY Mellon U.S. Core Equity 130/30 Fund	55,081,596	3,967,231	51,114,365
BNY Mellon Focused Equity Opportunities Fund	79,174,452	6,682,361	72,492,091
BNY Mellon Small/Mid Cap Fund	77,119,576	10,104,041	67,015,535
BNY Mellon International Fund	52,969,487	126,663,085	(73,693,598)
BNY Mellon Emerging Markets Fund	315,013,327	154,696,748	160,316,579
BNY Mellon International Appreciation Fund	15,437,544	60,429,006	(44,991,462)
BNY Mellon International Equity Income Fund	3,173,320	249,836	2,923,484
BNY Mellon Asset Allocation Fund	38,439,688	1,366,763	37,072,925

The Funds	155

INFORMATION ABOUT THE APPROVAL OF BNY MELLON INTERNATIONAL
EQUITY INCOME FUND’S INVESTMENT ADVISORY AGREEMENT
AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on December 6, 2011, the Board considered the approval of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”) with respect to BNY Mellon International Equity Income Fund and BNY Mellon Corporate Bond Fund pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, will provide each fund with investment advisory and administrative services.The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the approval of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the other funds comprising the Trust, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the other funds of the Trust and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution with respect to BNY Mellon International Equity Income Fund.

Comparative Analysis of the Funds’ Performance and Management Fee and Expense Ratio.As each fund had not yet commenced operations, the Board was not able to review each fund’s performance.The Board discussed with Dreyfus representatives each fund’s portfolio management team and the investment strategies to be employed in the management of each fund’s assets.The Board noted Dreyfus’ reputation and experience.

BNY Mellon International Equity Income Fund

The Board reviewed comparisons of the fund’s proposed management fee and anticipated expense ratio and reviewed the management fees and expense ratios of funds in the fund’s anticipated Lipper, Inc. (“Lipper”) category (the “Category”) and the average and median management fees in the Category.The Board noted that the fund’s contractual management fee was above the average and median management fees for the funds in the Category.The fund’s estimated total expenses (as limited through at least January 1, 2013 by agreement with BNY Mellon Fund Advisers (Dreyfus) to waive receipt of its fees and/or assume the expenses of the fund so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed

1.20% of the fund’s average daily net assets) were below the average and median expense ratios of the funds in the Category (net of any fee waivers and reimbursements).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

BNY Mellon Corporate Bond Fund

The Board reviewed comparisons of the fund’s proposed management fee and anticipated expense ratio and reviewed the management fees and expense ratios of funds in the fund’s anticipated Lipper, Inc. (“Lipper”) category (the “Category”) and the average and median management fees in the Category.The Board noted that the fund’s contractual management fee was above the average and median management fees for the funds in the Category.The fund’s estimated total expenses (as limited through at least March 1, 2013 by agreement with BNY Mellon Fund Advisers (Dreyfus) to waive receipt of its fees and/or assume the expenses of the fund so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.60% of the fund’s average daily net assets) were below the average and median expense ratios of the funds in the Category (net of any fee waivers and reimbursements).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale.As each fund had not yet commenced operations, Dreyfus representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus, or any economies of scale.The Board considered potential benefits to Dreyfus from acting as investment adviser and noted the possibility of soft dollar arrangements with respect to trading each fund’s investments. The Board also considered the uncertainty of the estimated asset

The Funds	157

INFORMATION ABOUT THE APPROVAL OF BNY MELLON INTERNATIONAL EQUITY INCOME FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

levels and the renewal requirements for advisory agreements and their ability to review the management fee annually after the initial term of the Agreement.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Agreement with respect to each fund. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus to each fund are adequate and appropriate.

  The Board concluded that since the funds had not yet commenced operations, the performance of the funds could not be measured and was not a factor.

  The Board concluded that the fee to be paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that because the funds had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the relevant fund, the Board would seek to have those economies of scale shared with the fund in connection with future renewals.

The Board considered these conclusions and determinations. It should be noted that the Board’s consideration of the contractual fee arrangements for the funds had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives, and the Board’s conclusions may be based, in part, on its previous consideration of similar arrangements.The Board determined that approval of the Agreement was in the best interests of each fund and its respective shareholders.

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

The BNY Mellon Funds

BNY Mellon Bond Fund
BNY Mellon Intermediate Bond Fund
BNY Mellon Intermediate U.S. Government Fund
BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT	February 29, 2012

Contents

The Funds
Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Bond Fund	3
BNY Mellon
Intermediate Bond Fund	5
BNY Mellon Intermediate
U.S. Government Fund	7
BNY Mellon Short-Term U.S.
Government Securities Fund	9
UnderstandingYour Fund’s Expenses	11
ComparingYour Fund’s Expenses
With Those of Other Funds	12
Statements of Investments	13
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	40

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

• Not FDIC-Insured
• Not Bank-Guaranteed
• May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for the BNY Mellon FundsTrust, covering the six-month period from September 1, 2011, through February 29, 2012. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. bond markets encountered heightened volatility at the start of the reporting period when investors fled riskier assets due to adverse macroeconomic developments ranging from an unprecedented downgrade of long-term U.S. debt securities to the resurgence of a sovereign debt crisis in Europe.These factors triggered a rally among traditional safe havens, such as U.S. government securities. Better economic news derailed the rally in October, but government bond yields continued to trend downward and prices rose over much of the remainder of the reporting period. While corporate-backed bonds were hurt during the flight to quality, they produced positive returns for the reporting period, on average, as investors searched for competitive yields in a low interest-rate environment.

Our economic forecast calls for faster U.S. GDP growth in 2012 than in 2011, and we expect the United States to continue to post better economic data than most of the rest of the developed world.An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to offset risks stemming from the ongoing European debt crisis and volatile energy prices. As always, we encourage you to talk with your portfolio manager about how these developments may affect your investments.

Thank you for your continued confidence and support.

David K. Mossman
President
BNY Mellon Funds Trust
March 15, 2012

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Bond Fund’s Class M shares produced a total return of 2.76%, and Investor shares returned 2.70%.1 In comparison, the fund’s benchmark, the Barclays U.S.Aggregate Index (the “Index”), produced a total return of 2.73%.2

U.S. government securities rallied strongly early in the reporting period as economic uncertainty intensified amid a subpar U.S. economic recovery and a sovereign debt crisis in Europe, sparking a flight to traditional safe havens among investors. However, higher yielding sectors of the bond market later rebounded when economic concerns eased, enabling them to produce more robust returns than U.S. government securities for the reporting period overall.The fund’s returns were roughly in line with the benchmark, as above-average results from higher yielding market sectors were balanced by a modestly short average duration.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds.The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Changing Investor Sentiment Sparked Heightened Volatility

At the start of the reporting period, investor confidence had deteriorated substantially due to a persistent sovereign debt crisis in Europe, which threatened to spread from Greece to other members of the European Union. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to an unprecedented downgrade of longer-term U.S. government debt by a major credit-rating agency. These developments triggered a dramatic shift away from riskier assets and toward traditional safe havens. Ironically, U.S. government bonds gained considerable value during the flight to quality in the wake of the credit-rating downgrade. In contrast, investment-grade and high yield corporate bonds suffered sharp declines.

Economic data and investor confidence seemed to improve from October 2011 through February 2012, when employment trends improved and it became more apparent that the U.S. economic expansion remained intact. Moreover, the European Union seemed to make some progress in addressing the region’s fiscal problems. Consequently, U.S. government securities gave back some of their previous gains, and higher yielding securities—including corporate bonds, asset-backed securities and mortgage-backed securities—rallied over the final months of 2011 and the opening months of 2012, pushing their returns into positive territory, on average, for the past six months.

Higher Yielding Bonds Buoyed the Fund’s Results

The fund received positive contributions to its relative performance from an overweighted position in investment-grade corporate-backed securities, which rallied strongly from previously depressed levels as investor

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

sentiment improved. In addition, Treasury Inflation Protected Securities (“TIPS”), which are not represented in the benchmark, gained value despite negligible inflation during the reporting period.To a lesser degree, overweighted exposure to mortgage-backed securities also helped bolster the fund’s relative performance.

Strength in these areas was partly offset by shortfalls in others. Most notably, an underweighted position in longer-term U.S.Treasury securities prevented the fund from participating more fully in their gains during the flight to quality. In addition, the fund’s relatively short average duration reduced its overall sensitivity to falling interest rates, detracting from relative results. Finally, relatively light holdings among higher yielding bonds with maturities of 8.5 years and longer proved counterproductive during the reporting period.

Adjusting to a Changing Market Environment

In our analysis as of the reporting period’s end, we believe the majority of market gains stemming from falling long-term interest rates is probably behind us. In addition, the Federal Reserve Board has indicated that it intends to keep short-term interest rates low for some time to come. Consequently, total returns from bonds may be more muted in 2012 than they were in 2011.

In light of these expectations, we have begun to move toward a more cautious investment posture. For example, we currently intend to lengthen the fund’s average duration when ongoing market volatility presents what we believe are attractive opportunities for us to do so.We also are committed to maintaining a well-diversified portfolio in order to help mitigate the impact of unexpected weakness in any individual security or market sector. However, we have continued to favor higher yielding market sectors, including investment-grade corporate bonds, over lower yielding U.S. government securities. In our judgment, these are prudent strategies in an uncertain economy and a low interest-rate environment.

March 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 1.92%, and Investor shares returned 1.79%.1 In comparison, the fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 1.70%.2

U.S. government securities rallied early in the reporting period when economic uncertainty intensified. However, higher yielding sectors of the bond market later rebounded as economic concerns eased, enabling them to produce more robust returns than U.S. government securities for the reporting period overall.The fund’s returns were roughly higher than the benchmark, primarily due to strength among longer-maturity and higher yielding securities.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Changing Investor Sentiment Sparked Heightened Volatility

At the start of the reporting period, investor confidence had deteriorated substantially when a sovereign debt crisis in Greece threatened other members of the European Union. In addition, U.S. economic data proved disappointing, and investors reacted cautiously to an unprecedented downgrade of long-term U.S. government debt by a major credit-rating agency. These developments triggered a dramatic shift away from riskier assets and toward traditional safe havens. Ironically, U.S. government bonds gained considerable value during the flight to quality in the wake of the credit-rating downgrade, while corporate bonds suffered sharp declines.

Investor confidence subsequently improved when it became more apparent that the U.S. economic expansion remained intact and the European Union made credible progress in addressing its fiscal problems. Consequently, U.S. government securities gave back some of their previous gains, and higher yielding securities rallied, pushing them into positive territory, on average, for the past six months.

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

Higher Yielding Bonds Buoyed the Fund’s Results

The fund received positive contributions from an overweighted position in investment-grade corporate-backed securities, which rallied strongly as investor sentiment improved. In addition, Treasury Inflation Protected Securities (“TIPS”), which are not represented in the benchmark, gained value despite negligible inflation during the reporting period. To a lesser degree, overweighted exposure to mortgage-backed securities also helped bolster the fund’s relative performance.

Strength in these areas was partly offset by shortfalls in others. Most notably, an underweighted position in longer-term U.S.Treasury securities prevented the fund from participating more fully in their gains during the flight to quality. In addition, the fund’s relatively short average duration reduced its overall sensitivity to falling interest rates. Finally, relatively light holdings among higher yielding bonds with maturities of six years and longer proved counterproductive.

Adjusting to a Changing Market Environment

In our analysis, we believe the majority of market gains stemming from falling long-term interest rates is probably behind us. In addition, the Federal Reserve Board has indicated that it intends to keep short-term interest rates low for some time. Consequently, total returns from bonds may be more muted in 2012 than in 2011.

In light of these expectations, we have begun to adopt a more cautious investment posture. For example, we currently intend to lengthen the fund’s average duration when ongoing market volatility presents what we believe are attractive opportunities for us to do so. However, we have continued to favor higher yielding market sectors, including investment-grade corporate bonds, over lower yielding U.S. government securities. In our judgment, these are prudent strategies in an uncertain economy and a low interest-rate environment.

March 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,
Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Intermediate U.S. Government Fund’s Class M shares produced a total return of 0.84%, and Investor shares returned 0.70%.1 In comparison, the fund’s benchmark, the Barclays Intermediate Government Index (the “Index”), produced a total return of 1.03%.2

U.S. government securities rallied strongly early in the reporting period as economic uncertainty intensified amid a subpar U.S. economic recovery and a sovereign debt crisis in Europe, sparking a flight to traditional safe havens among investors.While higher yielding sectors of the bond market later rebounded when economic concerns eased, yields of U.S. government securities remained at relatively low levels due to efforts by the Federal Reserve Board (“the Fed”) to stimulate greater domestic growth. The fund’s returns were lower than the benchmark, primarily due to a relatively short average duration.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The fund allocates broadly among U.S.Treasury obligations, direct U.S. government agency debt obligations and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Under normal market conditions, the fund maintains an average effective portfolio maturity between three and 10 years. The fund attempts to manage interest rate risk by adjusting its duration.The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration.

Changing Investor Sentiment Sparked Heightened Volatility

At the start of the reporting period, investor confidence had deteriorated substantially due to a sovereign debt crisis in Europe, which threatened to spread from Greece to other members of the European Union. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to an unprecedented downgrade of longer-term U.S. government debt by a major credit-rating agency. These developments triggered a dramatic shift in September away from riskier assets and toward traditional safe havens. Ironically, U.S. government bonds gained considerable value during the flight to quality after the credit-rating downgrade. In contrast, investment-grade and high yield corporate bonds suffered sharp declines.

Investor confidence seemed to recover from October 2011 through February 2012, when employment trends improved and it became more apparent that the U.S. economic expansion remained intact.What’s more, the European Union seemed to make credible progress in addressing the region’s fiscal problems. Consequently, higher yielding securities rebounded over the final months of 2011 and the opening months of 2012. However, U.S. government securities preserved many of their previous gains, as efforts by the Fed to stimulate the U.S. economy prevented interest rates from rising substantially.

The Funds	7

DISCUSSION OF FUND PERFORMANCE (continued)

Short Average Duration Weighed on Fund Results

While the fund participated in the U.S. government securities market’s strength to a significant degree, a relatively short average duration reduced the fund’s overall sensitivity to falling interest rates, detracting from its relative results. In addition, the fund’s relatively light holdings among bonds with maturities of six years and longer proved counterproductive during the reporting period.

The fund achieved better relative performance from an underweighted position in U.S. Treasury securities. Instead, we favored U.S. government agency debentures, which offered higher yields. The fund also received positive contributions to performance from commercial mortgages and collateralized mortgage obligations.These securities fared relatively well when economic conditions improved. Finally, an allocation to Treasury Inflation Protected Securities (“TIPS”) buoyed results despite negligible inflation during the reporting period.

Adjusting to a Changing Market Environment

In our analysis as of the reporting period’s end, we believe the majority of market gains stemming from falling long-term interest rates is probably behind us. In addition, the Fed has indicated that it intends to keep short-term interest rates low for some time to come. Consequently, total returns from U.S. government securities may be more muted in 2012 than they were in 2011.

In light of these expectations, we have begun to move toward a more cautious investment posture. For example, we currently intend to lengthen the fund’s average duration when ongoing market volatility presents what we believe are attractive opportunities to do so.We also are committed to maintaining a well-diversified portfolio in order to help mitigate the impact of unexpected weakness in any individual security. In our judgment, these are prudent strategies in an uncertain economy and a low interest-rate environment.

March 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Intermediate Government
Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of
1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of –0.17%, and Investor shares returned –0.37%.1 In comparison, the Barclays 1-3Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 0.10%.2

Investor confidence rose throughout the reporting period in response to improving macroeconomic conditions, causing yield differences to narrow along the market’s maturity range and disadvantaging shorter-term U.S. government securities. The fund lagged its benchmark, primarily due to its relatively low duration exposure at a time when markets favored longer duration securities.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Falling Rates Favored Longer Duration Bonds

A variety of macroeconomic uncertainties undermined investor confidence early in the reporting period. These included an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened to spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery. Market volatility remained high, with sell-offs in stocks and higher yielding bonds accompanied by a corresponding increase in demand for traditional safe haven investments, such as U.S. government securities. As a result, yields of longer-term U.S. Treasury securities fell sharply and prices climbed.

The macroeconomic picture brightened later in the reporting period as the European Union took steps to address the region’s problems, and the United States experienced accelerating GDP growth and declining unemployment. Statements from the Federal Reserve Board (the “Fed”) indicating that it was unlikely to raise interest rates for the foreseeable future encouraged short-term bond investors to shift to maturities further out on the spectrum and to adopt larger positions in higher yielding mortgage-related securities at the expense of shorter-term Treasury bonds.

The Funds	9

DISCUSSION OF FUND PERFORMANCE (continued)

Conservative Positioning Hampered Performance

In light of the U.S. government’s efforts to bolster economic growth by injecting liquidity into the financial system, the fund began the reporting period with a conservative, short-duration investment approach designed to protect it against rising interest rates and inflation. However, this approach detracted from the fund’s relative returns early in the reporting period, as short-term interest rates remained low and shorter duration instruments fell out of favor.We responded by gradually lengthening the fund’s average duration, buying longer duration securities as opportunities to do so at what we believe were attractive prices presented themselves. By the reporting period’s end, the fund’s average duration more closely mirrored that of the benchmark.

We also sought to enhance returns by investing a relatively large percentage of the fund’s assets in U.S. government agency securities instead of Treasuries. As the supply of agency securities dwindled, we cautiously increased holdings of relatively high yielding mortgage-related bonds.The fund’s allocation to mortgage-related securities increased from under 10% in September 2011 to approximately 15% as of the end of the reporting period.

Seeking to Prudently Enhance Returns

We currently believe that moderate domestic economic growth is likely to persist. At the same time, we accept that the Fed’s policy of maintaining low rates over the short- to intermediate-term is likely to prove successful. Therefore, we have continued to look for opportunities to increase the fund’s holdings of longer duration Treasuries and higher yielding mortgage securities when they become available at attractive prices. At the same time, we remain committed to the fund’s longstanding investment approach, seeking to produce competitive levels of current income while seeking to mute volatility during times of heightened market turbulence.

March 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays 1-3Year U.S. Government
Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of
1-3 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

10

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from September 1, 2011 to February 29, 2012. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2012
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.77	$4.03
Ending value (after expenses)	$1,027.60	$1,027.00
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.76	$4.01
Ending value (after expenses)	$1,019.20	$1,017.90
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$3.94	$5.19
Ending value (after expenses)	$1,008.40	$1,007.00
Annualized expense ratio (%)	.79	1.04
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.58	$3.92
Ending value (after expenses)	$998.30	$996.30
Annualized expense ratio (%)	.52	.79

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Funds	11

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2012
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.77	$4.02
Ending value (after expenses)	$1,022.13	$1,020.89
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.77	$4.02
Ending value (after expenses)	$1,022.13	$1,020.89
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$3.97	$5.22
Ending value (after expenses)	$1,020.93	$1,019.69
Annualized expense ratio (%)	.79	1.04
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.61	$3.97
Ending value (after expenses)	$1,022.28	$1,020.93
Annualized expense ratio (%)	.52	.79

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.5%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./Auto Receivables—1.6%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	3,545,000	3,599,994
Americredit Automobile Receivables Trust, Ser. 2010-3, Cl. A3	1.14	4/8/15	6,890,000	6,920,070
Americredit Automobile Receivables Trust, Ser. 2011-3, Cl. A3	1.17	1/8/16	1,500,000	1,505,195
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	3,965,000	4,008,856
World Omni Auto Receivables Trust, Ser. 2011-A, Cl. A3	1.11	5/15/15	6,250,000	6,283,667
				22,317,782
Commercial Mortgage Pass-Through Ctfs.—1.5%
Commercial Mortgage Asset Trust, Ser. 1999-C1, Cl. D	7.35	1/17/32	2,260,000[a]	2,451,411
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	366,189[a]	366,114
GMAC Commercial Mortgage Securities, Ser. 2001-C2, Cl. B	6.79	4/15/34	4,400,000	4,399,659
Greenwich Capital Commercial Funding, Ser. 2005-GG3, Cl. A2	4.31	8/10/42	1,331,702	1,331,485
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2004-C1, Cl. A2	4.30	1/15/38	185,355	189,103
UBS-Citigroup Commercial Mortgage Trust, Ser. 2011-C1, Cl. A2	2.80	1/10/45	10,750,000	11,176,259
WF-RBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	940,000	973,932
				20,887,963
Consumer Discretionary—3.0%
Comcast, Gtd. Notes	5.90	3/15/16	8,975,000	10,447,824
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	8,414,000	9,536,327
News America, Gtd. Notes	6.15	3/1/37	2,375,000	2,748,376
Time Warner Cable, Gtd. Notes	4.13	2/15/21	10,550,000	11,217,530
Time Warner, Gtd. Notes	4.00	1/15/22	6,125,000	6,513,993
				40,464,050
Consumer Staples—1.8%
Kraft Foods, Sr. Unscd. Notes	5.38	2/10/20	9,265,000	10,820,380
Pepsico, Sr. Unscd. Notes	4.50	1/15/20	7,040,000	8,119,373
Pernod-Ricard, Sr. Unscd. Notes	4.45	1/15/22	5,610,000[b]	5,859,415
				24,799,168
Energy—1.1%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	7,540,000	8,183,169
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	6,825,000	7,371,805
				15,554,974
Entertainment & Gaming—.3%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,640,000[b]	1,526,266
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	1,420,000[b]	1,344,896
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,951,000[b]	1,815,698
				4,686,860
Financial—15.4%
American International Group, Sr. Unscd. Notes	4.25	9/15/14	9,360,000	9,700,283
Bank of America, Sub. Notes	5.49	3/15/19	19,975,000	19,686,841
BankAmerica Institutional Capital A, Gtd. Cap. Secs.	8.07	12/31/26	6,775,000[b]	6,834,281

The Funds	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	9,290,000	10,012,678
BBVA US Senior, Gtd. Notes	3.25	5/16/14	6,600,000	6,499,878
Bear Stearns, Sub. Notes	5.55	1/22/17	5,231,000	5,710,515
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000	9,275,004
Boston Properties, Sr. Unscd Notes	4.13	5/15/21	7,185,000	7,623,982
Citigroup, Sub. Notes	5.00	9/15/14	6,815,000	7,098,981
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000	3,516,091
Cooperatieve Centrale
Raiffeisen-Boerenleenbank, Bank Gtd. Notes	5.25	5/24/41	6,335,000	6,720,979
General Electric Capital, Sub. Notes	5.30	2/11/21	12,835,000	14,166,901
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000	8,312,640
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	10,510,000	11,266,289
Jefferies Group, Sr. Unscd. Notes	5.13	4/13/18	6,720,000	6,350,400
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	5,853,000	6,321,240
Lloyds TSB Bank, Bank Gtd. Notes	6.38	1/21/21	9,015,000	9,818,786
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000[c]	8,756,507
Morgan Stanley, Sub. Notes	4.75	4/1/14	9,590,000	9,707,401
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	7,201,000	7,569,245
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	7,135,000	7,779,419
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	9,115,000	9,468,316
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,520,000	10,044,458
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	6,630,000	7,052,477
				209,293,592
Foreign/Governmental—1.2%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	5,975,000	6,916,062
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,480,000	1,693,120
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000	7,277,829
				15,887,011
Health Care—.9%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	5,850,000	6,571,205
Thermo Fisher Scientific, Sr. Unscd. Notes	2.25	8/15/16	5,335,000	5,546,122
				12,117,327
Industrial—1.4%
Seminole Indian Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	6,231,000[b]	6,255,943
Seminole Indian Tribe of Florida, Notes	7.75	10/1/17	1,130,000[b]	1,231,700
Tyco International Finance, Gtd. Notes	3.38	10/15/15	10,415,000	10,931,792
				18,419,435
Information Technology—1.2%
Hewlett-Packard, Sr. Unscd. Notes	3.30	12/9/16	2,805,000	2,969,763
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000	12,779,274
				15,749,037

14

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Materials—.6%
CRH America, Gtd. Notes	5.30	10/15/13	7,100,000	7,454,901
Municipal Bonds—5.8%
California, GO (Build America Bonds)	7.30	10/1/39	11,215,000	14,466,341
Chicago, GO	7.78	1/1/35	6,460,000	8,365,506
Illinois, GO	4.42	1/1/15	4,935,000	5,205,586
Los Angeles Community College District,
GO (Build America Bonds)	6.75	8/1/49	13,725,000	19,013,791
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	5,340,000	5,966,435
New Jersey Turnpike Authority,
Turnpike Revenue (Build America Bonds)	7.10	1/1/41	8,145,000	11,464,495
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	5,430,000	6,232,228
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	8,010,000	8,123,982
				78,838,364
Residential Mortgage Pass-Through Ctfs.—.0%
GMAC Mortgage Corporation Loan Trust, Ser. 2004-J2, Cl. A2	0.74	6/25/34	46,926[a]	46,796
Telecommunications—2.9%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000	8,970,326
Rogers Communications, Gtd. Notes	6.38	3/1/14	6,810,000	7,539,596
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	5,875,000	5,809,993
Telefonica Emisiones, Gtd. Notes	5.88	7/15/19	3,524,000	3,678,619
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	10,755,000	12,788,340
				38,786,874
U.S. Government Agencies—1.0%
Federal Home Loan Banks, Bonds	3.63	10/18/13	11,670,000	12,291,521
Federal National Mortgage Association, Notes	3.00	9/16/14	1,480,000[d]	1,574,184
				13,865,705
U.S. Government Agencies/Mortgage-Backed—34.6%
Federal Home Loan Mortgage Corp.:
3.00%			19,220,000[d,e]	19,916,725
4.00%, 11/1/40—1/1/41			22,014,175[d]	23,138,960
4.50%, 3/1/21—11/1/41			59,473,150[d]	63,695,711
5.00%, 6/1/28—7/1/40			29,981,825[d]	32,436,322
5.50%, 12/1/37—12/1/38			24,097,687[d]	26,204,935
6.00%, 5/1/38			5,276,641[d]	5,809,370
Federal National Mortgage Association:
3.50%			14,285,000[d,e]	14,767,119
3.31%, 4/1/41			15,064,394[a,d]	15,763,203
3.32%, 10/1/40			17,272,309[a,d]	18,040,783
3.50%, 1/1/26—12/1/41			50,622,029[d]	53,068,090
4.00%, 9/1/24—2/1/42			51,924,609[d]	54,928,594

The Funds	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
4.50%, 3/1/23—4/1/41			35,598,722[d]	38,198,913
5.00%, 12/1/21—2/1/41			21,145,071[d]	23,017,711
5.50%, 2/1/38—5/1/38			27,939,769[d]	30,587,157
6.00%, 4/1/33—10/1/38			24,033,071[d]	26,639,724
REMIC, Ser. 2003-65, Cl. BC, 5.50%, 3/25/30			5,077,155[d]	5,171,050
Government National Mortgage Association I;
5.00%, 11/15/34—1/15/39			18,050,196	19,979,045
				471,363,412
U.S. Government Securities—23.0%
U.S. Treasury Inflation Protected Securities:
Bonds, 2.38%, 1/15/27			14,117,951[c,f]	18,597,097
Notes, 0.63%, 7/15/21			8,116,023[c,f]	8,925,726
Notes, 1.38%, 7/15/18			12,449,426[c,f]	14,411,182
Notes, 1.38%, 1/15/20			10,144,570[c,f]	11,818,424
Notes, 2.38%, 1/15/17			14,134,738[c,f]	16,722,060
U.S. Treasury Notes:
0.25%, 1/15/15			15,500,000[c]	15,430,978
0.50%, 10/15/13			25,775,000[c]	25,872,661
0.63%, 7/15/14			1,225,000[c]	1,232,752
0.75%, 9/15/13			11,750,000[c]	11,837,667
0.75%, 12/15/13			5,490,000[c]	5,535,249
0.75%, 6/15/14			19,500,000	19,681,291
0.88%, 12/31/16			4,000,000[c]	4,007,188
1.00%, 1/15/14			10,000,000[c]	10,131,250
1.25%, 2/15/14			9,975,000[c]	10,159,308
1.25%, 3/15/14			32,355,000[c]	32,974,307
1.38%, 2/28/19			19,000,000	18,976,250
1.50%, 6/30/16			3,140,000[c]	3,242,788
1.50%, 7/31/16			12,500,000[c]	12,907,225
1.75%, 7/31/15			14,560,000[c]	15,162,871
2.00%, 11/15/21			16,825,000[c]	16,911,750
2.00%, 2/15/22			17,000,000[c]	17,037,196
2.13%, 8/15/21			8,250,000[c]	8,416,287
4.25%, 11/15/13			12,960,000[c]	13,834,295
				313,825,802
Utilities—1.2%
Boston Gas, Sr. Unscd. Notes	4.49	2/15/42	4,750,000[b]	4,844,634
Hydro-Quebec, Gtd. Notes	2.00	6/30/16	5,130,000	5,291,256
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	5,785,000	6,561,075
				16,696,965
Total Bonds and Notes
(cost $1,263,942,225)				1,341,056,018

16

BNY Mellon Bond Fund (continued)

Other Investment—4.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $57,411,824)	57,411,824[g]	57,411,824

Investment of Cash Collateral for Securities Loaned—1.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $19,000,019)	19,000,019[g]	19,000,019
Total Investments (cost $1,340,354,068)	104.1%	1,417,467,861
Liabilities, Less Cash and Receivables	(4.1%)	(55,913,552)
Net Assets	100.0%	1,361,554,309

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit
a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2012, these securities were valued at $29,712,833 or 2.2% of net assets.
c Security, or portion thereof, on loan.At February 29, 2012, the value of the fund’s securities on loan $252,478,443 and the value of the collateral held by the fund was
$258,717,543, consisting of cash collateral of $19,000,019 and U.S Government & Agency securities valued at $239,717,524.
[d] The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	58.6	Asset/Mortgage-Backed	3.1
Corporate Bonds	29.8	Foreign/Governmental	1.2
Municipal Bonds	5.8
Money Market Investments	5.6		104.1

† Based on net assets.
See notes to financial statements.

The Funds	17

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.6%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.2%
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000	2,304,852
Automotive, Trucks & Parts—1.2%
Daimler Finance North America, Gtd. Notes	6.50	11/15/13	4,385,000	4,787,100
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	6,075,000	6,885,332
				11,672,432
Bank & Finance—16.6%
American Express Credit, Sr. Unscd. Notes	2.75	9/15/15	3,650,000	3,800,435
Bank of America, Sub. Notes	5.42	3/15/17	20,645,000	20,671,570
BankAmerica Institutional Capital A, Gtd. Cap. Secs	8.07	12/31/26	4,975,000[a]	5,018,531
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	6,900,000	7,436,758
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	4,800,000	4,727,184
Caterpillar Financial Services, Sr. Unscd. Notes	6.13	2/17/14	4,975,000	5,495,146
Citigroup, Sub. Notes	5.00	9/15/14	7,780,000	8,104,193
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,840,000	3,185,230
Comerica, Sr. Unscd. Notes	3.00	9/16/15	4,000,000	4,146,076
General Electric Capital, Sr. Unscd. Notes	1.88	9/16/13	8,375,000	8,491,655
General Electric Capital, Sub. Notes	5.30	2/11/21	1,955,000	2,157,872
Goldman Sachs Group, Sr. Unscd. Notes	4.75	7/15/13	7,780,000	8,069,315
HSBC Finance, Sr. Unscd. Notes	6.38	11/27/12	5,860,000	6,070,292
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	2,956,000	3,168,711
Jefferies Group, Sr. Unscd. Notes	5.13	4/13/18	4,930,000	4,658,850
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	4,300,000	4,644,000
John Deere Capital, Sr. Unscd. Notes	1.25	12/2/14	3,000,000	3,049,155
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	4,800,000	5,146,286
Lloyds TSB Bank, Bank Gtd. Notes	4.88	1/21/16	6,400,000	6,633,946
Morgan Stanley, Sub. Notes	4.75	4/1/14	5,985,000	6,058,268
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	3,630,000	3,815,631
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	15,935,000	18,766,857
Rabobank Nederland, Gtd. Notes	2.13	10/13/15	4,765,000	4,769,894
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	5,260,000	5,463,888
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	3,650,000	3,882,585
Wachovia, Sub. Notes	5.25	8/1/14	6,210,000	6,708,085
				164,140,413
Building & Construction—.5%
CRH America, Gtd. Notes	5.30	10/15/13	4,784,000	5,023,133
Chemicals-Fibers & Diversified—.7%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	6,245,000	6,711,021
Commercial & Professional Services—1.1%
Seminole Indian Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	4,375,000[a]	4,392,513
Seminole Indian Tribe of Florida, Notes	7.75	10/1/17	765,000[a]	833,850

18

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial & Professional Services (continued)
Stanford University, Bonds	4.75	5/1/19	5,000,000	5,874,115
				11,100,478
Electric Utilities—1.1%
Duke Energy Carolinas, First Mortgage Bonds	1.75	12/15/16	3,010,000	3,051,511
Hydro Quebec, Gov’t Gtd. Notes	2.00	6/30/16	3,655,000	3,769,891
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	3,705,000	4,202,037
				11,023,439
Entertainment—.3%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,222,000[a]	1,137,254
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	699,000[a]	662,030
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,489,000[a]	1,385,738
				3,185,022
Food & Beverages—2.9%
Diageo Finance, Gtd. Notes	5.50	4/1/13	4,415,000	4,651,922
Dr Pepper Snapple Group, Gtd. Notes	2.90	1/15/16	3,250,000	3,401,323
Kraft Foods, Sr. Unscd. Notes	4.13	2/9/16	6,930,000	7,576,888
Kroger, Sr. Unscd. Notes	2.20	1/15/17	3,495,000	3,563,037
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000	5,474,802
Pernod-Ricard, Sr. Unscd. Notes	4.45	1/15/22	4,100,000[a]	4,282,282
				28,950,254
Foreign/Governmental—1.5%
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,064,000	1,217,216
Province of Nova Scotia Canada, Sr. Unscd. Bonds	5.13	1/26/17	5,430,000	6,362,396
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000	7,294,624
				14,874,236
Health Care—3.1%
Amgen, Sr. Notes	5.70	2/1/19	2,905,000	3,374,724
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	5,895,000	7,192,501
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000	7,168,093
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000	5,119,973
Thermo Fisher Scientific, Sr. Unscd. Notes	3.20	3/1/16	7,090,000	7,583,421
				30,438,712
Industrial—1.5%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	6,250,000	6,685,375
Occidental Petroleum, Sr. Unscd. Notes	4.13	6/1/16	3,005,000	3,380,424
Petrobras International Finance, Gtd. Notes	3.88	1/27/16	4,860,000	5,093,037
				15,158,836
Media & Telecommunications—5.1%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	3,400,000	3,821,943
Comcast, Gtd. Notes	5.90	3/15/16	5,135,000	5,977,669

The Funds	19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media & Telecommunications (continued)
News America, Gtd. Notes	5.30	12/15/14	5,260,000	5,843,371
Rogers Communications, Gtd. Notes	6.38	3/1/14	4,934,000	5,462,609
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	6,635,000	6,876,905
Time Warner Cable, Gtd. Notes	4.13	2/15/21	7,225,000	7,682,147
Time Warner, Gtd. Notes	4.00	1/15/22	4,930,000	5,243,099
Verizon Communications, Sr. Unscd. Notes	8.75	11/1/18	6,530,000	9,003,198
				49,910,941
Multi-Line Insurance—1.7%
American International Group, Sr. Unscd. Notes	4.25	9/15/14	6,105,000	6,326,947
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000	5,330,851
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,735,000	5,162,656
				16,820,454
Municipal Bonds—4.4%
California, GO (Various Purpose)	5.45	4/1/15	4,550,000	4,987,755
California, GO (Various Purpose)	5.95	4/1/16	3,255,000	3,713,304
Illinois, GO	4.42	1/1/15	3,225,000	3,401,827
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	14,370,000	16,055,745
North Texas Tollway Authority,
Special Projects System Revenue, BAN	2.44	9/1/13	9,020,000	9,249,739
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	5,830,000	5,912,961
				43,321,331
Real Estate—.7%
Simon Property Group, Sr. Unscd. Notes	4.20	2/1/15	6,367,000	6,794,805
Retail—.9%
Wal-Mart Stores, Sr. Unscd. Notes	2.80	4/15/16	7,920,000	8,486,122
Software & Services—2.2%
Fiserv, Gtd. Notes	3.13	6/15/16	5,000,000	5,160,840
Intel, Sr. Unscd. Notes	1.95	10/1/16	7,180,000	7,467,717
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000	8,593,172
				21,221,729
U.S. Government Agencies—5.0%
Federal Farm Credit Banks, Bonds	3.40	2/7/13	15,800,000	16,271,504
Federal Home Loan Banks, Bonds	3.63	10/18/13	6,850,000	7,214,817

20

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks, Bonds	4.25	6/14/13	7,500,000	7,883,662
Federal National Mortgage Association, Notes	3.00	9/16/14	4,895,000[b]	5,206,508
Federal National Mortgage Association, Notes	4.38	7/17/13	12,055,000[b]	12,726,271
				49,302,762
U.S. Government Agencies/
Mortgage-Backed—.0%
Federal Home Loan Mortgage Corp.;
REMIC, Ser. 2134, Cl. PM, 5.50%, 3/15/14			195,996[b]	202,580
U.S. Government Securities—47.9%
U.S. Treasury Inflation Protected Securities:
Notes, 0.63%, 7/15/21			8,142,626[c,d]	9,425,724
Notes, 1.38%, 7/15/18			15,556,046[c,d]	18,403,534
Notes, 2.38%, 1/15/17			13,648,537[c,d]	15,010,197
U.S. Treasury Notes:
2.13%, 2/29/16			18,500,000[d]	19,578,199
0.38%, 11/15/14			15,000,000[d]	14,990,625
0.50%, 11/30/12			1,500,000	1,503,809
0.63%, 7/15/14			19,610,000[d]	19,734,092
0.75%, 3/31/13			4,000,000	4,023,908
0.75%, 9/15/13			3,025,000[d]	3,047,570
0.75%, 12/15/13			10,500,000[d]	10,586,541
0.75%, 6/15/14			11,250,000[d]	11,354,591
0.88%, 12/31/16			4,500,000[d]	4,508,087
0.88%, 2/28/17			16,250,000	16,252,535
1.00%, 9/30/16			6,250,000[d]	6,311,525
1.13%, 12/15/12			10,965,000[d]	11,047,665
1.25%, 2/15/14			12,500,000[d]	12,730,963
1.25%, 3/15/14			3,305,000[d]	3,368,261
1.25%, 4/15/14			6,000,000[d]	6,117,186
1.38%, 10/15/12			15,455,000	15,573,323
1.50%, 6/30/16			10,175,000[d]	10,508,079
1.75%, 7/31/15			4,665,000[d]	4,858,159
2.00%, 2/15/22			6,500,000[d]	6,514,222
2.13%, 11/30/14			19,000,000	19,883,215
2.13%, 8/15/21			9,670,000[d]	9,864,909
2.38%, 9/30/14			18,250,000	19,182,466
2.38%, 10/31/14			18,250,000[d]	19,199,566
2.38%, 7/31/17			6,500,000[d]	6,976,327

The Funds	21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)	Other Investment—.7%	Shares	Value ($)

U.S. Government Securities (continued)			Registered Investment Company;
U.S. Treasury Notes (continued):			Dreyfus
2.63%, 1/31/18	5,250,000[d]	5,708,966	Institutional Preferred
2.63%, 8/15/20	2,430,000[d]	2,609,784	Plus Money Market Fund
2.63%, 11/15/20	7,470,000[d]	8,005,158	(cost $6,944,866)	6,944,866 [e]	6,944,866
3.13%, 5/15/19	3,885,000	4,338,453
3.13%, 5/15/21	5,500,000[d]	6,107,580	Investment of Cash Collateral
3.25%, 7/31/16	7,135,000	7,912,044	for Securities Loaned—.7%
3.38%, 11/15/19	7,000,000	7,944,454	Registered Investment Company;
3.50%, 5/15/20	8,000,000[d]	9,160,624
			Dreyfus Institutional Cash
3.75%, 11/15/18	2,405,000[d]	2,786,419
			Advantage Fund
4.00%, 11/15/12	43,500,000[d]	44,679,285
			(cost $6,679,635)	6,679,635 [e]	6,679,635
4.25%, 8/15/13	37,430,000[d]	39,605,619
4.25%, 11/15/13	27,510,000[d]	29,365,852	Total Investments
4.50%, 11/15/15	4,070,000	4,654,745	(cost $937,526,185)	100.0%	987,702,314
		473,434,261
			Cash and Receivables (Net)	.0%	399,245
Total Bonds and Notes
(cost $923,901,684)		974,077,813	Net Assets	100.0%	988,101,559

BAN—Bond Anticipation Note
GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit
a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2012, these securities were valued at $17,712,198 or 1.8% of net assets.
b The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[d] Security, or portion thereof, on loan.At February 29, 2012, the value of the fund’s securities on loan was $293,908,019 and the value of the collateral held by the fund was
$301,696,265, consisting of cash collateral of $6,679,635 and U.S. Government & Agency securities valued at $295,016,630.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	52.9	Foreign/Governmental	1.5
Corporate Bonds	39.8	Money Market Investments	1.4
Municipal Bonds	4.4		100.0

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon Intermediate U.S. Government Fund

	Coupon	Maturity	Principal
Bonds and Notes—98.8%	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial Services—4.2%
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	1,635,000	1,925,561
U.S. Government Agencies—18.2%
Federal Farm Credit Bank, Bonds, Ser. 1	1.18	6/6/14	1,000,000	1,002,026
Federal Home Loan Banks, Bonds	4.88	12/13/13	2,750,000	2,969,420
Federal Home Loan Mortgage Corp., Notes	1.10	8/8/14	1,000,000[a]	1,002,618
Federal National Mortgage Association, Notes	0.45	9/6/13	500,000[a]	500,218
Federal National Mortgage Association, Notes	0.75	12/19/14	1,000,000[a]	1,008,058
Federal National Mortgage Association, Notes	0.85	9/12/14	1,000,000[a]	999,988
Federal National Mortgage Association, Notes	1.13	9/17/13	500,000[a]	505,622
Federal National Mortgage Association, Sub. Notes	5.13	1/2/14	440,000[a]	475,235
				8,463,185
U.S. Government Agencies/Mortgage-Backed—2.9%
Federal Home Loan Mortgage Corp.;
REMIC, Ser. 3137, Cl. PA, 5.13%, 12/15/13			24,609[a]	24,657
Government National Mortgage Association I:
Ser. 2004-23, Cl. AB, 3.63%, 9/16/27			140,494	144,736
Ser. 2005-76, Cl. A, 3.96%, 5/16/30			245,140	251,264
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			51,507	52,562
Ser. 2004-12, Cl. BA, 4.81%, 8/16/32			194,254	198,897
Ser. 2003-98, Cl. PD, 5.00%, 4/20/30			143,163	143,823
Ser. 2006-32, Cl. A, 5.08%, 1/16/30			499,072	504,126
Ser. 2004-50, Cl. C, 5.32%, 8/16/30			27,053[b]	27,443
				1,347,508
U.S. Government Securities—73.5%
U.S. Treasury Bonds;
7.25%, 5/15/16			1,500,000	1,908,399
U.S. Treasury Inflation Protected Securities:
Notes, 1.38%, 7/15/18			20,932[c]	24,231
Notes, 1.38%, 1/15/20			986,278[c]	1,149,013
Notes, 2.38%, 1/15/17			2,095,030[c]	2,478,519
Notes, 0.63%, 7/15/21			510,694[c]	561,643
U.S. Treasury Notes:
0.25%, 12/15/14			1,250,000	1,244,726
0.25%, 1/15/15			1,250,000	1,244,434
0.38%, 11/15/14			1,250,000	1,249,219
0.50%, 10/15/14			1,250,000	1,253,711
0.63%, 7/15/14			2,500,000	2,515,820
0.88%, 12/31/16			1,000,000	1,001,797
1.25%, 4/15/14			1,500,000	1,529,297
1.38%, 11/30/15			250,000	257,149
1.50%, 7/31/16			1,000,000	1,032,578
2.00%, 11/15/21			1,000,000	1,005,156
2.13%, 8/15/21			750,000	765,117
2.38%, 5/31/18			1,530,000	1,638,774
2.50%, 3/31/15			1,250,000	1,327,832
2.50%, 4/30/15			3,000,000	3,190,314

The Funds	23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate U.S. Government Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)	Other Investment—.7%	Shares	Value ($)

U.S. Government Securities (continued)			Registered
U.S. Treasury Notes (continued):			Investment Company;
2.63%, 8/15/20	500,000	536,993	Dreyfus
3.13%, 1/31/17	1,250,000	1,386,035	Institutional Preferred
3.13%, 5/15/21	1,250,000	1,388,086	Plus Money Market Fund
3.50%, 5/15/20	1,250,000	1,431,348	(cost $328,831)	328,831[d]	328,831
3.63%, 2/15/20	500,000	577,148
4.50%, 11/15/15	2,000,000	2,287,344	Total Investments
5.13%, 5/15/16	1,000,000	1,183,360	(cost $43,958,906)	99.5%	46,233,128
		34,168,043	Cash and Receivables (Net)	.5%	238,452

Total Bonds and Notes			Net Assets	100.0%	46,471,580
(cost $43,630,075)		45,904,297

REMIC—Real Estate Mortgage Investment Conduit
a The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Variable rate security—interest rate subject to periodic change.
c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	94.6	Money Market Investment	.7
Corporate Bonds	4.2		99.5
† Based on net assets.
See notes to financial statements.

24

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

BNY Mellon Short-Term U.S. Government Securities Fund

	Coupon	Maturity	Principal
Bonds and Notes—99.1%	Rate (%)	Date	Amount ($)	Value ($)
Municipal Bonds—1.9%
California, GO	5.25	4/1/14	1,000,000	1,072,110
New York City, GO	5.13	12/1/15	1,100,000	1,260,886
North Texas Tollway Authority,
Special Projects System Revenue, BAN	2.44	9/1/13	2,960,000	3,035,391
University of California Regents,
General Revenue (Build America Bonds)	1.99	5/1/13	840,000	851,357
				6,219,744
U.S. Government Agencies—23.9%
Federal Farm Credit Bank, Bonds	1.13	2/27/14	4,680,000	4,742,127
Federal Farm Credit Bank, Bonds, Ser. 1	1.18	6/6/14	10,500,000	10,521,273
Federal Home Loan Bank, Bonds	0.38	11/27/13	7,000,000	7,003,752
Federal Home Loan Mortgage Corp., Notes	0.50	9/19/14	6,750,000[a]	6,752,970
Federal Home Loan Mortgage Corp., Notes	1.10	8/8/14	7,000,000[a]	7,018,326
Federal Home Loan Mortgage Corp., Notes	2.18	2/19/14	695,000[a]	719,672
Federal National Mortgage Association, Notes	0.45	9/6/13	8,000,000[a]	8,003,496
Federal National Mortgage Association, Notes	0.63	10/30/14	6,460,000[a,b]	6,501,622
Federal National Mortgage Association, Notes	0.75	12/19/14	7,000,000[a]	7,056,406
Federal National Mortgage Association, Notes	0.85	9/12/14	10,750,000[a]	10,749,871
Federal National Mortgage Association, Notes	0.88	8/28/14	6,680,000[a]	6,763,006
Federal National Mortgage Association, Notes	1.00	9/20/13	3,500,000[a]	3,502,863
				79,335,384
U.S. Government Agencies/Mortgage-Backed—10.2%
Federal Home Loan Mortgage Corp.:
5.00%, 3/1/12—7/1/12			588,677[a]	602,147
REMIC, Ser. 2627, Cl. KW, 3.14%, 11/15/17			1,451,354[a]	1,474,982
REMIC, Ser. 2625, Cl. JD, 3.25%, 7/15/17			229,195[a]	230,370
REMIC, Ser. 2937, Cl. VC, 5.00%, 6/15/14			231,193[a]	238,375
REMIC, Ser. 2707, Cl. PD, 5.00%, 11/15/17			203,634[a]	205,501
REMIC, Ser. 2495, Cl. UC, 5.00%, 7/15/32			42,506[a]	45,424
REMIC, Ser. 3137, Cl. PA, 5.13%, 12/15/13			77,343[a]	77,494
REMIC, Ser. 1961, Cl. H, 6.50%, 5/15/12			7[a]	7

The Funds	25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal				Principal
Bonds and Notes (continued)	Amount ($)		Value ($)		Amount ($)	Value ($)
U.S. Government Agencies/				U.S. Government Agencies/
Mortgage-Backed (continued)				Mortgage-Backed (continued)
Federal National				Government National Mortgage
Mortgage Association:				Association I (continued):
4.50%, 8/1/13	15,770	[a]	16,546	Ser. 2004-12, Cl. BA,
5.00%, 11/1/12—11/1/13	223,858	[a]	237,885	4.81%, 8/16/32	5,065,540	5,186,632
REMIC, Ser. 2003-65, Cl. CA,				Ser. 2003-98, Cl. PD,
3.75%, 7/25/18	1,064,143	[a]	1,078,843	5.00%, 4/20/30	429,488	431,469
REMIC, Ser. 2005-85, Cl. AJ,				Ser. 2006-31, Cl. C,
4.50%, 2/25/24	2,809,218	[a]	2,874,906	5.03%, 5/16/34	718,514[c]	722,947
REMIC, Ser. 2009-12, Cl. KA,				Ser. 2006-32, Cl. A,
5.50%, 2/25/38	3,212,009	[a]	3,359,152	5.08%, 1/16/30	950,811	960,440
Ser. 2002-T11, Cl. A,				Ser. 2004-51, Cl. C,
4.77%, 4/25/12	21,688	[a]	21,707	5.29%, 7/16/28	1,563,070[c]	1,598,522
Government National				Ser. 2004-50, Cl. C,
Mortgage Association I:				5.32%, 8/16/30	81,159[c]	82,330
Ser. 2012-22, Cl. AB,						33,683,115
1.66%, 3/16/33	1,000,000		1,008,668	U.S. Government Securities—63.1%
Ser. 2010-159, Cl. A,				U.S. Treasury Notes:
2.16%, 1/16/33	2,809,572		2,859,726	0.13%, 8/31/13	4,500,000[b]	4,491,212
Ser. 2011-16, Cl. A,				0.13%, 9/30/13	9,000,000[b]	8,980,317
2.21%, 11/16/34	1,145,011		1,168,500	0.13%, 12/31/13	9,250,000[b]	9,222,907
Ser. 2011-49, Cl. A,				0.25%, 10/31/13	9,500,000[b]	9,497,036
2.45%, 7/16/38	1,179,420		1,212,102	0.25%, 9/15/14	8,750,000	8,721,291
Ser. 2004-23, Cl. AB,				0.25%, 12/15/14	13,500,000[b]	13,443,044
3.63%, 9/16/27	308,778		318,100	0.25%, 1/15/15	12,000,000[b]	11,946,564
Ser. 2006-67, Cl. A,				0.25%, 2/15/15	8,750,000[b]	8,707,615
3.95%, 11/16/30	541,317		548,287	0.38%, 11/15/14	12,250,000[b]	12,242,344
Ser. 2005-76, Cl. A,				0.50%, 10/15/13	11,000,000[b]	11,041,679
3.96%, 5/16/30	384,232		393,830	0.50%, 11/15/13	8,000,000	8,030,312
Ser. 2005-29, Cl. A,				0.50%, 8/15/14	8,500,000	8,527,888
4.02%, 7/16/27	4,674,999		4,770,806	0.50%, 10/15/14	11,750,000	11,784,886
Ser. 2009-19, Cl. AC,				0.63%, 7/15/14	12,000,000[b]	12,075,936
4.22%, 3/16/34	654,929		675,797	0.75%, 9/15/13	11,000,000[b]	11,082,071
Ser. 2006-55, Cl. A,				0.75%, 12/15/13	11,000,000[b]	11,090,662
4.25%, 7/16/29	1,276,638		1,281,620

26

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)	Other Investment—.6%	Shares	Value ($)
U.S. Government Securities (continued)			Registered
U.S. Treasury Notes (continued):			Investment Company;
0.75%, 6/15/14	8,500,000	8,579,024	Dreyfus Institutional Preferred
1.00%, 1/15/14	11,000,000[b]	11,144,375	Plus Money Market Fund
1.25%, 2/15/14	8,500,000[b]	8,657,054	(cost $2,137,600)	2,137,600[d]	2,137,600
1.25%, 3/15/14	10,000,000[b]	10,191,410
1.25%, 4/15/14	4,500,000[b]	4,587,889	Total Investments
2.50%, 3/31/15	5,000,000[b]	5,311,330	(cost $330,293,225)	99.7%	330,732,689
		209,356,846	Cash and Receivables (Net)	.3%	852,110

Total Bonds and Notes			Net Assets	100.0%	331,584,799
(cost $328,155,625)		328,595,089

BAN—Bond Anticipation Note
GO—General Obligation
REMIC—Real Mortagage Investment Conduit
a The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Security, or portion thereof, on loan.At February 29, 2012, the value of the fund’s securities on loan was $117,213,899 and the value of the collateral held by the fund was
$119,857,082, consisting of U.S. Goverment & Agency securities.
c Variable rate security—interest rate subject to periodic change.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	97.2	Money Market Investment	.6
Municipal Bonds	1.9		99.7
† Based on net assets.
See notes to financial statements.

The Funds	27

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2012 (Unaudited)

			BNY Mellon	BNY Mellon
		BNY Mellon	Intermediate	Short-Term
	BNY Mellon	Intermediate	U.S. Government	U.S. Government
	Bond Fund	Bond Fund	Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,341,056,018	974,077,813	45,904,297	328,595,089
Affiliated issuers	76,411,843	13,624,501	328,831	2,137,600
Cash	—	—	4,810	428,322
Receivable for investment securities sold	29,720,513	—	—	—
Dividends, interest and securities lending income receivable	8,875,175	8,479,564	265,399	686,042
Receivable for shares of Beneficial Interest subscribed	1,133,339	1,045,534	—	209,135
Prepaid expenses	15,157	16,426	18,772	13,269
	1,457,212,045	997,243,838	46,522,109	332,069,457
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	470,662	344,581	23,513	106,256
Due to Administrator—Note 4(a)	133,712	97,107	4,618	32,755
Cash overdraft due to Custodian	864,916	971,700	—	—
Payable for investment securities purchased	73,944,689	—	—	—
Liability for securities on loan—Note 2(b)	19,000,019	6,679,635	—	—
Payable for shares of Beneficial Interest redeemed	1,188,648	1,008,871	138	316,641
Accrued expenses	55,090	40,385	22,260	29,006
	95,657,736	9,142,279	50,529	484,658
Net Assets ($)	1,361,554,309	988,101,559	46,471,580	331,584,799
Composition of Net Assets ($):
Paid-in capital	1,283,173,893	949,119,271	44,962,256	341,836,194
Accumulated distributions in excess of
investment income (investment loss)—net	(2,305,885)	(2,765,852)	(214,137)	(1,288,991)
Accumulated net realized gain (loss) on investments	3,572,508	(8,427,989)	(550,761)	(9,401,868)
Accumulated net unrealized appreciation
(depreciation) on investments	77,113,793	50,176,129	2,274,222	439,464
Net Assets ($)	1,361,554,309	988,101,559	46,471,580	331,584,799
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,351,649,651	983,587,839	40,921,589	328,706,733
Shares Outstanding	100,122,326	74,799,312	3,988,511	26,859,681
Net Asset Value Per Share ($)	13.50	13.15	10.26	12.24
Investor Shares
Net Assets ($)	9,904,658	4,513,720	5,549,991	2,878,066
Shares Outstanding	734,983	343,174	541,498	235,451
Net Asset Value Per Share ($)	13.48	13.15	10.25	12.22
† Investments at cost ($):
Unaffiliated issuers	1,263,942,225	923,901,684	43,630,075	328,155,625
Affiliated issuers	76,411,843	13,624,501	328,831	2,137,600
††Value of securities on loan ($)	252,478,443	293,908,019	—	—

See notes to financial statements.

28

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2012 (Unaudited)

			BNY Mellon	BNY Mellon
		BNY Mellon	Intermediate	Short-Term
	BNY Mellon	Intermediate	U.S. Government	U.S. Government
	Bond Fund	Bond Fund	Fund	Securities Fund
Investment Income ($):
Income:
Interest	22,199,360	13,558,070	346,875	659,849
Income from securities lending—Note 2(b)	72,125	83,002	—	30,269
Cash dividends:
Affiliated issuers	11,297	3,018	281	1,767
Total Income	22,282,782	13,644,090	347,156	691,885
Expenses:
Investment advisory fee—Note 4(a)	2,688,848	1,962,472	126,538	604,379
Administration fee—Note 4(a)	838,599	612,062	31,576	215,439
Trustees’ fees and expenses—Note 4(c)	58,794	39,869	1,892	15,447
Custodian fees—Note 4(b)	38,459	34,950	3,179	14,867
Auditing fees	15,655	16,948	15,537	13,090
Shareholder servicing costs—Note 4(b)	13,233	5,378	7,442	2,771
Legal fees	11,232	7,200	1,459	1,315
Registration fees	6,538	6,251	9,668	9,757
Loan commitment fees—Note 3	5,218	59	417	2,369
Prospectus and shareholders’ reports	1,289	2,141	589	1,397
Miscellaneous	23,003	16,655	8,014	15,801
Total Expenses	3,700,868	2,703,985	206,311	896,632
Less—reduction in fees due to
earnings credits—Note 4(b)	(3)	(214)	(2)	—
Net Expenses	3,700,865	2,703,771	206,309	896,632
Investment Income (Loss)—Net	18,581,917	10,940,319	140,847	(204,747)
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	11,157,551	3,086,434	474,456	679,369
Net unrealized appreciation (depreciation) on investments	7,375,662	4,583,937	(190,033)	(1,096,328)
Net Realized and Unrealized Gain (Loss) on Investments	18,533,213	7,670,371	284,423	(416,959)
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,115,130	18,610,690	425,270	(621,706)

See notes to financial statements.

The Funds	29

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	18,581,917	41,972,611	10,940,319	23,876,507
Net realized gain (loss) on investments	11,157,551	15,898,386	3,086,434	9,837,850
Net unrealized appreciation (depreciation) on investments	7,375,662	(3,613,978)	4,583,937	(6,121,654)
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,115,130	54,257,019	18,610,690	27,592,703
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(21,666,546)	(51,511,414)	(14,144,808)	(31,959,623)
Investor Shares	(152,512)	(280,940)	(57,570)	(132,490)
Net realized gain on investments:
Class M Shares	(2,808,023)	(1,949,838)	(60,140)	—
Investor Shares	(18,581)	(10,235)	(259)	—
Total Dividends	(24,645,662)	(53,752,427)	(14,262,777)	(32,092,113)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	99,356,825	207,907,988	92,831,171	231,106,543
Investor Shares	7,690,196	9,227,569	3,337,350	10,465,058
Dividends reinvested:
Class M Shares	4,546,792	7,550,755	2,528,352	5,667,103
Investor Shares	132,159	218,048	54,029	125,034
Cost of shares redeemed:
Class M Shares	(118,227,274)	(318,242,341)	(96,340,638)	(240,636,818)
Investor Shares	(9,089,285)	(11,374,764)	(3,153,509)	(11,053,561)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(15,590,587)	(104,712,745)	(743,245)	(4,326,641)
Total Increase (Decrease) in Net Assets	(3,121,119)	(104,208,153)	3,604,668	(8,826,051)
Net Assets ($):
Beginning of Period	1,364,675,428	1,468,883,581	984,496,891	993,322,942
End of Period	1,361,554,309	1,364,675,428	988,101,559	984,496,891
Undistributed (distributions in
excess of) investment income—net	(2,305,885)	931,256	(2,765,852)	496,207
Capital Share Transactions (Shares):
Class M Shares
Shares sold	7,430,195	15,717,645	7,094,651	17,777,662
Shares issued for dividends reinvested	340,981	573,560	193,749	435,762
Shares redeemed	(8,840,395)	(24,057,698)	(7,372,091)	(18,514,059)
Net Increase (Decrease) in Shares Outstanding	(1,069,219)	(7,766,493)	(83,691)	(300,635)
Investor Shares
Shares sold	575,650	696,544	254,801	804,396
Shares issued for dividends reinvested	9,914	16,541	4,068	9,616
Shares redeemed	(680,698)	(855,464)	(241,124)	(851,234)
Net Increase (Decrease) in Shares Outstanding	(95,134)	(142,379)	17,745	(37,222)

See notes to financial statements.

30

	BNY Mellon Intermediate		BNY Mellon Short-Term
	U.S. Government Fund		U.S. Government Securities Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Operations ($):
Investment income (loss)—net	140,847	958,155	(204,747)	1,844,057
Net realized gain (loss) on investments	474,456	586,651	679,369	1,954,973
Net unrealized appreciation (depreciation) on investments	(190,033)	(162,448)	(1,096,328)	(1,321,553)
Net Increase (Decrease) in Net Assets
Resulting from Operations	425,270	1,382,358	(621,706)	2,477,477
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(423,262)	(1,571,148)	(1,115,962)	(5,009,459)
Investor Shares	(45,856)	(143,938)	(4,606)	(8,790)
Net realized gain on investments:
Class M Shares	—	(41,533)	—	—
Investor Shares	—	(3,710)	—	—
Total Dividends	(469,118)	(1,760,329)	(1,120,568)	(5,018,249)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	2,776,537	18,119,371	54,613,294	209,438,125
Investor Shares	118,141	422,484	2,432,535	3,271,802
Dividends reinvested:
Class M Shares	97,642	345,524	224,842	1,052,784
Investor Shares	41,706	131,905	4,465	6,565
Cost of shares redeemed:
Class M Shares	(9,173,309)	(30,681,299)	(74,374,263)	(162,688,297)
Investor Shares	(320,659)	(1,499,197)	(720,110)	(3,088,010)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(6,459,942)	(13,161,212)	(17,819,237)	47,992,969
Total Increase (Decrease) in Net Assets	(6,503,790)	(13,539,183)	(19,561,511)	45,452,197
Net Assets ($):
Beginning of Period	52,975,370	66,514,553	351,146,310	305,694,113
End of Period	46,471,580	52,975,370	331,584,799	351,146,310
Undistributed (distributions in excess of)
investment income (loss)—net	(214,137)	114,134	(1,288,991)	36,324
Capital Share Transactions (Shares):
Class M Shares
Shares sold	270,537	1,786,003	4,451,543	17,006,597
Shares issued for dividends reinvested	9,513	34,048	18,361	85,552
Shares redeemed	(892,520)	(3,027,438)	(6,066,804)	(13,217,225)
Net Increase (Decrease) in Shares Outstanding	(612,470)	(1,207,387)	(1,596,900)	3,874,924
Investor Shares
Shares sold	11,517	41,554	198,578	265,750
Shares issued for dividends reinvested	4,067	12,996	350	534
Shares redeemed	(31,311)	(146,743)	(58,794)	(250,572)
Net Increase (Decrease) in Shares Outstanding	(15,727)	(92,193)	140,134	15,712

See notes to financial statements.

The Funds	31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.38	13.36	12.90	12.38	12.24	12.23
Investment Operations:
Investment income—net[a]	.18	.39	.43	.52	.60	.57
Net realized and unrealized
gain (loss) on investments	.19	.14	.56	.56	.15	.04
Total from Investment Operations	.37	.53	.99	1.08	.75	.61
Distributions:
Dividends from investment income—net	(.22)	(.49)	(.53)	(.56)	(.61)	(.60)
Dividends from net realized gain on investments	(.03)	(.02)	—	—	—	—
Total Distributions	(.25)	(.51)	(.53)	(.56)	(.61)	(.60)
Net asset value, end of period	13.50	13.38	13.36	12.90	12.38	12.24
Total Return (%)	2.76[b]	4.06	7.84	8.95	6.17	5.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.55	.55	.56	.55	.56
Ratio of net expenses to average net assets	.55[c]	.55	.55	.56	.55	.56
Ratio of net investment income
to average net assets	2.77[c]	2.98	3.29	4.15	4.78	4.67
Portfolio Turnover Rate	36.92[b]	86.75[d]	99.66	62.19	60.76	134.49
Net Assets, end of period ($ x 1,000)	1,351,650	1,353,593	1,455,913	1,340,824	995,421	944,416

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2011 was 79.13%.
See notes to financial statements.

32

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.35	13.34	12.88	12.36	12.21	12.21
Investment Operations:
Investment income—net[a]	.17	.35	.39	.50	.56	.53
Net realized and unrealized
gain (loss) on investments	.19	.13	.57	.54	.16	.04
Total from Investment Operations	.36	.48	.96	1.04	.72	.57
Distributions:
Dividends from investment income—net	(.20)	(.45)	(.50)	(.52)	(.57)	(.57)
Dividends from net realized gain on investments	(.03)	(.02)	—	—	—	—
Total Distributions	(.23)	(.47)	(.50)	(.52)	(.57)	(.57)
Net asset value, end of period	13.48	13.35	13.34	12.88	12.36	12.21
Total Return (%)	2.70[b]	3.72	7.60	8.74	5.81	4.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.80	.81	.81	.80	.81
Ratio of net expenses to average net assets	.80[c]	.80	.81	.81	.80	.81
Ratio of net investment income
to average net assets	2.53[c]	2.73	3.03	3.88	4.52	4.42
Portfolio Turnover Rate	36.92[b]	86.75[d]	99.66	62.19	60.76	134.49
Net Assets, end of period ($ x 1,000)	9,905	11,083	12,971	6,696	3,472	4,621

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2011 was 79.13%.
See notes to financial statements.

The Funds	33

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.09	13.15	12.81	12.37	12.19	12.14
Investment Operations:
Investment income—net[a]	.15	.32	.35	.46	.55	.53
Net realized and unrealized
gain (loss) on investments	.10	.04	.47	.50	.21	.09
Total from Investment Operations	.25	.36	.82	.96	.76	.62
Distributions:
Dividends from investment income—net	(.19)	(.42)	(.48)	(.52)	(.58)	(.57)
Dividends from net realized gain on investments	(.00)[b]	—	—	—	—	—
Total Distributions	(.19)	(.42)	(.48)	(.52)	(.58)	(.57)
Net asset value, end of period	13.15	13.09	13.15	12.81	12.37	12.19
Total Return (%)	1.92[c]	2.84	6.52	8.07	6.19	5.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[d]	.55	.55	.56	.55	.56
Ratio of net expenses to average net assets	.55[d]	.55	.55	.56	.55	.56
Ratio of net investment income
to average net assets	2.23[d]	2.42	2.72	3.75	4.43	4.36
Portfolio Turnover Rate	21.50[c]	45.15	44.58	53.05	53.28	84.24
Net Assets, end of period ($ x 1,000)	983,588	980,237	988,555	856,808	785,841	725,064

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
See notes to financial statements.

34

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.09	13.15	12.81	12.36	12.19	12.14
Investment Operations:
Investment income—net[a]	.13	.29	.31	.43	.53	.48
Net realized and unrealized
gain (loss) on investments	.10	.04	.48	.51	.18	.11
Total from Investment Operations	.23	.33	.79	.94	.71	.59
Distributions:
Dividends from investment income—net	(.17)	(.39)	(.45)	(.49)	(.54)	(.54)
Dividends from net realized gain on investments	(.00)[b]	—	—	—	—	—
Total Distributions	(.17)	(.39)	(.45)	(.49)	(.54)	(.54)
Net asset value, end of period	13.15	13.09	13.15	12.81	12.36	12.19
Total Return (%)	1.79[c]	2.57	6.26	7.78	5.91	4.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[d]	.80	.81	.81	.80	.81
Ratio of net expenses to average net assets	.80[d]	.80	.81	.81	.80	.81
Ratio of net investment income
to average net assets	1.98[d]	2.18	2.44	3.48	4.19	4.10
Portfolio Turnover Rate	21.50[c]	45.15	44.58	53.05	53.28	84.24
Net Assets, end of period ($ x 1,000)	4,514	4,260	4,768	2,740	1,616	1,931

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Funds	35

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares†
Six Months Ended
BNY Mellon Intermediate	February 29, 2012	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
U.S. Government Fund	(Unaudited)	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.27	10.30	10.27	10.43	9.99	9.81	9.94
Investment Operations:
Investment income—net[b]	.03	.16	.17	.14	.42	.42	.42
Net realized and unrealized
gain (loss) on investments	.06	.10	.33	(.10)	.39	.23	(.08)
Total from Investment Operations	.09	.26	.50	.04	.81	.65	.34
Distributions:
Dividends from investment income—net	(.10)	(.28)	(.32)	(.20)	(.37)	(.47)	(.47)
Dividends from net realized
gain on investments	—	(.01)	(.15)	(.00)[c]	—	—	—
Total Distributions	(.10)	(.29)	(.47)	(.20)	(.37)	(.47)	(.47)
Net asset value, end of period	10.26	10.27	10.30	10.27	10.43	9.99	9.81
Total Return (%)	.84[d]	2.59	5.03	.41[d]	8.31	6.80	3.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[e]	.79	.74	.78[e]	.76	.77	.78
Ratio of net expenses to average net assets	.79[e]	.78	.65	.65[e]	.65	.65	.65
Ratio of net investment income
to average net assets	.59[e]	1.56	1.71	2.08[e]	4.12	4.31	4.27
Portfolio Turnover Rate	27.39[d]	70.98	60.52	56.74[d]	85.47	57	21
Net Assets, end of period ($ x 1,000)	40,922	47,258	59,832	56,037	120,970	106,650	103,686

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.
See notes to financial statements.

36

				Investor Shares†
Six Months Ended
BNY Mellon Intermediate	February 29, 2012	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
U.S. Government Fund	(Unaudited)	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.26	10.29	10.25	10.42	9.98	9.80	9.93
Investment Operations:
Investment income—net[b]	.02	.13	.15	.13	.39	.40	.39
Net realized and unrealized
gain (loss) on investments	.05	.11	.34	(.12)	.40	.23	(.07)
Total from Investment Operations	.07	.24	.49	.01	.79	.63	.32
Distributions:
Dividends from investment income—net	(.08)	(.26)	(.30)	(.18)	(.35)	(.45)	(.45)
Dividends from net realized
gain on investments	—	(.01)	(.15)	(.00)[c]	—	—	—
Total Distributions	(.08)	(.27)	(.45)	(.18)	(.35)	(.45)	(.45)
Net asset value, end of period	10.25	10.26	10.29	10.25	10.42	9.98	9.80
Total Return (%)	.70[d]	2.36	4.87	.14[d]	8.06	6.53	3.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[e]	1.04	.99	1.04[e]	1.01	1.02	1.03
Ratio of net expenses to average net assets	1.04[e]	1.03	.90	.90[e]	.90	.90	.90
Ratio of net investment income
to average net assets	.33[e]	1.30	1.46	1.89[e]	3.87	4.06	4.02
Portfolio Turnover Rate	27.39[d]	70.98	60.52	56.74[d]	85.47	57	21
Net Assets, end of period ($ x 1,000)	5,550	5,717	6,682	6,588	6,292	6,015	6,319

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.
See notes to financial statements.

The Funds	37

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Short-Term	February 29, 2012		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.30	12.40	12.39	12.19	12.02	11.99
Investment Operations:
Investment income (loss)—net[a]	(.01)	.07	.13	.29	.46	.56
Net realized and unrealized
gain (loss) on investments	(.01)	.02	.11	.30	.23	.03
Total from Investment Operations	(.02)	.09	.24	.59	.69	.59
Distributions:
Dividends from investment income—net	(.04)	(.19)	(.23)	(.39)	(.52)	(.56)
Net asset value, end of period	12.24	12.30	12.40	12.39	12.19	12.02
Total Return (%)	(.17)[b]	.71	1.96	4.90	5.83	5.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52[c]	.52	.53	.56	.55	.55
Ratio of net expenses to average net assets	.52[c]	.52	.53	.56	.55	.55
Ratio of net investment income
(loss) to average net assets	(.12)[c]	.56	1.07	2.32	3.79	4.65
Portfolio Turnover Rate	77.37[b]	143.65	59.58	117.43	84.77	127.30
Net Assets, end of period ($ x 1,000)	328,707	349,975	304,707	177,005	133,857	128,628

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

38

			Investor Shares
	Six Months Ended
BNY Mellon Short-Term	February 29, 2012		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.29	12.40	12.39	12.20	12.02	12.00
Investment Operations:
Investment income (loss)—net[a]	(.02)	.04	.11	.23	.45	.49
Net realized and unrealized
gain (loss) on investments	(.02)	.00[b]	.10	.32	.22	.06
Total from Investment Operations	(.04)	.04	.21	.55	.67	.55
Distributions:
Dividends from investment income—net	(.03)	(.15)	(.20)	(.36)	(.49)	(.53)
Net asset value, end of period	12.22	12.29	12.40	12.39	12.20	12.02
Total Return (%)	(.37)[c]	.34	1.73	4.63	5.55	4.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[d]	.78	.78	.82	.79	.80
Ratio of net expenses to average net assets	.79[d]	.78	.78	.82	.79	.80
Ratio of net investment income
(loss) to average net assets	(.41)[d]	.34	.84	1.93	3.61	4.51
Portfolio Turnover Rate	77.37[c]	143.65	59.58	117.43	84.77	127.30
Net Assets, end of period ($ x 1,000)	2,878	1,171	987	837	94	140

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Funds	39

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-seven series including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Bond Fund’s and BNY Mellon Intermediate Bond Fund’s investment objective seek total return (consisting of capital appreciation and current income). BNY Mellon Intermediate U.S. Government Fund’s and BNY Mellon Short-Term U.S. Government Securities Fund’s investment objective seek to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor Class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

40

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the funds’ investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Trust’s Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Funds	41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1 summarizes the inputs used as of February 29, 2012 in valuing each fund’s investments.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Asset-Backed	—	—	22,317,782	—	—	—	22,317,782
Commercial
Mortgage-Backed	—	—	20,887,963	—	—	—	20,887,963
Corporate Bonds†	—	—	404,023,183	—	—	—	404,023,183
Foreign Government	—	—	15,887,011	—	—	—	15,887,011
Municipal Bonds	—	—	78,838,364	—	—	—	78,838,364
Mutual Funds	76,411,843	—	—	—	—	—	76,411,843
Residential
Mortgage-Backed	—	—	46,796	—	—	—	46,796
U.S. Government Agencies/
Mortgage-Backed	—	—	485,229,117	—	—	—	485,229,117
U.S. Treasury	—	—	313,825,802	—	—	—	313,825,802
BNY Mellon Intermediate
Bond Fund
Corporate Bonds†	—	—	392,942,643	—	—	—	392,942,643
Foreign Government	—	—	14,874,236	—	—	—	14,874,236
Municipal Bonds	—	—	43,321,331	—	—	—	43,321,331
Mutual Funds	13,624,501	—	—	—	—	—	13,624,501
U.S. Government
Agencies/
Mortgage-Backed	—	—	49,505,342	—	—	—	49,505,342
U.S. Treasury	—	—	473,434,261	—	—	—	473,434,261
BNY Mellon Intermediate
U.S. Government Fund
Corporate Bonds†	—	—	1,925,561	—	—	—	1,925,561
Mutual Funds	328,831	—	—	—	—	—	328,831
U.S. Government
Agencies/
Mortgage-Backed	—	—	9,810,693	—	—	—	9,810,693
U.S. Treasury	—	—	34,168,043	—	—	—	34,168,043
Bny Mellon Short-Term U.S.
Government Securities Fund
Municipal Bonds	—	—	6,219,744	—	—	—	6,219,744
Mutual Funds	2,137,600	—	—	—	—	—	2,137,600
U.S. Government
Agencies/
Mortgage-Backed	—	—	113,018,499	—	—	—	113,018,499
U.S. Treasury	—	—	209,356,846	—	—	—	209,356,846

†	See Statements of Investments for additional detailed categorizations.

42

of and disclosure about fair value between GAAP and IFRS.ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the funds may lend securities to certain qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities pursuant to the securities lending agreement during the period ended February 29, 2012.

Table 2—Securities Lending Agreement
BNY Mellon Bond Fund	$38,837
BNY Mellon Intermediate Bond Fund	44,693
BNY Mellon Short-Term
U.S. Government Securities Fund	16,299

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with each fund.

The funds may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Table 3 summarizes each fund’s investments in affiliated investment companies for the period ended February 29, 2012.

(d) Concentration of risk:The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of the debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may

The Funds	43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2012, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than

Table 3—Affiliated Investment Companies

	Value				Value		Net
Affiliated Investment Company	8/31/2011	($)	Purchases ($)	Sales ($)	2/29/2012	($)	Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	15,900,000		185,590,980	144,079,156	57,411,824		4.2
Dreyfus Institutional Cash
Advantage Fund	33,781,241		32,554,361	47,335,583	19,000,019		1.4
Total	49,681,241		218,145,341	191,414,739	76,411,843		5.6
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	8,293,000		82,205,608	83,553,742	6,944,866.7
Dreyfus Institutional Cash
Advantage Fund	36,135,590		33,957,056	63,413,011	6,679,635.7
Total	44,428,590		116,162,664	146,966,753	13,624,501		1.4
BNY Mellon Intermediate
U.S. Government Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,316,000		13,507,451	14,494,620	328,831.7
BNY Mellon Short-Term U.S.
Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	14,051,000		97,730,454	109,643,854	2,137,600.6
Dreyfus Institutional Cash
Advantage Fund	—		3,546,150	3,546,150	—		—
Total	14,051,000		101,276,604	113,190,004	2,137,600.6

44

short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2011.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2011.The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on February 29, 2012, the funds did not borrow under the Facilities.

Table 4—Capital Loss Carryover

Expiring in fiscal	2014($)†	2015($)†	2016($)†	2017($)†	2018($)†	2019($)†	Total ($)
BNY Mellon Intermediate
U.S. Government Fund	—	—	—	—	—	4,383	4,383
BNY Mellon Short-Term U.S.
Government Securities Fund	2,822,720	4,701,996	—	—	28,529	64,834	7,618,079

†	If not applied, the carryovers expire in the above years.

Table 5—Tax Character of Distributions Paid

		Long Term
	Ordinary Income ($)	Capital Gains ($)
	2011	2011
BNY Mellon Bond Fund	51,792,354	1,960,073
BNY Mellon Intermediate Bond Fund	32,092,113	—
BNY Mellon Intermediate U.S. Government Fund	1,716,640	43,689
BNY Mellon Short-Term U.S. Government Securities Fund	5,018,249	—

The Funds	45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .50% of BNY Mellon Intermediate U.S. Government Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 6 summarizes the amount Investor shares of each fund were charged during the period ended February 29, 2012, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 6—Shareholder Service Plan Fees
BNY Mellon Bond Fund	$12,857
BNY Mellon Intermediate Bond Fund	5,339
BNY Mellon Intermediate
U.S. Government Fund	7,098
BNY Mellon Short-Term
U.S. Government Securities Fund	2,734

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 7 summarizes the amount each fund was charged during the period ended February 29, 2012, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations. These fees were offset by earnings credits pursuant to the cash management agreements, also summarized in Table 7.

46

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 8 summarizes the amount each fund was charged during the period ended February 29, 2012, pursuant to the custody agreement. These fees were offset by earnings credits for each relevant fund pursuant to the custody agreement, also summarized in Table 8.

During the period ended February 29, 2012, each fund was charged $3,209 for services performed by the Chief Compliance Officer and his staff.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each Trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of theTrust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

Table 7—Cash Management Agreement Fees

		Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon Bond Fund		223		(3)
BNY Mellon Intermediate Bond Fund		48		(1)
BNY Mellon Intermediate U.S. Government Fund		166		(2)
BNY Mellon Short-Term U.S. Government Securities Fund		32		—

Table 8—Custody Agreement Fees

		Custody Fees ($)	Earnings Credits ($)
BNY Mellon Bond Fund		38,459		—
BNY Mellon Intermediate Bond Fund		34,950		(213)
BNY Mellon Intermediate U.S. Government Fund		3,179		—
BNY Mellon Short-Term U.S. Government Securities Fund		14,867		—

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment		Shareholder	Chief
	Advisory	Custodian	Services	Compliance
	Fees ($)	Fees ($)	Plan Fees ($)	Officer Fees ($)
BNY Mellon Bond Fund	431,913	35,608	2,080	1,061
BNY Mellon Intermediate Bond Fund	313,672	28,937	911	1,061
BNY Mellon Intermediate U.S. Government Fund	18,645	2,707	1,100	1,061
BNY Mellon Short-Term U.S. Government Securities Fund	92,577	12,050	568	1,061

The Funds	47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Effective March 13, 2012, the annual fee increased to $80,000, with the Chairman of theTrust’s Board andAudit Committee receiving additional annual fees of $20,000 and $15,000, respectively.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended February 29, 2012.

Table 11 summarizes accumulated net unrealized appreciation on investments for each fund at February 29, 2012.

At February 29, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 10—Purchases and Sales

	Purchases ($)		Sales ($)
BNY Mellon Bond Fund	491,678,624	507,488,204
BNY Mellon Intermediate Bond Fund	208,969,764	210,308,234
BNY Mellon Intermediate U.S. Government Fund	13,680,746		21,498,598
BNY Mellon Short-Term U.S. Government Securities Fund	265,387,543	289,930,276

Table 11—Accumulated Net Unrealized Appreciation

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Bond Fund	78,294,450	1,180,657	77,113,793
BNY Mellon Intermediate Bond Fund	50,828,781	652,652	50,176,129
BNY Mellon Intermediate U.S. Government Fund	2,316,207	41,985	2,274,222
BNY Mellon Short-Term U.S. Government Securities Fund	904,098	464,634	439,464

48

NOTES

For More Information

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Intermediate U.S. Government Fund	Class M: MGVMX	Investor: MOVIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT	February 29, 2012

Contents

The Funds

Letter from the President 2

Understanding Your Fund's Expenses 15

Statements of Investments 17

Statements of Financial Futures 35,58,68,76,90

Statements of Assets and Liabilities 91

Statements of Operations 93

Statements of Cash Flows 95

Statements of Changes in Net Assets 96

Financial Highlights 103

Notes to Financial Statements 116

For More Information

Back cover

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

Municipal bonds continued to benefit from positive supply-and-demand factors during the six-month reporting period, which enabled them to avoid some of the volatility affecting their taxable fixed-income counterparts as economic sentiment improved. The supply of newly issued tax-exempt bonds remained muted when issuers responded to political pressure by reducing spending and borrowing, while demand remained robust from individual and institutional investors seeking competitive after-tax yields in a low interest-rate environment. Consequently, municipal bonds produced higher total returns, on average, than most other fixed-income market sectors for the reporting period.

Thank you for your continued confidence and support.

Sincerely,

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 4.94%, Investor shares returned 4.74% and Dreyfus Premier shares returned 4.48%.1 Effective September 15, 2011, the fund changed its benchmark to the S&P Municipal Bond Intermediate Index, which produced a 4.76% total return for the same period.2 The fund’s previous benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, returned 4.63% for the same period.3

Municipal bonds fared well during the reporting period as long-term interest rates fell and a reduced supply of securities was met by robust investor demand. Returns for the fund’s Class M shares were higher than the benchmark, primarily due to an emphasis on maturities of 15 years and greater.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.4 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Advanced Amid Volatility

The reporting period began in the midst of heightened market turmoil sparked by several macroeconomic developments. These included an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened other members of the European Union and uncertainties regarding the sustainability of the U.S. economic recovery. Sell-offs among riskier assets were accompanied by rising demand for traditional safe havens, causing yields of longer-term bonds, including high-quality municipal securities, to fall sharply. Subsequently, better economic data cheered investors and lifted prices of lower-rated securities, but interest rates generally remained low.

Supply-and-demand forces also helped buoy municipal bond prices. New issuance volumes fell sharply in 2011 after a flood of new supply in 2010, and political pressure also led to reduced borrowing last year. Yet, demand remained robust from investors seeking competitive levels of tax-exempt income in a low interest

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

rate environment. From a credit perspective, tax receipts generally have trended higher and many states and municipalities have cut spending, helping to relieve current fiscal pressures.

Yield Curve and Credit Selection Strategies Buoyed Results

The fund benefited during the reporting period from an emphasis on maturities of 15 years and longer, which proved to be the “sweet spot” along the market’s maturity spectrum as interest-rates declined.The fund also achieved favorable results from mildly overweighted exposure to A-rated securities, especially those issued on behalf of airports, when investor sentiment improved. Finally, California general obligation bonds rebounded strongly from depressed levels as credit concerns eased.

Strength in these areas was partly offset by the fund’s BBB-rated holdings, which lagged due to their relatively short maturities. Performance also was dampened by a modestly short average duration, a position we had established through a “barbell” emphasis on maturities of 15 years or more on one hand and two-year maturities on the other. Results were mildly hindered by the effects of falling interest rates on futures contracts, which we employed to control certain risks.

Adjusting to a Changing Market Environment

Although we expect municipal bond issuance to rise somewhat over the remainder of 2012, supply-and-demand factors should remain supportive as investors continue to seek competitive tax-exempt yields. However, we are aware that risks remain elevated, including the long-term potential effects of fiscal challenges and the impact of possible tax policy changes.Therefore, we have adopted a generally cautious investment posture by more closely approximating characteristics of the fund’s benchmark and maintaining a broadly diversified portfolio.

March 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond Intermediate
Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17
Year Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.
In future reports, the fund’s performance will no longer be compared to the
BofA Merrill Lynch 2-17Year Municipal Bond Index because the S&P
Municipal Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided byTimothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 0.85%, and Investor shares produced a total return of 0.72%.1 Effective September 15, 2011, the fund changed its benchmark to the S&P Municipal Bond Short Index, which produced a 0.89% total return for the same period.2 The fund’s previous benchmark, the BofA Merrill Lynch 1-5 Year Municipal Bond Index, produced a total return of 1.23% for the same period.3

Longer-term municipal bonds advanced during the reporting period when long-term interest rates fell, but shorter-term securities produced little change in value as their yields remained anchored by historically low short-term interest rates. The fund’s results were roughly in line with the benchmark, with favorable results from the longer end of the fund’s maturity range balanced by shortfalls among securities backed by utilities and health care facilities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.4 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Advanced Amid Volatility

The reporting period began in the midst of market turmoil sparked by several macroeconomic developments. These included an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened other members of the European Union, and uncertainties regarding the sustainability of the U.S. economic recovery. Sell-offs among riskier assets were accompanied by rising demand for traditional safe havens, causing yields of longer-term bonds, including municipal securities, to fall sharply.

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

Subsequently, better economic data cheered investors and lifted prices of lower-rated securities, but interest rates generally remained low. From a credit perspective, tax receipts have trended higher, and many states and municipalities have cut spending, helping to relieve current fiscal pressures.

While these developments bolstered prices of longer-term bonds, they had little impact on the short end of the market.Yields of short-term bonds remained anchored by a historically low federal funds rate of between 0% and 0.25%, a position maintained by the Federal Reserve Board since December 2008.

Fund Strategies Produced Mixed Results

The fund benefited during the reporting period from municipal bonds with maturities of four years and longer. These securities responded more favorably to declining long-term interest rates than shorter maturities.They also contributed to a relatively long average duration, which increased the fund’s overall sensitivity to falling interest rates. Moreover, the fund achieved attractive results from a mild emphasis on A-rated securities, especially tax-supported bonds and securities issued to finance industrial development projects. Finally, the fund participated in gains among California general obligation bonds, which rebounded from previous weakness.

Although we maintained overweighted positions among BBB-rated securities, a rating category that fared relatively well, the relatively short maturities of these holdings diminished their positive impact on the fund’s performance. Shorter maturity bonds from the health care and utilities sectors proved particularly weak.

Adjusting to a Changing Market Environment

Although we believe that supply-and-demand factors should remain supportive of municipal bond prices, we feel the majority of the market’s gains stemming from declining interest rates probably is behind us. In addition, we are aware that risks remain elevated, including ongoing fiscal challenges and possible federal tax policy changes.Therefore, we have adopted a generally cautious investment posture by more closely approximating characteristics of the fund’s benchmark and maintaining a broadly diversified portfolio.

March 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Short Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to but not including four years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index
[3]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The BofA Merrill Lynch 1-5
Year Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment-grade municipal bonds maturing in the 1- to (but not including) 5-year range. In future reports, the fund’s performance will no longer be compared to the BofA Merrill Lynch 1-5Year Municipal Bond Index
because the S&P Municipal Bond Short Index is deemed to be more reflective of the fund’s current investment profile
[4]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 4.22% and Investor shares returned 4.17%.1 Effective September 15, 2011, the fund changed its benchmark to the S&P Municipal Bond Intermediate Index, which produced a 4.76% total return for the same period.2 The fund’s previous benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, returned 4.63% for the same period.3

Municipal bonds fared relatively well during the reporting period as long-term interest rates fell and a reduced supply of newly issued securities was met by robust investor demand.The fund’s returns were lower than the benchmark, primarily due to overweighted exposure to shorter-term maturities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.4 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Advanced Amid Volatility

The reporting period began in the midst of heightened market turmoil sparked by several macroeconomic developments. These included an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened other members of the European Union and uncertainties regarding the sustainability of the U.S. economic recovery. Sell-offs among riskier assets were accompanied by rising demand for traditional safe havens. Consequently, yields of longer-term bonds, including high-quality municipal securities, fell sharply and prices climbed. Later in the reporting period, better economic data cheered investors and lifted prices of lower-rated securities. However, interest rates generally remained low.

The Funds	7

DISCUSSION OF FUND PERFORMANCE (continued)

Supply-and-demand forces also helped buoy municipal bond prices. New issuance volumes fell sharply in 2011 after a flood of new supply in 2010, and political pressure also led to reduced borrowing last year. Yet, demand remained robust from investors seeking competitive levels of tax-exempt income in a low interest rate environment. From a credit perspective, tax receipts in Pennsylvania have trended higher, and the state has cut spending, helping to relieve current fiscal pressures.

Shorter Maturities Hindered Results

Although the fund participated in the market’s strength to a significant degree, its performance compared to the benchmark was dampened by a relatively short average duration stemming from an emphasis on municipal bonds with three-year maturities. Results were also mildly undermined by the fund’s investments in traditionally defensive escrowed bonds and securities issued on behalf of Pennsylvania health care facilities, which lagged during the reporting period. Finally, falling interest rates hurt returns from futures contracts, which we employed to control certain risks.

The fund achieved better results from mildly overweighted exposure to A-rated securities when investor sentiment improved, especially those issued on behalf of transportation facilities such as toll roads and ports.The fund’s longer-term holdings also added value as interest rates declined.

Adjusting to a Changing Market Environment

Although we expect municipal bond issuance to rise somewhat over the remainder of 2012, supply-and-demand factors should remain supportive of prices as investors continue to seek competitive tax-exempt yields. However, we are aware that risks remain elevated, including the long-term potential effects of Pennsylvania’s fiscal challenges and the impact of possible federal tax policy changes.Therefore, we have adopted a generally cautious investment posture by more closely approximating characteristics of the fund’s benchmark and maintaining a broadly diversified portfolio.

March 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond Intermediate
Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. In future reports, the fund’s performance will no longer be compared to the BofA
Merrill Lynch 2-17Year Municipal Bond Index because the S&P Municipal
Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 4.51%, and Investor shares returned 4.38%.1 Effective September 15, 2011, the fund changed its benchmark to the S&P Municipal Bond Intermediate Index, which produced a 4.76% total return for the same period.2 The fund’s previous benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, returned 4.63% for the same period.3

Municipal bonds fared relatively well during the reporting period as long-term interest rates fell and a reduced supply of newly issued securities was met by robust investor demand.The fund’s returns were lower than the benchmark, primarily due to overweighted exposure to shorter-term maturities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.4 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Advanced Amid Volatility

The reporting period began in the midst of heightened market turmoil sparked by several macroeconomic developments. These included an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened other members of the European Union and uncertainties regarding the sustainability of the U.S. economic recovery. Sell-offs among riskier assets were accompanied by rising demand for traditional safe havens. Consequently, yields of longer-term bonds, including high-quality municipal securities, fell sharply and prices climbed. Later in the reporting period, better economic data cheered investors and lifted prices of lower-rated securities. However, interest rates generally remained low.

Supply-and-demand forces also helped buoy municipal bond prices. New issuance volumes fell sharply in 2011 after a flood of new supply in 2010, and political pressure also led to reduced borrowing last year. Yet, demand remained robust from investors seeking competitive levels of tax-exempt income in a low interest rate

The Funds	9

DISCUSSION OF FUND PERFORMANCE (continued)

environment. From a credit perspective, tax receipts in Massachusetts have trended higher, and the state has cut spending, helping to relieve current fiscal pressures.

Shorter Maturities Hindered Performance

Although the fund participated in the market’s strength to a significant degree, its performance compared to the benchmark was dampened by its holdings of shorter-term bonds, which benefited less from falling interest rates than their longer term counterparts. Results also were mildly undermined by the fund’s investments in BBB-rated municipal bonds and general obligation bonds of local issuers, both of which tended to feature shorter maturities. Falling interest rates proved counterproductive to our risk management strategy using futures contracts.

The fund achieved better results from mildly overweighted exposure to A-rated securities, especially those issued on behalf of educational institutions, health care facilities and transportation projects. Finally, the fund’s longer-term holdings added value as interest rates declined.

Adjusting to a Changing Market Environment

Although we expect municipal bond issuance to rise somewhat over the remainder of 2012, supply-and-demand factors should remain supportive of prices as investors continue to seek competitive tax-exempt yields. However, we are aware that risks remain elevated, including the long-term potential effects of Massachusetts’ fiscal challenges and the impact of possible federal tax policy changes.Therefore, we have adopted a generally cautious investment posture by more closely approximating characteristics of the fund’s benchmark and maintaining a broadly diversified portfolio.

March 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond Intermediate
Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. In future reports, the fund’s performance will no longer be compared to the BofA
Merrill Lynch 2-17Year Municipal Bond Index because the S&P Municipal
Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

10

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 4.93%, and Investor shares returned 4.80%.1 Effective September 15, 2011, the fund changed its benchmark to the S&P Municipal Bond Intermediate Index, which produced a 4.76% total return for the same period.2 The fund’s previous benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, returned 4.63% for the same period.3

Municipal bonds fared relatively well during the reporting period as long-term interest rates fell and a reduced supply of newly issued securities was met by robust investor demand.The fund’s returns were higher than the benchmark, primarily due to overweighted exposure to bonds with longer-term maturities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal, NewYork state and New York city personal income taxes. These municipal bonds include those issued by NewYork state and New York city as well as those issued by U.S. territories and possessions.4 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Advanced Amid Volatility

The reporting period began in the midst of heightened market turmoil sparked by several macroeconomic developments. These included an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened to spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery. Sell-offs among riskier assets were accompanied by rising demand for traditional safe havens, such as U.S. government securities. Consequently, yields of longer-term bonds, including high-quality municipal securities, fell sharply, and prices climbed. Later in the reporting period, better economic data cheered investors and lifted prices of lower-rated securities. However, interest rates generally remained low.

The Funds	11

DISCUSSION OF FUND PERFORMANCE (continued)

Supply-and-demand forces also helped buoy municipal bond prices. New issuance volumes fell sharply in 2011 after a flood of new supply in 2010, and political pressure also led to reduced borrowing last year. Yet, demand remained robust from investors seeking competitive levels of tax-exempt income in a low interest rate environment. From a credit perspective, tax receipts in NewYork have trended higher, and the state reformed parts of its tax code, helping to relieve some fiscal pressures.

Yield Curve and Credit Selection Strategies Buoyed Results

The fund benefited during the reporting period from an emphasis on maturities of 15 years or more, which proved to be the “sweet spot” along the market’s maturity spectrum as interest rates declined.The fund also achieved favorable results from mildly overweighted exposure to A-rated securities when investor sentiment improved, especially tax-supported bonds and securities issued to finance industrial development projects.

Strength in these areas was partly offset by underweighted positions in the education, utilities and transportation sectors, mainly due to the fund’s emphasis on shorter maturities in these areas. Results also were mildly hindered by the effects of falling interest rates on futures contracts, which we employed to control certain risks.

Adjusting to a Changing Market Environment

Although we expect municipal bond issuance to rise somewhat over the remainder of 2012, supply-and-demand factors should remain supportive of prices as investors continue to seek competitive tax-exempt yields. However, we are aware that risks remain elevated, including the potential long-term effects of New York’s fiscal challenges and the impact of possible changes to federal tax policy.Therefore, we have adopted a generally cautious investment posture by more closely approximating characteristics of the fund’s benchmark and maintaining a broadly diversified portfolio.

March 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through December 31, 2012, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond Intermediate
Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. In future reports, the fund’s performance will no longer be compared to the BofA
Merrill Lynch 2-17Year Municipal Bond Index because the S&P Municipal
Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

12

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 9.32%, and Investor shares returned 9.19%.1 In comparison, the Barclays Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.67% for the same period.2

Municipal bonds fared well during the reporting period as long-term interest rates fell and a reduced supply of securities was met by robust investor demand. The fund produced higher returns than the benchmark, primarily due to an emphasis on longer maturities, BBB-rated bonds and securities issued on behalf of health care facilities.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds).While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We will seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Municipal Bonds Gained Value Amid Heightened Volatility

The reporting period began in the midst of intensified market turmoil sparked by several adverse macroeconomic developments.These included an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened to spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery. Sell-offs among riskier assets, including stocks and higher yielding bonds, were accompanied by rising demand for traditional safe havens, such as U.S. government securities.This flight to quality caused yields of longer-term bonds, including high-quality municipal securities, to fall sharply.

The Funds	13

DISCUSSION OF FUND PERFORMANCE (continued)

Fortunately, most of these concerns failed to materialize. Progress toward resolution of Europe’s debt crisis and improved U.S. economic data—including long awaited employment gains—cheered investors and lifted prices of lower-rated securities over the final months of 2011 and the opening months of 2012. However, longer-term interest rates generally remained low in response to an aggressively accommodative monetary policy by the Federal Reserve Board.

Supply-and-demand forces also helped buoy municipal bond prices during the reporting period. New issuance volumes fell sharply in 2011 after a flood of new supply in 2010, and political pressure also led to reduced borrowing last year.Yet, demand remained robust from investors seeking competitive levels of tax-exempt income in a low interest rate environment. From a credit perspective, tax receipts generally have trended higher, and many states and municipalities have cut spending, helping to relieve current fiscal pressures.

An Emphasis on Longer Maturities Buoyed Fund Results

The fund benefited during the reporting period from an emphasis on maturities of approximately 20 years, which proved to be one of the “sweet spots” along the market’s maturity spectrum as interest-rates declined.The fund also achieved favorable results from overweighted exposure to BBB-rated securities, especially those issued on behalf of health care facilities, when yield differences narrowed along the credit-quality range. In addition, the fund’s leveraging strategy proved to be effective in this market environment, magnifying the fund’s gains compared to the benchmark.

Strength in these areas was offset to a modest degree by the fund’s cash holdings, which were larger than usual as we maintained ready liquidity in order to take advantage of new opportunities when they became available. Results also were mildly hampered by the effects of falling interest rates on futures contracts, which we employed to control certain risks.

Adjusting to a Changing Market Environment

Although we expect municipal bond issuance to rise somewhat over the remainder of 2012, supply-and-demand factors should remain supportive of prices as investors continue to seek competitive tax-exempt yields. However, we are aware that macroeconomic risks remain elevated, including the potential long-term effects of fiscal challenges and the impact of possible federal tax policy changes. Therefore, we have adopted a more cautious investment posture by more closely approximating characteristics of the fund’s benchmark and maintaining a broadly diversified portfolio.

March 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from September 1, 2011 to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2012
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.82	$6.36
Ending value (after expenses)	$1,049.40	$1,047.40	$1,044.80
Annualized expense ratio (%)	.50	.75	1.25
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.79	—
Ending value (after expenses)	$1,008.50	$1,007.20	—
Annualized expense ratio (%)	.51	.76	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.40	$4.67	—
Ending value (after expenses)	$1,042.30	$1,041.70	—
Annualized expense ratio (%)	.67	.92	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.69	$3.96	—
Ending value (after expenses)	$1,045.10	$1,043.80	—
Annualized expense ratio (%)	.53	.78	—
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.01	$4.28	—
Ending value (after expenses)	$1,049.30	$1,048.00	—
Annualized expense ratio (%)	.59	.84	—
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.85	$5.15	—
Ending value (after expenses)	$1,093.20	$1,091.90	—
Annualized expense ratio (%)	.74	.99	—

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Funds	15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2012
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.77	$6.27
Ending value (after expenses)	$1,022.38	$1,021.13	$1,018.65
Annualized expense ratio (%)	.50	.75	1.25
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.56	$3.82	—
Ending value (after expenses)	$1,022.33	$1,021.08	—
Annualized expense ratio (%)	.51	.76	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.37	$4.62	—
Ending value (after expenses)	$1,021.53	$1,020.29	—
Annualized expense ratio (%)	.67	.92	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.66	$3.92	—
Ending value (after expenses)	$1,022.23	$1,020.98	—
Annualized expense ratio (%)	.53	.78	—
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.97	$4.22	—
Ending value (after expenses)	$1,021.93	$1,020.69	—
Annualized expense ratio (%)	.59	.84	—
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.72	$4.97	—
Ending value (after expenses)	$1,021.18	$1,019.94	—
Annualized expense ratio (%)	.74	.99	—

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.9%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.7%
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,000,000	5,421,700
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	1,180,000	1,169,415
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000	4,768,538
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000	12,677,538
Montgomery BMC Special Care Facilities
Financing Authority, Revenue (Baptist Health)
(Insured; National Public Finance Guarantee Corp.)	5.00	11/15/13	1,365,000	1,466,597
Montgomery BMC Special Care Facilities
Financing Authority, Revenue (Baptist Health)
(Insured; National Public Finance Guarantee Corp.)	5.00	11/15/14	2,500,000	2,788,375
Alaska—1.4%
Valdez, Marine Terminal Revenue
(BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	5,000,000	5,627,450
Valdez, Marine Terminal Revenue
(BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	8,000,000	9,342,640
Valdez, Marine Terminal Revenue
(BP Pipelines (Alaska) Inc. Project)	5.00	1/1/21	5,000,000	6,040,700
Valdez, Marine Terminal Revenue
(BP Pipelines (Alaska) Inc. Project)	5.00	1/1/21	2,500,000	3,020,350
Arizona—4.0%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000	2,992,900
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000	1,191,360
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000	1,302,048
Arizona Transportation Board, Highway Revenue	5.00	7/1/25	15,000,000	17,285,850
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000	5,817,550
Arizona Water Infrastructure Finance
Authority, Water Quality Revenue	5.00	10/1/21	3,000,000	3,813,810
Glendale, Senior Lien Water and Sewer Revenue Obligations	5.00	7/1/25	6,325,000	7,572,733
Glendale, Senior Lien Water and Sewer Revenue Obligations	5.00	7/1/26	4,425,000	5,249,820
Phoenix, GO	6.25	7/1/16	1,250,000	1,546,863
Phoenix Civic Improvement Corporation, Transit Excise
Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000	6,570,240
Scottsdale Unified School District Number 48 of
Maricopa County, School Improvement Bonds	6.60	7/1/12	1,250,000	1,276,550
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000	2,483,666
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	10,000,000	11,027,900

The Funds	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California—13.8%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	820,000[a]	810,964
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000[b]	4,965,950
California, Economic Recovery Bonds	5.00	7/1/15	2,950,000	3,242,640
California, Economic Recovery Bonds (Prerefunded)	5.00	7/1/14	2,050,000[c]	2,277,201
California, GO	5.00	11/1/12	95,000	95,309
California, GO	5.50	6/1/20	270,000	270,983
California, GO	5.25	11/1/26	10,500,000	11,175,570
California, GO (Various Purpose)	4.00	10/1/15	7,050,000	7,835,934
California, GO (Various Purpose)	5.00	9/1/16	10,000,000	11,778,200
California, GO (Various Purpose)	5.00	9/1/21	2,700,000	3,284,523
California, GO (Various Purpose)	5.25	10/1/23	5,000,000	6,055,150
California, GO (Various Purpose)	6.00	3/1/33	11,445,000	13,723,699
California, GO (Various Purpose)	6.50	4/1/33	3,000,000	3,695,010
California, GO (Various Purpose)	5.50	3/1/40	7,950,000	8,826,090
California, GO (Various Purpose) (Prerefunded)	5.00	2/1/14	1,825,000[c]	1,991,933
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Golden Gate Tobacco Funding Corporation)	4.50	6/1/21	2,350,000	2,141,249
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	5.25	6/1/21	1,145,000	1,068,377
California Department of Water Resources, Power Supply Revenue	5.00	5/1/22	5,000,000	6,083,100
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	11,985,000	14,130,435
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/19	5,000,000	6,333,100
California Health Facilities Financing Authority,
Revenue (Cedars-Sinai Medical Center)	5.00	8/15/18	2,500,000	2,983,350
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/24	8,500,000	10,364,475
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/28	4,000,000	4,749,480
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	3,440,000	4,047,986
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000[c]	80,696
California Infrastructure and Economic Development
Bank, Clean Water State Revolving Fund Revenue	5.00	10/1/17	2,500,000	2,568,200
California Infrastructure and Economic Development
Bank, Revenue (California Independent System
Operator Corporation Project)	6.00	2/1/30	8,000,000	8,823,360

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California State Public Works Board, LR
(Department of General Services) (Capitol East End
Complex—Blocks 171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000	5,125,050
California State Public Works Board, LR
(Department of General Services) (Capitol East End
Complex—Blocks 171-174 and 225) (Insured; AMBAC)	5.00	12/1/23	4,000,000	4,107,280
California State Public Works Board, LR
(Department of Mental Health-Coalinga State Hospital)	5.00	6/1/24	1,500,000	1,538,595
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000	2,308,520
California Statewide Communities Development
Authority, Mortgage Revenue (Methodist Hospital
of Southern California Project) (Collateralized; FHA)	6.25	8/1/24	5,000,000	6,184,600
California Statewide Communities Development Authority,
Revenue (Saint Joseph Health System) (Insured;
Assured Guaranty Municipal Corp.)	4.50	7/1/18	3,545,000	3,842,106
California Statewide Communities Development
Authority, Revenue (The California Endowment)	5.25	7/1/15	1,740,000	1,850,507
Golden State Tobacco, Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	590,000	590,053
Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000	18,316,238
Los Angeles Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,395,000	2,792,307
Los Angeles Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.75	7/1/16	2,000,000	2,413,240
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/33	4,000,000[d]	1,284,080
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000	1,567,485
Port of Oakland, Revenue	5.00	5/1/18	1,835,000	2,046,007
Port of Oakland, Revenue	5.00	5/1/19	2,250,000	2,508,998
Port of Oakland, Revenue	5.00	5/1/20	3,000,000	3,337,140
Port of Oakland, Revenue	5.00	5/1/21	2,785,000	3,096,809
Port of Oakland, Revenue	5.00	5/1/23	1,875,000	2,089,594
Sacramento County Water Financing Authority,
Revenue (Sacramento County Water Agency
Zones 40 and 41 Water System Project)
(Insured; National Public Finance Guarantee Corp.)	0.90	6/1/34	8,000,000[e]	5,569,120
Sacramento Municipal Utility District, Electric Revenue	5.30	7/1/12	200,000	202,930
Sacramento Municipal Utility District, Electric Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/13	3,530,000	3,737,035
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/25	5,000,000	5,874,450

The Funds	19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/26	5,000,000		5,814,750
Southern California Public Power Authority, Power Project Revenue
(San Juan Unit 3) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/13	3,010,000		3,142,199
Southern California Public Power Authority, Power Project Revenue
(San Juan Unit 3) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/14	2,000,000		2,188,820
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000		422,333
Colorado—4.5%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000		2,404,580
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000		1,859,408
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project)	5.00	1/15/20	280,000		294,160
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project) (Prerefunded)	5.00	1/15/15	970,000	[c]	1,094,849
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.75	4/1/15	30,000		30,499
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.05	10/1/16	40,000		41,130
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.70	10/1/16	20,000		20,385
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds (Collateralized; FHA)	6.75	10/1/21	90,000		91,157
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds (Collateralized; FHA)	7.15	10/1/30	25,000		25,472
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000		5,103,349
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/16	3,565,000		3,902,712
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000		5,526,300
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/17	3,500,000		3,843,490
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.45	6/15/16	7,690,000	[c]	9,141,641
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/16	7,345,000	[c]	8,808,565
Northwest Parkway Public Highway Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.55	6/15/16	10,960,000	[c]	13,051,935
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	5.75	11/15/18	2,765,000		3,111,289
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	6.13	11/15/23	4,645,000		5,267,151

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado (continued)
Regional Transportation District, COP	5.00	6/1/19	1,750,000	2,078,440
Regional Transportation District, COP	5.00	6/1/20	2,700,000	3,218,130
Regional Transportation District, COP	5.50	6/1/22	2,200,000	2,639,692
University of Colorado Regents, Participation Interest
(Sempra Energy Colorado, Inc., Lease, Development
and Operating Agreement) (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	6.00	6/1/12	5,000,000[c]	5,074,100
Connecticut—1.1%
Connecticut, GO	5.00	5/15/23	12,500,000	15,401,125
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000	1,865,235
Connecticut Health and Educational Facilities Authority,
Revenue (Connecticut State University System Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/14	1,260,000	1,408,100
District of Columbia—.8%
District of Columbia, GO (Insured;
Assured Guaranty Municipal Corp.)	1.45	6/1/16	5,000,000[e]	5,213,550
Metropolitan Washington Airports
Authority, Airport System Revenue	5.00	10/1/23	4,250,000	4,891,665
Metropolitan Washington Airports
Authority, Airport System Revenue	5.00	10/1/24	2,500,000	2,842,450
Florida—5.7%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,871,484
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000	2,847,850
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/15	10,000,000	11,178,800
Florida Municipal Loan Council, Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	11/1/15	55,000	55,194
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000	3,872,548
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000	3,999,061
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/18	8,500,000	10,351,980
Lee County, Airport Revenue	5.50	10/1/23	2,500,000	2,861,800
Lee County, Airport Revenue	5.50	10/1/24	5,000,000	5,664,600
Miami-Dade County, Subordinate Special Obligation
Bonds (Insured; National Public Finance Guarantee Corp.)	0/5.00	10/1/22	2,000,000[b]	1,933,780
Orlando Utilities Commission, Utility System Revenue	4.01	10/1/16	13,400,000[e]	13,754,162
Orlando-Orange County Expressway Authority,
Revenue (Insured; AMBAC)	5.00	7/1/13	4,710,000	4,986,571
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/24	1,790,000	1,963,684

The Funds	21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/25	6,170,000	6,728,200
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/28	2,105,000	2,252,855
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/29	1,085,000	1,155,395
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000[c]	310,785
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000[c]	304,442
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000[c]	266,387
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	725,000[c]	919,670
Tallahassee, Capital Bonds Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	10/1/19	5,725,000	6,311,870
Tallahassee, Capital Bonds Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	10/1/20	3,000,000	3,303,450
Tampa Bay Water, A Regional Water Supply
Authority, Utility System Revenue	5.00	10/1/20	5,000,000	6,283,750
Georgia—2.4%
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.40	4/1/15	5,000,000	5,037,800
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000	7,260,300
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	5.75	1/1/29	5,000,000	5,030,700
Crisp County Development Authority,
EIR (International Paper Company Project)	5.55	2/1/15	1,000,000	1,070,660
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000	3,926,965
Fulton County Development Authority, Revenue (Spelman College)	5.00	6/1/24	2,010,000	2,172,931
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000[f]	1,159,634
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000	6,099,300
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000	2,281,740
Putnam County Development Authority,
PCR (Georgia Power Company)	5.10	6/1/23	6,120,000	6,279,426
Hawaii—1.1%
Hawaii, GO	5.00	12/1/16	9,830,000	11,831,683
Hawaii, GO	5.00	12/1/17	5,000,000	6,152,650
Idaho—.7%
University of Idaho Regents, General Revenue	5.25	4/1/21	10,515,000	12,616,107

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois—4.3%
Chicago, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	5,000,000	5,359,150
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000	1,292,029
Chicago Metropolitan Water Reclamation
District, GO Capital Improvement	7.25	12/1/12	8,500,000	8,953,645
Cook County, GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000	5,139,600
DuPage, Cook and Will Counties Community College
District Number 502, GO (Prerefunded)	5.25	6/1/13	5,980,000[c]	6,357,099
Illinois, GO	5.00	9/1/19	7,500,000	8,128,650
Illinois, GO (Fund for Infrastructure, Roads, School and Transit)	5.25	10/1/15	3,000,000	3,082,290
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000	5,778,750
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000	2,763,525
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	3,500,000	3,857,770
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	6.25	6/1/24	10,000,000	11,159,600
Regional Transportation Authority, GO
(Insured; National Public Finance Guarantee Corp.)	7.75	6/1/12	1,890,000	1,924,871
Will County Forest Preserve District, GO Unlimited Tax Bonds	5.00	12/15/20	4,000,000	4,945,040
Will County School District Number 161, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/23	4,355,000	4,665,686
Indiana—.4%
Indiana Finance Authority, Acquisition Revenue
(National Collegiate Athletic Association Project)	5.00	5/1/15	1,000,000	1,140,490
Indiana Finance Authority, State Revolving
Fund Program Bonds	5.00	2/1/24	5,000,000	6,181,950
Kansas—2.7%
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/20	3,025,000	3,527,331
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/21	3,370,000	3,866,165
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/23	3,690,000	4,128,261
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/24	3,850,000	4,261,757
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/25	3,720,000	4,072,991
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000	10,014,107
Wichita, Water and Sewer Utility Revenue	5.00	10/1/22	8,390,000	10,369,872
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	4,700,000	5,413,836

The Funds	23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kentucky—.3%
Kentucky Housing Corporation, Housing Revenue	4.80	7/1/20	2,040,000		2,097,365
Kentucky Property and Buildings Commission,
Revenue (Project Number 100)	5.00	8/1/21	1,785,000		2,169,882
Louisiana—2.7%
Jefferson Sales Tax District, Special Sales
Tax Revenue (Insured; AMBAC)	5.25	12/1/21	4,375,000		5,021,362
Louisiana, Gasoline and Fuels Tax Second Lien Revenue	0.91	6/1/13	5,000,000	[e]	5,006,200
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	4,000,000		4,210,280
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.00	6/1/21	5,500,000		5,894,295
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	14,500,000		16,908,740
Louisiana Local Government Environmental Facilities
and Community Development Authority, Revenue
(Louisiana Community and Technical College
System Facilities Corporation Project)	5.00	10/1/22	5,000,000		5,847,800
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000		2,299,400
Maine—.1%
Maine Housing Authority, Mortgage Purchase Bonds	4.75	11/15/21	2,450,000		2,527,591
Maryland—.5%
Howard County, Consolidated Public Improvement GO	5.00	8/15/17	5,030,000		6,179,305
University System of Maryland, Auxiliary Facility
and Tuition Revenue (Prerefunded)	5.00	4/1/13	2,405,000	[c]	2,530,637
Massachusetts—2.3%
Massachusetts, Consolidated Loan (Insured;
National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		4,274,015
Massachusetts Development Finance Agency, Revenue (Combined
Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	1,935,000		2,055,957
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	8,050,000		8,222,270
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/41	4,100,000		4,478,512
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000		2,532,600
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/29	5,000,000		5,819,400
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000		1,724,910
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000		352,765
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	6,000,000		7,066,140
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	1,500,000		1,671,315

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	275,000		305,209
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,471
Michigan—.6%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		8,218,140
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000		1,176,050
Minnesota—1.4%
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	12,000,000		14,158,080
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	5.00	3/1/14	1,410,000		1,539,692
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000		7,280,343
Mississippi—.1%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	1,745,000		1,821,937
Mississippi State University Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000		477,704
Missouri—.2%
Curators of the University of Missouri, System Facilities Revenue	5.00	11/1/12	2,000,000		2,064,480
Missouri Environmental Improvement and Energy
Resource Authority, Water PCR (State Revolving
Fund Program—Master Trust)	5.50	7/1/14	1,250,000		1,374,775
Missouri Housing Development Commission, SFMR (Homeownership
Loan Program) (Collateralized: FNMA and GNMA)	5.05	9/1/24	565,000		567,701
Nebraska—.1%
Nebraska Investment Finance Authority, SFHR
(Collateralized: FHLMC, FNMA and GNMA)	4.70	9/1/21	650,000		666,373
Omaha City, GO (City of Omaha Convention Center/Arena Project)	6.50	12/1/16	1,000,000		1,271,880
Nevada—1.6%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	10,000,000		11,213,800
Clark County School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000		15,121,506
New Hampshire—.1%
Nashua, Capital Improvement Bonds (Prerefunded)	5.50	7/15/12	560,000	[c]	571,357
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,000,000		1,078,020
New Jersey—5.7%
Essex County Improvement Authority, Project Consolidation
Revenue (County Guaranteed) (Refunding Project)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/24	12,725,000		16,250,588
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000		1,200,740

The Funds	25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/17	2,500,000	2,958,225
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/18	5,000,000	5,886,550
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/19	5,000,000	5,870,650
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/23	5,000,000	5,870,650
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/15	4,400,000	4,761,944
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.50	6/15/24	3,000,000	3,016,830
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	2,000,000	2,229,980
New Jersey Economic Development Authority,
School Facilities Construction Revenue	2.08	2/1/18	10,000,000[e]	10,053,900
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/18	1,000,000	1,088,980
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	3,750,000	4,583,700
New Jersey Health Care Facilities Financing Authority,
Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000	2,320,920
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	10,000,000[d]	4,356,100
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.50	6/15/31	5,000,000	5,876,250
New Jersey Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/19	18,500,000	19,541,550
New Mexico—.4%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000	1,103,770
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/18	5,000,000	6,156,000
New York—6.7%
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000	1,132,030
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/12	950,000	966,454
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/13	950,000	1,021,307
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/14	950,000	1,074,402
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000	1,122,938
Long Island Power Authority, Electric System General Revenue	5.25	12/1/12	4,000,000	4,146,640
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000	3,320,467
Metropolitan Transportation Authority,
State Service Contract Revenue	5.50	7/1/16	5,000,000	5,745,900

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000		1,849,890
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000		14,947,320
New York City, GO	5.13	12/1/24	5,000,000		5,971,350
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Prerefunded)	5.38	11/15/12	1,050,000	[c]	1,088,934
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/23	13,000,000		15,862,210
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000		1,117,180
New York Local Government Assistance Corporation, Revenue	6.00	4/1/12	705,000		707,933
New York State Dormitory Authority, Revenue (Consolidated City
University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	200,000		233,928
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/24	5,000,000		6,068,400
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/25	3,000,000		3,608,520
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/29	3,000,000		3,522,780
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000		5,709,500
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000		5,869,100
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000		5,821,850
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	3,000,000		3,315,930
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.00	4/1/24	4,500,000		5,101,515
Port Authority of New York and New Jersey
(Consolidated Bonds, 139th Series) (Insured;
National Public Finance Guarantee Corp. )	5.00	10/1/16	5,440,000		6,150,246
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.50	6/1/19	5,000,000		5,312,150
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract
Secured) (Insured; National Public Finance Guarantee Corp.)	5.50	6/1/18	2,000,000		2,021,800
North Carolina—3.1%
Charlotte, GO	5.00	4/1/13	1,000,000		1,052,580
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.38	1/1/16	1,500,000		1,554,600

The Funds	27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/17	8,050,000	9,448,526
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.25	1/1/20	5,000,000	5,862,600
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/26	18,000,000	20,192,400
North Carolina Municipal Power Agency
Number 1, Catawba Electric Revenue	5.50	1/1/13	1,415,000	1,472,987
North Carolina Municipal Power Agency
Number 1, Catawba Electric Revenue	5.00	1/1/24	5,500,000	6,275,720
Wake County, LOR	5.00	1/1/24	5,955,000	7,233,003
Ohio—1.2%
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000	3,817,792
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	6.00	1/1/15	1,110,000	1,183,848
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group) (Prerefunded)	5.75	7/1/13	1,960,000[c]	2,103,296
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group) (Prerefunded)	5.75	7/1/13	2,040,000[c]	2,189,144
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group) (Prerefunded)	6.00	7/1/13	1,155,000[c]	1,243,300
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group) (Prerefunded)	6.00	7/1/13	1,990,000[c]	2,142,135
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group) (Prerefunded)	6.00	7/1/13	1,910,000[c]	2,056,019
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000	3,672,996
Ohio Housing Finance Agency, MFHR (Uptown
Towers Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	705,000	745,114
Toledo-Lucas County Port Authority,
Port Facilities Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000	974,367
Pennsylvania—1.7%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,841,373
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000	5,855,600
Philadelphia School District, GO	5.00	9/1/13	5,000,000	5,335,100
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,370,372
Pittsburgh, GO	5.00	9/1/25	10,000,000	11,395,900
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/12	1,400,000	1,436,834
Rhode Island—.1%
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue (Providence
College Issue) (Insured; XLCA)	4.50	11/1/17	795,000	832,071
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue (Providence
College Issue) (Insured; XLCA)	5.00	11/1/22	250,000	259,193

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
South Carolina—.3%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,754,140
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	350,000	372,851
Newberry Investing in Children’s Education, Installment
Purchase Revenue (School District of Newberry
County, South Carolina Project)	5.25	12/1/20	1,000,000	1,081,780
Tennessee—.7%
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/25	10,000,000	12,033,600
Texas—9.0%
Dallas and Fort Worth, Joint Revenue Improvement
Bonds (Dallas/Fort Worth International Airport)
(Insured; National Public Finance Guarantee Corp.)	5.50	11/1/31	815,000	823,745
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,167,770
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/23	12,500,000	14,797,000
Harris County, Toll Road Senior Lien Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	8/15/25	4,000,000	4,371,080
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000	16,789,584
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System)	7.00	12/1/27	5,000,000	6,069,550
Houston, Public Improvement GO	5.00	3/1/18	5,000,000	6,113,650
Houston, Public Improvement GO (Insured; AMBAC)	5.00	3/1/18	5,190,000	5,946,287
Houston Community College System, Limited Tax Bonds	5.00	2/15/21	2,250,000	2,818,845
Katy Independent School District, Unlimited Tax Refunding
Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000[d]	1,455,621
Klein Independent School District, Unlimited Tax
Schoolhouse Bonds (Permanent School Fund
Guarantee Program) (Prerefunded)	5.00	8/1/12	1,575,000[c]	1,607,350
Lower Colorado River Authority, Junior Lien Revenue (Seventh
Supplemental Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/15	1,135,000	1,280,337
Lower Colorado River Authority, Revenue	5.00	5/15/16	15,000	17,713
Lower Colorado River Authority, Revenue	5.00	5/15/16	35,000	41,442
Lower Colorado River Authority, Revenue	5.00	5/15/16	13,950,000	16,306,155
Royse City Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	0.00	8/15/14	3,260,000[d]	3,211,719
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/17	5,000,000	6,020,400
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/25	10,000,000	11,400,000
Texas Department of Housing and Community Affairs,
SFMR (Collateralized: FNMA and GNMA and Insured;
National Public Finance Guarantee Corp.)	5.45	9/1/23	960,000	961,123
Texas Public Finance Authority, GO	5.00	10/1/23	9,385,000	11,732,845
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/17	7,500,000	8,714,700

The Funds	29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	1/1/20	10,000,000	10,574,000
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/20	15,000,000	17,945,700
Texas Water Development Board, State
Revolving Fund Subordinate Lien Revenue	5.00	7/15/24	3,650,000	4,319,009
Utah—1.9%
Metropolitan Water District of Salt Lake and
Sandy, Water Revenue Project Bonds	4.00	7/1/21	6,005,000	7,068,065
Utah, GO	5.00	7/1/20	20,000,000	25,440,400
Vermont—.2%
Burlington, Electric Revenue (Insured; National
Public Finance Guarantee Corp.)	6.25	7/1/12	2,500,000	2,547,350
Virginia—3.7%
Virginia, GO	5.00	6/1/23	5,490,000	6,902,632
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/19	7,000,000	8,644,440
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/20	5,000,000	6,232,750
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000	2,800,500
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/23	11,285,000	13,860,688
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/16	4,070,000	4,841,876
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/18	8,370,000	10,302,298
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/19	6,950,000	8,656,364
Washington—1.8%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000[g]	13,468,187
Energy Northwest, Electric Revenue (Project Number 1)
(Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/13	1,000,000	1,018,000
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000	6,302,250
Tumwater Office Properties, LR (Washington State Office Building)	5.00	7/1/28	5,000,000	5,177,600
Washington, Motor Vehicle Fuel Tax GO	5.00	8/1/23	3,570,000	4,378,212
West Virginia—.4%
Monongalia County Building Commission, HR
(Monongalia General Hospital)	5.25	7/1/20	3,395,000	3,624,129
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	1,000,000	1,049,690

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
West Virginia (continued)
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	2,600,000	2,729,194
Wisconsin—1.2%
Wisconsin, GO	5.00	5/1/20	5,800,000	6,963,886
Wisconsin, Transportation Revenue (Insured;
National Public Finance Guarantee Corp.)	5.00	7/1/18	11,825,000	13,359,649
U.S. Related—5.2%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/12	2,000,000	2,027,000
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/19	5,715,000	6,518,300
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/13	1,380,000	1,465,312
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000	5,761,650
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	5,000,000	5,678,150
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/15	2,000,000	2,237,480
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000	4,335,261
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	10,000,000	10,298,100
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000	4,227,320
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	5.00	12/15/22	5,000,000	5,413,400
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.50	7/1/14	1,000,000	1,078,600
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.50	7/1/15	995,000	1,097,236
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.50	7/1/15	5,000	5,824
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.50	7/1/16	5,000	6,073
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.50	7/1/16	1,995,000	2,240,445
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.75	7/1/17	5,000	6,307
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.75	7/1/17	1,940,000	2,227,605
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.75	7/1/22	2,500,000	2,736,600
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000[b]	10,769,880
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000[b]	1,975,750
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	12,650,000	14,360,407
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.50	8/1/44	2,500,000	2,944,400
Total Long-Term Municipal Investments
(cost $1,532,144,279)				1,658,712,427

The Funds	31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—3.6%	Rate (%)	Date	Amount ($)		Value ($)
Colorado—.6%
Colorado Educational and Cultural Facilities
Authority, Revenue (National Jewish Federation
Bond Program) (LOC; National City Bank)	0.12	3/1/12	1,800,000	[h]	1,800,000
Colorado Educational and Cultural Facilities
Authority, Revenue (National Jewish Federation
Bond Program) (LOC; Northern Trust Company)	0.12	3/1/12	1,530,000	[h]	1,530,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; TD Bank)	0.12	3/1/12	1,955,000	[h]	1,955,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.12	3/1/12	4,400,000	[h]	4,400,000
Florida—.0%
Jacksonville Health Facilities Authority, HR (Baptist Medical
Center Project) (LOC; Wells Fargo Bank)	0.15	3/1/12	300,000	[h]	300,000
Illinois—.2%
Chicago Board of Education, Unlimited Tax GO Notes, Refunding
(Dedicated Revenues) (LOC; JPMorgan Chase Bank)	0.12	3/1/12	3,500,000	[h]	3,500,000
Quincy, Revenue, Refunding (Blessing Hospital)
(LOC; JPMorgan Chase Bank)	0.25	3/1/12	100,000	[h]	100,000
Iowa—.3%
Iowa Finance Authority, Health Facilities Revenue
(Great River Medical Center Project) (LOC; Allied Irish Banks)	0.16	3/1/12	4,800,000	[h]	4,800,000
Louisiana—.4%
Louisiana Public Facilities Authority, HR, Refunding
(Franciscan Missionaries of Our Lady Health
System Project) (LOC; U.S. Bank NA)	0.10	3/1/12	7,000,000	[h]	7,000,000
Massachusetts—.7%
Massachusetts, GO Notes (Consolidated Loan)	0.61	3/7/12	5,000,000	[h]	5,000,400
Massachusetts, GO Notes (Consolidated Loan)
(LOC; Bank of America)	0.19	3/1/12	4,400,000	[h]	4,400,000
Missouri—.5%
Missouri Development Finance Board, Cultural Facilities Revenue
(The Nelson Gallery Foundation) (SBPA; JPMorgan Chase Bank)	0.10	3/1/12	4,700,000	[h]	4,700,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Ranken Technology
College) (LOC; Northern Trust Company)	0.15	3/1/12	4,075,000	[h]	4,075,000
New Hampshire—.4%
New Hampshire Health and Education Facilities Authority, Revenue
(Dartmouth College Issue) (Liquidity Facility; JPMorgan Chase Bank)	0.14	3/1/12	2,700,000	[h]	2,700,000
New Hampshire Health and Education Facilities Authority, Revenue
(Dartmouth College Issue) (Liquidity Facility; JPMorgan Chase Bank)	0.14	3/1/12	4,500,000	[h]	4,500,000

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—.0%
Long Island Power Authority, Electric System Subordinated
Revenue (LOC; Westdeutsche Landesbank)	0.15	3/1/12	600,000	[h]	600,000
Ohio—.2%
Ohio University, General Receipts Bonds
(Insured; Assured Guaranty Municipal Corp.)	2.70	3/7/12	2,660,000	[h]	2,660,000
Ohio Water Development Authority, PCR, Refunding (FirstEnergy
Nuclear Generation Corporation Project) (LOC; Wells Fargo Bank)	0.15	3/1/12	1,100,000	[h]	1,100,000
Texas—.2%
Harris County Health Facilities Development Corporation, HR
(Baylor College of Medicine) (LOC; Wells Fargo Bank)	0.15	3/1/12	3,600,000	[h]	3,600,000
Vermont—.1%
Vermont Educational and Health Buildings Financing
Agency, Revenue (Southwestern Vermont Medical
Center Project) (LOC; TD Bank)	0.15	3/1/12	2,475,000	[h]	2,475,000
Total Short-Term Municipal Investments
(cost $61,195,000)					61,195,400

Total Investments (cost $1,593,339,279)			101.5%		1,719,907,827
Liabilities, Less Cash and Receivables			(1.5%)		(24,806,243)
Net Assets			100.0%		1,695,101,584

a Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2012, this security was valued at $810,964 or 0.05% of net assets.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate security—interest rate subject to periodic change.
f Non-income producing—security in default.
g Purchased on a delayed delivery basis.
[h] Variable rate demand note—rate shown is the interest rate in effect at February 29, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds	33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MERLOTS	Municipal Exempt Receipt Liquidity Option Tender			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PUTTERS		Puttable Tax-Exempt Receipts		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
ROCS		Reset Options Certificates		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	22.3
AA		Aa		AA	43.5
A		A		A	23.6
BBB		Baa		BBB	7.2
B		B		B	.3
F1		MIG1/P1		SP1/A1	2.4
Not Rated[i]		Not Rated[i]		Not Rated[i]	.7
100.0

† Based on total investments.
i Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

34

STATEMENT OF FINANCIAL FUTURES

February 29, 2012 (Unaudited)

		Market Value		Unrealized
BNY Mellon National		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/29/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	340	(44,630,313)	March 2012	(544,531)

See notes to financial statements.

The Funds	35

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.1%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.4%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	1,370,000	1,363,287
Jefferson County, Sewer Revenue Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	2/1/13	3,000,000	2,990,340
Alaska—.6%
Alaska Industrial Development and Export
Authority, Revolving Fund Revenue	5.00	4/1/14	2,370,000	2,571,284
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/14	2,000,000	2,132,680
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	2,500,000	2,813,725
Arizona—4.2%
Arizona Health Facilities Authority, Health Facility
Revenue (Catholic Healthcare West)	5.00	7/2/12	4,000,000	4,062,960
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)	5.50	9/1/13	3,300,000	3,522,486
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/12	1,275,000	1,303,687
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/13	10,950,000	11,606,562
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/14	2,165,000	2,397,413
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/15	9,380,000	10,750,606
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/16	5,000,000	5,918,400
Arizona Transportation Board, Transportation Excise Tax
Revenue (Maricopa County Regional Area Road Fund)	5.00	7/1/16	2,300,000	2,727,869
Scottsdale, GO (Projects of 2000 and 2004)	5.00	7/1/13	3,000,000	3,190,560
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	5,000,000	5,513,950
California—6.3%
California, GO (Economic Recovery) (Insured;
National Public Finance Guarantee Corp.)	5.25	7/1/14	6,820,000	7,583,294
California, GO (Various Purpose)	5.00	9/1/12	3,220,000	3,297,699
California, GO (Various Purpose)	4.00	10/1/15	10,000,000	11,114,800
California, GO (Various Purpose)	5.00	9/1/16	10,000,000	11,778,200
California Department of Water Resources, Power Supply Revenue	5.00	5/1/13	5,000,000	5,282,200
California Health Facilities Financing Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	1,500,000	1,523,235
California Health Facilities Financing Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	3,000,000	3,046,470
California Health Facilities Financing Authority,
Revenue (Cedars-Sinai Medical Center)	5.00	8/15/15	1,000,000	1,128,450
California Municipal Finance Authority,
SWDR (Waste Management, Inc. Project)	2.00	9/2/14	4,000,000	4,041,640
California Statewide Communities Development Authority,
MFHR (Clara Park/Cypress Sunrise/Wysong Plaza
Apartments) (Collateralized; GNMA)	4.55	1/20/16	870,000	915,753
California Statewide Communities Development Authority,
PCR (Southern California Edison Company) (Insured; XLCA)	4.10	4/1/13	1,000,000	1,038,760

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	4/1/13	5,000,000		5,247,650
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	4/1/14	1,000,000		1,085,950
California Statewide Communities Development Authority,
Revenue (Proposition 1A Receivables Program)	5.00	6/15/13	5,000,000		5,294,150
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding —CHF—Irvine, L.L.C.)	4.00	5/15/13	600,000		619,908
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding —CHF—Irvine, L.L.C.)	4.00	5/15/14	900,000		945,522
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding —CHF—Irvine, L.L.C.)	4.00	5/15/15	1,150,000		1,221,530
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding —CHF—Irvine, L.L.C.)	4.00	5/15/16	1,450,000		1,554,385
Los Angeles Unified School District, GO	4.00	7/1/16	4,000,000		4,529,200
Mount San Antonio Community College District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	8/1/15	2,000,000		2,039,120
Sacramento County Sanitation Districts Financing Authority,
Revenue (Sacramento Regional County Sanitation
District) (Insured; AMBAC) (Prerefunded)	5.00	12/1/14	1,000,000	[a]	1,128,520
Tuolumne Wind Project Authority,
Revenue (Tuolumne Company Project)	4.00	1/1/13	1,000,000		1,027,250
Colorado—1.2%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	5.00	11/12/13	5,000,000		5,381,800
Denver City and County, Airport System Revenue	4.00	11/15/14	1,310,000		1,415,940
Denver City and County, GO Medical Facilities Bonds	5.00	8/1/15	7,620,000		8,116,367
Connecticut—2.8%
Connecticut, GO (Economic Recovery)	5.00	1/1/14	10,010,000		10,871,060
Connecticut, GO (Economic Recovery)	5.00	1/1/16	8,425,000		9,827,931
Connecticut, Special Tax Obligation Revenue
(Transportation Infrastructure Purposes)	5.00	12/1/16	2,900,000		3,489,019
Connecticut Development Authority, PCR
(The Connecticut Light and Power Company Project)	1.25	9/3/13	2,600,000		2,620,358
Connecticut Health and Educational Facilities Authority,
Revenue (Quinnipiac University Issue) (Insured;
National Public Finance Guarantee Corp.)	5.00	7/1/12	1,190,000		1,207,410
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	2.50	2/12/15	5,000,000		5,300,150
Delaware—.3%
Delaware, GO	5.00	10/1/13	3,275,000		3,524,784

The Funds	37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida—6.7%
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.00	6/1/13	10,000,000	10,549,800
Escambia County, SWDR (Gulf Power Company Project)	2.00	4/3/12	2,500,000	2,503,700
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/13	6,100,000	6,470,026
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/16	3,250,000	3,328,877
Florida Department of Management Services, Florida Facilities
Pool Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/13	1,825,000	1,946,800
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/13	4,060,000	4,297,266
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/15	10,000,000	11,178,800
Florida State Board of Education, Lottery Revenue (Insured; AMBAC)	5.25	7/1/14	5,000,000	5,568,900
Florida State Board of Education, Public
Education Capital Outlay Bonds	5.00	6/1/16	10,000,000	11,833,000
Florida State Board of Education, Public Education Capital
Outlay Bonds (Insured; National Public Finance Guarantee Corp.)	5.25	6/1/13	3,000,000	3,191,460
Fort Pierce Utilities Authority, Utilities Revenue (Insured; AMBAC)	5.00	10/1/15	4,640,000	4,923,086
Kissimmee Utility Authority, Electric System Revenue	4.00	10/1/14	1,250,000	1,350,200
Miami-Dade County, Double-Barreled Aviation GO	5.00	7/1/14	1,000,000	1,096,870
Orange County School Board, COP
(Master Lease Purchase Agreement)	5.00	8/1/15	1,500,000[b]	1,676,505
Orlando, Waste Water System Revenue (Insured;
National Public Finance Guarantee Corp.)	4.00	10/1/14	3,025,000	3,292,894
Orlando-Orange County Expressway Authority,
Revenue (Insured; AMBAC)	5.00	7/1/12	2,000,000	2,031,600
Palm Beach County School Board, COP (Master Lease Purchase
Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	5,000,000	5,623,150
Georgia—3.0%
Atlanta, Water and Wastewater Revenue	5.00	11/1/15	5,000,000	5,726,700
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.40	4/1/15	5,000,000	5,037,800
Fulton County, Water and Sewerage Revenue	5.00	1/1/16	1,550,000	1,804,246
Georgia, GO	4.00	7/1/13	5,000,000	5,255,650
Georgia, GO	5.00	7/1/15	5,000,000	5,753,950
Georgia Environmental Loan Acquisition Corporation,
Local Government Loan Securitization Revenue (Loan Pool)	2.40	3/15/16	4,000,000	4,132,400
Gwinnett County School District, GO	5.00	2/1/13	3,000,000	3,133,230
Main Street Natural Gas, Inc., Gas Project Revenue	5.00	3/15/12	5,790,000	5,811,191
Illinois—3.6%
Chicago, Second Lien Passenger Facility Charge Revenue
(Chicago O’Hare International Airport) (Insured; AMBAC)	5.50	1/1/14	500,000	501,880
Chicago, Second Lien Revenue
(Chicago Midway Airport) (Insured; AMBAC)	5.00	1/1/17	4,110,000	4,496,833

38

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/14	2,000,000		2,228,980
Chicago Park District, GO Limited Tax Bonds (Insured; AMBAC)	5.00	1/1/16	2,100,000		2,303,175
Chicago Transit Authority, Capital Grant Receipts
Revenue (Federal Transit Administration
Section 5307 Formula Funds) (Insured; AMBAC)	5.00	6/1/14	3,815,000		4,094,792
Illinois, GO	5.00	1/1/14	6,000,000		6,428,700
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/16	7,500,000		8,495,025
Illinois Finance Authority, SWDR
(Waste Management, Inc. Project)	1.13	10/1/12	2,000,000		2,008,880
Kane, McHenry, Cook and DeKalb Counties Community
Unit School District Number 300, GO (Insured; XLCA)	5.00	12/1/17	3,145,000		3,534,634
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	8,330,000		9,181,493
Indiana—1.3%
Indiana Finance Authority, Second Lien Water
Utility Revenue (Citizens Energy Group Project)	3.00	10/1/14	2,000,000		2,100,280
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.50	8/1/14	2,000,000		2,037,000
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.60	2/1/17	2,500,000		2,511,925
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Subordinate Credit Group)	1.70	9/1/14	1,500,000		1,536,135
Indiana Transportation Finance Authority,
Highway Revenue (Insured; FGIC) (Prerefunded)	5.25	6/1/14	1,000,000	[a]	1,111,230
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	6,000,000		6,261,780
Iowa—.1%
Iowa Higher Education Loan Authority, Private
College Facility Revenue (Grinnell College Project)	4.00	12/1/13	1,000,000		1,066,010
Kentucky—1.0%
Kentucky Property and Buildings Commission, Revenue (Project
Number 82) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/13	8,480,000		9,119,477
Louisville/Jefferson County Metro Government, PCR
(Louisville Gas and Electric Company Project)	1.90	4/2/12	3,000,000		3,003,600
Louisiana—1.1%
Louisiana, GO	0.98	7/15/14	5,000,000	[c]	5,007,750
Louisiana Offshore Terminal Authority,
Deepwater Port Revenue (LOOP LLC Project)	1.88	10/1/13	2,000,000		2,023,700
Louisiana Public Facilities Authority, Revenue (Loyola University
Project) (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/16	5,000,000		5,886,000
Maryland—1.0%
Anne Arundel County, Consolidated General Improvements GO	4.00	4/1/14	4,000,000		4,310,560

The Funds	39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland (continued)
Maryland, GO (State and Local Facilities
Loan—Capital Improvement Bonds)	5.00	7/15/13	5,000,000	5,331,700
Maryland Health and Higher Educational
Facilities Authority, Revenue (The Johns
Hopkins Health System Obligated Group Issue)	1.33	11/15/16	2,245,000[c]	2,252,835
Massachusetts—5.2%
Massachusetts, GO (Consolidated Loan)	5.25	8/1/13	1,500,000	1,608,195
Massachusetts, GO (Consolidated Loan)	5.00	8/1/14	5,000,000	5,568,400
Massachusetts, GO (Consolidated Loan) (Insured; FGIC)	5.50	11/1/13	1,700,000	1,850,790
Massachusetts, GO (Consolidated Loan)
(Insured; XLCA) (Prerefunded)	5.25	11/1/12	15,000,000[a]	15,504,150
Massachusetts Bay Transportation Authority, Assessment Revenue	4.00	7/1/13	1,250,000	1,312,700
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.00	7/1/14	12,705,000[a]	14,125,673
Massachusetts Development Finance Agency, Recovery Zone
Facility Revenue (Dominion Energy Brayton Point Issue)	2.25	9/1/16	5,000,000	5,150,650
Massachusetts Development Finance Agency,
Revenue (Brandeis University Issue)	3.00	10/1/12	1,375,000	1,396,505
Massachusetts Development Finance Agency,
Revenue (Brandeis University Issue)	3.00	10/1/13	1,140,000	1,185,098
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	4.00	7/1/14	4,525,000	4,725,955
Massachusetts Health and Educational Facilities
Authority, Revenue (Amherst College Issue)	1.00	11/1/14	1,875,000	1,892,063
Massachusetts Health and Educational Facilities
Authority, Revenue (Amherst College Issue)	1.70	11/1/16	3,000,000	3,079,680
Massachusetts Health and Educational Facilities
Authority, Revenue (Northeastern University Issue)	4.10	4/19/12	1,000,000	1,005,390
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/13	1,350,000	1,435,374
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/14	1,600,000	1,761,872
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	6.13	10/1/14	1,000,000	1,113,070
Michigan—1.7%
Michigan Hospital Finance Authority, HR (Oakwood Obligated Group)	5.50	11/1/15	10,000,000	10,612,000
Michigan Hospital Finance Authority, Project
Revenue (Ascension Health Senior Credit Group)	1.50	3/1/17	10,000,000	10,000,000
Minnesota—3.1%
Minnesota, GO	5.00	8/1/16	5,200,000	6,209,580
Minnesota, GO (Prerefunded)	5.25	11/1/12	13,175,000[a]	13,626,112
Minnesota, GO (State Trunk Highway Bonds)	4.00	8/1/13	1,310,000	1,380,661
Minnesota, GO (Various Purpose)	4.00	8/1/13	11,500,000	12,120,310
Minnesota, GO (Various Purpose)	5.00	8/1/15	4,000,000	4,614,120

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Mississippi—.1%
Mississippi Business Finance Corporation,
Revenue (Mississippi Power Company Project)	2.25	1/15/13	1,150,000		1,160,281
Missouri—.2%
Saint Louis, Airport Revenue (Lambert-Saint
Louis International Airport) (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/13	1,800,000		1,885,014
Montana—.1%
Montana Board of Regents of Higher Education of the
University of Montana, Facilities Improvement Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	5/15/24	1,610,000		1,624,876
Nebraska—.8%
Lincoln, GO	4.00	12/1/15	2,035,000		2,299,001
Nebraska Public Power District, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	1,300,000		1,350,869
University of Nebraska Facilities Corporation,
Deferred Maintenance Bonds (Insured; AMBAC)	5.00	7/15/13	5,125,000		5,462,789
Nevada—4.5%
Clark County, Airport System Junior Subordinate Lien Revenue	5.00	7/1/12	10,000,000		10,147,400
Clark County, Limited Tax GO Public Safety Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	1,000,000		1,077,370
Clark County, Passenger Facility Charge Revenue
(Las Vegas-McCarran International Airport)	5.00	7/1/14	2,500,000		2,731,175
Clark County School District, Limited Tax GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/14	6,745,000		7,447,020
Clark County School District, Limited Tax GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/15	6,800,000		7,745,540
Clark County School District, Limited Tax GO (Insured;
National Public Finance Guarantee Corp.)	5.25	6/15/15	4,075,000		4,674,718
Las Vegas Convention and Visitors Authority,
Revenue (Insured; AMBAC)	5.00	7/1/16	3,500,000		3,936,415
Las Vegas Valley Water District, GO (Additionally
Secured by Pledged Revenues)	5.00	2/1/13	1,000,000		1,041,240
Las Vegas Valley Water District, GO (Additionally
Secured by Pledged Revenues)	5.00	6/1/17	13,640,000		15,332,588
Las Vegas Valley Water District, GO (Additionally Secured
by Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/14	450,000		492,030
New Hampshire—2.0%
Manchester, School Facilities Revenue (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.50	6/1/13	4,465,000	[a]	4,743,169
New Hampshire, Turnpike System Revenue	4.00	10/1/14	5,315,000		5,748,173
New Hampshire, Turnpike System Revenue	5.00	10/1/15	5,565,000		6,353,060
New Hampshire, Turnpike System Revenue	5.00	2/1/17	3,000,000	[b]	3,403,590
New Hampshire Health and Education Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)	3.50	8/1/12	2,535,000		2,566,181

The Funds	41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Hampshire (continued)
Portsmouth, GO	5.00	9/15/13	1,000,000	1,036,560
New Jersey—3.9%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.00	6/15/12	2,000,000	2,027,960
New Jersey, GO	5.00	8/15/15	10,000,000	11,517,900
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/14	2,935,000	3,128,358
New Jersey Economic Development Authority,
Cigarette Tax Revenue (Insured; FGIC)	5.00	6/15/13	5,000,000	5,183,750
New Jersey Economic Development Authority, Exempt Facilities
Revenue (Waste Management of New Jersey, Inc. Project)	2.20	11/1/13	2,000,000	2,038,020
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Insured; AMBAC)	5.00	9/1/17	5,000,000	5,627,400
New Jersey Educational Facilities Authority,
Revenue (Princeton University)	5.00	7/1/14	2,185,000	2,428,780
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/16	1,665,000	1,913,418
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/15	1,800,000	2,043,342
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/16	2,000,000	2,331,940
New Jersey Transportation Trust Fund Authority (Transportation
System) (Insured; Assured Guaranty Municipal Corp.)	5.75	12/15/14	2,820,000	3,210,767
New Jersey Transportation Trust Fund Authority
(Transportation System) (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.25	6/15/15	5,000,000[a]	5,803,200
New Mexico—1.3%
New Mexico Educational Assistance
Foundation, Education Loan Revenue	1.23	12/1/20	4,070,000[c]	4,043,830
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/13	4,940,000	5,248,898
New Mexico Finance Authority, State Transportation Senior Lien
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	6/15/16	4,790,000	5,295,345
New Mexico Finance Authority, State Transportation
Subordinate Lien Revenue (Insured; AMBAC)	5.00	6/15/13	1,000,000	1,060,370
New York—11.7%
Long Island Power Authority, Electric System General Revenue	5.00	5/1/15	5,400,000	6,097,896
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/13	11,125,000	11,934,789
New York City, GO	5.00	8/15/13	5,000,000	5,349,600
New York City, GO	5.00	8/1/14	4,000,000	4,446,280
New York City, GO	5.00	8/1/15	1,000,000	1,148,740
New York City, GO	5.25	8/1/16	4,670,000	5,171,091
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.00	11/1/14	10,000,000	11,247,400
New York City Transitional Finance Authority, Future Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	11/1/14	3,910,000	4,046,459

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State, GO	3.00	2/1/14	10,000,000		10,536,900
New York State, GO	5.00	2/15/15	4,320,000		4,920,178
New York State Dormitory Authority, LR (State University
Dormitory Facilities Issue) (Insured; XLCA)	5.25	7/1/13	1,000,000		1,063,930
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)	5.00	8/15/15	1,000,000		1,141,060
New York State Dormitory Authority, Revenue (New York
State Association for Retarded Children, Inc.)
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/12	1,100,000		1,117,622
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)
(Insured; National Public Finance Guarantee Corp.)	5.75	10/1/17	2,500,000		2,569,425
New York State Dormitory Authority, State
Personal Income Tax Revenue (Education)	5.00	3/15/14	4,075,000		4,463,551
New York State Dormitory Authority, State
Personal Income Tax Revenue (General Purpose)	5.00	8/15/15	11,380,000		13,146,859
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	4.00	5/15/17	4,825,000		5,537,508
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Project)	5.38	6/15/16	5,000,000		5,074,850
New York State Municipal Bond Bank Agency,
Special School Purpose Revenue (Prior Year Claims)	5.50	6/1/13	5,000,000		5,310,250
New York State Thruway Authority,
Local Highway and Bridge Service Contract Bonds	5.50	4/1/15	2,675,000		2,687,011
New York State Thruway Authority, Second General Highway
and Bridge Trust Fund Bonds (Insured; AMBAC) (Prerefunded)	5.00	4/1/14	1,475,000	[a]	1,613,886
New York State Urban Development Corporation,
Correctional Capital Facilities Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.25	1/1/14	735,000		774,029
New York State Urban Development
Corporation, Service Contract Revenue	5.00	1/1/14	1,000,000		1,085,830
New York State Urban Development
Corporation, Service Contract Revenue	5.00	1/1/15	5,610,000		6,318,150
Port Authority of New York and New Jersey (Consolidated Bonds,
139th Series) (Insured; National Public Finance Guarantee Corp. )	5.00	10/1/16	5,000,000		5,652,800
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.00	6/1/14	3,000,000		3,290,130
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/12	12,325,000		12,657,652
Westchester County, GO	3.00	6/1/13	1,350,000		1,398,560
North Carolina—2.4%
Brunswick County, GO	5.00	5/1/13	2,445,000		2,582,482

The Funds	43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
Charlotte, Water and Sewer System Revenue	3.00	12/1/14	1,250,000	1,339,075
Forsyth County, GO	3.00	7/1/13	1,495,000	1,551,451
North Carolina, GO	5.00	6/1/13	10,000,000	10,605,200
North Carolina, Public Improvement GO	5.00	3/1/16	10,000,000	11,334,900
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	2,000,000	2,072,560
Ohio—2.7%
Cleveland, GO (Various Purpose) (Insured; AMBAC)	5.25	10/1/14	5,050,000	5,636,355
Cleveland, Water Revenue	5.00	1/1/16	3,000,000	3,492,090
Ohio, Common Schools GO Bonds	5.00	9/15/16	5,780,000	6,891,494
Ohio, GO Highway Capital Improvements Bonds (Full Faith and
Credit/Highway User Receipts) (Buckeye Savers Bond Program)	5.00	5/1/16	4,650,000	5,493,464
Ohio, Mental Health Capital Facilities Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/13	2,230,000	2,358,136
Ohio Building Authority, State Facilities Revenue
(Administrative Building Fund Projects)
(Insured; National Public Finance Guarantee Corp.)	5.00	10/1/16	3,585,000	4,247,831
Ohio Water Development Authority, Solid Waste
Revenue (Waste Management, Inc. Project)	1.75	6/1/13	2,500,000	2,528,025
Ohio Water Development Authority, Water Development
Revenue (Fresh Water Improvement Series)	5.00	6/1/13	2,060,000	2,186,072
Oklahoma—.8%
Oklahoma Building Bonds Commission, GO (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	7/15/13	5,460,000[a]	5,871,684
Oklahoma Capitol Improvement Authority,
State Highway Capital Improvement Revenue	4.00	10/1/16	2,960,000	3,403,230
Oregon—.4%
Oregon Department of Transportation, Highway User Tax Revenue	5.25	11/15/16	4,375,000	4,916,538
Pennsylvania—6.1%
Allegheny County Airport Authority, Airport
Revenue (Pittsburgh International Airport)	5.00	1/1/13	1,400,000	1,432,424
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/13	1,000,000	1,057,230
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	5/15/14	2,875,000	3,139,816
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/13	3,035,000	3,250,242
Delaware County Industrial Development
Authority, PCR (PECO Energy Company Project)	4.00	12/1/12	8,490,000	8,690,279
Delaware Valley Regional Finance Authority,
Local Government Revenue	5.50	7/1/12	1,500,000	1,524,630
Jim Thorpe Area School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.30	3/15/16	1,000,000	1,080,990
Pennsylvania, GO	5.00	7/15/14	6,740,000	7,496,767

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania, GO	5.00	9/1/16	5,000,000	5,558,850
Pennsylvania, GO	5.00	5/1/17	14,000,000	17,004,120
Pennsylvania, GO (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	4.00	2/1/14	5,000,000[a]	5,357,100
Pennsylvania Higher Educational Facilities Authority,
Revenue (The University of Pennsylvania
Health System) (Insured; AMBAC)	5.00	8/15/12	6,325,000	6,454,726
Philadelphia, Airport Revenue	5.00	6/15/15	1,000,000	1,101,180
Philadelphia School District, GO	5.00	9/1/12	5,000,000	5,120,950
State Public School Building Authority, College Revenue
(Northampton County Area Community College Project)	4.00	3/1/14	2,165,000	2,287,864
State Public School Building Authority, School Revenue
(Chester Upland School District Project) (Insured;
Assured Guaranty Municipal Corp.)	4.00	9/15/14	1,810,000	1,940,917
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/13	1,500,000	1,605,870
South Carolina—.4%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/15	2,000,000	2,218,280
South Carolina Jobs-Economic Development Authority,
EDR (Waste Management of South Carolina, Inc. Project)	2.88	2/1/15	2,100,000	2,131,584
Tennessee—.4%
Metropolitan Government of Nashville and Davidson
County, Subordinate Lien Water and Sewer Revenue	5.00	7/1/16	1,250,000	1,470,500
Tennessee, GO	5.00	8/1/16	3,100,000	3,704,872
Texas—6.2%
Austin, Water and Wastewater System Revenue	4.00	11/15/13	1,500,000	1,596,600
Cypress-Fairbanks Independent School District, Unlimited Tax
Schoolhouse Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/13	1,550,000	1,622,137
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	4.00	11/1/12	2,220,000	2,274,057
Frisco Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/15	1,000,000	1,154,890
Gulf Coast Waste Disposal Authority, Environmental Facilities
Revenue (BP Products North America, Inc. Project)	2.30	9/3/13	4,000,000	4,099,920
Harris County, Toll Road Senior Lien Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	8/15/16	1,500,000	1,656,255
Harris County Cultural Education Facilities Finance
Corporation, Revenue (The Methodist Hospital System)	5.25	12/1/12	1,800,000	1,868,544
Houston Convention and Entertainment Facilities
Department, Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000	5,714,950
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	1,075,000	1,079,805
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/13	2,050,000	2,118,573
Northside Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	1.50	8/1/12	10,000,000	10,047,000

The Funds	45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Plano, GO	5.25	9/1/14	1,225,000	1,376,177
Richardson Independent School District, Unlimited
Tax Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/15	1,000,000	1,104,710
San Antonio, Water System Revenue	5.00	5/15/17	2,160,000	2,621,246
Texas A&M University System Board of Regents,
Financing System Revenue	5.00	5/15/13	1,375,000	1,454,846
Texas Municipal Gas Acquisition and Supply
Corporation I, Gas Supply Revenue	5.00	12/15/13	720,000	760,702
Texas Municipal Power Agency, Revenue (Insured;
National Public Finance Guarantee Corp.)	0.00	9/1/14	5,000,000[d]	4,890,200
Texas Public Finance Authority, GO	5.00	10/1/14	2,000,000	2,245,820
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/15	6,000,000	6,896,100
Trinity River Authority, Regional Wastewater System Revenue	5.00	8/1/15	3,280,000	3,775,346
Trinity River Authority, Regional Wastewater System
Revenue (Insured; National Public Finance Guarantee Corp.)	5.38	8/1/15	8,865,000	9,457,980
University of Texas System Board of Regents,
Financing System Revenue	5.00	8/15/13	6,485,000	6,942,711
Utah—.9%
Timpanogos Special Service District, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/14	1,775,000	1,951,932
Utah, GO	4.00	7/1/13	8,000,000	8,410,160
Virginia—3.7%
Portsmouth, GO	4.00	1/15/15	2,750,000	2,880,460
Richmond, GO Public Improvement (Insured;
Assured Guaranty Municipal Corp.)	5.25	7/15/16	6,040,000	6,430,969
Roanoke Economic Development Authority, HR
(Carilion Clinic Obligated Group)	5.00	7/1/15	2,000,000	2,257,460
Tobacco Settlement Financing Corporation of Virginia,
Tobacco Settlement Asset-Backed Bonds (Prerefunded)	5.63	6/1/15	12,500,000[a]	14,560,250
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/14	2,610,000	2,847,484
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/16	5,000,000	5,948,250
Virginia Commonwealth Transportation Board,
Federal Transportation Grant Anticipation Revenue Notes	5.00	9/15/16	1,000,000	1,192,790
Virginia Commonwealth Transportation Board,
Federal Transportation Grant Anticipation Revenue Notes	5.00	3/15/17	2,500,000	3,010,825
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/15	5,000,000	5,755,100

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington—2.3%
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/18	12,445,000	14,603,212
Energy Northwest, Electric Revenue
(Project Number 3) (Insured; AMBAC)	6.00	7/1/16	5,000,000	5,095,450
Energy Northwest, Electric Revenue (Project One)	5.25	7/1/16	2,500,000	2,985,850
King County, Limited Tax GO (Baseball Stadium)	5.50	12/1/12	310,000	322,499
King County, Limited Tax GO (Payable From Sewer Revenues)	5.00	1/1/14	1,000,000	1,087,190
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	1/1/14	3,810,000	4,142,194
Wisconsin—.3%
Wisconsin, Petroleum Inspection Fee Revenue	5.00	7/1/13	3,500,000	3,715,985
U.S. Related—4.3%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/13	2,140,000	2,237,006
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,335,000	1,404,327
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	5,000,000	5,259,650
Puerto Rico Government Development Bank, GO
(Insured; National Public Finance Guarantee Corp.)	4.75	12/1/15	6,145,000	6,338,936
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,530,000	3,730,610
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/14	4,275,000	4,620,292
Puerto Rico Highways and Transportation
Authority, Transportation Revenue	5.00	7/1/17	5,385,000	5,800,937
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/14	465,000	487,985
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC) (Prerefunded)	5.25	7/1/13	1,785,000[a]	1,904,095
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)
(LOC; Government Bank for Puerto Rico)	2.75	6/17/13	10,000,000	10,025,200
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Insured; XLCA)	5.25	7/1/13	4,530,000	4,745,628
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000	2,392,807
University of Puerto Rico, University System Revenue	5.00	6/1/14	2,930,000	3,091,297
Total Long-Term Municipal Investments
(cost $1,176,855,777)				1,194,795,087

Short-Term Municipal Investments—2.3%
California—.1%
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	3.00	5/15/12	1,000,000	1,003,490

The Funds	47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado—.1%
Colorado Health Facilities Authority, HR, Refunding (North Colorado
Medical Center, Inc. Project) (LOC; Wells Fargo Bank)	0.15	3/1/12	705,000	[e]	705,000
Florida—.7%
Lakeland, Energy System Revenue, Refunding	0.91	3/7/12	8,500,000	[e]	8,515,980
Iowa—.1%
Iowa Finance Authority, Educational Facilities Revenue
(Holy Family Catholic Schools Project) (LOC; Wells Fargo Bank)	0.15	3/1/12	700,000	[e]	700,000
Massachusetts—.4%
Massachusetts, GO Notes, Refunding	0.69	3/7/12	3,700,000	[e]	3,702,590
Massachusetts Health and Educational Facilities Authority,
Revenue (Children’s Hospital Issue) (LOC; JPMorgan Chase Bank)	0.14	3/1/12	1,300,000	[e]	1,300,000
Missouri—.1%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.14	3/1/12	1,500,000	[e]	1,500,000
Pennsylvania—.8%
Pennsylvania Turnpike Commission, Turnpike Revenue	0.78	3/7/12	10,000,000	[e]	10,018,000
Wisconsin—.0%
Wisconsin Health and Educational Facilities Authority,
Revenue (Meriter Hospital, Inc.) (LOC; U.S. Bank NA)	0.15	3/1/12	600,000	[e]	600,000
Total Short-Term Municipal Investments
(cost $28,008,900)					28,045,060

Total Investments (cost $1,204,864,677)			101.4%		1,222,840,147
Liabilities, Less Cash and Receivables			(1.4%)		(17,376,777)
Net Assets			100.0%		1,205,463,370

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Purchased on a delayed delivery basis.
c Variable rate security—interest rate subject to periodic change.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at February 29, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

48

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MERLOTS	Municipal Exempt Receipt Liquidity Option Tender			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PUTTERS		Puttable Tax-Exempt Receipts		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
ROCS		Reset Options Certificates		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	24.9
AA		Aa		AA	43.9
A		A		A	23.9
BBB		Baa		BBB	6.3
F1		MIG1/P1		SP1/A1	.8
Not Rated[f]		Not Rated[f]		Not Rated[f]	.2
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	49

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.5%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.4%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000		2,477,575
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000		3,445,680
Arizona—.3%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000		1,254,702
California—4.8%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000	[a]	1,448,715
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	2,000,000	[b]	1,986,380
California, GO	5.50	6/1/20	110,000		110,400
California, GO	5.50	11/1/33	6,200,000		6,542,860
California, GO (Various Purpose)	6.50	4/1/33	1,000,000		1,231,670
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	5.25	6/1/21	1,150,000		1,073,042
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/27	6,000,000		6,113,220
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	2,000,000		2,001,320
Colorado—1.4%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/16	5,000,000	[c]	5,996,300
Florida—.8%
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement) (Insured; National Public Finance Guarantee Corp.)	5.00	5/1/25	3,000,000		3,273,030
Massachusetts—.1%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000		352,765
Michigan—.5%
Detroit City School District, School Buildings
and Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000		2,251,680
North Carolina—.7%
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.30	1/1/15	1,500,000		1,554,690
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.13	1/1/23	1,500,000		1,530,105
Ohio—1.4%
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	6.00	1/1/16	2,450,000		2,610,279
Ohio, HR (Cleveland Clinic Health System Obligated Group)	5.00	1/1/25	3,000,000		3,466,470
Pennsylvania—74.0%
Allegheny County Airport Authority, Airport Revenue
(Pittsburgh International Airport) (Insured;
Assured Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000		1,108,190

50

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/14	5,000,000	5,476,450
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	10/15/22	1,250,000	1,494,000
Allegheny County Port Authority,
Special Transportation Revenue	5.25	3/1/24	5,000,000	5,872,150
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	2,560,000	2,861,261
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/21	4,815,000	5,381,629
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/22	6,860,000	7,715,236
Allentown School District, GO	5.00	2/15/22	5,875,000	6,678,818
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/23	1,370,000	1,599,228
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000	1,436,275
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000	2,396,100
Bucks County, GO	5.00	6/1/23	1,955,000	2,460,954
Central Bucks School District, GO (Prerefunded)	5.00	5/15/18	5,000,000[c]	6,234,900
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	6.75	2/1/16	5,000,000[c]	6,181,850
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.00	2/1/16	1,630,000[c]	2,030,328
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.50	2/1/16	3,100,000[c]	3,918,524
Central York School District, GO (Insured; FGIC) (Prerefunded)	5.50	6/1/12	80,000[c]	81,099
Chester County, GO	5.00	8/15/18	4,545,000	5,174,437
Chester County, GO	5.00	7/15/25	3,060,000	3,651,743
Chester County, GO (Prerefunded)	5.00	7/15/19	1,940,000[c]	2,452,897
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/24	5,000,000	5,823,200
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000	2,342,838
Delaware River Joint Toll Bridge Commission, Bridge
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/17	1,485,000	1,691,979
Downingtown Area School District, GO	5.00	11/1/18	2,010,000	2,491,194
East Stroudsburg Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	7.50	9/1/16	2,500,000[c]	3,267,225
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/18	1,000,000	1,238,560
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/21	3,000,000	3,684,570

The Funds	51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/22	3,000,000	3,684,570
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000	2,669,376
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000	2,113,484
Greater Johnstown School District, GO	5.00	8/1/23	3,545,000	4,142,120
Lancaster Higher Education Authority, College Revenue
(Franklin and Marshall College Project)	5.25	4/15/16	1,815,000	1,911,867
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	2,055,000	2,168,354
Lower Merion School District, GO	5.00	5/15/18	4,735,000	5,875,046
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,560,504
Lower Merion School District, GO	5.00	5/15/29	5,000,000	5,213,650
Montgomery County, GO	5.00	12/15/17	2,025,000	2,493,727
Montgomery County, GO	5.00	12/15/24	2,890,000	3,489,155
Montgomery County Industrial Development Authority, FHA
Insured Mortgage Revenue (New Regional Medical Center Project)	5.50	8/1/25	1,000,000	1,182,780
Parkland School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	9/1/14	3,110,000	3,477,509
Parkland School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	9/1/16	1,490,000	1,787,270
Pennsylvania, GO	5.00	5/1/20	2,195,000	2,750,203
Pennsylvania, GO	5.00	7/1/20	10,000,000	12,559,800
Pennsylvania, GO	5.00	2/15/22	1,000,000	1,190,670
Pennsylvania, GO	5.00	11/15/23	7,500,000	9,308,400
Pennsylvania Economic Development Financing Authority,
Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000	1,129,490
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	4.70	11/1/14	5,000,000	5,382,650
Pennsylvania Higher Educational Facilities
Authority, Revenue (La Salle University)	5.50	5/1/34	2,250,000	2,282,333
Pennsylvania Higher Educational Facilities
Authority, Revenue (Saint Joseph’s University)	5.00	11/1/25	2,010,000	2,286,576
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000	6,144,150
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of Pennsylvania)	5.00	9/1/19	5,090,000	6,349,317
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	2,008,550
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,767,863
Pennsylvania Housing Finance Agency, SFMR	5.00	10/1/23	1,000,000	1,074,990
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000	4,076,377

52

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania State University, GO	5.00	3/1/21	2,805,000	3,331,162
Pennsylvania State University, GO	5.00	3/1/27	2,195,000	2,512,419
Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinated
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/21	5,000,000	5,288,700
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/24	5,000,000	6,205,050
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	5,000,000	6,253,300
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	5,452,950
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000	5,461,300
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	6/1/28	1,500,000	1,758,120
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000	1,982,575
Philadelphia, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/18	1,370,000	1,612,435
Philadelphia, Water and Wastewater Revenue	5.00	11/1/18	1,100,000	1,316,216
Philadelphia, Water and Wastewater Revenue	5.00	11/1/24	1,040,000	1,220,430
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/18	5,000,000	5,561,600
Philadelphia School District, GO	5.00	9/1/20	1,805,000	2,058,386
Philadelphia School District GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,474,300
Pittsburgh, GO	5.00	9/1/25	2,000,000	2,279,180
Pittsburgh, GO	5.00	9/1/26	5,000,000	5,632,050
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/16	4,000,000	4,735,200
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000	1,223,990
Pocono Mountain School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000	5,826,670
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/17	2,085,000	2,438,720
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000	1,053,020
Southeastern Pennsylvania Transportation Authority,
Capital Grant Receipts Bonds (Federal Transit Administration
Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000	2,365,440
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	3,000,000	3,433,140
State Public School Building Authority, College Revenue
(Harrisburg Area Community College Poject)	5.00	10/1/20	2,265,000	2,576,641
State Public School Building Authority, School
Revenue (Chester Upland School District Project)
(Insured; Assured Guaranty Municipal Corp.)	5.25	9/15/24	5,780,000	6,794,621

The Funds	53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
State Public School Building Authority, School
Revenue (Tuscarora School District Project)
(Insured; Assured Guaranty Municipal Corp.)	5.25	4/1/17	840,000		879,077
Susquehanna Area Regional Airport Authority,
Airport System Revenue	5.38	1/1/18	5,975,000		5,813,137
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.50	1/1/20	4,370,000		4,390,277
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.00	1/1/33	1,000,000		969,710
University of Pittsburgh—of the Commonwealth System
of Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000		3,140,075
University of Pittsburgh—of the Commonwealth System
of Higher Education, University Capital Project Bonds	5.00	9/15/28	1,580,000		1,864,400
Upper Darby School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	5/1/18	2,870,000		3,215,950
Upper Merion Area School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	2/15/19	1,165,000		1,274,067
West Mifflin Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000		1,236,840
Westmoreland County, GO (Insured;
National Public Finance Guarantee Corp.)	0.00	12/1/15	1,500,000	[d]	1,361,160
York County, GO (Insured; AMBAC)	5.00	6/1/17	1,100,000		1,159,895
York County Solid Waste and Refuse Authority, Solid Waste System
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	12/1/14	1,000,000		1,127,010
South Carolina—.6%
Greenville County School District, Installment
Purchase Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000		2,502,760
Texas—.4%
Dallas and Fort Worth, Joint Revenue Improvement Bonds
(Dallas/Fort Worth International Airport) (Insured;
National Public Finance Guarantee Corp.)	5.50	11/1/31	1,625,000		1,642,436
U.S. Related—11.1%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000		1,728,345
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,069,850
Puerto Rico Commonwealth,
Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		3,421,680
Puerto Rico Commonwealth,
Public Improvement GO (Insured; FGIC)	5.50	7/1/18	5,000,000		5,729,200
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/14	2,500,000		2,703,975
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	5,000,000		5,473,000

54

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/17	6,000,000		6,996,960
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000		3,170,490
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	1,870,000		2,063,508
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/13	980,000		1,017,005
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/13	2,620,000		2,718,931
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	6.00	12/15/26	2,500,000		2,929,850
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	5,000,000		5,226,500
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[b]	979,080
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[b]	395,150
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000		1,702,815
Total Long-Term Municipal Investments
(cost $386,330,796)					417,298,047

Short-Term Municipal Investments—1.8%
Colorado—.0%
Colorado Health Facilities Authority, Revenue (The Visiting Nurse
Corporation of Colorado, Inc.) (LOC; Wells Fargo Bank)	0.15	3/1/12	100,000	[e]	100,000
Pitkin County, IDR, Refunding (Aspen Skiing
Company Project) (LOC; JPMorgan Chase Bank)	0.12	3/1/12	100,000	[e]	100,000
Florida—.5%
Jacksonville Health Facilities Authority, HR, Refunding
(Baptist Medical Center) (LOC; Wells Fargo Bank)	0.15	3/1/12	300,000	[e]	300,000
Polk County School Board, COP (Master Lease
Purchase Agreement) (LOC; Wells Fargo Bank)	0.15	3/1/12	1,600,000	[e]	1,600,000
Illinois—.0%
Quincy, Revenue, Refunding (Blessing Hospital)
(LOC; JPMorgan Chase Bank)	0.25	3/1/12	100,000	[e]	100,000
Massachusetts—.9%
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Bank of America)	0.19	3/1/12	3,400,000	[e]	3,400,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Baystate Medical
Center Issue) (LOC; JPMorgan Chase Bank)	0.12	3/1/12	200,000	[e]	200,000

The Funds	55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Hampshire—.1%
New Hampshire Health and Education Facilities
Authority, Revenue (Dartmouth College Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.14	3/1/12	500,000	[e]	500,000
Pennsylvania—.3%
Lehigh County General Purpose Authority, HR
(Lehigh Valley Health Network) (LOC; Bank of America)	0.20	3/1/12	1,000,000	[e]	1,000,000
Tennessee—.0%
Chattanooga Industrial Development Board, Revenue (Hunter
Museum of American Art Project) (LOC; Bank of America)	0.58	3/7/12	100,000	[e]	100,000
Texas—.0%
Harris County Health Facilities Development Corporation, HR
(Baylor College of Medicine) (LOC; Wells Fargo Bank)	0.15	3/1/12	100,000	[e]	100,000
Total Short-Term Municipal Investments
(cost $7,500,000)					7,500,000

Total Investments (cost $393,830,796)			99.3%		424,798,047
Cash and Receivables (Net)			.7%		3,063,165
Net Assets			100.0%		427,861,212

a Security exempt from registration under Rule 144A of the Securities Act of 1933.These security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2012, this security was valued at $1,448,715 or 0.3% of net assets.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at February 29, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

56

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MERLOTS	Municipal Exempt Receipt Liquidity Option Tender			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PUTTERS		Puttable Tax-Exempt Receipts		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
ROCS		Reset Options Certificates		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	22.3
AA		Aa		AA	43.5
A		A		A	20.5
BBB		Baa		BBB	10.2
B		B		B	.6
F1		MIG1/P1		SP1/A1	.9
Not Rated[f]		Not Rated[f]		Not Rated[f]	2.0
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	57

STATEMENT OF FINANCIAL FUTURES

February 29, 2012 (Unaudited)

		Market Value		Unrealized
BNY Mellon Pennsylvania		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/29/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	90	(11,813,906)	March 2012	(144,141)

See notes to financial statements.

58

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.7%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—88.7%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000	1,460,269
Auburn, GO (Insured; AMBAC)	5.13	6/1/20	1,225,000	1,335,960
Boston, GO	5.00	4/1/15	1,905,000	2,169,319
Boston, GO	5.00	3/1/20	1,700,000	2,014,653
Boston, GO	5.00	3/1/21	2,000,000	2,347,840
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000	2,467,140
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000	1,873,800
Boston Water and Sewer Commission, General Revenue	5.00	11/1/19	2,170,000	2,407,116
Boston Water and Sewer Commission, General Revenue	5.00	11/1/23	3,920,000	4,341,714
Boston Water and Sewer Commission, General Revenue	5.00	11/1/25	2,500,000	2,981,900
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,480,000	2,914,422
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000	1,591,890
Cohasset, GO	5.00	6/15/22	895,000	979,595
Cohasset, GO	5.00	6/15/23	895,000	978,307
Everett, GO (Insured; National Public Finance Guarantee Corp.)	5.38	12/15/17	1,250,000	1,394,000
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/19	625,000	739,269
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/20	605,000	715,062
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000	883,006
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/16	1,580,000	1,861,287
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/18	505,000	586,906
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000	712,114
Ipswich, GO (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/14	500,000	562,575
Lexington, GO	5.00	2/1/17	2,030,000	2,455,772
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/20	505,000	552,869
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/21	525,000	574,765
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/22	585,000	640,452
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/23	585,000	639,738
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000	1,585,125
Massachusetts, GO	5.25	8/1/23	1,000,000	1,298,100
Massachusetts, GO (Consolidated Loan)	5.50	11/1/16	1,000,000	1,224,640
Massachusetts, GO (Consolidated Loan)	5.00	8/1/20	4,000,000	4,798,480
Massachusetts, GO (Consolidated Loan)	5.00	4/1/26	5,865,000	7,073,131
Massachusetts, GO (Consolidated Loan)
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/17	1,440,000	1,777,896
Massachusetts, GO (Consolidated Loan)
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/22	5,825,000	6,987,961
Massachusetts, GO (Consolidated Loan) (Insured; FGIC)	5.50	8/1/18	1,035,000	1,310,165
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	3/1/15	1,500,000[a]	1,706,520
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	3/1/15	1,800,000[a]	2,047,824
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/16	1,000,000[a]	1,195,120

The Funds	59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	225,000	285,869
Massachusetts, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/21	2,500,000	3,220,100
Massachusetts, GO (Insured; XLCA)	1.72	12/1/12	3,110,000[b]	3,174,346
Massachusetts, Special Obligation Dedicated Tax
Revenue (Insured; National Public Finance Guarantee Corp.)	1.97	1/1/16	3,540,000[b]	3,686,556
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000	4,920,920
Massachusetts Bay Transportation Authority, GO
(General Transportation System) (Insured;
National Public Finance Guarantee Corp.)	5.25	3/1/15	1,000,000	1,138,590
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/15	3,500,000	4,027,765
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	105,000	127,228
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	2,395,000	2,902,021
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/18	1,250,000	1,563,725
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,580,700
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	3,144,517
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000	1,181,100
Massachusetts College Building Authority, Revenue	5.00	5/1/24	2,500,000	3,100,825
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000	1,535,632
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000	1,601,040
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,106,590
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/19	1,055,000	1,166,608
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	2,158,720
Massachusetts Development Finance Agency, Recovery Zone
Facility Revenue (Dominion Energy Brayton Point Issue)	2.25	9/1/16	2,560,000	2,637,133
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,168,000
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000	2,130,876
Massachusetts Development Finance Agency, Revenue (Combined
Jewish Philanthropies of Greater Boston, Inc. Project)	5.25	2/1/22	440,000	445,918
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	551,142
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	1,036,850

60

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000	1,007,570
Massachusetts Development Finance Agency,
Revenue (Emerson College Issue)	4.00	1/1/14	225,000	233,723
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health
Sciences Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,750,000	2,951,465
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health
Sciences Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	1,000,000	1,063,050
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	5,000,000	5,107,000
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000	2,176,860
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/26	2,000,000	2,360,200
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/23	2,900,000	3,456,336
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/24	2,500,000	2,953,900
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	5.00	1/1/15	600,000	644,856
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	5.00	1/1/17	925,000	1,028,637
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	5.00	7/1/17	2,500,000	2,808,475
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	5.00	7/1/19	2,000,000	2,258,140
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	4.00	10/1/17	730,000	850,041
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/19	910,000	1,130,266
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/20	905,000	1,130,001
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/21	830,000	1,039,442
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	3.40	12/1/12	1,250,000	1,271,137
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000	2,356,560
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.45	6/1/14	1,000,000	1,081,220

The Funds	61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/24	2,155,000	2,398,300
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000	2,150,500
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	3,413,703
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	11/15/35	1,000,000	1,068,820
Massachusetts Health and Educational Facilities
Authority, Revenue (CareGroup Issue)	5.00	7/1/18	590,000	694,678
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Capital Asset Program)
(Insured; National Public Finance Guarantee Corp.)	5.38	2/1/27	1,650,000	1,855,277
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/20	1,000,000	1,160,570
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/23	1,000,000	1,140,740
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000	3,149,933
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000	2,215,820
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/37	2,500,000	2,648,850
Massachusetts Health and Educational Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	8/1/22	2,000,000	2,018,720
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/25	2,500,000	3,029,900
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/27	3,230,000	3,865,503
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000	2,854,159
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000	1,123,220
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/14	500,000	529,910
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/15	500,000	540,205
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,500,000	2,023,935
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000	4,359,245

62

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	1,000,000	1,154,290
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	517,980
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000	2,923,242
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000	3,484,440
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000	3,375,060
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	1,045,000	1,100,082
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,778,520
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,441,998
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	290,390
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000	1,266,300
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/29	1,800,000	2,094,984
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,724,910
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.25	8/15/23	1,000,000	1,176,500
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.38	8/15/38	2,000,000	2,347,980
Massachusetts Health and Educational Facilities
Authority, Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000	2,074,760
Massachusetts Health and Educational Facilities
Authority, Revenue (Wellesley College Issue)	5.00	7/1/24	1,000,000	1,054,090
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	3,430,000	3,663,343
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	201,580
Massachusetts Industrial Finance Agency, Education Revenue
(Saint John’s High School of Worcester County, Inc. Issue)	5.70	6/1/18	1,290,000	1,293,212
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Project Number 6 Issue)	5.00	7/1/15	3,000,000	3,392,520
Massachusetts Port Authority, Passenger Facility Charge
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/15	550,000	621,962
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000	2,867,350
Massachusetts Port Authority, Revenue (Insured; AMBAC)	5.00	7/1/19	5,000,000	5,631,350
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/16	2,720,000	3,243,382

The Funds	63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,710,760
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/15	1,900,000	2,192,866
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/21	2,000,000	2,279,180
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/24	205,000	231,742
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	8/15/27	1,500,000	1,661,160
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	10/15/27	4,655,000	5,599,686
Massachusetts Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/20	5,000,000	5,864,850
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.63	8/1/13	25,000	25,114
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.50	8/1/14	30,000	30,133
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	170,000	188,675
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000	76,460
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000	3,077,340
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/23	1,500,000	1,964,790
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/32	2,000,000	2,032,660
Massachusetts Water Pollution Abatement Trust,
State Revolving Fund Revenue	5.00	8/1/18	1,900,000	2,360,769
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000	155,600
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (South Essex Sewer District Loan Program)	6.38	2/1/15	130,000	130,668
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000	3,080,682
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	5,000,000	5,939,350
Massachusetts Water Resources Authority, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/18	500,000	623,120
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/19	1,500,000	1,803,735
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/21	1,000,000	1,177,060
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/24	2,500,000	2,891,275
Middleborough, GO (Insured; National
Public Finance Guarantee Corp.)	5.00	12/15/16	1,000,000	1,190,250
Middleborough, GO (Insured; National
Public Finance Guarantee Corp.)	5.00	12/15/18	1,275,000	1,480,734
Milton, GO School Bonds	5.00	3/1/23	500,000	558,155
Milton, GO School Bonds	5.00	3/1/24	500,000	555,250
Milton, GO School Bonds	5.00	3/1/25	500,000	555,250

64

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Northampton, GO (Insured; National
Public Finance Guarantee Corp.)	5.13	10/15/16	1,985,000	2,220,342
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	60,000	60,842
Pembroke, GO (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/20	960,000	1,079,606
Randolph, GO (Insured; AMBAC)	5.00	9/1/17	1,045,000	1,149,448
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000	520,503
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,294,368
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000	1,354,338
University of Massachusetts Building Authority, Revenue	6.88	5/1/14	1,500,000	1,606,110
Waltham, GO (Municipal Purpose Loan)	5.00	2/1/19	1,195,000	1,480,091
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/16	1,000,000	1,111,620
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/17	1,000,000	1,106,310
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/1/18	625,000	690,238
U.S. Related—10.0%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000	1,705,260
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000	575,825
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000	1,069,850
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/18	2,500,000	2,864,600
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/22	1,500,000	1,586,175
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/14	500,000	540,795
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/15	1,135,000	1,259,351
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000	1,140,560
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	2,000,000	2,271,260
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000	1,100,320
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,170,490
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000	2,138,120
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	1,090,000	1,202,793
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000	3,965,604
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	305,000	319,204
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	330,000	344,335
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	6.00	12/15/26	2,500,000	2,929,850
Puerto Rico Infrastructure Financing
Authority, Special Tax Revenue	5.00	7/1/20	2,260,000	2,373,881

The Funds	65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	1,780,000		1,948,459
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[c]	979,080
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[c]	592,725
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000		1,702,815
Total Long-Term Municipal Investments
(cost $325,824,294)					353,543,047

Short-Term Municipal Investments—2.3%
Massachusetts;
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Bank of America)	0.19	3/1/12	2,075,000	[d]	2,075,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Baystate Medical Center Issue) (LOC; JPMorgan Chase Bank)	0.12	3/1/12	300,000	[d]	300,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Children’s Hospital Issue) (LOC; JPMorgan Chase Bank)	0.14	3/1/12	2,800,000	[d]	2,800,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	0.07	3/1/12	300,000	[d]	300,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Museum of Fine Arts Issue) (Liquidity Facility; Bank of America)	0.20	3/1/12	200,000	[d]	200,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	0.09	3/1/12	100,000	[d]	100,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Tufts University Issue) (Liquidity Facility; Bank of America)	0.12	3/1/12	200,000	[d]	200,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Tufts University Issue) (Liquidity Facility; JPMorgan Chase Bank)	0.14	3/1/12	1,500,000	[d]	1,500,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Wellesley College Issue)	0.09	3/1/12	885,000	[d]	885,000
Total Short-Term Municipal Investments
(cost $8,360,000)					8,360,000

Total Investments (cost $334,184,294)			101.0%		361,903,047
Liabilities, Less Cash and Receivables			(1.0%)		(3,760,606)
Net Assets			100.0%		358,142,441

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 29, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

66

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MERLOTS	Municipal Exempt Receipt Liquidity Option Tender			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PUTTERS		Puttable Tax-Exempt Receipts		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
ROCS		Reset Options Certificates		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	29.8
AA		Aa		AA	38.8
A		A		A	19.2
BBB		Baa		BBB	10.8
F1		MIG1/P1		SP1/A1	1.0
F2		VMIG2/MIG3/P2		SP2/A2	.4
100.0

† Based on total investments.
See notes to financial statements.

The Funds	67

STATEMENT OF FINANCIAL FUTURES

February 29, 2012 (Unaudited)

		Market Value		Unrealized
BNY Mellon Massachusetts		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/29/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	70	(9,188,594)	March 2012	(112,109)

See notes to financial statements.

68

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.2%	Rate (%)	Date	Amount ($)	Value ($)
New York—88.0%
Albany County Airport Authority, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000	1,723,290
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	2,500,000	2,830,075
Erie County Fiscal Stability Authority,
Sales Tax and State Aid Secured Revenue	5.00	12/1/24	2,000,000	2,422,500
Erie County Industrial Development Agency, Revenue
(City School District of the City of Buffalo Project)	5.00	5/1/17	2,500,000[a]	2,968,775
Katonah-Lewisboro Union Free School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	9/15/15	1,000,000[a]	1,162,730
Long Island Power Authority, Electric System General Revenue	5.25	6/1/14	2,000,000	2,203,640
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000	1,184,120
Long Island Power Authority, Electric System General
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	1,000,000	1,149,430
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	5,000,000	5,764,700
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/17	1,000,000	1,158,900
Nassau County, GO (General Improvement)	4.00	10/1/16	1,545,000	1,734,417
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000	1,136,890
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/16	1,500,000	1,612,305
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/17	1,500,000	1,610,970
Nassau County Interim Finance Authority, Sales Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/16	1,000,000	1,156,010
Nassau County Sewer and Storm Water Finance
Authority, System Revenue (Insured;
Berkshire Hathaway Assurance Corporation)	5.38	11/1/28	1,000,000	1,170,610
New York City, GO	5.00	8/1/17	1,535,000	1,854,925
New York City, GO	5.00	8/1/18	1,000,000	1,161,210
New York City, GO	5.25	9/1/20	1,000,000	1,213,500
New York City, GO	5.13	12/1/22	1,000,000	1,196,100
New York City, GO	5.25	9/1/23	1,000,000	1,177,630
New York City, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/18	1,000,000	1,125,760
New York City Industrial Development Agency, Civic Facility
Revenue (United Jewish Appeal—Federation of
Jewish Philanthropies of New York, Inc. Project)	5.00	7/1/27	1,250,000[a]	1,348,363
New York City Industrial Development Agency, PILOT
Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	325,000	368,703
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured;
Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,000,000	1,183,390

The Funds	69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial Development Agency, Special Revenue
(New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000	1,170,490
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.00	6/15/22	1,000,000	1,094,520
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	6/15/40	1,275,000	1,482,226
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000	2,983,525
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/26	1,200,000	1,442,976
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/25	1,545,000[a]	1,806,908
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/25	3,095,000	3,700,444
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000	1,909,644
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50	11/15/17	5,000	5,182
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.00	8/1/22	2,000,000	2,316,800
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.00	11/1/24	2,000,000	2,441,180
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000	2,155,965
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	4.00	2/1/29	2,000,000	2,139,980
New York City Trust for Cultural Resources, Revenue
(Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000	1,203,160
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	2,000,000[a]	2,225,320
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	2,500,000[a]	2,754,150
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/25	1,150,000	1,325,363
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/31	1,000,000	1,113,370
New York City Trust for Cultural Resources,
Revenue (Whitney Museum of American Art)	5.00	7/1/21	2,000,000	2,392,500
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	3,175,000	3,547,046
New York Local Government Assistance
Corporation, Senior Lien Revenue	5.00	4/1/18	2,500,000	2,983,950
New York Local Government Assistance
Corporation, Subordinate Lien Revenue	5.00	4/1/19	2,500,000	3,126,375
New York State, GO	5.00	3/1/19	1,000,000	1,173,390
New York State, GO	5.00	12/15/21	2,090,000	2,660,277
New York State, GO	5.00	2/15/26	2,600,000	3,024,450

70

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State Dormitory Authority, Consolidated Fifth
General Resolution Revenue (City University System)	5.00	7/1/19	1,000,000	[a]	1,135,870
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured; FGIC)	5.75	7/1/18	2,370,000	[a]	2,719,267
New York State Dormitory Authority, LR
(State University Dormitory Facilities Issue)	5.00	7/1/18	1,000,000	[a]	1,117,020
New York State Dormitory Authority, Mental Health
Services Facilities Improvement Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/17	1,460,000		1,731,385
New York State Dormitory Authority, Mental Health
Services Facilities Improvement Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/27	2,005,000		2,254,322
New York State Dormitory Authority,
Revenue (Columbia University)	5.00	7/1/18	1,500,000	[a]	1,767,135
New York State Dormitory Authority, Revenue (Convent of the
Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000	[a]	1,154,830
New York State Dormitory Authority, Revenue (Cornell University)	5.00	7/1/28	3,305,000	[a]	3,913,781
New York State Dormitory Authority, Revenue (Fordham University)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	405,000	[a]	409,609
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center)
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/23	2,000,000		2,562,940
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center) (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	7/1/13	3,250,000	[b]	3,456,440
New York State Dormitory Authority, Revenue
(Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000		3,287,640
New York State Dormitory Authority, Revenue (New York University)	5.25	7/1/34	2,650,000	[a]	2,994,394
New York State Dormitory Authority, Revenue (New York
University) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	1,500,000	[a]	1,636,335
New York State Dormitory Authority,
Revenue (Rochester Institute of Technology)	5.00	7/1/23	1,000,000	[a]	1,167,830
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)	5.00	10/1/18	2,000,000	[a]	2,401,020
New York State Dormitory Authority, Revenue
(State University Educational Facilities)
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/15	500,000	[a]	552,070
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/25	1,000,000	[a]	1,179,120
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	3,000,000	[a]	3,328,830
New York State Dormitory Authority, Revenue (Vassar College)	5.00	7/1/15	675,000	[a]	764,032
New York State Dormitory Authority,
Revenue (Yeshiva University)	5.00	11/1/20	3,190,000	[a]	3,726,399

The Funds	71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority, Secured
HR (The Bronx-Lebanon Hospital Center)	4.00	8/15/14	1,000,000	1,079,590
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/16	1,000,000[a]	1,085,060
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000[a]	1,173,090
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/25	2,500,000[a]	3,007,100
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.00	6/15/30	1,000,000	1,084,780
New York State Environmental Facilities Corporation,
State Water Pollution Control Revolving Fund Revenue
(New York City Municipal Water Finance Authority Project)	7.00	6/15/12	50,000	50,292
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	230,000	230,835
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.38	10/1/17	235,000	235,531
New York State Municipal Bond Bank Agency, Recovery Act
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/16	2,000,000	2,304,640
New York State Power Authority, Revenue (Insured; FGIC)	5.00	11/15/20	1,000,000	1,148,710
New York State Thruway Authority,
General Revenue (Insured; AMBAC)	5.00	1/1/19	1,000,000	1,113,610
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	2,000,000	2,210,620
New York State Thruway Authority, State
Personal Income Tax Revenue (Transportation)	5.00	3/15/26	2,200,000	2,625,634
New York State Urban Development
Corporation, Service Contract Revenue	5.00	1/1/16	2,000,000	2,309,940
New York State Urban Development
Corporation, Service Contract Revenue	5.25	1/1/24	2,375,000	2,721,869
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000[a]	3,045,275
Orange County, GO	5.00	7/15/19	1,000,000	1,136,520
Orange County, GO	5.00	7/15/20	1,000,000	1,135,450
Patchogue-Medford Union Free School District,
GO (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/21	1,555,000[a]	1,731,461
Port Authority of New York and New Jersey (Consolidated Bonds,
125th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/19	2,000,000	2,031,000
Port Authority of New York and New Jersey (Consolidated Bonds,
128th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/18	1,000,000	1,039,150
Port Authority of New York and New Jersey (Consolidated Bonds,
140th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/19	1,000,000	1,140,670
Port Authority of New York and New Jersey
(Consolidated Bonds, 142nd Series)	5.00	7/15/21	1,000,000	1,141,540

72

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
Sales Tax Asset Receivable Corporation,
Sales Tax Asset Revenue (Insured; AMBAC)	5.00	10/15/29	2,500,000	2,733,875
Sales Tax Asset Receivable Corporation,
Sales Tax Asset Revenue (Insured;
National Public Finance Guarantee Corp.)	5.00	10/15/25	1,450,000	1,602,235
Suffolk County Industrial Development Agency, Civic Facility
Revenue (New York Institute of Technology Project)	5.00	3/1/26	750,000[a]	773,978
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000[b]	1,310,310
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/15	1,000,000	1,176,570
Triborough Bridge and Tunnel Authority, General Revenue	5.00	11/15/21	1,000,000	1,031,240
Triborough Bridge and Tunnel Authority, Subordinate
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	11/15/21	375,000	483,836
Westchester County, GO	4.00	11/15/15	1,000,000	1,099,340
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000	1,595,720
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000	1,661,130
U.S. Related—10.2%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000	1,152,230
Guam, Hotel Occupancy Tax Revenue	5.00	11/1/16	1,000,000	1,113,530
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000	2,851,400
Puerto Rico Electric Power Authority,
Power Revenue (Insured; XLCA)	5.50	7/1/17	2,000,000	2,326,840
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	3,500,000	3,862,180
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000	272,839
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/19	270,000	283,333
Puerto Rico Housing Finance Authority, Capital Fund
Program Revenue (Puerto Rico Housing
Administration Projects) (Prerefunded)	5.00	12/1/13	730,000[b]	788,612
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	5.00	12/15/22	2,500,000	2,706,700
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	1,000,000	1,094,640
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,700,000[c]	1,664,436
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000[c]	395,150
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	2,500,000	2,838,025
Total Long-Term Municipal Investments
(cost $190,075,145)				206,658,919

The Funds	73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—.9%	Rate (%)	Date	Amount ($)	Value ($)
New York;
Long Island Power Authority, Electric System Subordinated
Revenue (LOC; Westdeutsche Landesbank)	0.15	3/1/12	800,000[d]	800,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.09	3/1/12	200,000[d]	200,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Fortis Bank)	0.12	3/1/12	200,000[d]	200,000
New York State Dormitory Authority, Revenue
(University of Rochester) (LOC; HSBC Bank USA)	0.09	3/1/12	600,000[a,d]	600,000
Total Short-Term Municipal Investments
(cost $1,800,000)				1,800,000

Total Investments (cost $191,875,145)			99.1%	208,458,919
Cash and Receivables (Net)			.9%	1,800,988
Net Assets			100.0%	210,259,907

a At February 29, 2012, the fund had $53,649,752 or 25.5% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 29, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

74

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MERLOTS	Municipal Exempt Receipt Liquidity Option Tender			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PUTTERS		Puttable Tax-Exempt Receipts		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
ROCS		Reset Options Certificates		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	25.5
AA		Aa		AA	49.4
A		A		A	15.4
BBB		Baa		BBB	8.9
F1		MIG1/P1		SP1/A1	.7
Not Rated[e]		Not Rated[e]		Not Rated[e]	.1
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	75

STATEMENT OF FINANCIAL FUTURES

February 29, 2012 (Unaudited)

		Market Value		Unrealized
BNY Mellon New York		Covered by		(Depreciation)
Intermediate Tax-Exempt Bond Fund	Contracts	Contracts ($)	Expiration	at 2/29/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	40	(5,250,625)	March 2012	(64,063)

See notes to financial statements.

76

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—84.1%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.5%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/18	5,000,000		4,940,600
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	5,000,000		4,975,500
Tuscaloosa Public Educational Building Authority, Student
Housing Revenue (Ridgecrest Student Housing, LLC
University of Alabama Ridgecrest Residential Project)
(Insured; Assured Guaranty Municipal Corp.)	6.75	7/1/33	1,100,000		1,308,483
Alaska—.4%
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/21	2,500,000		3,020,350
Arizona—1.0%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000		891,112
Pima County Industrial Development Authority,
IDR (Tucson Electric Power Company Project)	5.25	10/1/40	3,250,000		3,335,703
University Medical Center Corporation, HR	6.00	7/1/39	2,500,000		2,774,125
California—9.4%
California, GO (Various Purpose)	6.50	4/1/33	1,000,000		1,231,670
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		8,826,090
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	490,000		576,603
California Health Facilities Financing Authority, Revenue
(Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	13,449
California Infrastructure and Economic Development Bank,
Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	750,000		785,347
California Municipal Finance Authority,
Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		6,663,360
California Municipal Finance Authority,
Revenue (Southwestern Law School)	6.50	11/1/31	300,000		323,409
California Municipal Finance Authority,
Revenue (Southwestern Law School)	6.50	11/1/41	750,000		807,937
California State Public Works Board, LR (Judicial
Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,145,900
California Statewide Communities Development Authority,
Charter School Revenue (Green Dot Public Schools)
(Animo Inglewood Charter High School Project)	7.25	8/1/41	1,000,000		1,063,380
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.75	2/1/38	2,500,000		2,995,325
California Statewide Communities Development
Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000		6,945,000
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding —CHF—Irvine, L.L.C.)	5.38	5/15/38	1,500,000		1,566,900

The Funds	77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
JPMorgan Chase Putters/Drivers Trust (Los Angeles Department
of Airports, Senior Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000[b,c]	11,801,700
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000	1,106,870
M-S-R Energy Authority, Gas Revenue	7.00	11/1/34	3,730,000	4,830,835
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/32	4,500,000[d]	1,538,505
Newport Beach, Revenue (Hoag Memorial Hospital Presbyterian)	6.00	12/1/40	4,630,000	5,526,507
Northern California Gas Authority Number 1, Gas Project Revenue	1.11	7/1/27	660,000[e]	489,159
San Diego County Regional Airport Authority,
Subordinate Airport Revenue	5.00	7/1/34	1,000,000	1,080,200
San Diego Regional Building Authority, LR (County
Operations Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000	2,222,220
San Diego Unified School District, GO	0.00	7/1/25	4,000,000[d]	2,386,360
San Francisco City and County Redevelopment Financing
Authority, Tax Allocation Revenue (San Francisco
Redevelopment Projects)	6.63	8/1/41	1,750,000	1,988,350
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000	1,088,340
Colorado—.5%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000	601,145
Denver City and County, Airport System Revenue	5.00	11/15/21	1,500,000	1,758,630
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000	1,148,110
Northern Colorado Water Conservancy District Building
Corporation, COP (Lease Purchase Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/16	500,000	513,505
Connecticut—2.9%
Connecticut, GO (Teachers’ Retirement Fund)	5.85	3/15/32	11,500,000	14,124,875
Connecticut Health and Educational Facilities Authority,
Revenue (Western Connecticut Health Network Issue)	5.38	7/1/41	1,250,000	1,363,937
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	5.05	7/1/42	5,000,000	5,515,500
Florida—3.6%
Brevard County Health Facilities Authority, Health
Facilities Revenue (Health First, Inc. Project)	7.00	4/1/39	1,500,000	1,755,630
Florida Municipal Power Agency,
All-Requirements Power Supply Project Revenue	6.25	10/1/31	1,000,000	1,199,550
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000	1,344,996
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000	650,658

78

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	2,000,000		2,125,220
Miami-Dade County School Board, COP (Master
Lease Purchase Agreement) (Insured; AMBAC)	5.00	11/1/25	5,000,000		5,387,050
Mid-Bay Bridge Authority, Springing Lien Revenue	7.25	10/1/34	5,000,000		5,507,850
Mid-Bay Bridge Authority, Springing Lien Revenue	7.25	10/1/40	5,000,000		5,469,400
Palm Beach County School Board, COP (Master
Lease Purchase Agreement) (Insured;
National Public Finance Guarantee Corp.)	5.00	8/1/12	500,000		509,215
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		2,148,860
Georgia—2.2%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,210,050
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	5.75	1/1/29	2,140,000		2,153,140
DeKalb County, GO	5.00	1/1/19	500,000		533,075
DeKalb County, GO (Special Transportation,
Parks and Greenspace and Libraries Tax District)	5.00	12/1/18	750,000		844,087
DeKalb County, Water and Sewerage Revenue	5.25	10/1/41	9,000,000		10,051,740
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	1,000,000		1,219,860
Hawaii—4.3%
Hawaii Department of Budget and Finance,
Special Purpose Revenue (Hawaiian Electric
Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		6,683,040
JPMorgan Chase Putters/Drivers Trust (Hawaii, GO)	5.00	12/1/19	20,000,000	[b,c]	24,769,517
Idaho—.7%
University of Idaho Regents, General Revenue	5.25	4/1/21	4,485,000		5,381,193
Illinois—1.5%
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	5.75	1/1/39	2,500,000		2,874,100
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	6.50	1/1/41	5,000,000		6,028,100
Illinois Finance Authority, Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000		1,123,410
Metropolitan Pier and Exposition Authority, Revenue
(McCormick Place Expansion Project) (Insured;
Assured Guaranty Municipal Corp.)	0.00	6/15/26	2,000,000	[d]	1,115,720
Indiana—.9%
Indiana Finance Authority, First Lien Wastewater
Utility Revenue (CWA Authority Project)	5.25	10/1/38	2,500,000		2,787,875
Indiana Finance Authority, First Lien Wastewater
Utility Revenue (CWA Authority Project)	5.00	10/1/41	2,330,000		2,530,403

The Funds	79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana (continued)
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	1,570,000		1,638,499
Kentucky—.2%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	1,500,000		1,758,930
Louisiana—1.9%
Jefferson Parish Hospital Service District Number 2,
HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,683,300
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	4,000,000		4,664,480
Louisiana Public Facilities Authority,
Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,149,700
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000		2,390,920
Maine—.9%
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,500,000		2,719,900
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	3,500,000		3,871,000
Maryland—1.3%
Frederick County, Special Obligation Bonds
(Urbana Community Development Authority)	5.00	7/1/40	2,000,000		2,093,560
Maryland Economic Development
Corporation, EDR (Terminal Project)	5.75	6/1/35	3,500,000		3,706,290
Maryland Economic Development Corporation,
Port Facilities Revenue (CNX Marine
Terminals Inc. Port of Baltimore Facility)	5.75	9/1/25	1,000,000		1,041,180
Maryland Health and Higher Educational Facilities
Authority, Revenue (Anne Arundel Health System Issue)	6.75	7/1/29	2,000,000		2,455,280
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000		266,820
Massachusetts—4.2%
JPMorgan Chase Putters/Drivers Trust
(Massachusetts, GO Consolidated Loan)	5.00	4/1/19	15,000,000	[b,c]	18,489,375
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,687,637
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,318,454
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,133,700
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000		2,356,560
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.50	5/1/14	1,000,000		1,083,810

80

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	500,000		633,150
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	2,000,000		2,299,880
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,193
Michigan—2.4%
Detroit, Water Supply System Senior Lien Revenue	5.75	7/1/37	10,000,000		11,100,900
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000		1,023,910
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,367,590
Michigan Strategic Fund, LOR (State of Michigan
Cadillac Place Office Building Project)	5.25	10/15/31	2,000,000		2,215,760
Minnesota—4.8%
JPMorgan Chase Putters/Drivers Trust
(Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[b,c]	21,486,898
JPMorgan Chase Putters/Drivers Trust
(Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000	[b,c]	12,689,600
Minneapolis, Health Care System Revenue
(Fairview Health Services)	6.63	11/15/28	1,000,000		1,179,840
Mississippi—.2%
Warren County, Gulf Opportunity Zone Revenue
(International Paper Company Project)	5.80	5/1/34	1,500,000		1,582,875
Missouri—1.3%
Cape Girardeau County Industrial Development Authority,
Health Facilities Revenue (Saint Francis Medical Center)	5.50	6/1/34	385,000		395,345
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington University)	5.00	11/15/37	4,000,000		4,638,400
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington University)	5.00	11/15/41	4,000,000		4,605,760
New Hampshire—.6%
New Hampshire, Turnpike System Revenue	5.00	2/1/22	2,350,000	[f]	2,722,616
New Hampshire, Turnpike System Revenue	5.00	2/1/24	1,775,000	[f]	2,025,080
New Jersey—1.4%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000		1,116,180
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	2,000,000		2,444,640
New Jersey Health Care Facilities Financing Authority, Revenue
(Saint Peter’s University Hospital Obligated Group Issue)	6.00	7/1/26	2,500,000		2,824,925
New Jersey Health Care Facilities Financing Authority, Revenue
(Saint Peter’s University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,679,415
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	5,000,000	[d]	2,178,050

The Funds	81

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York—13.1%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	4,225,000	4,782,827
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	8,000,000	8,579,680
Hudson Yards Infrastructure Corporation,
Hudson Yards Senior Revenue	5.75	2/15/47	5,000,000	5,659,450
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	500,000	622,805
New York City, GO	6.00	10/15/23	500,000	616,845
New York City Industrial Development Agency,
PILOT Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	325,000	368,703
New York City Industrial Development Agency,
PILOT Revenue (Yankee Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,300,000	1,538,407
New York City Industrial Development Agency,
PILOT Revenue (Yankee Stadium Project) (Insured; FGIC)	3.75	3/1/20	5,000,000[e]	4,459,150
New York City Municipal Water Finance
Authority, Water and Sewer System Revenue	5.75	12/15/16	5,090,000[b,c]	5,917,271
New York City Municipal Water Finance
Authority, Water and Sewer System Revenue	5.75	12/15/16	9,000,000[b,c]	10,462,770
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/44	10,000,000	11,020,500
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/45	14,070,000	15,505,844
New York Liberty Development Corporation,
Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000	5,691,600
New York State Dormitory Authority, Revenue (Yeshiva University)	5.00	11/1/40	500,000	533,750
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,173,090
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	11/15/19	10,000,000[b,c]	12,385,800
Port Authority of New York and New Jersey, Special Project
Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000	5,594,200
Westchester County Health Care Corporation, Senior Lien Revenue	5.13	11/1/41	500,000	518,100
North Carolina—.6%
North Carolina Capital Facilities Finance
Agency, Revenue (Davidson College)	5.00	3/1/40	1,000,000	1,137,010
North Carolina Eastern Municipal
Power Agency, Power System Revenue	5.00	1/1/26	2,500,000	2,804,500
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/19	250,000	289,105
North Carolina Eastern Municipal Power
Agency, Power System Revenue (Insured; FGIC)	5.50	1/1/17	150,000	150,552

82

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio—.3%
Cleveland, Airport System Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/31	1,000,000	1,073,470
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,000,000	1,162,130
Oregon—.3%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000	2,277,140
Pennsylvania—1.0%
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Pennsylvania Health System)	5.75	8/15/41	2,550,000	2,906,133
Pittsburgh, GO	5.00	9/1/26	4,000,000	4,505,640
Tennessee—.4%
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.25	9/1/23	2,500,000	2,716,350
Texas—8.9%
Central Texas Regional Mobility Authority, Senior Lien Revenue	6.00	1/1/41	5,000,000	5,379,200
Clifton Higher Education Finance Corporation,
Educational Revenue (IDEA Public Schools)	5.50	8/15/31	1,250,000	1,293,775
Clifton Higher Education Finance Corporation,
Educational Revenue (IDEA Public Schools)	5.75	8/15/41	1,000,000	1,034,620
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,167,770
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System)	7.00	12/1/27	1,000,000	1,213,910
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	1,000,000	1,091,640
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	2,800,000	3,119,872
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.88	5/15/41	3,000,000	3,425,130
Liberty Hill Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/1/40	7,000,000	7,745,990
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000	8,008,070
North Texas Tollway Authority,
Special Projects System Revenue	5.50	9/1/41	2,500,000	2,882,775
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (LBJ Infrastructure
Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	7,000,000	7,980,070
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (NTE Mobility Partners LLC North
Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000	2,959,625
Texas Public Finance Authority Charter School Finance
Corporation, Education Revenue (Cosmos Foundation, Inc.)	6.20	2/15/40	5,900,000	6,416,663
Waco Education Finance Corporation,
Revenue (Baylor University Issue)	5.00	3/1/43	10,000,000	11,198,700

The Funds	83

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington—1.3%
Energy Northwest, Electric Revenue
(Columbia Generating Station)	5.00	7/1/21	8,000,000[f]	9,885,840
Wisconsin—.9%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000[c]	1,508,618
Southeast Wisconsin Professional Baseball Park District, Sales
Tax Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/23	1,000,000	1,244,270
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000	1,178,460
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000	1,769,115
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000	1,209,840
U.S. Related—9.2%
Guam, Business Privilege Tax Revenue	5.13	1/1/42	1,500,000	1,629,075
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000	2,879,125
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000	5,630,750
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000	2,279,180
Guam Government Department of Education, COP
(John F. Kennedy High School Project)	6.63	12/1/30	1,000,000	1,053,240
Puerto Rico Aqueduct and Sewer Authority, Senior Lien Revenue	5.00	7/1/33	7,500,000	7,515,075
Puerto Rico Aqueduct and Sewer Authority, Senior Lien Revenue	5.13	7/1/37	5,000,000	5,006,000
Puerto Rico Commonwealth, Public Improvement GO	6.00	7/1/40	9,000,000	10,052,280
Puerto Rico Commonwealth, Public Improvement GO	5.75	7/1/41	2,000,000	2,192,780
Puerto Rico Electric Power Authority, Power Revenue	5.75	7/1/36	5,000,000	5,486,700
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000	825,240
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	5.25	12/15/26	7,000,000	7,490,140
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	6,000,000[g]	5,874,480
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000[g]	592,725
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,500,000	1,623,465
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	3,870,000	4,393,263
Virgin Islands Public Finance Authority, Subordinated Revenue
(Virgin Islands Matching Fund Loan Note—Diageo Project)	6.75	10/1/37	2,000,000	2,300,780
Total Long-Term Municipal Investments
(cost $561,297,626)				616,440,205

84

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—25.2%	Rate (%)	Date	Amount ($)		Value ($)
Colorado—.5%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Northern Trust Company)	0.12	3/1/12	700,000	[h]	700,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; U.S. Bank NA)	0.12	3/1/12	1,000,000	[h]	1,000,000
Pitkin County, IDR, Refunding (Aspen Skiing Company
Project) (LOC; JPMorgan Chase Bank)	0.12	3/1/12	2,300,000	[h]	2,300,000
Connecticut—.2%
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	0.07	3/1/12	1,200,000	[h]	1,200,000
Florida—2.0%
Jacksonville Health Facilities Authority, HR (Baptist
Medical Center Project) (LOC; Wells Fargo Bank)	0.15	3/1/12	2,100,000	[h]	2,100,000
Polk County School Board, COP (Master Lease
Purchase Agreement) (LOC; Wells Fargo Bank)	0.15	3/1/12	1,100,000	[h]	1,100,000
Polk County School Board, COP (Master Lease
Purchase Agreement) (LOC; Wells Fargo Bank)	0.15	3/1/12	6,300,000	[h]	6,300,000
Sarasota County Public Hospital District, HR, Refunding
(Sarasota Memorial Hospital Project) (LOC: Northern Trust Co.)	0.12	3/1/12	4,900,000	[h]	4,900,000
Illinois—1.7%
Chicago Board of Education, Unlimited Tax GO Notes,
Refunding (Dedicated Revenues) (LOC; JPMorgan Chase Bank)	0.12	3/1/12	1,700,000	[h]	1,700,000
Chicago Board of Education, Unlimited Tax GO Notes,
Refunding (Dedicated Revenues) (LOC; JPMorgan Chase Bank)	0.12	3/1/12	3,575,000	[h]	3,575,000
Illinois Finance Authority, Revenue (The University of
Chicago Medical Center) (LOC; Wells Fargo Bank)	0.12	3/1/12	1,100,000	[h]	1,100,000
Illinois Finance Authority, Revenue (The University of
Chicago Medical Center) (LOC; Wells Fargo Bank)	0.12	3/1/12	4,400,000	[h]	4,400,000
Quincy, Revenue, Refunding (Blessing Hospital)
(LOC; JPMorgan Chase Bank)	0.25	3/1/12	1,700,000	[h]	1,700,000
Iowa—.8%
Iowa Finance Authority, Educational Facilities Revenue
(Holy Family Catholic Schools Project) (LOC; Wells Fargo Bank)	0.15	3/1/12	2,700,000	[h]	2,700,000
Iowa Finance Authority, Private College Facility
Revenue (Morningside College Project) (LOC; U.S. Bank NA)	0.15	3/1/12	1,500,000	[h]	1,500,000
Iowa Higher Education Loan Authority, Private College Facility
Revenue (Des Moines University Project) (LOC; U.S. Bank NA)	0.15	3/1/12	1,400,000	[h]	1,400,000

The Funds	85

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kentucky—.6%
Louisville and Jefferson County Visitors and Convention
Commission, Dedicated Tax Revenue, Refunding (Kentucky
International Convention Center Expansion Project)
(Insured; Assured Guaranty Municipal Corp. and
Liquidity Facility; JPMorgan Chase Bank)	0.13	3/1/12	1,900,000	[h]	1,900,000
Shelby County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.10	3/1/12	2,140,000	[h]	2,140,000
Massachusetts—4.4%
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Bank of America)	0.19	3/1/12	4,100,000	[h]	4,100,000
Massachusetts, GO Notes
(Consolidated Loan) (LOC; Bank of America)	0.19	3/1/12	5,380,000	[h]	5,380,000
Massachusetts Development Finance Agency, Revenue
(Boston University Issue) (LOC; JPMorgan Chase Bank)	0.11	3/1/12	2,500,000	[h]	2,500,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Baystate Medical Center
Issue) (LOC; JPMorgan Chase Bank)	0.12	3/1/12	900,000	[h]	900,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Children’s Hospital Issue) (LOC; JPMorgan Chase Bank)	0.14	3/1/12	2,600,000	[h]	2,600,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Museum of Fine Arts Issue)
(Liquidity Facility; Bank of America)	0.20	3/1/12	2,800,000	[h]	2,800,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	0.09	3/1/12	2,600,000	[h]	2,600,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.14	3/1/12	2,900,000	[h]	2,900,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Wellesley College Issue)	0.09	3/1/12	2,200,000	[h]	2,200,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Wellesley College Issue)	0.09	3/1/12	3,100,000	[h]	3,100,000
Massachusetts Water Resources Authority, Subordinated
General Revenue, Refunding (LOC; Landesbank
Hessen-Thuringen Girozentrale)	0.14	3/1/12	3,955,000	[h]	3,955,000
Michigan—.3%
Eastern Michigan University Board of Regents,
General Revenue, Refunding (LOC; JPMorgan Chase Bank)	0.16	3/1/12	2,000,000	[h]	2,000,000
Minnesota—.7%
Center City, Health Care Facilities Revenue
(Hazelden Foundation Project) (LOC; U.S. Bank NA)	0.15	3/1/12	2,000,000	[h]	2,000,000
Richfield, MFHR (Woodlake Richfield
Apartments, LLC Project) (LOC; Wells Fargo Bank)	0.15	3/1/12	3,400,000	[h]	3,400,000

86

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Mississippi—1.4%
Mississippi Business Finance Corporation,
Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	0.10	3/1/12	200,000	[h]	200,000
Mississippi Business Finance Corporation,
Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	0.13	3/1/12	6,200,000	[h]	6,200,000
Mississippi Business Finance Corporation,
Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	0.13	3/1/12	3,600,000	[h]	3,600,000
Missouri—3.1%
Missouri Development Finance Board, Cultural Facilities Revenue
(The Nelson Gallery Foundation) (SBPA; JPMorgan Chase Bank)	0.10	3/1/12	7,260,000	[h]	7,260,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Saint Louis
University) (LOC; Wells Fargo Bank)	0.10	3/1/12	5,400,000	[h]	5,400,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Saint Louis
University) (LOC; Wells Fargo Bank)	0.12	3/1/12	2,100,000	[h]	2,100,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.10	3/1/12	6,500,000	[h]	6,500,000
Missouri Health and Educational Facilities Authority, Health
Facilities Revenue (SSM Health Care) (LOC; PNC Bank NA)	0.09	3/1/12	1,200,000	[h]	1,200,000
Montana—.6%
Forsyth, PCR, Refunding (PacifiCorp Project)
(LOC; Rabobank Nederland)	0.26	3/1/12	4,700,000	[h]	4,700,000
New Hampshire—2.7%
New Hampshire Business Finance Authority, Revenue
(Littleton Regional Hospital Issue) (LOC; TD Bank)	0.16	3/1/12	5,700,000	[h]	5,700,000
New Hampshire Health and Education Facilities Authority,
Revenue (Dartmouth College Issue) (Liquidity
Facility; JPMorgan Chase Bank)	0.14	3/1/12	6,400,000	[h]	6,400,000
New Hampshire Health and Education Facilities Authority,
Revenue (Dartmouth College Issue) (Liquidity F
acility; JPMorgan Chase Bank)	0.14	3/1/12	8,050,000	[h]	8,050,000
New York—.6%
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Fortis Bank)	0.12	3/1/12	4,200,000	[h]	4,200,000
Ohio—.3%
Cleveland-Cuyahoga County Port Authority, Educational Facility
Revenue (Laurel School Project) (LOC; JPMorgan Chase Bank)	0.16	3/1/12	2,500,000	[h]	2,500,000
Pennsylvania—.8%
Delaware County Industrial Development Authority,
Airport Facilities Revenue (United Parcel Service Project)	0.13	3/1/12	1,800,000	[h]	1,800,000

The Funds	87

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Lehigh County General Purpose Authority, HR
(Lehigh Valley Health Network) (LOC; Bank of America)	0.20	3/1/12	3,940,000	[h]	3,940,000
Tennessee—.2%
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.30	3/1/12	400,000	[h]	400,000
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.30	3/1/12	1,400,000	[h]	1,400,000
Texas—.8%
Dallas Performing Arts Cultural Facilities Corporation,
Cultural Facility Revenue (Dallas Center for the Performing
Arts Foundation, Inc. Project) (LOC; JPMorgan Chase Bank)	0.10	3/1/12	2,300,000	[h]	2,300,000
Tarrant County Cultural Education Facilities Finance
Corporation, HR (Methodist Hospitals of Dallas
Project) (LOC; JPMorgan Chase Bank)	0.14	3/1/12	3,600,000	[h]	3,600,000
Utah—.9%
Utah Transit Authority, Subordinated
Sales Tax Revenue (LOC; Fortis Bank)	0.13	3/1/12	6,500,000	[h]	6,500,000
Vermont—.2%
Vermont Educational and Health Buildings Financing
Agency, Revenue (Northeastern Vermont
Regional Hospital Project) (LOC; TD Bank)	0.15	3/1/12	1,100,000	[h]	1,100,000
Washington—1.1%
Washington Health Care Facilities Authority, Revenue
(MultiCare Health System) (LOC; Barclays Bank PLC)	0.12	3/1/12	8,000,000	[h]	8,000,000
Wisconsin—1.3%
Wisconsin Health and Educational Facilities Authority,
Revenue (Meriter Hospital, Inc.) (LOC; U.S. Bank NA)	0.15	3/1/12	8,520,000	[h]	8,520,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Edgewood College) (LOC; U.S. Bank NA)	0.15	3/1/12	1,015,000	[h]	1,015,000
Total Short-Term Municipal Investments
(cost $184,735,000)					184,735,000

Total Investments (cost $746,032,626)			109.3%		801,175,205
Liabilities, Less Cash and Receivables			(9.3%)		(68,362,577)
Net Assets			100.0%		732,812,628

a This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Collateral for floating rate borrowings.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2012 , these securities were valued at $119,511,549 or 16.3% of net assets.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate security—interest rate subject to periodic change.
f Purchased on a delayed delivery basis.
g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[h] Variable rate demand note—rate shown is the interest rate in effect at February 29, 2012 . Maturity date represents the next demand date, or the ultimate maturity date if earlier.

88

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MERLOTS	Municipal Exempt Receipt Liquidity Option Tender			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PUTTERS		Puttable Tax-Exempt Receipts		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
ROCS		Reset Options Certificates		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	7.9
AA		Aa		AA	30.2
A		A		A	18.3
BBB		Baa		BBB	23.3
BB		Ba		BB	.1
B		B		B	.1
F1		MIG1/P1		SP1/A1	20.1
100.0

† Based on total investments.
See notes to financial statements.

The Funds	89

STATEMENT OF FINANCIAL FUTURES

February 29, 2012 (Unaudited)

				Unrealized
		Market Value		Appreciation
BNY Mellon	Notional	Covered by		(Depreciation)
Municipal Opportunities Fund	Amount	Contracts ($)	Expiration	at 2/29/2012($)
Financial Futures Long
10 year MMD Index	20,000,000	20,289,000	April 2012	289,000
	Contracts
Financial Futures Short
U.S. Treasury 10 Year Notes	500	(65,632,813)	March 2012	(800,781)
U.S. Treasury Long Bond	300	(42,928,125)	March 2012	(20,532)
Gross Unrealized Appreciation				289,000
Gross Unrealized Depreciation				(821,313)

See notes to financial statements.

90

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2012 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments†	1,719,907,827	1,222,840,147	424,798,047	361,903,047
Cash on Initial Margin—Note 5	374,000	—	99,000	77,000
Interest receivable	18,495,073	11,559,529	4,814,465	3,381,772
Receivable for investment securites sold	1,956,487	4,654,564	35,292	18,790
Receivable for futures variation margin—Note 5	138,125	—	36,563	28,438
Prepaid expenses and other receivables	26,018	20,831	13,437	16,267
	1,740,897,530	1,239,075,071	429,796,804	365,425,314
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	517,391	368,802	187,076	114,226
Due to Administrator—Note 4(a)	166,036	119,232	42,083	35,243
Cash overdraft due to Custodian	1,360,102	484,950	832,087	406,714
Payable for investment securities purchased	42,814,061	31,025,350	—	6,647,316
Payable for shares of Beneficial Interest redeemed	871,162	1,561,571	848,161	38,064
Accrued expenses and other liabilities	67,194	51,796	26,185	41,310
	45,795,946	33,611,701	1,935,592	7,282,873
Net Assets ($)	1,695,101,584	1,205,463,370	427,861,212	358,142,441
Composition of Net Assets ($):
Paid—in capital	1,564,808,131	1,186,857,460	396,782,902	327,691,126
Accumulated undistributed investment income—net	157,270	15,765	13,199	—
Accumulated net realized gain (loss) on investments	4,112,166	614,675	242,001	2,844,671
Accumulated net unrealized appreciation
(depreciation) on investments [including
($544,531) (depreciation) on financial futures
for BNY Mellon National Intermediate Municipal
Bond Fund, ($144,141) (depreciation) on financial
futures for BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund and ($112,109) (depreciation)
on financial futures for BNY Mellon Massachusetts
Intermediate Municipal Bond Fund]	126,024,017	17,975,470	30,823,110	27,606,644
Net Assets ($)	1,695,101,584	1,205,463,370	427,861,212	358,142,441
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,655,573,330	1,202,718,552	419,511,502	349,032,900
Shares Outstanding	119,232,190	92,382,570	32,048,638	25,880,289
Net Asset Value Per Share ($)	13.89	13.02	13.09	13.49
Investor Shares
Net Assets ($)	39,452,524	2,744,818	8,349,710	9,109,541
Shares Outstanding	2,844,549	211,097	638,600	675,527
Net Asset Value Per Share ($)	13.87	13.00	13.08	13.49
Dreyfus Premier Shares
Net Assets ($)	75,730	—	—	—
Shares Outstanding	5,458	—	—	—
Net Asset Value Per Share ($)	13.88	—	—	—
† Investments at cost ($)	1,593,339,279	1,204,864,677	393,830,796	334,184,294

See notes to financial statements.

The Funds	91

STATEMENT OF ASSETS AND LIABILITIES (continued)

	BNY Mellon
	New York	BNY Mellon
	Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	208,458,919	801,175,205
Cash on Initial Margin—Note 5	44,000	1,390,000
Interest receivable	2,253,541	6,338,025
Receivable for investment securites sold	130,000	—
Receivable for futures variation margin—Note 5	16,250	707,750
Prepaid expenses and other receivables	16,156	17,840
	210,918,866	809,628,820
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	67,599	287,751
Due to Administrator—Note 4(a)	20,606	66,549
Cash overdraft due to Custodian	288,545	1,288,370
Payable for investment securities purchased	—	13,544,599
Payable for floating rate notes issued—Note 5	—	61,205,000
Payable for shares of Beneficial Interest redeemed	248,241	268,404
Interest and expense payable related
to floating rate notes issued—Note 5	—	72,986
Accrued expenses and other liabilities	33,968	82,533
	658,959	76,816,192
Net Assets ($)	210,259,907	732,812,628
Composition of Net Assets ($):
Paid—in capital	191,878,290	678,347,112
Accumulated undistributed investment income—net	7,879	142,129
Accumulated net realized gain (loss) on investments	1,854,027	(286,879)
Accumulated net unrealized appreciation (depreciation) on investments
[including ($64,063) (depreciation) on financial futures for BNY Mellon
New York Intermediate Tax-Exempt Bond Fund and ($532,313) (depreciation)
on financial futures for BNY Mellon Municipal Opportunities Fund]	16,519,711	54,610,266
Net Assets ($)	210,259,907	732,812,628
Net Asset Value Per Share
Class M Shares
Net Assets ($)	191,477,183	730,569,377
Shares Outstanding	16,206,920	55,615,412
Net Asset Value Per Share ($)	11.81	13.14
Investor Shares
Net Assets ($)	18,782,724	2,243,251
Shares Outstanding	1,588,853	170,761
Net Asset Value Per Share ($)	11.82	13.14
† Investments at cost ($)	191,875,145	746,032,626

See notes to financial statements.

92

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2012 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	30,227,641	10,040,943	8,525,708	6,609,598
Expenses:
Investment advisory fee—Note 4(a)	2,830,582	2,023,682	1,059,406	617,956
Administration fee—Note 4(a)	1,008,865	721,268	264,326	220,259
Shareholder servicing costs—Note 4(c)	51,548	3,955	11,035	10,399
Trustees’ fees and expenses—Note 4(d)	49,846	47,899	18,212	12,658
Custodian fees—Note 4(c)	46,129	38,285	16,905	13,990
Registration fees	20,503	25,192	13,669	19,249
Auditing fees	17,599	16,261	16,770	17,554
Legal fees	13,869	10,919	5,063	4,187
Prospectus and shareholders’ reports	7,351	2,761	2,617	3,169
Loan commitment fees—Note 3	6,179	6,819	2,598	2,166
Distribution fees—Note 4(b)	221	—	—	35
Miscellaneous	51,478	39,434	21,344	30,119
Total Expenses	4,104,170	2,936,475	1,431,945	951,741
Less—reduction in fees due to
earnings credits—Note 4(c)	(4)	—	—	(1)
Net Expenses	4,104,166	2,936,475	1,431,945	951,740
Investment Income—Net	26,123,475	7,104,468	7,093,763	5,657,858
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	5,525,269	1,707,337	3,618,959	3,354,983
Net realized gain (loss) on financial futures	(2,983,196)	—	(789,669)	(614,187)
Net Realized Gain (Loss)	2,542,073	1,707,337	2,829,290	2,740,796
Net unrealized appreciation
(depreciation) on investments	47,102,473	1,116,274	7,212,931	6,762,443
Net unrealized appreciation
(depreciation) on financial futures	1,976,250	—	523,125	406,875
Net Unrealized Appreciation (Depreciation)	49,078,723	1,116,274	7,736,056	7,169,318
Net Realized and Unrealized
Gain (Loss) on Investments	51,620,796	2,823,611	10,565,346	9,910,114
Net Increase in Net Assets
Resulting from Operations	77,744,271	9,928,079	17,659,109	15,567,972

See notes to financial statements.

The Funds	93

STATEMENT OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	3,796,802	13,502,240
Expenses:
Investment advisory fee—Note 4(a)	502,868	1,374,144
Administration fee—Note 4(a)	125,462	342,735
Interest and expense for floating rate notes issued—Note 5	—	175,390
Shareholder servicing costs—Note 4(c)	23,655	2,288
Auditing fees	15,021	17,614
Registration fees	13,930	36,277
Custodian fees—Note 4(c)	8,554	20,956
Trustees’ fees and expenses—Note 4(d)	7,064	17,476
Prospectus and shareholders’ reports	5,495	3,669
Legal fees	3,958	6,131
Loan commitment fees—Note 3	1,212	2,602
Miscellaneous	26,360	27,022
Total Expenses	733,579	2,026,304
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	(116,531)	—
Less—reduction in fees due to earnings credits—Note 4(c)	(5)	—
Net Expenses	617,043	2,026,304
Investment Income—Net	3,179,759	11,475,936
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	2,177,175	15,778,798
Net realized gain (loss) on financial futures	(350,964)	(6,281,669)
Net Realized Gain (Loss)	1,826,211	9,497,129
Net unrealized appreciation (depreciation) on investments	4,584,475	25,597,129
Net unrealized appreciation (depreciation) on financial futures	232,500	2,893,062
Net Unrealized Appreciation (Depreciation)	4,816,975	28,490,191
Net Realized and Unrealized Gain (Loss) on Investments	6,643,186	37,987,320
Net Increase in Net Assets Resulting from Operations	9,822,945	49,463,256

See notes to financial statements.

94

STATEMENT OF CASH FLOWS

February 29, 2012 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(396,846,106)
Proceeds from sale of portfolio securities	387,210,593
Financial futures transactions	(3,297,294)
Net purchase of short-term portfolio securities	(175,460,000)
Interest received	13,326,959
Operating expenses paid	(591,321)
Paid to The Dreyfus Corporation	(1,322,054)	(176,979,223)
Cash Flows from Financing Activities ($):
Net Beneffical Interest transactions		185,721,994
Dividends paid		(8,461,260)
Cash at beginning of period		(1,569,881)
Cash at end of period		(1,288,370)
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		49,463,256
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(396,846,106)
Proceeds from sales of portfolio securities		387,210,593
Financial futures transactions		(3,297,294)
Net purchase of short-term portfolio securities		(175,460,000)
Increase in interest receivable		(458,385)
Increase in accrued operating expenses		54,705
Decrease in prepaid expenses		6,136
Increase in Due to The Dreyfus Corporation		52,090
Net realized gain on investments		(9,497,131)
Net unrealized appreciation on investments		(28,490,191)
Net amortization of premiums on investments		283,104
Net Cash Used by Operating Activities		(176,979,223)

See notes to financial statements.

The Funds	95

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	26,123,475	56,855,743	7,104,468	14,366,171
Net realized gain (loss) on investments	2,542,073	2,413,939	1,707,337	551,530
Net unrealized appreciation (depreciation) on investments	49,078,723	(30,670,758)	1,116,274	(1,849,883)
Net Increase (Decrease) in Net Assets
Resulting from Operations	77,744,271	28,598,924	9,928,079	13,067,818
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(25,355,910)	(55,351,649)	(7,073,283)	(14,287,423)
Investor Shares	(609,189)	(1,172,675)	(15,420)	(37,079)
Dreyfus Premier Shares	(1,106)	(3,074)	—	—
Net realized gain on investments:
Class M Shares	(58,171)	(9,584,383)	—	—
Investor Shares	(1,569)	(208,965)	—	—
Dreyfus Premier Shares	(3)	(715)	—	—
Total Dividends	(26,025,948)	(66,321,461)	(7,088,703)	(14,324,502)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	199,286,376	325,713,494	388,386,057	745,588,285
Investor Shares	8,089,951	24,852,532	2,121,387	9,654,306
Dreyfus Premier Shares	229	617	—	—
Dividends reinvested:
Class M Shares	3,060,927	11,909,817	1,858,638	3,634,774
Investor Shares	359,743	871,371	11,255	20,763
Dreyfus Premier Shares	—	244	—	—
Cost of shares redeemed:
Class M Shares	(132,745,172)	(402,966,796)	(278,693,974)	(720,325,268)
Investor Shares	(11,541,109)	(17,796,785)	(3,413,865)	(8,002,347)
Dreyfus Premier Shares	(29,919)	(14,621)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	66,481,026	(57,430,127)	110,269,498	30,570,513
Total Increase (Decrease) in Net Assets	118,199,349	(95,152,664)	113,108,874	29,313,829
Net Assets ($):
Beginning of Period	1,576,902,235	1,672,054,899	1,092,354,496	1,063,040,667
End of Period	1,695,101,584	1,576,902,235	1,205,463,370	1,092,354,496
Undistributed investment income—net	157,270	—	15,765	—

96

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Capital Share Transactions:
Class M Shares
Shares sold	14,625,418	24,656,277	29,948,683	57,722,325
Shares issued for dividends reinvested	224,394	905,280	143,307	281,309
Shares redeemed	(9,744,786)	(30,570,651)	(21,483,503)	(55,789,246)
Net Increase (Decrease) in Shares Outstanding	5,105,026	(5,009,094)	8,608,487	2,214,388
Investor Shares
Shares sold	598,128	1,882,584	164,039	748,410
Shares issued for dividends reinvested	26,403	66,043	869	1,607
Shares redeemed	(848,229)	(1,350,880)	(263,746)	(621,431)
Net Increase (Decrease) in Shares Outstanding	(223,698)	597,747	(98,838)	128,586
Dreyfus Premier Shares
Shares sold	17	47	—	—
Shares issued for dividends reinvested	—	18	—	—
Shares redeemed	(2,211)	(1,126)	—	—
Net Increase (Decrease) in Shares Outstanding	(2,194)	(1,061)	—	—

See notes to financial statements.

The Funds	97

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	7,093,763	16,727,021
Net realized gain (loss) on investments	2,829,290	(114,431)
Net unrealized appreciation (depreciation) on investments	7,736,056	(9,107,869)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,659,109	7,504,721
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,944,445)	(16,374,997)
Investor Shares	(136,119)	(307,935)
Total Dividends	(7,080,564)	(16,682,932)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	17,892,932	31,935,369
Investor Shares	535,039	3,374,139
Dividends reinvested:
Class M Shares	334,386	731,683
Investor Shares	51,306	94,258
Cost of shares redeemed:
Class M Shares	(29,667,883)	(103,950,517)
Investor Shares	(1,602,835)	(3,543,447)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(12,457,055)	(71,358,515)
Total Increase (Decrease) in Net Assets	(1,878,510)	(80,536,726)
Net Assets ($):
Beginning of Period	429,739,722	510,276,448
End of Period	427,861,212	429,739,722
Undistributed investment income—net	13,199	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,387,986	2,553,355
Shares issued for dividends reinvested	25,929	58,398
Shares redeemed	(2,306,437)	(8,332,855)
Net Increase (Decrease) in Shares Outstanding	(892,522)	(5,721,102)
Investor Shares
Shares sold	41,151	269,703
Shares issued for dividends reinvested	3,988	7,522
Shares redeemed	(124,249)	(284,727)
Net Increase (Decrease) in Shares Outstanding	(79,110)	(7,502)

See notes to financial statements.

98

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	5,657,858	13,021,891
Net realized gain (loss) on investments	2,740,796	383,010
Net unrealized appreciation (depreciation) on investments	7,169,318	(7,948,924)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,567,972	5,455,977
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,531,739)	(12,749,845)
Investor Shares	(125,942)	(270,869)
Dreyfus Premier Shares	(177)	(538)
Net realized gain on investments:
Class M Shares	(132,840)	(2,090,359)
Investor Shares	(3,141)	(45,562)
Dreyfus Premier Shares	(8)	(105)
Total Dividends	(5,793,847)	(15,157,278)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	21,150,847	54,639,613
Investor Shares	1,441,296	2,820,454
Dreyfus Premier Shares	—	—
Dividends reinvested:
Class M Shares	1,507,125	4,508,772
Investor Shares	105,471	243,502
Dreyfus Premier Shares	178	643
Cost of shares redeemed:
Class M Shares	(32,928,843)	(107,515,944)
Investor Shares	(1,104,829)	(2,607,668)
Dreyfus Premier Shares	(20,751)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,849,506)	(47,910,628)
Total Increase (Decrease) in Net Assets	(75,381)	(57,611,929)
Net Assets ($):
Beginning of Period	358,217,822	415,829,751
End of Period	358,142,441	358,217,822

The Funds	99

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011
Capital Share Transactions:
Class M Shares
Shares sold	1,591,420	4,234,325
Shares issued for dividends reinvested	113,550	350,081
Shares redeemed	(2,484,906)	(8,370,437)
Net Increase (Decrease) in Shares Outstanding	(779,936)	(3,786,031)
Investor Shares
Shares sold	108,122	217,763
Shares issued for dividends reinvested	7,934	18,896
Shares redeemed	(83,120)	(202,297)
Net Increase (Decrease) in Shares Outstanding	32,936	34,362
Dreyfus Premier Shares
Shares issued for dividends reinvested	13	50
Shares redeemed	(1,554)	—
Net Increase (Decrease) in Shares Outstanding	(1,541)	50

See notes to financial statements.

100

	BNY Mellon New York
	Intermediate Tax-Exempt Bond Fund
	Six Months Ended
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	3,179,759	6,887,000
Net realized gain (loss) on investments	1,826,211	455,791
Net unrealized appreciation (depreciation) on investments	4,816,975	(3,475,065)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,822,945	3,867,726
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,909,081)	(6,330,855)
Investor Shares	(262,799)	(541,015)
Net realized gain on investments:
Class M Shares	(423,352)	(169,336)
Investor Shares	(40,654)	(15,169)
Total Dividends	(3,635,886)	(7,056,375)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	19,886,584	33,908,897
Investor Shares	3,555,103	2,734,033
Dividends reinvested:
Class M Shares	556,698	785,105
Investor Shares	236,301	428,850
Cost of shares redeemed:
Class M Shares	(17,116,324)	(45,978,230)
Investor Shares	(2,769,188)	(3,112,881)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,349,174	(11,234,226)
Total Increase (Decrease) in Net Assets	10,536,233	(14,422,875)
Net Assets ($):
Beginning of Period	199,723,674	214,146,549
End of Period	210,259,907	199,723,674
Undistributed investment income—net	7,879	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,712,599	3,003,814
Shares issued for dividends reinvested	48,057	70,015
Shares redeemed	(1,479,444)	(4,108,386)
Net Increase (Decrease) in Shares Outstanding	281,212	(1,034,557)
Investor Shares
Shares sold	306,803	242,235
Shares issued for dividends reinvested	20,348	38,167
Shares redeemed	(235,930)	(277,334)
Net Increase (Decrease) in Shares Outstanding	91,221	3,068

See notes to financial statements.

The Funds	101

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon
	Municipal Opportunities Fund
	Six Months Ended
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	11,475,936	19,741,912
Net realized gain (loss) on investments	9,497,129	(6,364,235)
Net unrealized appreciation (depreciation) on investments	28,490,191	1,131,702
Net Increase (Decrease) in Net Assets Resulting from Operations	49,463,256	14,509,379
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(11,299,447)	(19,364,294)
Investor Shares	(34,360)	(43,687)
Net realized gain on investments:
Class M Shares	—	(5,311,842)
Investor Shares	—	(14,701)
Total Dividends	(11,333,807)	(24,734,524)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	212,764,369	222,249,291
Investor Shares	1,729,906	1,698,372
Dividends reinvested:
Class M Shares	2,843,714	6,846,926
Investor Shares	28,833	51,096
Cost of shares redeemed:
Class M Shares	(28,080,328)	(98,825,673)
Investor Shares	(790,469)	(1,697,687)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	188,496,025	130,322,325
Total Increase (Decrease) in Net Assets	226,625,474	120,097,180
Net Assets ($):
Beginning of Period	506,187,154	386,089,974
End of Period	732,812,628	506,187,154
Undistributed investment income—net	142,129	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	16,452,357	18,734,411
Shares issued for dividends reinvested	223,303	565,817
Shares redeemed	(2,231,015)	(8,240,383)
Net Increase (Decrease) in Shares Outstanding	14,444,645	11,059,845
Investor Shares
Shares sold	136,594	140,036
Shares issued for dividends reinvested	2,265	4,206
Shares redeemed	(62,027)	(140,799)
Net Increase (Decrease) in Shares Outstanding	76,832	3,443

See notes to financial statements.

102

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon municipal bond fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
BNY Mellon National	February 29, 2012			Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.45	13.75	13.10	12.84	12.81	13.01
Investment Operations:
Investment income—net[a]	.22	.48	.50	.52	.52	.50
Net realized and unrealized
gain (loss) on investments	.44	(.22)	.65	.27	.02	(.20)
Total from Investment Operations	.66	.26	1.15	.79	.54	.30
Distributions:
Dividends from investment income—net	(.22)	(.48)	(.50)	(.52)	(.51)	(.50)
Dividends from net realized gain on investments	(.00)[b]	(.08)	—	(.01)	—	—
Total Distributions	(.22)	(.56)	(.50)	(.53)	(.51)	(.50)
Net asset value, end of period	13.89	13.45	13.75	13.10	12.84	12.81
Total Return (%)	4.94[c]	2.07	8.96	6.37	4.32	2.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50[d]	.50	.50	.51	.51	.51
Ratio of net expenses to average net assets	.50[d]	.50	.50	.51	.51	.51
Ratio of net investment income
to average net assets	3.24[d]	3.65	3.76	4.11	4.01	3.90
Portfolio Turnover Rate	15.78[c]	39.88	42.75	42.82	49.50	27.18
Net Assets, end of period ($ x 1,000)	1,655,573	1,535,563	1,638,004	1,366,960	1,045,019	944,909

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds 103

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
BNY Mellon National	February 29, 2012			Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.44	13.73	13.09	12.83	12.80	13.00
Investment Operations:
Investment income—net[a]	.20	.45	.47	.49	.48	.47
Net realized and unrealized
gain (loss) on investments	.43	(.21)	.64	.27	.03	(.20)
Total from Investment Operations	.63	.24	1.11	.76	.51	.27
Distributions:
Dividends from investment income—net	(.20)	(.45)	(.47)	(.49)	(.48)	(.47)
Dividends from net realized gain on investments	(.00)[b]	(.08)	—	(.01)	—	—
Total Distributions	(.20)	(.53)	(.47)	(.50)	(.48)	(.47)
Net asset value, end of period	13.87	13.44	13.73	13.09	12.83	12.80
Total Return (%)	4.74[c]	1.90	8.61	6.11	4.06	2.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[d]	.75	.75	.76	.76	.76
Ratio of net expenses to average net assets	.75[d]	.75	.75	.76	.76	.76
Ratio of net investment income
to average net assets	3.00[d]	3.41	3.51	3.88	3.77	3.65
Portfolio Turnover Rate	15.78[c]	39.88	42.75	42.82	49.50	27.18
Net Assets, end of period ($ x 1,000)	39,453	41,237	33,931	26,368	21,668	25,262

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

104

			Dreyfus Premier Shares
	Six Months Ended
BNY Mellon National	February 29, 2012			Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.45	13.74	13.10	12.84	12.81	13.00
Investment Operations:
Investment income—net[a]	.17	.38	.40	.42	.41	.39
Net realized and unrealized
gain (loss) on investments	.43	(.21)	.64	.27	.04	(.17)
Total from Investment Operations	.60	.17	1.04	.69	.45	.22
Distributions:
Dividends from investment income—net	(.17)	(.38)	(.40)	(.42)	(.42)	(.41)
Dividends from net realized gain on investments	(.00)[b]	(.08)	—	(.01)	—	—
Total Distributions	(.17)	(.46)	(.40)	(.43)	(.42)	(.41)
Net asset value, end of period	13.88	13.45	13.74	13.10	12.84	12.81
Total Return (%)[c]	4.48[d]	1.39	8.06	5.66	3.46	1.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25[e]	1.25	1.25	1.26	1.26	1.26
Ratio of net expenses to average net assets	1.25[e]	1.25	1.25	1.26	1.26	1.26
Ratio of net investment income
to average net assets	2.52[e]	2.92	3.02	3.37	3.27	3.13
Portfolio Turnover Rate	15.78[d]	39.88	42.75	42.82	49.50	27.18
Net Assets, end of period ($ x 1,000)	76	103	120	166	177	327

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds	105

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon National Short-Term	February 29, 2012			Year Ended August 31,
Municipal Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.99	13.01	12.80	12.69	12.59	12.59
Investment Operations:
Investment income—net[a]	.08	.18	.21	.31	.41	.40
Net realized and unrealized
gain (loss) on investments	.03	(.02)	.21	.14	.10	—
Total from Investment Operations	.11	.16	.42	.45	.51	.40
Distributions:
Dividends from investment income—net	(.08)	(.18)	(.21)	(.34)	(.41)	(.40)
Net asset value, end of period	13.02	12.99	13.01	12.80	12.69	12.59
Total Return (%)	.85[b]	1.31	3.22	3.61	4.09	3.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[c]	.51	.51	.54	.54	.55
Ratio of net expenses to average net assets	.51[c]	.51	.51	.54	.54	.54
Ratio of net investment income
to average net assets	1.23[c]	1.38	1.60	2.50	3.23	3.14
Portfolio Turnover Rate	19.97[b]	24.33	16.46	12.61	22.93	33.74
Net Assets, end of period ($ x 1,000)	1,202,719	1,088,334	1,060,685	536,597	168,243	145,395

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

106

			Investor Shares
	Six Months Ended
BNY Mellon National Short-Term	February 29, 2012			Year Ended August 31,
Municipal Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.97	12.99	12.78	12.68	12.58	12.58
Investment Operations:
Investment income—net[a]	.06	.15	.19	.31	.38	.37
Net realized and unrealized
gain (loss) on investments	.03	(.02)	.20	.10	.10	(.01)
Total from Investment Operations	.09	.13	.39	.41	.48	.36
Distributions:
Dividends from investment income—net	(.06)	(.15)	(.18)	(.31)	(.38)	(.36)
Net asset value, end of period	13.00	12.97	12.99	12.78	12.68	12.58
Total Return (%)	.72[b]	.98	3.05	3.28	3.83	2.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[c]	.77	.77	.80	.80	.80
Ratio of net expenses to average net assets	.76[c]	.77	.77	.80	.80	.80
Ratio of net investment income
to average net assets	.99[c]	1.15	1.39	2.38	2.99	2.94
Portfolio Turnover Rate	19.97[b]	24.33	16.46	12.61	22.93	33.74
Net Assets, end of period ($ x 1,000)	2,745	4,021	2,356	1,420	662	635

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	107

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 29, 2012		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.77	12.96	12.40	12.35	12.43	12.66
Investment Operations:
Investment income—net[a]	.21	.46	.46	.48	.48	.48
Net realized and unrealized
gain (loss) on investments	.32	(.19)	.56	.09	(.06)	(.20)
Total from Investment Operations	.53	.27	1.02	.57	.42	.28
Distributions:
Dividends from investment income—net	(.21)	(.46)	(.46)	(.48)	(.48)	(.48)
Dividends from net realized gain on investments	—	—	(.00)[b]	(.04)	(.02)	(.03)
Total Distributions	(.21)	(.46)	(.46)	(.52)	(.50)	(.51)
Net asset value, end of period	13.09	12.77	12.96	12.40	12.35	12.43
Total Return (%)	4.22[c]	2.21	8.44	4.90	3.43	2.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67[d]	.66	.66	.67	.66	.66
Ratio of net expenses to average net assets	.67[d]	.66	.66	.67	.66	.66
Ratio of net investment income
to average net assets	3.35[d]	3.67	3.68	4.02	3.87	3.83
Portfolio Turnover Rate	18.54[c]	9.72	7.11	12.75	10.14	20.18
Net Assets, end of period ($ x 1,000)	419,512	420,586	500,892	501,978	566,767	610,618

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

108

			Investor Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 29, 2012		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.75	12.94	12.39	12.33	12.41	12.65
Investment Operations:
Investment income—net[a]	.20	.43	.44	.46	.46	.45
Net realized and unrealized
gain (loss) on investments	.33	(.19)	.54	.09	(.07)	(.21)
Total from Investment Operations	.53	.24	.98	.55	.39	.24
Distributions:
Dividends from investment income—net	(.20)	(.43)	(.43)	(.45)	(.45)	(.45)
Dividends from net realized gain on investments	—	—	(.00)[b]	(.04)	(.02)	(.03)
Total Distributions	(.20)	(.43)	(.43)	(.49)	(.47)	(.48)
Net asset value, end of period	13.08	12.75	12.94	12.39	12.33	12.41
Total Return (%)	4.17[c]	1.95	8.08	4.72	3.17	1.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[d]	.91	.92	.92	.91	.91
Ratio of net expenses to average net assets	.92[d]	.91	.92	.92	.91	.91
Ratio of net investment income
to average net assets	3.11[d]	3.42	3.42	3.76	3.63	3.59
Portfolio Turnover Rate	18.54[c]	9.72	7.11	12.75	10.14	20.18
Net Assets, end of period ($ x 1,000)	8,350	9,153	9,385	2,563	1,442	1,295

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	109

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Massachusetts	February 29, 2012			Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.12	13.39	12.86	12.57	12.42	12.58
Investment Operations:
Investment income—net[a]	.21	.45	.45	.46	.47	.47
Net realized and unrealized
gain (loss) on investments	.38	(.20)	.53	.29	.14	(.16)
Total from Investment Operations	.59	.25	.98	.75	.61	.31
Distributions:
Dividends from investment income—net	(.21)	(.45)	(.45)	(.46)	(.46)	(.47)
Dividends from net realized gain on investments	(.01)	(.07)	—	—	—	—
Total Distributions	(.22)	(.52)	(.45)	(.46)	(.46)	(.47)
Net asset value, end of period	13.49	13.12	13.39	12.86	12.57	12.42
Total Return (%)	4.51[b]	2.02	7.75	6.18	5.02	2.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[c]	.53	.52	.54	.52	.53
Ratio of net expenses to average net assets	.53[c]	.52	.52	.54	.52	.50
Ratio of net investment income
to average net assets	3.21[c]	3.49	3.44	3.70	3.71	3.72
Portfolio Turnover Rate	19.12[b]	10.43	21.44	16.78	8.75	18.85
Net Assets, end of period ($ x 1,000)	349,033	349,768	407,667	381,129	374,115	342,583

a	Based on average shares outstanding at each month end.
[b]	Not annualized.
c	Annualized.

See notes to financial statements.

110

			Investor Shares
	Six Months Ended
BNY Mellon Massachusetts	February 29, 2012			Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.12	13.39	12.86	12.57	12.42	12.58
Investment Operations:
Investment income—net[a]	.19	.42	.42	.43	.44	.44
Net realized and unrealized
gain (loss) on investments	.39	(.20)	.53	.29	.14	(.16)
Total from Investment Operations	.58	.22	.95	.72	.58	.28
Distributions:
Dividends from investment income—net	(.20)	(.42)	(.42)	(.43)	(.43)	(.44)
Dividends from net realized gain on investments	(.01)	(.07)	—	—	—	—
Total Distributions	(.21)	(.49)	(.42)	(.43)	(.43)	(.44)
Net asset value, end of period	13.49	13.12	13.39	12.86	12.57	12.42
Total Return (%)	4.38[b]	1.77	7.49	5.92	4.76	2.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.78	.77	.79	.77	.78
Ratio of net expenses to average net assets	.78[c]	.77	.77	.79	.77	.75
Ratio of net investment income
to average net assets	2.97[c]	3.24	3.20	3.45	3.47	3.48
Portfolio Turnover Rate	19.12[b]	10.43	21.44	16.78	8.75	18.85
Net Assets, end of period ($ x 1,000)	9,110	8,430	8,143	9,096	8,574	9,024

a	Based on average shares outstanding at each month end.
[b]	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	111

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares†
Six Months Ended
BNY Mellon New York Intermediate	February 29, 2012	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
Tax-Exempt Bond Fund	(Unaudited)	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.46	11.60	11.16	10.71	10.81	10.75	10.74
Investment Operations:
Investment income—net[b]	.18	.38	.38	.25	.37	.38	.37
Net realized and unrealized
gain (loss) on investments	.38	(.13)	.44	.45	(.09)	.07	.01
Total from Investment Operations	.56	.25	.82	.70	.28	.45	.38
Distributions:
Dividends from investment income—net	(.18)	(.38)	(.38)	(.25)	(.37)	(.38)	(.37)
Dividends from net realized
gain on investments	(.03)	(.01)	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]
Total Distributions	(.21)	(.39)	(.38)	(.25)	(.38)	(.39)	(.37)
Net asset value, end of period	11.81	11.46	11.60	11.16	10.71	10.81	10.75
Total Return (%)	4.93[d]	2.31	7.45	6.58[d]	2.64	4.33	3.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[e]	.70	.72	.72[e]	.75	.75	.76
Ratio of net expenses to average net assets	.59[e]	.59	.59	.59[e]	.59	.59	.59
Ratio of net investment income
to average net assets	3.18[e]	3.41	3.33	3.40[e]	3.49	3.56	3.46
Portfolio Turnover Rate	19.38[d]	21.91	4.80	1.47[d]	6	17	13
Net Assets, end of period ($ x 1,000)	191,477	182,547	196,795	153,785	113,699	97,935	94,789

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

112

			Investor Shares†
Six Months Ended
BNY Mellon New York Intermediate	February 29, 2012	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
Tax-Exempt Bond Fund	(Unaudited)	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.47	11.61	11.17	10.72	10.82	10.76	10.75
Investment Operations:
Investment income—net[b]	.17	.36	.35	.23	.34	.35	.34
Net realized and unrealized
gain (loss) on investments	.38	(.14)	.44	.45	(.08)	.08	.01
Total from Investment Operations	.55	.22	.79	.68	.26	.43	.35
Distributions:
Dividends from investment income—net	(.17)	(.35)	(.35)	(.23)	(.35)	(.36)	(.34)
Dividends from net realized
gain on investments	(.03)	(.01)	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]
Total Distributions	(.20)	(.36)	(.35)	(.23)	(.36)	(.37)	(.34)
Net asset value, end of period	11.82	11.47	11.61	11.17	10.72	10.82	10.76
Total Return (%)	4.80[d]	2.05	7.17	6.40[d]	2.39[e]	4.07[e]	3.38[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[f]	.95	.97	.96[f]	1.00	1.00	1.01
Ratio of net expenses to average net assets	.84[f]	.84	.84	.84[f]	.84	.84	.84
Ratio of net investment income
to average net assets	2.93[f]	3.16	3.08	3.15[f]	3.24	3.31	3.21
Portfolio Turnover Rate	19.38[d]	21.91	4.80	1.47[d]	6	17	13
Net Assets, end of period ($ x 1,000)	18,783	17,177	17,352	16,810	16,198	17,153	18,131

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Exclusive of sales charge.
f Annualized.

See notes to financial statements.

The Funds	113

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.78	12.22	10.00
Investment Operations:
Investment income—net[b]	.26	.52	.50	.43
Net realized and unrealized gain (loss) on investments	.87	(.35)	.95	2.19
Total from Investment Operations	1.13	.17	1.45	2.62
Distributions:
Dividends from investment income—net	(.26)	(.50)	(.52)	(.39)
Dividends from net realized gain on investments	—	(.18)	(.37)	(.01)
Total Distributions	(.26)	(.68)	(.89)	(.40)
Net asset value, end of period	13.14	12.27	12.78	12.22
Total Return (%)	9.32[c]	1.54	12.38	26.58[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[d]	.73	.71	.87[d]
Ratio of net expenses to average net assets	.74[d]	.73	.71	.75[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.06[d]	.06	.01	—
Ratio of net investment income
to average net assets	4.18[d]	4.22	4.12	4.36[d]
Portfolio Turnover Rate	73.30[c]	129.00	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	730,569	505,035	384,933	140,887

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

114

		Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.79	12.22	10.00
Investment Operations:
Investment income—net[b]	.25	.48	.50	.42
Net realized and unrealized gain (loss) on investments	.87	(.35)	.93	2.18
Total from Investment Operations	1.12	.13	1.43	2.60
Distributions:
Dividends from investment income—net	(.25)	(.47)	(.49)	(.37)
Dividends from net realized gain on investments	—	(.18)	(.37)	(.01)
Total Distributions	(.25)	(.65)	(.86)	(.38)
Net asset value, end of period	13.14	12.27	12.79	12.22
Total Return (%)	9.19[c]	1.21	12.19	26.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99[d]	.98	.96	1.11[d]
Ratio of net expenses to average net assets	.99[d]	.98	.95	.99[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.06[d]	.06	.01	—
Ratio of net investment income
to average net assets	3.95[d]	3.93	4.00	4.48[d]
Portfolio Turnover Rate	73.30[c]	129.00	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	2,243	1,152	1,157	1,208

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds	115

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon FundsTrust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-seven series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, (each, a “fund” and collectively, the “funds”). BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund were subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically converted to Investor class shares after six years. These funds no longer offer Dreyfus Premier shares. Effective January 5, 2012, for BNY Mellon Massachusetts Intermediate Bond Fund, and March 13, 2012, for BNY Mellon National Intermediate Municipal Bond Fund, all outstanding Dreyfus Premier shares were automatically converted to the funds’ Investor shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive refer-

116

ence of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.All of the preceding securities are categorized within Level 2 of the fair value hierarchy. Financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Trust’s Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s

The Funds	117

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2012 in valuing the fund’s investments:

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other		Level 3—
	Level 1—Unadjusted			Significant		Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	1,719,907,827	—	—	—	1,719,907,827
Other Financial Instruments:
Futures†	—	(544,531)	—	—	—	—	(544,531)
BNY Mellon National
Short-Term Municipal
Bond Fund
Municipal Bonds	—	—	1,222,840,147	—	—	—	1,222,840,147
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	424,798,047	—	—	—	424,798,047
Other Financial Instruments:
Futures†	—	(144,141)	—	—	—	—	(144,141)
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	361,903,047	—	—	—	361,903,047
Other Financial Instruments:
Futures†	—	(112,109)	—	—	—	—	(112,109)
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund
Municipal Bonds	—	—	208,458,919	—	—	—	208,458,919
Other Financial Instruments:
Futures†	—	(64,063)	—	—	—	—	(64,063)
BNY Mellon Municipal
Opportunities Fund
Municipal Bonds	—	—	801,175,205	—	—	—	801,175,205
Other Financial Instruments:
Futures†	—	(821,313)	289,000	—	—	—	(532,313)

†	Amount shown represents unrealized appreciation (depreciation) at period end.

118

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Concentration of risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state.

Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2012, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2011, remain subject to examination by the Internal Revenue Service and state taxing authorities.

The Funds	119

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains. if any, realized subsequent to August 31, 2011.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2011. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2012, the funds did not borrow under the Facilities.

Table 2—Capital Loss Carryover

Expiring in fiscal	2014($)†	2015($)†	2016($)†	2017($)†	2018($)†	Total ($)
BNY Mellon National Short-Term
Municipal Bond Fund	323,023	501,053	99,584	62,757	172,218	1,158,635
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	—	—	—	—	2,118,450	2,118,450

†	If not applied, the carryovers expire in the above years.

Table 3—Tax Character of Distributions Paid

	Tax-Exempt	Ordinary	Long-Term
	Income ($)	Income ($)	Capital Gains ($)
	2011	2011	2011
BNY Mellon National Intermediate Municipal Bond Fund	56,527,164	9,046,388	747,909
BNY Mellon National Short-Term Municipal Bond Fund	14,286,069	38,433	—
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	16,682,932	—	—
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	13,011,649	14,495	2,131,134
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	6,871,870	67,294	117,211
BNY Mellon Municipal Opportunities Fund	18,588,402	6,146,122	—

120

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax- Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed until December 31, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $116,531, during the period ended February 29, 2012.

(b) BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund had adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. The funds each paid the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 29, 2012, BNY Mellon National Intermediate Municipal Bond Fund’s and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares were charged $221 and $35, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund had adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund paid the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services.

The Funds	121

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 4 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 29, 2012, pursuant to the Shareholder Services Plan.Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 4—Shareholder Service Plan Fees

BNY Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	51,099
BNY Mellon National Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	110
BNY Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	3,898
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	10,953
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	10,607
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	18
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
(Investor Shares)	22,446
BNY Mellon Municipal
Opportunities Fund (Investor Shares)	2,205

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 5 summarizes the amount each fund was charged during the period ended February 29, 2012 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations.These fees were partially offset by earnings credits, also summarized in Table 5.

Table 5—Cash Management Agreement Fees
Cash Management		Earnings
	Fees ($)	Credits ($)

BNY Mellon National
Intermediate Municipal
Bond Fund	371	(4)
BNY Mellon National
Short-Term Municipal
Bond Fund	37	—
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund	32	—
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund	119	(1)
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund	418	(5)
BNY Mellon Municipal
Opportunities Fund	23	—

The funds also compensateThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the funds. Table 6 summarizes the amount each fund was charged during the period ended February 29, 2012, pursuant to the custody agreement.

Table 6—Custody Agreement Fees
Custody
Fees ($)

BNY Mellon National Intermediate
Municipal Bond Fund	46,129
BNY Mellon National Short-Term
Municipal Bond Fund	38,285
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	16,905
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	13,990
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	8,554
BNY Mellon Municipal
Opportunities Fund	20,956

During the period ended February 29, 2012, each fund was charged $3,209 for services performed by the Chief Compliance Officer and his staff.

122

Table 7 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from theTrust an annual fee of $68,000 and an attendance fee of $7,500 for each in person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional fee of $10,000. Effective March 13, 2012, the annual fee increased to $80,000, with the Chairman of the Trust’s Board and Audit Committee receiving additional annual fees of $20,000 and $15,000, respectively.

NOTE 5—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 29, 2012.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short- term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also

Table 7—Due to The Dreyfus Corporation and Affiliates

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	469,285	30	7,992	39,023	1,061	—
BNY Mellon National Short-Term
Municipal Bond Fund	336,948	—	551	30,242	1,061	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	170,019	—	1,676	14,320	1,061	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	99,610	—	1,829	11,726	1,061	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	83,199	—	3,677	7,230	1,061	(27,568)
BNY Mellon Municipal
Opportunities Fund	268,703	—	427	17,560	1,061	—

Table 8—Purchases and Sales

				Purchases ($)		Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund				329,250,199		247,901,606
BNY Mellon National Short-Term Municipal Bond Fund				385,989,810		222,823,679
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund				77,623,406		92,714,355
BNY Mellon Massachusetts Intermediate Municipal Bond Fund				66,568,613		71,678,584
BNY Mellon New York Intermediate Tax-Exempt Bond Fund				43,320,874		38,345,616
BNY Mellon Municipal Opportunities Fund				388,183,809		371,746,815

The Funds	123

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 29, 2012, was approximately $57,910,000, with a related weighted average annualized interest rate of .61%.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counter party credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at February 29, 2012 are set forth in Statement of Financial Futures for each relevant fund.

Table 9 summarizes each relevant fund’s average market value of derivatives outstanding, during the period ended February 29, 2012.

Table 9—Average Market Value of Derivatives

Average
Market Values ($)

BNY Mellon National Intermediate
Municipal Bond Fund
Interest rate futures contracts	44,354,063
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Interest rate futures contracts	11,739,375
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Interest rate futures contracts	9,131,719
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
Interest rate futures contracts	5,218,125
BNY Mellon Municipal
Opportunities Fund
Interest rate futures contracts	101,988,866

Table 10 summarizes accumulated net unrealized appreciation on investments for each fund at February 29, 2012.

At February 29, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 10—Accumulated Net Unrealized Appreciation

	Gross	Gross
	Appreciation ($)	(Depreciation) ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	129,205,113	2,636,565	126,568,548
BNY Mellon National Short-Term Municipal Bond Fund	19,209,726	1,234,256	17,975,470
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	31,341,541	374,290	30,967,251
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	27,755,440	36,687	27,718,753
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	16,664,249	80,475	16,583,774
BNY Mellon Municipal Opportunities Fund	57,603,235	2,460,656	55,142,579

124

NOTES

For More Information

BNY Mellon Funds Trust
c o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX	Dreyfus Premier: MNMBX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX	
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX	
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX	Dreyfus Premier: MMBPX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX	
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

The BNY Mellon Funds

BNY Mellon Money Market Fund
BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT	February 29, 2012

Contents

The Funds
Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal
Money Market Fund	5
UnderstandingYour Fund’s Expenses	7
ComparingYour Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25

For More Information
Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

• Not FDIC-Insured
• Not Bank-Guaranteed
• May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for the BNY Mellon FundsTrust, covering the six-month period from September 1, 2011, through February 29, 2012. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. financial markets encountered heightened volatility at the start of the reporting period when investors fled riskier assets due to adverse macroeconomic developments ranging from an unprecedented downgrade of long-term U.S. debt securities to the resurgence of a sovereign debt crisis in Europe. These factors triggered a rally among traditional safe havens, such as U.S. government securities. Better economic news derailed the fixed-income rally in October, but government bond yields continued to trend downward and prices rose over much of the remainder of the reporting period. In the midst of this turmoil affecting longer-term bonds, money market instruments remained stable and anchored near zero percent, as the Federal Reserve Board continued to maintain its target for short-term interest rates at historically low levels.

Our economic forecast calls for faster U.S. GDP growth in 2012 than in 2011, and we expect the United States to continue to post better economic data than most of the rest of the developed world.An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to offset risks stemming from the ongoing European debt crisis and volatile energy prices. As always, we encourage you to talk with your portfolio manager about how these developments may affect your investments.

Thank you for your continued confidence and support.

David K. Mossman
President
BNY Mellon Funds Trust
March 15, 2012

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon Money Market Fund’s Class M shares produced an annualized yield of 0.00%, and its Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M shares produced an annualized effective yield of 0.00%, and its Investor shares produced an annualized effective yield of 0.00%.1

Yields of money market instruments hovered near historically low levels throughout the reporting period as short-term interest rates remained unchanged despite signs of a stronger U.S. economy.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Global Economic Developments Sparked Volatility

The reporting period began in the midst of heightened volatility in most financial markets, as investors responded nervously to several adverse macroeconomic developments.Worries at the time included an ongoing sovereign debt crisis in Greece, which threatened to spread to other members of the European Union. Meanwhile, in the United States, bond rating agency Standard & Poor’s just weeks earlier had downgraded its credit rating on long-term U.S. debt securities, a move unprecedented in U.S. history. However, its rating on short-term government debt, including securities purchased by many money market funds, was left unchanged. Finally, investors reacted negatively to disappointing releases of new U.S. economic data, which kindled fears that the U.S. economy might be headed for a double-dip recession.

Fortunately, many of these fears failed to materialize over the remainder of the reporting period. New data in September proved encouraging as the unemployment rate moderated to 9.0%, existing-home sales moved higher and U.S. households reduced their debt-service burdens to a level not seen since 1994. These developments enabled U.S. GDP to grow at an annualized 1.8% rate during the third quarter.

Perhaps as a consequence of an improving economic outlook, market sentiment changed dramatically in October. Investors became less averse to risks as the U.S. economy continued to show resilience and European officials moved closer toward implementing credible measures to address the region’s debt crisis. The U.S. industrial and manufacturing sectors continued to improve, and housing starts surged to their highest level in nearly 18 months. These developments sparked strong rebounds among investments that had been severely punished during the earlier downturn.

November brought more positive economic news, most notably a steep decline in the unemployment rate from 9.0% to 8.6%. In addition, early data from retailers during the holiday season suggested that consumers

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

were spending more freely, while orders and production in the manufacturing sector accelerated. December witnessed more economic improvement, including an unemployment rate that inched lower to 8.5%, the measure’s lowest reading in nearly three years, and consumer confidence climbed to an eight-month high. It later was estimated that the U.S. economy grew at a respectable 3.0% annualized rate during the fourth quarter of 2011.

The upward trend in economic data persisted in January 2012. Most notably, the unemployment rate fell to 8.3% amid a net gain of 243,000 jobs. Even the long-depressed housing market showed signs of life, as it was announced that existing home sales posted a 5% gain in December 2011. In February, new reports suggested that the U.S. economy continued to gain traction, with the private sector adding another 233,000 jobs and the unemployment rate holding steady. What’s more, retail and food service sales climbed 1.1% in February, according to the U.S. Department of Commerce, which many saw as a promising sign for a domestic economy fueled mainly by consumers.

Rates Likely to Stay Low

As has been the case for the past several years, yields of money market instruments remained near zero percent throughout the reporting period. In addition, yield differences along the market’s maturity spectrum remained relatively narrow, so it made little sense to incur the additional risks that longer-dated securities typically entail. Therefore, we continued to maintain the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Despite recently encouraging signs of economic improvement, the Fed has repeatedly reiterated its intention to keep short-term interest rates near historical lows at least through late 2014. Consequently, we intend to maintain the fund’s focus on quality and liquidity.

March 15, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields
fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.00%, and Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

Despite heightened volatility among stocks and bonds during the reporting period stemming from shifting investor sentiment, tax-exempt money market yields remained stable at historically low levels as short-term interest rates were left unchanged despite a stronger U.S. economy.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper. The fund also may invest in custodial receipts.

Yields Steady Despite Shifting Economic Sentiment

The reporting period began in the midst of heightened volatility in most financial markets, as investors responded nervously to several adverse macroeconomic developments.Worries at the time included an ongoing sovereign debt crisis in Greece, which threatened to spread to other members of the European Union. Meanwhile, in the United States, bond rating agency Standard & Poor’s just weeks earlier had downgraded its credit rating on long-term U.S. debt securities, a move unprecedented in U.S. history. Finally, investors reacted negatively to disappointing releases of new U.S. economic data, which kindled fears that the domestic economy might be headed for a double-dip recession.

Fortunately, many of these fears failed to materialize over the remainder of the reporting period.The macroeconomic picture brightened as the European Union took credible steps to address the region’s problems, and the United States experienced accelerating GDP growth and declining unemployment. Despite these signs of improvement, the Federal Reserve Board (the “Fed”) maintained its longstanding policy stance, leaving the overnight federal funds rate in a range between 0% and 0.25%. Consequently, municipal money market yields remained near zero percent.

As was the case earlier in 2011, the supply of newly issued municipal money market instruments remained relatively meager during the reporting period, in part due to a glut of issuance at the end of 2010 in advance of the expiration of federal subsidies. Subsequently, political pressure to reduce government spending and borrowing also dampened issuance volumes.Although the European debt crisis reduced the availability of the bank letters of credit that typically support short-term municipal borrowing, a rising volume of variable rate demand notes (VRDNs) has picked up much of the slack, providing municipalities with long-term financing at short-term rates. Meanwhile, demand remained steady from individuals and institutional investors, enabling yields on tax-exempt money market instruments to remain attractive relative to taxable instruments with comparable maturities. From a credit-quality perspec-

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

tive, state general funds have achieved consecutive quarters of growth in personal income tax and sales tax revenues, and many states and municipalities have reduced spending in order to balance their budgets for the next fiscal year.

A Credit-Conscious Investment Posture

In this environment, we continued to maintain a careful and well-researched approach to credit selection. We emphasized state general obligation bonds; essential service revenue bonds issued by water, sewer and electric enterprises; and certain local credits with strong financial positions and stable tax bases. We generally shied away from instruments issued by localities that depend heavily on state aid, and we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Outlook Still Clouded by Economic Uncertainty

We are cautiously optimistic regarding the prospects for economic growth in 2012.The U.S. economy appears to have gained some momentum, particularly with respect to a recovering labor market. However, the outlook remains cloudy due to the persistence of the European debt crisis and uncertainty regarding the potential impact of recent international banking agreements on municipal financing costs. In addition, the Fed has signaled that it is prepared to maintain short-term interest rates near current levels at least through late 2014. With money market yields likely to remain near historical lows, we believe that the prudent course continues to be an emphasis on preservation of capital and liquidity.

March 15, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields
fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon money market fund from September 1, 2011 to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2012
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$.85	$.90
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.17	.18
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.90	$.90
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.18	.18

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2012
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$.86	$.91
Ending value (after expenses)	$1,024.02	$1,023.97
Annualized expense ratio (%)	.17	.18
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.91	$.91
Ending value (after expenses)	$1,023.97	$1,023.97
Annualized expense ratio (%)	.18	.18

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Funds	7

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

BNY Mellon Money Market Fund

Negotiable Bank	Principal			Asset-Backed	Principal
Certificates of Deposit—13.0%	Amount ($)		Value ($)	Commercial Paper—10.6%	Amount ($)		Value ($)
Bank of Tokyo-Mitsubishi Ltd. (Yankee)				Alpine Securitization Corp.
0.50%, 4/4/12	45,000,000		45,000,000	0.21%, 3/1/12	45,000,000	[a]	45,000,000
Barclays Bank (Yankee)				FCAR Owner Trust, Ser. II
0.54%, 4/30/12	45,000,000		45,000,000	0.29%, 3/8/12	25,000,000		24,998,590
Deutsche Bank AG (Yankee)				Metlife Short Term Funding LLC
0.25%, 4/2/12	40,000,000		40,000,000	0.18%, 5/14/12	35,500,000	[a]	35,486,865
Total Negotiable Bank				Total Asset-Backed
Certificates of Deposit				Commercial Paper
(cost $130,000,000)			130,000,000	(cost $105,485,455)			105,485,455

Commercial Paper—34.1%				Time Deposits—17.9%
Bank of Nova Scotia				Canadian Imperial Bank of
0.17%, 5/29/12	30,000,000		29,987,392	Commerce (Grand Cayman)
HSBC USA Inc.				0.07%, 3/1/12	45,000,000		45,000,000
0.26%, 5/29/12	45,000,000		44,971,075	Northern Trust Co.
JPMorgan Chase & Co.				(Grand Cayman)
0.30%, 8/16/12	45,000,000		44,937,000	0.05%, 3/1/12	43,000,000		43,000,000
Mizuho Funding LLC				Royal Bank of Canada (Toronto)
0.47%, 4/16/12	45,000,000	[a]	44,972,975	0.08%, 3/1/12	45,000,000		45,000,000
Nordea North America Inc.				Skandinaviska Enskilda
0.25%, 4/26/12	45,000,000		44,982,500	Banken (Grand Cayman)
Sumitomo Mitsui				0.12%, 3/1/12	45,000,000		45,000,000
Banking Corporation				Total Time Deposits
0.45%, 4/13/12	40,000,000	[a]	39,978,500	(cost $178,000,000)			178,000,000
Svenska Handelsbanken Inc.
0.20%, 3/28/12	45,800,000		45,793,130	U.S. Government Agency—4.4%
UBS Finance Delaware Inc.				Federal Home Loan Bank
0.56%, 4/12/12	45,000,000		44,970,863	0.09%, 3/2/12
Total Commercial Paper				(cost $44,174,896)	44,175,000		44,174,896
(cost $340,593,435)			340,593,435

8

BNY Mellon Money Market Fund (continued)

	Principal		Repurchase	Principal
U.S. Treasury Notes—2.3%	Amount ($)	Value ($)	Agreements (continued)	Amount ($)	Value ($)

0.02%, 3/15/12			RBS Securities, Inc.
(cost $23,011,983)	23,000,000	23,011,983	0.16%, dated 2/29/12, due 3/1/12
			in the amount of $150,000,667
			(fully collateralized by
Repurchase Agreements—17.6%
			$150,890,000 U.S. Treasury
Goldman, Sachs & Co.			Bonds, 3.13%, due 2/15/42,
0.18%, dated 2/29/12,			value $153,004,250)	150,000,000	150,000,000
due 3/1/12 in the			Total Repurchase Agreements
amount of $25,000,125			(cost $175,000,000)		175,000,000
(fully collateralized by
$148,806,703 Government			Total Investments (cost $996,265,769)	99.9%	996,265,769
National Mortgage
Association, 4.50%-6.40%,			Cash and Receivables (Net)	.1%	877,760
due 6/20/27-6/20/41,			Net Assets	100.0%	997,143,529
value $25,500,000)	25,000,000	25,000,000

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2012, these securities amounted to $165,438,340 or 16.6% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banking	65.0	Asset-Backed/Insurance	3.6
Repurchase Agreements	17.6	Asset-Backed/Single Seller	2.5
U.S. Government/Agency	6.7
Asset-Backed/Banking	4.5		99.9

† Based on net assets.
See notes to financial statements.

The Funds	9

STATEMENT OF INVESTMENTS

February 29, 2012 (Unaudited)

BNY Mellon National Municipal Money Market Fund

	Coupon	Maturity	Principal
Short-Term Investments—98.1%	Rate (%)	Date	Amount ($)		Value ($)
California—5.4%
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	0.13	3/7/12	27,800,000	[a]	27,800,000
California Statewide Communities Development
Authority, Revenue, CP (Kaiser Permanente)	0.25	5/24/12	12,000,000		12,000,000
California Statewide Communities Development
Authority, Revenue, CP (Kaiser Permanente)	0.30	6/21/12	20,000,000		20,000,000
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Citigroup ROCS,
Series RR II R-11674) (Insured; Berkshire Hathaway
Assurance Corporation and Liquidity Facility; Citibank NA)	0.17	3/7/12	13,500,000 [a,b,c]		13,500,000
Colorado—3.4%
Colorado Educational and Cultural Facilities Authority,
Revenue, Refunding (The Nature Conservancy Project)	0.14	3/7/12	10,000,000	[a]	10,000,000
Commerce City Northern Infrastructure General
Improvement District, GO Notes (LOC; U.S. Bank NA)	0.18	3/7/12	6,150,000	[a]	6,150,000
Commerce City Northern Infrastructure General Improvement
District, GO Notes, Refunding (LOC; U.S. Bank NA)	0.18	3/7/12	9,390,000	[a]	9,390,000
Parker Automotive Metropolitan District,
GO Notes (LOC; U.S. Bank NA)	0.18	3/7/12	850,000	[a]	850,000
Southern Ute Indian Tribe of the
Southern Ute Indian Reservation, Revenue	0.14	3/7/12	20,000,000	[a]	20,000,000
Connecticut—6.7%
Connecticut Health and Educational Facilities Authority,
Revenue (Hartford HealthCare Issue) (LOC; Bank of America)	0.23	3/7/12	26,085,000	[a]	26,085,000
Connecticut Health and Educational Facilities Authority,
Revenue (The Jerome Home Issue) (LOC; Bank of America)	0.24	3/7/12	1,040,000	[a]	1,040,000
Connecticut Health and Educational Facilities Authority,
Revenue (Westminster School Issue) (LOC; Bank of America)	0.22	3/7/12	6,230,000	[a]	6,230,000
Connecticut Housing Finance Authority,
Revenue (Housing Mortgage Finance Program)
(Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.16	3/7/12	8,380,000	[a]	8,380,000
Connecticut Housing Finance Authority,
Revenue (Housing Mortgage Finance Program)
(Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.16	3/7/12	13,240,000	[a]	13,240,000
Connecticut Housing Finance Authority,
Revenue (Housing Mortgage Finance Program)
(Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.16	3/7/12	12,780,000	[a]	12,780,000
Connecticut Housing Finance Authority,
Revenue (Housing Mortgage Finance Program)
(Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.16	3/7/12	20,935,000	[a]	20,935,000
Connecticut Housing Finance Authority,
Revenue (Housing Mortgage Finance Program)
(Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.16	3/7/12	1,300,000	[a]	1,300,000

10

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
District of Columbia—.6%
District of Columbia, GO Notes, Refunding (LOC; TD Bank)	0.15	3/7/12	5,900,000	[a]	5,900,000
District of Columbia, Revenue (American Geophysical
Union Issue) (LOC; Bank of America)	0.36	3/7/12	1,925,000	[a]	1,925,000
Florida—6.1%
Hillsborough County Industrial Development Authority, Revenue
(Tampa Metropolitan Area YMCA Project) (LOC; Bank of America)	0.26	3/7/12	4,050,000	[a]	4,050,000
Jacksonville, Transportation Revenue (LOC; Wells Fargo Bank)	0.15	3/7/12	11,900,000	[a]	11,900,000
Jacksonville Health Facilities Authority, HR (Baptist Medical
Center Project) (LOC; Branch Banking and Trust Co.)	0.15	3/7/12	9,710,000	[a]	9,710,000
Miami-Dade County Health Facilities Authority, HR, Refunding
(Miami Children’s Hospital Project) (LOC; Wells Fargo Bank)	0.14	3/7/12	18,425,000	[a]	18,425,000
Miami-Dade County Health Facilities Authority, HR, Refunding
(Miami Children’s Hospital Project) (LOC; Wells Fargo Bank)	0.14	3/7/12	36,725,000	[a]	36,725,000
Palm Beach County, IDR (Gulfstream Goodwill
Industies, Inc. Project) (LOC; Wells Fargo Bank)	0.25	3/7/12	1,155,000	[a]	1,155,000
Georgia—.5%
Fulton County Development Authority, Revenue (King’s Ridge
Christian School Project) (LOC; Branch Banking and Trust Co.)	0.16	3/7/12	6,865,000	[a]	6,865,000
Illinois—4.9%
Chicago, Second Lien Water Revenue, Refunding
(LOC; California Public Employees Retirement System)	0.17	3/7/12	14,535,000	[a]	14,535,000
Chicago, Second Lien Water Revenue, Refunding
(LOC; State Street Bank and Trust Co.)	0.15	3/7/12	3,155,000	[a]	3,155,000
Chicago Board of Education, GO Notes, Refunding
(LOC; JPMorgan Chase Bank)	0.12	3/1/12	18,325,000	[a]	18,325,000
Illinois Finance Authority, Revenue (Gift of Hope Organ and
Tissue Donor Network Project) (LOC; JPMorgan Chase Bank)	0.19	3/7/12	7,010,000	[a]	7,010,000
Illinois Finance Authority, Revenue (Merit School
of Music Project) (LOC; Bank of America)	0.53	3/7/12	1,500,000	[a]	1,500,000
Illinois Finance Authority, Revenue
(Provena Health) (LOC; Union Bank NA)	0.14	3/7/12	9,335,000	[a]	9,335,000
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	0.12	3/1/12	12,570,000	[a]	12,570,000
Indiana—2.0%
Indiana Bond Bank, Advance Funding Program Notes	1.25	1/3/13	4,500,000		4,533,902
Indiana Finance Authority, Environmental Revenue,
Refunding (Duke Energy Indiana, Inc. Project)
(LOC; Mizuho Corporate Bank Ltd.)	0.12	3/7/12	12,425,000	[a]	12,425,000
Indiana Health Facility Financing Authority, Hospital Improvement
Revenue, Refunding (Community Hospitals Projects)
(P-FLOATS Series MT-662) (Liquidity Facility;
Bank of America and LOC; Bank of America)	0.47	3/7/12	10,000,000 [a,b,c]		10,000,000

The Funds	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Iowa—2.2%
Hills, Health Facilities Revenue
(Mercy Hospital Project) (LOC; U.S. Bank NA)	0.15	3/1/12	22,100,000	[a]	22,100,000
Iowa Higher Education Loan Authority, Private College Facility
Revenue (Des Moines University Project) (LOC; U.S. Bank NA)	0.15	3/1/12	8,060,000	[a]	8,060,000
Kentucky—.8%
Trimble County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.10	3/1/12	11,350,000	[a]	11,350,000
Louisiana—.5%
Saint James Parish, PCR, Refunding
(Texaco Project) (LOC; Chevron Corp.)	0.10	3/1/12	6,300,000	[a]	6,300,000
Maryland—5.2%
Howard County, Revenue, Refunding (Glenelg Country
School, Inc. Facility) (LOC; PNC Bank NA)	0.16	3/7/12	4,435,000	[a]	4,435,000
Maryland Economic Development Corporation, EDR
(Catholic Relief Services Facility) (LOC; Bank of America)	0.24	3/7/12	12,325,000	[a]	12,325,000
Maryland Health and Higher Educational Facilities
Authority, Revenue, CP (Johns Hopkins University)	0.15	3/5/12	15,667,000		15,667,000
Maryland Health and Higher Educational Facilities
Authority, Revenue, CP (Johns Hopkins University)	0.15	3/8/12	10,000,000		10,000,000
Maryland Industrial Development Financing Authority,
Recovery Zone Facility Revenue (Wexford Maryland
BioPark 3, LLC Facility) (LOC; M&T Trust)	0.21	3/7/12	10,000,000	[a]	10,000,000
Montgomery County, EDR (George Meany Center for
Labor Studies—The National Labor College
Facility) (LOC; Bank of America)	0.31	3/7/12	17,265,000	[a]	17,265,000
Massachusetts—.2%
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.14	3/1/12	2,800,000	[a]	2,800,000
Michigan—4.9%
Lenawee County Economic Development Corporation, Revenue,
Refunding (Siena Heights University Project) (LOC; FHLB)	0.17	3/7/12	8,420,000	[a]	8,420,000
Michigan Finance Authority, Unemployment
Obligation Assessment Revenue (LOC; Citibank NA)	0.16	3/7/12	39,000,000	[a]	39,000,000
Michigan Higher Education Facilities Authority,
LOR (Adrian College Project) (LOC; Comerica Bank)	0.18	3/7/12	12,625,000	[a]	12,625,000
Michigan Strategic Fund, LOR
(MANS, LLC Project) (LOC; Comerica Bank)	0.21	3/7/12	6,400,000	[a]	6,400,000
Minnesota—5.8%
Minnesota Higher Education Facilities Authority, Revenue
(Gustavus Adolphus College) (LOC; Wells Fargo Bank)	0.17	3/7/12	12,450,000	[a]	12,450,000
Minnesota Higher Education Facilities Authority, Revenue
(The College of Saint Catherine) (LOC; U.S. Bank NA)	0.15	3/7/12	2,740,000	[a]	2,740,000

12

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Saint Louis Park, MFHR, Refunding (Parkshore Senior
Campus Project) (Liquidity Facility; FHLMC and LOC; FHLMC)	0.14	3/7/12	3,100,000[a]	3,100,000
University of Minnesota, CP	0.15	3/5/12	18,750,000	18,750,000
University of Minnesota, CP	0.15	4/5/12	18,250,000	18,250,000
University of Minnesota, CP	0.15	5/7/12	22,600,000	22,597,763
Nebraska—1.3%
Lancaster County Hospital Authority Number 1, HR,
Refunding (BryanLGH Medical Center) (LOC; U.S. Bank NA)	0.14	3/7/12	17,565,000[a]	17,565,000
Nevada—.5%
Clark County, Airport System Subordinate
Lien Revenue (LOC; Citibank NA)	0.13	3/7/12	6,600,000[a]	6,600,000
New Hampshire—5.3%
New Hampshire Health and Education Facilities
Authority, Revenue (Dartmouth College Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.14	3/1/12	18,300,000[a]	18,300,000
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.11	3/1/12	23,810,000[a]	23,810,000
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; U.S. Bank NA)	0.11	3/1/12	29,000,000[a]	29,000,000
New Jersey—5.2%
East Brunswick Township, GO Notes, BAN	2.00	4/13/12	14,400,000	14,420,455
East Brunswick Township, GO Notes, BAN	1.00	9/28/12	4,000,000	4,002,266
East Brunswick Township, GO Notes, BAN	2.00	1/4/13	12,777,000	12,902,059
Kearny Board of Education, GO Notes, GAN	1.50	10/12/12	5,000,000	5,015,195
Livingston Township Board of Education, GO Notes, GAN	1.50	9/27/12	6,250,000	6,276,681
Montclair Township, Temporary Notes	1.50	3/9/12	5,000,000	5,000,540
Rahway, GO Notes, BAN	1.00	10/3/12	7,000,000	7,008,161
Rutgers, The State University, GO Notes,
Refunding (Liquidity Facility; TD Bank)	0.09	3/1/12	2,500,000[a]	2,500,000
West Milford Township, GO Notes, BAN	1.00	10/5/12	2,000,000	2,002,947
Woodbridge Township Board of Education, Temporary Notes	1.00	2/6/13	10,500,000	10,548,798
New Mexico—.7%
Alamogordo, Hospital Improvement Revenue,
Refunding (Gerald Champion Regional Medical
Center Project) (LOC; Bank of America)	0.24	3/7/12	10,000,000[a]	10,000,000
New York—4.8%
Albany Industrial Development Agency, Civic Facility Revenue
(Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.21	3/7/12	1,000,000[a]	1,000,000
Amherst Industrial Development Agency, Civic Facility
Revenue (Daemen College Project) (LOC; M&T Trust)	0.21	3/7/12	12,200,000[a]	12,200,000

The Funds	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Dutchess County Industrial Development Agency, Civic Facility
Revenue (Brookview, Inc. Project) (LOC; M&T Trust)	0.21	3/7/12	8,435,000	[a]	8,435,000
Erie County Industrial Development Agency,
Civic Facility Revenue (The Canisius High
School of Buffalo, N.Y. Project) (LOC; M&T Trust)	0.21	3/7/12	21,015,000	[a]	21,015,000
New York City Capital Resource Corporation, Recovery Zone
Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.22	3/7/12	3,700,000	[a]	3,700,000
New York State Housing Finance Agency,
Housing Revenue (25 Washington Street) (LOC; M&T Trust)	0.18	3/7/12	7,800,000	[a]	7,800,000
Onondaga County Industrial Development Agency,
Civic Facility Revenue (Syracuse Research
Corporation Facility) (LOC; M&T Trust)	0.21	3/7/12	3,920,000	[a]	3,920,000
Tompkins County Industrial Development Agency,
Civic Facility Revenue (Community Development
Properties Ithaca, Inc. Project) (LOC; M&T Trust)	0.26	3/7/12	6,500,000	[a]	6,500,000
North Carolina—.5%
North Carolina Capital Facilities Finance Agency,
Educational Facilities Revenue (High Point University
Project) (LOC; Branch Banking and Trust Co.)	0.16	3/7/12	5,325,000	[a]	5,325,000
North Carolina Capital Facilities Finance Agency, Revenue
(Montessori Children’s Center, Inc.) (LOC; Bank of America)	0.28	3/7/12	1,175,000	[a]	1,175,000
Ohio—4.0%
Akron, GO Notes, BAN (Various Purpose)	1.13	11/15/12	4,650,000		4,667,139
Hamilton County, Hospital Facilities Revenue (University
Hospital) (P-FLOATS Series MT-640) (Liquidity Facility;
Bank of America and LOC; Bank of America)	0.57	3/7/12	40,000,000 [a,b,c]		40,000,000
Warren County, Health Care Facilities Improvement
Revenue (Otterbein Homes Project) (LOC; U.S. Bank NA)	0.16	3/7/12	9,200,000	[a]	9,200,000
Oregon—1.5%
Umatilla Indian Reservation Confederated Tribes,
Tribal Infrastructure Revenue (LOC; Wells Fargo Bank)	0.15	3/7/12	20,705,000	[a]	20,705,000
Pennsylvania—9.7%
Allegheny County, GO Notes, TRAN	1.50	7/16/12	40,000,000		40,192,909
Allegheny County, GO Notes, TRAN	2.00	7/16/12	18,300,000		18,422,446
Allegheny County Industrial Development Authority,
Revenue (The Watson Institute Friendship
Academy Project) (LOC; PNC Bank NA)	0.16	3/7/12	3,750,000	[a]	3,750,000
Beaver County Industrial Development Authority, PCR,
Refunding (FirstEnergy Nuclear Generation
Corporation Project) (LOC; Citibank NA)	0.15	3/7/12	39,500,000	[a]	39,500,000
Chester County Industrial Development Authority,
Revenue (Archdiocese of Philadelphia) (LOC; PNC Bank NA)	0.14	3/7/12	7,675,000	[a]	7,675,000
Emmaus General Authority, Local Government
Revenue (LOC; U.S. Bank NA)	0.14	3/7/12	3,400,000	[a]	3,400,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Monroe County Hospital Authority, HR
(Pocono Medical Center) (LOC; PNC Bank NA)	0.16	3/7/12	3,330,000	[a]	3,330,000
RBC Municipal Products Inc. Trust (Series C-14)
(Central Bradford Progress Authority, Revenue
(Robert Packer Hospital Issue)) (Liquidity Facility;
Royal Bank of Canada and LOC; Royal Bank of Canada)	0.16	3/7/12	6,995,000 [a,b,c]		6,995,000
RBC Municipal Products Inc. Trust (Series E-28) (Manheim
Township School District, GO Notes) (Liquidity Facility;
Royal Bank of Canada and LOC; Royal Bank of Canada)	0.16	3/7/12	6,000,000 [a,b,c]		6,000,000
Rhode Island—.7%
Rhode Island State and Providence Plantations, GO Notes, TAN	2.00	6/29/12	9,000,000		9,050,049
South Carolina—1.3%
South Carolina Association of Governmental Organizations, COP	1.50	4/13/12	18,000,000		18,026,728
Tennessee—.5%
Blount County Public Building Authority, Local Government
Public Improvement Revenue (Liquidity Facility;
Branch Banking and Trust Co.)	0.16	3/7/12	5,450,000	[a]	5,450,000
Chattanooga Health Educational and Housing Facility
Board, Revenue (Southern Adventist University
Project) (LOC; Bank of America)	0.26	3/7/12	1,885,000	[a]	1,885,000
Texas—8.3%
Jefferson County Industrial Development Corporation,
Hurricane Ike Disaster Area Revenue (Jefferson
Refinery, L.L.C. Project) (LOC; Branch Banking and Trust Co.)	0.30	3/29/12	3,000,000		3,000,000
Jefferson County Industrial Development Corporation,
Hurricane Ike Disaster Area Revenue (Jefferson
Refinery, L.L.C. Project) (LOC; Branch Banking and Trust Co.)	0.50	3/29/12	28,900,000		28,900,000
JPMorgan Chase Putters/Drivers Trust (Series 3946) (Texas,
GO Notes, TRAN) (Liquidity Facility; JPMorgan Chase Bank)	0.13	3/1/12	29,000,000 [a,b,c]		29,000,000
JPMorgan Chase Putters/Drivers Trust (Series 3964) (Texas,
GO Notes, TRAN) (Liquidity Facility; JPMorgan Chase Bank)	0.13	3/1/12	35,000,000 [a,b,c]		35,000,000
Lower Colorado River Authority, Revenue, CP
(Lower Colorado River Authority Transportation
Services Corp.) (Liquidity Facility; JPMorgan Chase Bank)	0.16	4/4/12	6,250,000		6,249,768
RBC Municipal Products Inc. Trust (Series E-27) (Harris County
Health Facilities Development Corporation, HR, Refunding
(Memorial Hermann Healthcare System)) (Liquidity Facility;
Royal Bank of Canada and LOC; Royal Bank of Canada)	0.16	3/7/12	5,000,000 [a,b,c]		5,000,000
Texas Transportation Commission, State Highway Fund
First Tier Revenue (P-FLOATS Series MT-715)
(Liquidity Facility; Bank of America)	0.22	3/7/12	5,000,000 [a,b,c]		5,000,000
Utah—.2%
Utah Housing Corporation, MFHR
(Timbergate Apartments Project) (LOC; FHLMC)	0.21	3/7/12	3,125,000	[a]	3,125,000

The Funds	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia—1.4%
Alexandria Industrial Development Authority, Revenue (Institute
for Defense Analyses Project) (LOC; Branch Banking and Trust Co.)	0.16	3/7/12	9,875,000[a]	9,875,000
Williamsburg Industrial Development Authority, Revenue
(The Colonial Williamsburg Foundation) (LOC; Wells Fargo Bank)	0.15	3/7/12	8,800,000[a]	8,800,000
Washington—2.5%
Tulalip Tribes of the Tulalip Reservation, Revenue,
Refunding (Capital Projects) (LOC; Wells Fargo Bank)	0.15	3/7/12	2,625,000[a]	2,625,000
Vancouver Housing Authority, Pooled Housing Revenue,
Refunding (Liquidity Facility; FHLMC and LOC; FHLMC)	0.20	3/7/12	4,400,000[a]	4,400,000
Washington, Various Purpose GO, Refunding (P-FLOATS
Series PT-4658) (Liquidity Facility; Bank of America)	0.22	3/7/12	6,065,000 [a,b,c]	6,065,000
Wells Fargo Stage Trust (Series 36C) (Washington Health Care
Facilities Authority, Revenue (PeaceHealth)) (Liquidity
Facility; Wells Fargo Bank and LOC; Wells Fargo Bank)	0.17	3/7/12	19,995,000 [a,b,c]	19,995,000
Wisconsin—.5%
Wisconsin Health and Educational Facilities Authority,
Revenue (Cedar Crest, Inc.) (LOC; Bank of Montreal)	0.16	3/7/12	7,120,000[a]	7,120,000

Total Investments (cost $1,322,784,098)			98.1%	1,322,784,806
Cash and Receivables (Net)			1.9%	25,979,352
Net Assets			100.0%	1,348,764,158

a Variable rate demand note—rate shown is the interest rate in effect at February 29, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2012, these securities amounted to $176,555,000 or 13.1% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

16

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MERLOTS	Municipal Exempt Receipt Liquidity Option Tender			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PUTTERS		Puttable Tax-Exempt Receipts		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
ROCS		Reset Options Certificates		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	92.8
AAA,AA,Ad		Aaa,Aa,Ad		AAA,AA,Ad	.4
Not Rated[e]		Not Rated[e]		Not Rated[e]	6.8
100.0

† Based on total investments.
[d] Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	17

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2012 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including Repurchase Agreements of $175,000,000
for BNY Mellon Money Market Fund)—Note 2(c)	996,265,769	1,322,784,806
Cash	951,448	114,883
Receivable for investment securities sold	—	25,000,355
Interest receivable	206,678	1,140,238
Prepaid expenses	22,103	24,603
	997,445,998	1,349,064,885
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	110,334	110,929
Due to Administrator—Note 3(a)	98,076	136,281
Payable for shares of Beneficial Interest redeemed	40,604	—
Accrued expenses	53,455	53,517
	302,469	300,727
Net Assets ($)	997,143,529	1,348,764,158
Composition of Net Assets ($):
Paid-in capital	997,145,562	1,350,235,825
Accumulated net realized gain (loss) on investments	(2,033)	(1,472,375)
Accumulated gross unrealized appreciation on investments	—	708
Net Assets ($)	997,143,529	1,348,764,158
Net Asset Value Per Share
Class M Shares
Net Assets ($)	991,112,363	1,347,662,125
Shares Outstanding	991,114,390	1,349,133,545
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	6,031,166	1,102,033
Shares Outstanding	6,031,172	1,103,195
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	996,265,769	1,322,784,098

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2012 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Investment Income ($):
Interest Income	861,449	1,267,093
Expenses:
Investment advisory fee—Note 3(a)	756,049	1,052,538
Administration fee—Note 3(a)	628,803	875,401
Custodian fees—Note 3(b)	53,029	45,958
Trustees’ fees and expenses—Note 3(c)	31,707	46,580
Professional fees	18,605	22,224
Registration fees	14,059	13,639
Prospectus and shareholders’ reports	5,253	4,879
Shareholder servicing costs—Note 3(b)	4,576	882
Miscellaneous	11,746	21,776
Total Expenses	1,523,827	2,083,877
Less—reduction in expenses due to undertaking—Note 3(a)	(662,172)	(817,041)
Less—reduction in fees due to earnings credits—Note 3(b)	(393)	—
Net Expenses	861,262	1,266,836
Investment Income—Net	187	257
Realized and Unrealized Gain (Loss) on Investments—Note 2(b) ($):
Net realized gain (loss) on investments	—	7,676
Net unrealized appreciation (depreciation) on investments	—	708
Net Realized and Unrealized Gain (Loss) on Investments	—	8,384
Net Increase in Net Assets Resulting from Operations	187	8,641

See notes to financial statements.

The Funds	19

STATEMENT OF CHANGES IN NET ASSETS

			BNY Mellon National
	BNY Mellon Money Market Fund		Municipal Money Market Fund
	Six Months Ended		Six Months Ended
	February 29, 2012	Year Ended	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	187	188,295	257	501,481
Net realized gain (loss) from investments	—	1,862	7,676	70,969
Net unrealized appreciation (depreciation) on investments	—	—	708	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	187	190,157	8,641	572,450
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(180)	(188,295)	(257)	(501,481)
Investor Shares	(7)	—	—	—
Total Dividends	(187)	(188,295)	(257)	(501,481)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	939,491,300	2,272,717,006	1,256,484,228	3,261,289,405
Investor Shares	6,819,307	5,353,986	2,294,141	1,016,239
Dividends reinvested:
Class M Shares	—	20	—	9
Investor Shares	7	—	—	—
Cost of shares redeemed:
Class M Shares	(954,489,868)	(2,359,378,733)	(1,261,591,898)	(3,459,874,403)
Investor Shares	(2,310,211)	(4,144,401)	(1,463,263)	(745,031)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(10,489,465)	(85,452,122)	(4,276,792)	(198,313,781)
Total Increase (Decrease) In Net Assets	(10,489,465)	(85,450,260)	(4,268,408)	(198,242,812)
Net Assets ($):
Beginning of Period	1,007,632,994	1,093,083,254	1,353,032,566	1,551,275,378
End of Period	997,143,529	1,007,632,994	1,348,764,158	1,353,032,566

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market fund for the fiscal periods indicated.All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.001	.012	.037	.050
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.001)	(.012)	(.037)	(.050)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.02	.07	1.24	3.72	5.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30[b]	.30	.30	.33	.30	.30
Ratio of net expenses to average net assets	.17[b]	.26	.29	.33	.30	.30
Ratio of net investment income to average net assets	.00[b,c]	.02	.07	1.08	3.53	5.04
Net Assets, end of period ($ x 1,000)	991,112	1,006,111	1,092,771	1,934,739	1,175,866	843,242

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

The Funds	21

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.010	.034	.048
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.010)	(.034)	(.048)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00[c]	.00[c]	.99	3.47	4.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58[b]	.55	.55	.58	.55	.55
Ratio of net expenses to average net assets	.18[b]	.26	.38	.58	.55	.55
Ratio of net investment income to average net assets	.00[b,c]	.00[c]	.00[c]	.97	3.39	4.80
Net Assets, end of period ($ x 1,000)	6,031	1,522	312	1,701	1,588	1,354

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

22

			Class M Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.008	.024	.033
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.008)	(.024)	(.033)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.03	.05	.79	2.39	3.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30[b]	.29	.30	.35	.31	.30
Ratio of net expenses to average net assets	.18[b]	.26	.28	.34	.28	.30
Ratio of net investment income to average net assets	.00[b,c]	.03	.04	.80	2.24	3.35
Net Assets, end of period ($ x 1,000)	1,347,662	1,352,760	1,551,274	1,770,608	1,629,931	940,257

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

The Funds	23

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 29, 2012		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.006	.021	.031
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.006)	(.021)	(.031)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00[c]	.00[c]	.60	2.13	3.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[b]	.54	.55	.60	.56	.56
Ratio of net expenses to average net assets	.18[b]	.29	.33	.53	.53	.55
Ratio of net investment income to average net assets	.00[b,c]	.00[c]	.00[c]	.57	2.05	3.16
Net Assets, end of period ($ x 1,000)	1,102	272	1	1	1	1

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-seven series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor Class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the funds’ investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable them to do so. There is no assurance, however, that the funds will be able to maintain a stable net asset value per share of $1.00.

The Funds	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under theAct. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 29, 2012 in valuing each fund’s investments.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS.ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Table 1—Fair Value Measurements

		Short-Term Investments ($)†
	Level 1—Unadjusted	Level 2—Other Significant	Level 3—Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
BNY Mellon Money Market Fund	—	996,265,769	—	996,265,769
BNY Mellon National Municipal
Money Market Fund	—	1,322,784,806	—	1,322,784,806

†	See Statements of Investments for additional detailed categorizations.

26

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the credit-worthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of BNY Mellon National Municipal Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2012, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before

The Funds	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

BNY Mellon Money Market Fund has an unused capital loss carryover of $2,033 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2011. If not applied, the carryover expires in fiscal 2017.

BNY Mellon National Municipal Money Market Fund has an unused capital loss carryover of $1,480,051 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2011. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2011 was all ordinary income for BNY Mellon Money Market Fund and for BNY Mellon National Municipal Money Market Fund was all tax-exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 29, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

BNY Mellon Fund Advisors have undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. Table 2 summarizes the amount of the reduction in expenses for Class M and Investor shares of each fund.

Table 2—Yield Floor Expense Reimbursement Amounts

	Class M	Investor
	Shares	Shares

BNY Mellon
Money Market Fund	655,411	6,761
BNY Mellon National Municipal
Money Market Fund	815,766	1,275

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The

28

Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 3 summarizes the amount Investor shares of each fund were charged during the period ended February 29, 2012, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 3—Shareholder Services Plan Fees
BNY Mellon Money Market Fund	$4,557
BNY Mellon National Municipal
Money Market Fund	868

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 4 summarizes the amount each fund was charged during the period ended February 29, 2012, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations.

Table 4—Cash Management Agreement Fees
Cash Management
Fees ($)

BNY Mellon
Money Market Fund	10
BNY Mellon National
Municipal Money Market Fund	7

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for each fund.These fees were partially offset by earnings credits pursuant to the custody agreement, also summarized in Table 5 for each relevant fund.

Table 5—Custody Agreement Fees
	Custody	Earnings
	Fees ($)	Credits ($)
BNY Mellon Money Market Fund	53,029	(393)
BNY Mellon National Municipal
Money Market Fund	45,958	—

During the period ended February 29, 2012, each fund was charged $3,209 for services performed by the Chief Compliance Officer and his staff.

Table 6 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

Table 6—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Money Market Fund	118,686	1,251	42,500	1,061	(53,164)
BNY Mellon National
Municipal Money Market Fund	165,079	201	37,800	1,061	(93,212)

The Funds	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000. Effective March 13, 2012, the annual fee increased to $80,000, with the Chairman of the Trust’s Board and Audit Committee receiving additional annual fees of $20,000 and $15,000, respectively.

NOTE 4—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Trust’s Board.The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considers an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 of the Act. During the period ended February 29, 2012, BNY Mellon National Municipal Money Market Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act amounting to $249,364,000 and $361,750,000, respectively.

30

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

3

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ David K. Mossman
David K. Mossman, President
Date:	4/23/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David K. Mossman
David K. Mossman, President
Date:	4/23/2012

By: /s/ James Windels
James Windels, Treasurer
Date:	4/23/2012

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)